UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04041

GE INVESTMENTS FUNDS, INC.

(Exact name of registrant as specified in charter)

1600 Summer Street

Stamford, Connecticut 06905

(Address of principal executive offices)(Zip code)

GE Asset Management

1600 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/13

Item 1.	Reports to Stockholders.

GE Investments Funds, Inc.

U.S. Equity Fund

Annual Report

December 31, 2013

GE Investments Funds, Inc.

U.S. Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2013 (Unaudited)

The information provided on the performance pages relates to the GE Investments U.S. Equity Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2014 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

U.S. Equity Fund	(Unaudited)

David B. Carlson

Chief Investment Officer — U.S. Equities

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus, and Paul C. Reinhardt. Each of the foregoing portfolio managers manages one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. However, as lead portfolio manager for the Fund, Mr. Carlson is vested with the authority to adjust the allocation of assets to each sub-portfolio.

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as a portfolio manager for the U.S. Equity Fund since May 2011. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Fund since January 2001. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Q.	How did the GE Investments U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2013?
A.	For the twelve-month period ended December 31, 2013, the GE Investments U.S. Equity Fund returned 33.91%. The S&P 500® Index (S&P 500), the Fund’s benchmark, returned 32.39% and the Fund’s Morningstar peer group of 362 U.S. Insurance Large Growth Funds returned an average of 35.26% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	As economic data — from manufacturing to employment, housing, autos and consumer confidence — improved, the S&P 500 rose 32.4% in 2013, achieving its best single-year total return since 1997. The massive advance astonished many investors, as the size of the market rally dwarfed the pace of single-digit GDP and corporate earnings growth. In other words, the market rally was fueled by expanding valuations. At the beginning of 2013 S&P 500 stocks sold at 13x forward-earnings, and ended the year at a forward P/E of 15.4x — neither particularly cheap nor expensive by historical standards. The market’s ability to climb higher as the Federal Reserve announced its intention to taper government debt purchases, signaled investor confidence that growth could be sustained absent heroic Fed intervention. As economic confidence improved, the S&P 500 cyclical sectors outperformed, led by consumer discretionary (+43%), health care (+41.5%) led by strength in biotechnology stocks) and industrials (+41%). The higher-yielding, defensive stocks lagged on concerns that rising bond yields could cut demand for equity income in sectors like telecommunications (+11.5%) and utilities (+13%). The energy sector also underperformed as commodity prices stalled. During the year, small cap stocks outperformed large cap stocks, while the growth style of investing generally beat value.

2

(Unaudited)

Q.	What were the primary drivers of Fund performance?

A.	Stock selection was strong across the Fund, and it was well positioned to take advantage of the cyclical leadership. The Fund benefited both from underweight exposure to the defensive consumer staples, telecommunications and utilities sectors, as well as positive overweights relative to the S&P 500 financials, health care and consumer discretionary sectors.

Rising interest rates and more robust capital markets activity in part led to outperformance among the Fund’s financials sector holdings, with the greatest contributions coming from capital markets companies enjoying higher volumes of business and better profit prospects. Asset managers saw increased fund flows, while life insurance companies got a lift from higher interest income and stronger pricing trends. The Fund’s bank and consumer finance holdings rallied amid rising interest rates, a relatively benign regulatory environment and improving credit trends. Underweighting REITs as investor appetite for equity yield declined also helped the Fund’s performance.

The Fund’s consumer staples holdings significantly outperformed the S&P 500 benchmark sector and the market. The Fund holds several attractively valued companies that have outperformed modest earnings growth expectations, while avoiding richly-valued consumer stocks also bolstered the Fund’s relative performance. The Fund successfully navigated a volatile environment for commodities during the year, investing in chemicals companies that benefited from falling input costs, while underweighting struggling integrated oil companies as energy prices ailed.

In an otherwise strong year, there were some key detractors to performance. As a group, the technology sector holdings trimmed the Fund’s relative returns. In general, companies perceived as “newer technology” outperformed, including internet software and cloud services companies. While the Fund held some internet search and ecommerce companies, it also held several technology stocks that lagged in the relatively defensive communications equipment, software and data storage industries. These “steady growers” mitigated the positive effect of owning some of the “newer technology” names. While the Fund was generally positioned to benefit from an improving economy, it was underweighted in the industrials sector, which weighed on returns.
Q.	Were there any significant changes in the Fund during the period?

A.	During the twelve-month period, the Fund reversed its overweight exposure to the information technology sector and was underweight by December 31, 2013. As several technology holdings suffered from increased competitive dynamics and investor concerns about obsolescence risk, we reduced positions leveraged to the declining personal computer market, and those suffering from anemic enterprise spending. We took profits in the consumer discretionary and industrials sectors. Coupled with the reduced technology exposure, the Fund softened the cyclical tilt it had in the beginning of the period.

At year-end 2013, the Fund’s largest overweight exposures were within the financials and health care sectors. We continued to build the Fund’s health care sector holdings with several new positions and increased positions of other holdings in which we have conviction. We funded these purchases in part with proceeds from eliminations of other health care holdings with, according to our analysis, lesser appreciation potential. During the period we initiated some new positions in insurance and capital markets companies and bolstered the Fund’s position in other financials holdings. Despite these changes in positioning, the Fund maintained its bottom-up stock selection approach with a focus on the long-term investment horizon. We believe the Fund is well-positioned going into the next year.

3

U.S. Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,163.00	4.20
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,021.32	3.92

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.77% (for the period July 1, 2013 - December 31, 2013), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

U.S. Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/13

	One Year	Five Year	Ten Year
Number of funds in peer group	362	341	292
Peer group average annual total return	35.26%	19.57%	7.35%
Morningstar Category in peer group: U.S. Insurance Large Growth

Sector Allocation

as a % of Fair Value of $34,274 (in thousands) on December 31, 2013 (b)(c)

Top Ten Largest Holdings

as of December 31, 2013 (as a % of Fair Value) (b)(c)

Comcast Corp., Class A	2.56%
EMC Corp.	2.46%
Express Scripts Holding Co.	2.38%
Pfizer Inc.	2.34%
Amgen Inc.	2.21%
QUALCOMM Inc.	2.19%
Citigroup Inc.	2.04%
Apple Inc.	2.00%
Schlumberger Ltd.	1.84%
Chevron Corp.	1.82%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2013

Class 1 Shares (Inception date: 1/3/95)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
U.S. Equity Fund	33.91%	16.92%	6.87%	$19,432
S&P 500 Index	32.39%	17.94%	7.40%	$20,429

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

U.S. Equity Fund

Schedule of Investments	December 31, 2013

U.S. Equity Fund

	Number of Shares	Fair Value

Common Stock — 93.3%†

Advertising — 0.3%

The Interpublic Group of Companies Inc.	5,086	$90,023

Aerospace & Defense — 1.9%

General Dynamics Corp.	318	30,385
Honeywell International Inc.	4,896	447,347
The Boeing Co.	1,351	184,398
		662,130

Agricultural Products — 1.0%

Archer-Daniels-Midland Co.	7,630	331,142

Air Freight & Logistics — 0.8%

United Parcel Service Inc.	2,639	277,306

Airlines — 0.2%

Delta Air Lines Inc.	2,988	82,080

Application Software — 0.7%

Intuit Inc.	3,115	237,737

Asset Management & Custody Banks —3.9%

Ameriprise Financial Inc.	4,816	554,081
Invesco Ltd.	13,145	478,478
State Street Corp.	4,323	317,265	(a)
		1,349,824

Auto Parts & Equipment — 0.5%

TRW Automotive Holdings Corp.	2,146	159,641	(b)

Automobile Manufacturers — 1.3%

Ford Motor Co.	21,776	336,003
General Motors Co.	2,702	110,431	(b)
		446,434

Automotive Retail — 0.6%
AutoZone Inc.	461	220,330	(b)

Biotechnology — 3.9%

Alexion Pharmaceuticals Inc.	890	118,423	(b)
Amgen Inc.	6,628	756,653
Gilead Sciences Inc.	5,945	446,767	(b)
		1,321,843

Broadcasting — 0.9%

CBS Corp.	1,590	101,347
Discovery Communications Inc.	2,448	205,289	(b)
		306,636

	Number of Shares	Fair Value

Cable & Satellite — 3.5%

Comcast Corp., Class A	11,762	$611,212
Comcast Corp., Special Class A	5,341	266,409
Liberty Global PLC	3,974	335,088	(b)
		1,212,709

Casinos & Gaming — 0.7%

Las Vegas Sands Corp.	2,861	225,647

Commodity Chemicals — 1.5%

LyondellBasell Industries N.V.	6,199	497,656

Communications Equipment — 3.8%

Cisco Systems Inc.	24,319	545,962
QUALCOMM Inc.	10,125	751,781
		1,297,743

Computer Hardware — 2.9%

Apple Inc.	1,224	686,799	(c)
Hewlett-Packard Co.	10,332	289,089
		975,888

Computer Storage & Peripherals — 2.5%

EMC Corp.	33,539	843,506

Construction & Farm Machinery — 0.1%

Cummins Inc.	254	35,806

Consumer Finance — 1.2%

American Express Co.	4,610	418,265

Data Processing & Outsourced Services — 0.9%

Visa Inc.	1,431	318,655

Department Stores — 0.4%

Macy’s Inc.	2,384	127,306

Diversified Financial Services — 5.9%

Bank of America Corp.	13,193	205,415
Citigroup Inc.	13,431	699,890
JPMorgan Chase & Co.	9,775	571,642
Wells Fargo & Co.	12,176	552,790
		2,029,737

Drug Retail — 0.8%

CVS Caremark Corp.	3,926	280,984

Electric Utilities — 0.4%

NextEra Energy Inc.	1,431	122,522

Electrical Components & Equipment — 0.3%

Eaton Corp. PLC	1,351	102,838

See Notes to Schedules of Investments and Notes to Financial Statements.

6

U.S. Equity Fund

Schedule of Investments	December 31, 2013

	Number of Shares	Fair Value

Fertilizers & Agricultural Chemicals — 1.1%

Monsanto Co.	3,338	$389,044

General Merchandise Stores — 0.5%

Dollar General Corp.	2,702	162,985	(b)

Healthcare Distributors — 0.5%

Cardinal Health Inc.	2,639	176,312

Healthcare Equipment — 2.3%

Abbott Laboratories	3,815	146,229
Covidien PLC	8,011	545,549
Medtronic Inc.	252	14,462
Stryker Corp.	954	71,684
		777,924

Healthcare Services — 2.4%

Express Scripts Holding Co.	11,635	817,242	(b)

Healthcare Supplies — 0.5%

DENTSPLY International Inc.	3,656	177,243

Home Improvement Retail — 1.3%

Lowe’s Companies Inc.	9,268	459,229

Household Products — 0.3%

Energizer Holdings Inc.	795	86,051

Independent Power Producers & Energy Traders — 0.7%

AES Corp.	7,153	103,790
Calpine Corp.	3,179	62,022	(b)
NRG Energy Inc.	2,702	77,602
		243,414

Industrial Machinery — 0.9%

Dover Corp.	3,338	322,250

Integrated Oil & Gas — 5.1%

Chevron Corp.	4,991	623,426
Exxon Mobil Corp.	4,768	482,522
Hess Corp.	2,305	191,315
Occidental Petroleum Corp.	4,753	452,010
		1,749,273

Integrated Telecommunication Services — 0.7%

Verizon Communications Inc.	4,896	240,589

Internet Retail — 0.5%

Amazon.com Inc.	445	177,462	(b)

Internet Software & Services — 3.6%

Baidu Inc. ADR	2,130	378,884	(b)
eBay Inc.	5,881	322,808	(b)
Google Inc.	483	541,303	(b)
		1,242,995

	Number of Shares	Fair Value

Investment Banking & Brokerage — 1.4%

The Charles Schwab Corp.	4,133	$107,458
The Goldman Sachs Group Inc.	2,003	355,052
		462,510

Life & Health Insurance — 0.4%

Prudential Financial Inc.	1,431	131,967

Life Sciences Tools & Services — 0.3%

PerkinElmer Inc.	2,066	85,181

Managed Healthcare — 1.0%

UnitedHealth Group Inc.	4,610	347,133

Movies & Entertainment — 2.0%

The Walt Disney Co.	1,685	128,734
Time Warner Inc.	8,027	559,642
		688,376

Multi-Line Insurance — 2.8%

American International Group Inc.	11,333	578,549
Hartford Financial Services Group Inc.	10,808	391,574
		970,123

Oil & Gas Equipment & Services — 3.8%

Cameron International Corp.	2,623	156,147	(b)
Halliburton Co.	9,982	506,587
Schlumberger Ltd.	6,994	630,229
		1,292,963

Oil & Gas Exploration & Production — 1.6%

Anadarko Petroleum Corp.	4,546	360,589
Marathon Oil Corp.	5,722	201,986
		562,575

Packaged Foods & Meats — 0.8%

Mondelez International Inc.	7,312	258,114

Pharmaceuticals — 6.6%

Actavis PLC	1,860	312,480	(b)
GlaxoSmithKline PLC ADR	1,669	89,108
Johnson & Johnson	6,278	575,002
Merck & Company Inc.	9,219	461,411
Pfizer Inc.	26,227	803,333
		2,241,334

Property & Casualty Insurance — 1.2%

ACE Ltd.	3,862	399,833

Railroads — 0.4%

CSX Corp.	5,245	150,899

Regional Banks — 1.1%

Regions Financial Corp.	38,466	380,429

See Notes to Schedules of Investments and Notes to Financial Statements.

7

U.S. Equity Fund

Schedule of Investments	December 31, 2013

	Number of Shares	Fair Value

Research & Consulting Services — 0.1%

Nielsen Holdings N.V.	795	$36,483

Semiconductor Equipment — 0.2%

Applied Materials Inc.	4,292	75,925

Semiconductors — 0.3%

Analog Devices Inc.	1,971	100,383

Soft Drinks — 2.8%

Coca-Cola Enterprises Inc.	8,583	378,768
PepsiCo Inc.	7,105	589,288
		968,056

Specialized Finance — 1.4%

CME Group Inc.	4,610	361,701
McGraw Hill Financial Inc.	1,526	119,333
		481,034

Specialized REITs — 1.5%

American Tower Corp.	6,358	507,496

Specialty Chemicals — 0.2%

PPG Industries Inc.	286	54,243
Rockwood Holdings Inc.	318	22,870
		77,113

Specialty Stores — 0.8%

Dick’s Sporting Goods Inc.	4,927	286,259

Systems Software — 1.3%

Microsoft Corp.	2,782	104,130
Oracle Corp.	8,742	334,469
		438,599

Total Common Stock (Cost $23,908,436)		31,939,186

Exchange Traded Funds — 1.5%
Financial Select Sector SPDR Fund	4,725	103,288	(d)
Industrial Select Sector SPDR Fund	8,072	421,843	(d)

Total Exchange Traded Funds (Cost $315,165)		525,131

Total Investments in Securities (Cost $24,223,601)		32,464,317

	Fair Value
Short-Term Investments — 5.3%
GE Institutional Money Market Fund — Investment Class 0.00% (Cost $1,809,284)	$1,809,284	(e,f)

Total Investments (Cost $26,032,885)	34,273,601

Liabilities in Excess of Other Assets, net — (0.1)%	(39,258)

NET ASSETS — 100.0%	$34,234,343

Other Information:

The Fund had the following long futures contracts open at December 31, 2013:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2014	12	$1,104,660	$40,016

See Notes to Schedules of Investments and Notes to Financial Statements.

8

Notes to Schedule of Investments	December 31, 2013

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.
(b)	Non-income producing security.
(c)	At December 31, 2013, all or a portion of this security was pledged to cover collateral requirements for futures.
(d)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.
(e)	Coupon amount represents effective yield.
(f)	GE Asset Management Incorporated (“GEAM”), the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.
†	Percentages are based on net assets as of December 31, 2013.

Abbreviations:

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

SPDR	Standard and Poor’s Depository Receipts

9

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/13		12/31/12		12/31/11		12/31/10		12/31/09
Inception date	—		—		—		—		1/3/95
Net asset value, beginning of period	$35.14		$30.74		$31.92		$29.23		$22.44
Income/(loss) from investment operations:
Net investment income	0.42		0.45		0.24		0.28	*	0.30
Net realized and unrealized gains/(losses) on investments	11.49		4.40		(1.17)		2.72		6.80
Total income/(loss) from investment operations	11.91		4.85		(0.93)		3.00		7.10
Less distributions from:
Net investment income	0.42		0.45		0.25		0.31		0.31
Total distributions	0.42		0.45		0.25		0.31		0.31
Net asset value, end of period	$46.63		$35.14		$30.74		$31.92		$29.23
TOTAL RETURN(a)	33.91%		15.80%		(2.91)%		10.26%		31.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$34,234		$29,924		$30,940		$38,305		$41,792
Ratios to average net assets:
Net investment income	0.95%		1.22%		0.70%		0.96%		1.11%
Net expenses	0.80%	(b)	0.80%	(b)	0.89%	(b)	0.69%	(b)	0.86%	(b)
Gross expenses	0.80%		0.81%		0.90%		0.69%		0.86%
Portfolio turnover rate	40%		66%		39%		42%		46%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GEAM’s waiver of a portion of the Fund’s advisory and administrative fee (“management fee”) in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in an affiliated money market fund managed by GEAM.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities December 31, 2013

ASSETS
Investments in securities, at Fair Value (cost $24,223,601)	$32,464,317
Short-term affiliated investments (at amortized cost)	1,809,284
Cash	24
Income receivables	40,309
Receivable for fund shares sold	421
Variation margin receivable	4,177
Other assets	256
Total assets	34,318,788

LIABILITIES
Payable for fund shares redeemed	22,719
Payable to GEAM	15,660
Accrued other expenses	46,066
Total liabilities	84,445
NET ASSETS	$34,234,343

NET ASSETS CONSIST OF:
Capital paid in	$26,968,233
Undistributed (distributions in excess of) net investment income	562
Accumulated net realized loss	(1,015,184)
Net unrealized appreciation (depreciation) on:
Investments	8,240,716
Futures	40,016
NET ASSETS	$34,234,343
Shares outstanding ($0.01 par value; unlimited shares authorized)	734,137
Net asset value per share	$46.63

The accompanying Notes are an integral part of these financial statements.

11

Statement of Operations For the year ended December 31, 2013

INVESTMENT INCOME
Income
Dividend	$563,409
Interest	5,025
Income from affiliated investments	147
Less: Foreign taxes withheld	(1,151)
Total income	567,430

Expenses
Advisory and administration fees	179,038
Directors’ fees	1,428
Custody and accounting expenses	41,445
Professional fees	18,821
Other expenses	18,016
Total expenses before waivers	258,748
Less: Fees waived by the adviser	(891)
Net expenses	257,857
Net investment income	309,573

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	4,094,649
Futures	94,375

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	4,881,314
Futures	41,297
Net realized and unrealized gain on investments	9,111,635
Net increase in net assets resulting from operations	$9,421,208

The accompanying Notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets
	Year Ended December 31, 2013	Year Ended December 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$309,573	$382,422
Net realized gain (loss) on investments and futures	4,189,024	3,020,134
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	4,922,611	1,246,483
Net increase (decrease) from operations	9,421,208	4,649,039
Distributions to shareholders from:
Net investment income	(309,011)	(382,902)
Total distributions	(309,011)	(382,902)
Increase (decrease) in assets from operations and distributions	9,112,197	4,266,137
Share transactions:
Proceeds from sale of shares	922,198	326,239
Value of distributions reinvested	309,011	382,902
Cost of shares redeemed	(6,033,289)	(5,990,950)
Net increase (decrease) from share transactions	(4,802,080)	(5,281,809)
Total increase (decrease) in net assets	4,310,117	(1,015,672)

NET ASSETS
Beginning of year	29,924,226	30,939,898
End of year	$34,234,343	$29,924,226
Undistributed (distributions in excess of) net investment income, end of period	$562	$–

CHANGES IN FUND SHARES
Shares sold	22,085	9,536
Issued for distributions reinvested	6,658	(175,613)
Shares redeemed	(146,111)	10,962
Net decrease in fund shares	(117,368)	(155,115)

The accompanying Notes are an integral part of these financial statements.

13

Notes to Financial Statements	December 31, 2013

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund (the “Fund”), S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The

Fund may enter into derivative transactions (such as options, futures, and options on futures) to gain market exposure to a certain type of broad-based index as an alternative to investing directly in the securities representing such index.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2013, the Fund invested in stock index future contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

14

Notes to Financial Statements	December 31, 2013

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

15

Notes to Financial Statements	December 31, 2013

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2013:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$31,939,186	$—	$—	$31,939,186
Exchange Traded Funds	525,131	—	—	525,131
Short-Term Investments	1,809,284	—	—	1,809,284

Total Investments in Securities	$34,273,601	$—	$—	$34,273,601

Other Financial Instruments*
Futures Contracts—Unrealized Appreciation	$40,016	$—	$—	$40,016

†	See Schedule of Investments for industry classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2013.

	Asset Derivatives December 31, 2013		Liability Derivatives December 31, 2013
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	40,016*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	–

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

16

Notes to Financial Statements	December 31, 2013

Shown below are the effects of derivative instruments on the Fund’s Statement of Operation, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized inIncome ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	8,477,442/ (7,111,914)	94,375	41,297

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing fund. The maximum amount allowed to be borrowed by any one fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2013.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 17, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“management fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.55%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund, if any.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2013, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$12,382,853	$18,561,142

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2010, 2011, 2012, and 2013 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

17

Notes to Financial Statements	December 31, 2013

At December 31, 2013, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accum. Capital Gain/(Loss)	Late-Year Losses
$26,178,389	$8,247,215	$(152,003)	$8,095,212	$40,016	$562	$(829,665)	$—

As of December 31, 2013, the Fund had capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount
Short-Term	Long-Term	Expires
$417,001	$—	12/31/2017
412,664	$—	12/31/2018

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2013, the Fund utilized $4,045,524 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the year ended December 31, 2013.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2013	$309,011	$—	$309,011
2012	382,902	—	382,902

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) investments in futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2013 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$—	$42,881	$(42,881)

18

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the U.S. Equity Fund (the “Fund”), a series of GE Investments Funds, Inc., as of December 31, 2013 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Equity Fund as of December 31, 2013, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 17, 2014

19

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 11 and December 13, 2013.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems and shareholder servicing model. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board

20

Advisory and Administrative Agreement Renewal	(Unaudited)

members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the Fund’s investment style and the Fund’s relative underperformance in certain prior periods, as well as the Fund’s improved performance over the past year. The Board members discussed GEAM’s investment approach with respect to the Fund, and the reasons for the Fund’s relative underperformance in prior periods.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

The Board noted that the Fund experienced a slight increase in assets over the past year, and the Board members considered the extent to which economies of scale would be realized as the Fund continues to grow and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

21

Advisory and Administrative Agreement Renewal	(Unaudited)

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

22

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified — 17 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer — Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1988.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 through June 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member Board of Governors of the Investment Company Institute since October 2006; Director of GE Asset Management (Ireland) Limited since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998; Trustee of General Electric Insurance Plan Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    52

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel — Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Director of GE Investment Distributors, Inc. since June 2011; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

23

Additional Information	(Unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — Vice President and Secretary — 3 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 8 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

24

Additional Information	(Unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified — 10 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel — Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 17 years

Principal Occupation(s) During Past 5 years    Managing General Partner, NGN Capital LLC since 2006; and Treasurer of NeuroScience Research Institute since 1986.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; and Director of Artes Medical from 2006 to 2008.

25

Additional Information	(Unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

26

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Robert Meyers

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

27

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

S&P 500 Index Fund

Annual Report

December 31, 2013

GE Investments Funds, Inc.

S&P 500 Index Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2013 (Unaudited)

The information provided on the performance page relates to the GE Investments S&P 500 Index Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard and Poor’s makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2014 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

The views expressed in this document reflect our judgement as of the publication date and are subject to change at any time without notice.

1

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

S&P 500 Index Fund	(Unaudited)

SSgA Funds Management, Inc. (“SSgA FM”) is the sub-adviser to the S&P 500 Index Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of State Street Corporation (State Street), a publicly held bank holding company. SSgA FM, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street. The Fund is managed by a team of portfolio managers and the key professionals involved in the day-to-day portfolio management for the Fund include: Karl A. Schneider and John Tucker.

Karl A. Schneider, CAIA, is a Vice President of SSgA FM and Head of US Equity Strategies for the Global Equity Beta Solutions Team (GEBS), where in addition to overseeing the management of the US equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the SSgA Derivatives Committee. Prior to joining GEBS, Mr. Schneider worked as a portfolio manager in SSgA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined State Street in 1996. He holds a BS degree in Finance and Investments from Babson College and an MS degree in Finance from Boston College. Mr. Schneider has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

John F. Tucker, CFA, is a Managing Director of SSgA FM and Co-Head of Passive Equity Strategies in North America. He is responsible for overseeing the management of all equity index strategies and exchange traded funds managed in North America. Mr. Tucker is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in the firm’s second largest investment center. Mr. Tucker joined State Street in 1988. Mr. Tucker received a BA from Trinity College and an MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute. In addition, he is a member of The Russell Index Client Advisory Board and The S&P U.S. Index Advisory Panel.

Q.	How did the GE Investments S&P 500 Index Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2013?

A.	For the twelve-month period ended December 31, 2013, the GE Investments S&P 500 Index Fund returned 31.97%. The S&P 500® Index (S&P 500 Index), the Fund’s benchmark, returned 32.39% and the Fund’s Morningstar peer group of 324 U.S. Insurance Large Blend Funds returned an average of 31.66% over the same period.

Q.	What market conditions affected the Fund’s performance?

A.

The S&P 500 Index added value in every quarter of 2013, and the only months it lost ground during the year were June and August. For 2013 as a whole, more than 90% of the names in the index posted positive returns, and the full S&P 500 Index achieved a total return of 32.4%, its best annual result since 1997. Investors in U.S. stocks were understandably nervous as the fourth quarter got underway, since equities had already produced solidly positive returns for three consecutive quarters and the history of early autumn includes many volatile episodes. Moreover, the September postponement of a widely expected announcement of tapered Federal Reserve asset purchases had dented the U.S. dollar and diverted attention towards non-U.S. markets. When the U.S. Congress could not agree on a budget and the government underwent a partial shutdown in early October, U.S. share buyers remained on the defensive. But major averages did not breach their August lows, and investors began to anticipate a reopening of full government operations and a deal to circumvent the debt ceiling. When agreement actually came in mid-October, stocks had already built up enough momentum to drive volatility lower and lift share prices further through November. Jittery action returned in early December, when oil prices embarked on a sharp rebound. Worries about holiday spending and Chinese growth prospects contributed to the mild malaise. Even though the November employment figures reported on December 6th looked healthy, many investors stayed nervous when Congress arrived almost too easily at a new budget agreement. After all, without political rancor, the Fed might have more incentive to remove accommodation. Sure

2

(Unaudited)

enough, December 18th brought the formal announcement that tapering of debt purchases would begin in January, but the accompanying guidance on maintaining interest rates at minimal levels was received very well by equity investors. The S&P 500 Index proceeded to set several new closing records, ending its extraordinary 2013 essentially on the highs. The popular benchmark returned 2.5% for December, and for the full fourth quarter, the S&P 500 Index surged 10.5%, almost matching its impressive first-quarter advance.

Q.	What were the primary drivers of the Fund’s performance?

A.	All ten of the S&P 500 Index sectors achieved double-digit gains in 2013, participating handsomely in the broad equity prosperity. The top three leadership groups even outpaced the averages consistently enough to post returns for the year that exceeded 40%. Topping the rankings was the consumer discretionary sector, which surged 43.1% for 2013 as a whole, boosted repeatedly by entertainment themes. Video purveyor Netflix and electronics retailer Best Buy led the way, and shares in both more than tripled. Travel and gaming names were also big winners. While the discretionary sector was a mild laggard in December, it still beat the full S&P 500 Index by 30 basis points in the fourth quarter, good enough for third out of ten in the last three months of the year. The healthcare sector was actually a mild underperformer for both December and the full fourth quarter, as investors shied away from defensive themes, but the sector still gained 41.5% for 2013 as a whole. Several biotechnology issues were key contributors to the strength. The third-place sector for all of 2013 was the industrials, with a 40.7% annual return. The industrials finished the year strong, with a December advance of 4.3%, which was second only to the materials group on the month. The industrials were the best sector performer of all for the full fourth quarter, gaining 13.5%. Leading industrial names during 2013 included several airlines and defense contractors. Financials benefited in 2013 from prospects of firmer interest rates, turning in a solid annual performance of 35.6% that earned the sector fourth place overall. Financials were mild laggards of the S&P 500 Index during December and the full fourth quarter.
Six sectors underperformed the S&P 500 Index for the whole of 2013, but four of the laggards still returned more than 25% on the year. For information technology, where some of the big winners came from the social media and data storage arenas, the full 2013 return was 28.4%. Technology enjoyed a particularly strong finish to the year, outpacing the S&P 500 Index handily in both December and in the fourth quarter as a whole. Consumer staples were just the opposite, lagging the S&P 500 Index through the waning months of 2013. But staples still added to their strength from earlier in the year, finishing with a 26.1% gain for the full twelve months. Both energy and materials managed to outperform the S&P 500 Index during December, but only the materials were strong enough to achieve outperformance for the full fourth quarter. For all of 2013, the materials added 25.6%, while energy climbed 25.1%. The conspicuous laggards in both the fourth quarter as well as for all of 2013 were the telecommunications services and utilities sectors. Investors simply lost interest in these income-oriented groups as yield levels were biased higher after April. Telecom was the weakest group, representing the only S&P 500 Index sector to post a loss for December, and it finished the year with an 11.5% return. Utilities did only slightly better in December, and actually turned in the weakest sector performance for the full fourth quarter, during which the sector only gained 2.8%. For all of 2013, the utilities sector climbed 13.2%.

3

S&P 500 Index Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,161.70	1.80
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.54	1.68

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.33% (for the period July 1, 2013 – December 31, 2013), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

S&P 500 Index Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the S&P 500 Index. The Fund seeks to replicate the return of the S&P 500 Index while holding transaction costs low and minimizing portfolio turnover.

Morningstar Performance Comparison
Based on average annual returns for periods ended 12/31/13

	One Year	Five Year	Ten Year
Number of funds in peer group	324	302	258
Peer group average annual total return	31.66%	16.99%	6.78%
Morningstar Category in peer group: U.S. Insurance Large Blend

Sector Allocation

as a % of Fair Value of $206,360 (in thousands) on December 31, 2013 (b)(c)

Top Ten Largest Holdings

as of December 31, 2013 (as a % of Fair Value) (b)(c)

Apple Inc.	3.03%
Exxon Mobil Corp.	2.65%
Google Inc.	1.88%
General Electric Co.	1.71%
Microsoft Corp.	1.69%
Johnson & Johnson	1.54%
Chevron Corp.	1.44%
The Procter & Gamble Co.	1.33%
JPMorgan Chase & Co.	1.32%
Wells Fargo & Co.	1.31%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return
for the Periods Ended December 31, 2013

Class 1 Shares (Inception date: 4/15/85)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
S&P 500 Index Fund	31.97%	17.63%	7.04%	$19,744
S&P 500 Index	32.39%	17.94%	7.40%	$20,429

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. Performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

S&P 500 Index Fund

Schedule of Investments	December 31, 2013

S&P 500 Index Fund

	Number of Shares	Fair Value
Common Stock — 98.7%†

Advertising — 0.2%

Omnicom Group Inc.	3,180	$236,497
The Interpublic Group of Companies Inc.	5,530	97,881
		334,378

Aerospace & Defense — 2.7%

General Dynamics Corp.	4,067	388,602
Honeywell International Inc.	9,643	881,081
L-3 Communications Holdings Inc.	1,063	113,592
Lockheed Martin Corp.	3,352	498,308
Northrop Grumman Corp.	2,822	323,430
Precision Castparts Corp.	1,800	484,740
Raytheon Co.	3,969	359,988
Rockwell Collins Inc.	1,636	120,933
Textron Inc.	3,525	129,579
The Boeing Co.	8,486	1,158,254	(a)
United Technologies Corp.	10,372	1,180,334	(a)
		5,638,841

Agricultural Products — 0.2%

Archer-Daniels-Midland Co.	8,324	361,262

Air Freight & Logistics — 0.8%

CH Robinson Worldwide Inc.	1,945	113,471
Expeditors International of Washington Inc.	2,500	110,625
FedEx Corp.	3,711	533,531
United Parcel Service Inc.	8,835	928,382
		1,686,009

Airlines — 0.2%

Delta Air Lines Inc.	10,700	293,929
Southwest Airlines Co.	8,849	166,715
		460,644

Aluminum — 0.1%

Alcoa Inc.	13,140	139,678	(a	)

Apparel Retail — 0.5%

L Brands Inc.	2,888	178,623
Ross Stores Inc.	2,600	194,818
The Gap Inc.	3,236	126,463
TJX Companies Inc.	8,937	569,555
Urban Outfitters Inc.	1,200	44,520	(b)
		1,113,979

Apparel, Accessories & Luxury Goods — 0.5%

Coach Inc.	3,489	195,838
Fossil Group Inc.	600	71,964	(b)

	Number of Shares	Fair Value

Michael Kors Holdings Ltd.	2,200	$178,618	(b)
PVH Corp.	969	131,803
Ralph Lauren Corp.	700	123,599
VF Corp.	4,408	274,795
		976,617

Application Software — 0.6%

Adobe Systems Inc.	5,784	346,346	(a,b)
Autodesk Inc.	2,748	138,307	(b)
Citrix Systems Inc.	2,300	145,475	(b)
Intuit Inc.	3,600	274,752
Salesforce.com Inc.	6,800	375,292	(b)
Verint Systems Inc.	1	43	(b)
		1,280,215

Asset Management & Custody Banks — 1.3%

Ameriprise Financial Inc.	2,333	268,412
BlackRock Inc.	1,565	495,275
Franklin Resources Inc.	5,100	294,423
Invesco Ltd.	5,450	198,380
Legg Mason Inc.	1,300	56,524
Northern Trust Corp.	2,800	173,292
State Street Corp.	5,411	397,113	(c)
T Rowe Price Group Inc.	3,200	268,064
The Bank of New York Mellon Corp.	14,403	503,241
		2,654,724

Auto Parts & Equipment — 0.4%

BorgWarner Inc.	2,600	145,366
Delphi Automotive PLC	3,400	204,442
Johnson Controls Inc.	8,346	428,150
		777,958

Automobile Manufacturers — 0.6%

Ford Motor Co.	48,927	754,944
General Motors Co.	14,100	576,267	(b)
		1,331,211

Automotive Retail — 0.3%

AutoNation Inc.	486	24,149	(b)
AutoZone Inc.	444	212,206	(b)
CarMax Inc.	2,800	131,656	(b)
O’Reilly Automotive Inc.	1,400	180,194	(b)
		548,205

Biotechnology — 2.4%

Alexion Pharmaceuticals Inc.	2,400	319,344	(b)
Amgen Inc.	9,400	1,073,104	(a)
Biogen Idec Inc.	2,900	811,275	(b)
Celgene Corp.	5,100	861,696	(b)
Gilead Sciences Inc.	18,998	1,427,700	(b)
Regeneron Pharmaceuticals Inc.	900	247,716	(b)
Vertex Pharmaceuticals Inc.	2,500	185,750	(b)
		4,926,585

Brewers — 0.1%

Molson Coors Brewing Co.	1,898	106,573

See Notes to Schedules of Investments and Notes to Financial Statements.

6

S&P 500 Index Fund

Schedule of Investments	December 31, 2013

	Number of Shares	Fair Value

Broadcasting — 0.4%

CBS Corp.	6,809	$434,006
Discovery Communications Inc.	2,800	253,176	(b)
Scripps Networks Interactive Inc.	1,000	86,410
		773,592

Building Products — 0.1%

Allegion PLC	1,133	50,067	(b)
Masco Corp.	4,290	97,684
		147,751

Cable & Satellite — 1.3%

Cablevision Systems Corp.	2,800	50,204
Comcast Corp., Class A	32,258	1,676,287
DIRECTV	6,000	414,540	(b)
Time Warner Cable Inc.	3,496	473,708
		2,614,739

Casinos & Gaming — 0.1%

International Game Technology	3,400	61,744
Wynn Resorts Ltd.	1,000	194,210
		255,954

Coal & Consumable Fuels — 0.1%

CONSOL Energy Inc.	2,700	102,708
Peabody Energy Corp.	2,879	56,227
		158,935

Commodity Chemicals — 0.2%

LyondellBasell Industries N.V.	5,371	431,184

Communications Equipment — 1.7%

Cisco Systems Inc.	66,664	1,496,607	(a)
F5 Networks Inc.	1,000	90,860	(b)
Harris Corp.	1,400	97,734
Juniper Networks Inc.	6,400	144,448	(b)
Motorola Solutions Inc.	2,935	198,112
QUALCOMM Inc.	20,829	1,546,553
		3,574,314

Computer & Electronics Retail — 0.1%

Best Buy Company Inc.	3,300	131,604
GameStop Corp.	1,500	73,890
		205,494

Computer Hardware — 3.4%

Apple Inc.	11,145	6,253,571
Hewlett-Packard Co.	24,149	675,689
		6,929,260

Computer Storage & Peripherals — 0.7%

EMC Corp.	25,214	634,132
NetApp Inc.	4,400	181,016
SanDisk Corp.	2,800	197,512
Seagate Technology PLC	3,912	219,698
Western Digital Corp.	2,600	218,140
		1,450,498

	Number of Shares	Fair Value

Construction & Engineering — 0.2%

Fluor Corp.	2,078	$166,843
Jacobs Engineering Group Inc.	1,600	100,784	(b	)
Quanta Services Inc.	2,500	78,900	(b	)
		346,527

Construction & Farm Machinery — 0.9%

Caterpillar Inc.	7,932	720,305
Cummins Inc.	2,056	289,834
Deere & Co.	4,782	436,740
Joy Global Inc.	1,400	81,886
PACCAR Inc.	4,403	260,526
		1,789,291

Construction Materials — 0.0% *

Vulcan Materials Co.	1,700	101,014

Consumer Electronics — 0.1%

Garmin Ltd.	1,500	69,330
Harman International Industries Inc.	900	73,665
		142,995

Consumer Finance — 1.0%

American Express Co.	11,291	1,024,433	(a	)
Capital One Financial Corp.	7,025	538,185
Discover Financial Services	6,098	341,183
SLM Corp.	5,483	144,093
		2,047,894

Data Processing & Outsourced Services — 1.9%

Alliance Data Systems Corp.	600	157,758	(b	)
Automatic Data Processing Inc.	6,080	491,325
Computer Sciences Corp.	1,682	93,990
Fidelity National Information Services Inc.	3,500	187,880
Fiserv Inc.	3,282	193,802	(b)
Mastercard Inc.	1,280	1,069,389
Paychex Inc.	3,825	174,152
The Western Union Co.	6,324	109,089
Total System Services Inc.	1,902	63,299
Visa Inc.	6,300	1,402,884
		3,943,568

Department Stores — 0.2%

Kohl’s Corp.	2,573	146,018
Macy’s Inc.	4,530	241,902
Nordstrom Inc.	1,792	110,745
		498,665

Distillers & Vintners — 0.2%

Beam Inc.	2,041	138,911
Brown-Forman Corp.	1,920	145,094
Constellation Brands Inc.	2,000	140,760	(b)
		424,765

See Notes to Schedules of Investments and Notes to Financial Statements.

7

S&P 500 Index Fund

Schedule of Investments	December 31, 2013

	Number of Shares	Fair Value

Distributors — 0.1%

Genuine Parts Co.	1,896	$157,728

Diversified Chemicals — 0.8%

Eastman Chemical Co.	2,018	162,853
EI du Pont de Nemours & Co.	11,528	748,974
FMC Corp.	1,700	128,282
The Dow Chemical Co.	14,945	663,558
		1,703,667

Diversified Financial Services — 5.1%

Bank of America Corp.	132,409	2,061,608
Citigroup Inc.	37,453	1,951,676
Comerica Inc.	2,356	112,004
JPMorgan Chase & Co.	46,455	2,716,688	(a)
U.S. Bancorp	22,409	905,324
Wells Fargo & Co.	59,544	2,703,298
		10,450,598

Diversified Metals & Mining — 0.2%

Freeport-McMoRan Copper & Gold Inc.	12,510	472,127

Diversified REITs — 0.1%

Vornado Realty Trust	2,147	190,632

Diversified Support Services — 0.1%

Cintas Corp.	1,200	71,508
Iron Mountain Inc.	1,759	53,386
		124,894

Drug Retail — 0.8%

CVS Caremark Corp.	14,627	1,046,854
Walgreen Co.	10,913	626,843
		1,673,697

Education Services — 0.0% *

Graham Holdings Co.	47	31,176

Electric Utilities — 1.6%

American Electric Power Company Inc.	6,025	281,608	(a)
Duke Energy Corp.	8,770	605,218
Edison International	3,842	177,885
Entergy Corp.	2,285	144,572
Exelon Corp.	10,925	299,236
FirstEnergy Corp.	5,154	169,979
NextEra Energy Inc.	5,362	459,094
Northeast Utilities	4,030	170,832
Pepco Holdings Inc.	3,300	63,129
Pinnacle West Capital Corp.	1,400	74,088
PPL Corp.	7,337	220,770
The Southern Co.	10,858	446,372
Xcel Energy Inc.	5,880	164,287
		3,277,070

	Number of Shares	Fair Value

Electrical Components & Equipment — 1.0%

AMETEK Inc.	3,000	$158,010
Amphenol Corp.	2,000	178,360
Corning Inc.	18,239	325,019
Eaton Corp. PLC	5,904	449,413
Emerson Electric Co.	8,667	608,250
Rockwell Automation Inc.	1,719	203,117
Roper Industries Inc.	1,200	166,416
		2,088,585

Electronic Equipment & Instruments — 0.0% *

FLIR Systems Inc.	1,700	51,170

Electronic Manufacturing Services — 0.1%
Jabil Circuit Inc.	2,109	36,781
TE Connectivity Ltd.	5,000	275,550
		312,331

Environmental & Facilities Services — 0.2%

Republic Services Inc.	3,115	103,418
Stericycle Inc.	1,000	116,170	(b)
Waste Management Inc.	5,403	242,433
		462,021

Fertilizers & Agricultural Chemicals — 0.5%

CF Industries Holdings Inc.	645	150,311
Monsanto Co.	6,523	760,255	(a)
The Mosaic Co.	3,600	170,172
		1,080,738

Food Distributors — 0.1%

Sysco Corp.	7,444	268,728

Food Retail — 0.3%

Safeway Inc.	3,100	100,967
The Kroger Co.	6,466	255,601
Whole Foods Market Inc.	4,388	253,758
		610,326

Footwear — 0.3%

NIKE Inc.	9,079	713,973

Gas Utilities — 0.1%

AGL Resources Inc.	1,400	66,122
ONEOK Inc.	2,400	149,232
		215,354

General Merchandise Stores — 0.5%

Dollar General Corp.	3,800	229,216	(b)
Dollar Tree Inc.	2,700	152,334	(b)
Family Dollar Stores Inc.	1,300	84,461
Target Corp.	7,749	490,279
		956,290

See Notes to Schedules of Investments and Notes to Financial Statements.

8

S&P 500 Index Fund

Schedule of Investments	December 31, 2013

	Number of Shares	Fair Value

Gold — 0.1%

Newmont Mining Corp.	6,219	$143,224

Healthcare Distributors — 0.5%

AmerisourceBergen Corp.	2,961	208,188
Cardinal Health Inc.	4,251	284,009
McKesson Corp.	2,802	452,243
Patterson Companies Inc.	1,200	49,440
		993,880

Healthcare Equipment — 2.0%

Abbott Laboratories	19,104	732,256	(a)
Baxter International Inc.	6,802	473,079	(a)
Becton Dickinson and Co.	2,488	274,899
Boston Scientific Corp.	16,943	203,655	(b)
CareFusion Corp.	2,675	106,519	(b)
Covidien PLC	5,600	381,360
CR Bard Inc.	901	120,680
Edwards Lifesciences Corp.	1,500	98,640	(b)
Intuitive Surgical Inc.	420	161,314	(b)
Medtronic Inc.	12,232	701,994
St Jude Medical Inc.	3,492	216,329
Stryker Corp.	3,637	273,284
Varian Medical Systems Inc.	1,300	100,997	(b)
Zimmer Holdings Inc.	2,000	186,380
		4,031,386

Healthcare Facilities — 0.0%*

Tenet Healthcare Corp.	1,273	53,619	(b	)

Healthcare Services — 0.5%

DaVita Healthcare Partners Inc.	2,058	130,416	(b)
Express Scripts Holding Co.	9,851	691,934	(b)
Laboratory Corporation of America Holdings	1,000	91,370	(b)
Quest Diagnostics Inc.	2,000	107,080
		1,020,800

Healthcare Supplies — 0.0%*

DENTSPLY International Inc.	1,800	87,264

Healthcare Technology — 0.1%

Cerner Corp.	3,600	200,664	(b	)

Home Building — 0.1%

DR Horton Inc.	3,500	78,120
Lennar Corp.	2,200	87,032
PulteGroup Inc.	4,635	94,415
		259,567

Home Entertainment Software — 0.0%*

Electronic Arts Inc.	3,500	80,290	(b	)

	Number of Shares	Fair Value

Home Furnishing Retail — 0.1%

Bed Bath & Beyond Inc.	2,700	$216,810	(b	)

Home Furnishings — 0.1%

Leggett & Platt Inc.	1,900	58,786
Mohawk Industries Inc.	800	119,120	(b)
		177,906

Home Improvement Retail — 1.0%

Lowe’s Companies Inc.	12,902	639,294
The Home Depot Inc.	17,333	1,427,199
		2,066,493

Hotels, Resorts & Cruise Lines — 0.3%

Carnival Corp.	5,500	220,935
Marriott International Inc.	2,614	129,027
Starwood Hotels & Resorts Worldwide Inc.	2,400	190,680
Wyndham Worldwide Corp.	1,642	120,999
		661,641

Household Appliances — 0.1%

Whirlpool Corp.	943	147,919

Household Products — 2.0%

Colgate-Palmolive Co.	10,944	713,658
Kimberly-Clark Corp.	4,736	494,723	(a)
The Clorox Co.	1,584	146,932
The Procter & Gamble Co.	33,783	2,750,274
		4,105,587

Housewares & Specialties — 0.1%

Newell Rubbermaid Inc.	3,456	112,009

Human Resource & Employment Services — 0.0%*

Robert Half International Inc.	1,575	66,134

Hypermarkets & Super Centers — 1.1%

Costco Wholesale Corp.	5,406	643,368
Wal-Mart Stores Inc.	20,158	1,586,233
		2,229,601

Independent Power Producers & Energy Traders — 0.1%

AES Corp.	8,300	120,433
NRG Energy Inc.	4,100	117,752
		238,185

Industrial Conglomerates — 2.5%

3M Co.	7,880	1,105,170
Danaher Corp.	7,300	563,560
General Electric Co.	125,589	3,520,260	(d)
		5,188,990

See Notes to Schedules of Investments and Notes to Financial Statements.

9

S&P 500 Index Fund

Schedule of Investments	December 31, 2013

	Number of Shares	Fair Value

Industrial Gases — 0.4%

Air Products & Chemicals Inc.	2,532	$283,027	(a)
Airgas Inc.	800	89,480
Praxair Inc.	3,665	476,560
		849,067

Industrial Machinery — 0.9%

Dover Corp.	2,158	208,333
Flowserve Corp.	1,800	141,894
Illinois Tool Works Inc.	5,127	431,078
Ingersoll-Rand PLC	3,400	209,440
Pall Corp.	1,378	117,612
Parker Hannifin Corp.	1,844	237,212
Pentair Ltd.	2,507	194,719
Snap-on Inc.	709	77,650
Stanley Black & Decker Inc.	1,892	152,665
Xylem Inc.	2,426	83,940
		1,854,543

Industrial REITs — 0.1%

Prologis Inc.	6,129	226,466

Insurance Brokers — 0.3%

Aon PLC	3,836	321,802
Marsh & McLennan Companies Inc.	6,953	336,247
		658,049

Integrated Oil & Gas — 4.7%

Chevron Corp.	23,812	2,974,357
Exxon Mobil Corp.	54,021	5,466,925	(a)
Hess Corp.	3,449	286,267	(a)
Occidental Petroleum Corp.	10,079	958,513
		9,686,062

Integrated Telecommunication Services — 2.1%

AT&T Inc.	65,523	2,303,789
CenturyLink Inc.	7,699	245,213
Frontier Communications Corp.	11,474	53,354
Verizon Communications Inc.	35,267	1,733,020
Windstream Holdings Inc.	7,543	60,193
		4,395,569

Internet Retail — 1.5%

Amazon.com Inc.	4,517	1,801,334	(b)
Expedia Inc.	1,250	87,075
Netflix Inc.	700	257,719	(b)
priceline.com Inc.	639	742,774	(b)
TripAdvisor Inc.	1,350	111,820	(b)
		3,000,722

Internet Software & Services — 3.1%

Akamai Technologies Inc.	2,200	103,796	(b)
eBay Inc.	14,600	801,394	(b)
Facebook Inc.	20,400	1,115,064	(b)
Google Inc.	3,458	3,875,415	(b)
VeriSign Inc.	1,762	105,333	(b)
Yahoo! Inc.	11,689	472,703	(b)
		6,473,705

	Number of Shares	Fair Value

Investment Banking & Brokerage — 0.9%

E*TRADE Financial Corp.	3,440	$67,562	(b)
Morgan Stanley	16,996	532,994
The Charles Schwab Corp.	13,911	361,686
The Goldman Sachs Group Inc.	5,153	913,421
		1,875,663

IT Consulting & Other Services — 1.7%

Accenture PLC	7,800	641,316
Cognizant Technology Solutions Corp.	3,807	384,431	(b)
International Business Machines Corp.	12,647	2,372,198
Teradata Corp.	2,100	95,529	(b)
		3,493,474

Leisure Products — 0.1%

Hasbro Inc.	1,396	76,794
Mattel Inc.	4,296	204,404
		281,198

Life & Health Insurance — 1.1%

Aflac Inc.	5,800	387,440
Lincoln National Corp.	3,242	167,352
MetLife Inc.	13,736	740,645
Principal Financial Group Inc.	3,300	162,723
Prudential Financial Inc.	5,700	525,654
Torchmark Corp.	1,208	94,405
Unum Group	3,389	118,886
		2,197,105

Life Sciences Tools & Services — 0.5%

Agilent Technologies Inc.	4,185	239,340
Life Technologies Corp.	2,103	159,408	(b)
PerkinElmer Inc.	1,410	58,134
Thermo Fisher Scientific Inc.	4,528	504,193
Waters Corp.	1,000	100,000	(b)
		1,061,075

Managed Healthcare — 1.0%

Aetna Inc.	4,468	306,460
Cigna Corp.	3,389	296,470
Humana Inc.	1,927	198,905
UnitedHealth Group Inc.	12,540	944,262
WellPoint Inc.	3,700	341,843
		2,087,940

Metal & Glass Containers — 0.1%

Ball Corp.	1,832	94,641
Owens-Illinois Inc.	1,800	64,404	(b)
		159,045

Motorcycle Manufacturers — 0.1%

Harley-Davidson Inc.	2,800	193,872

See Notes to Schedules of Investments and Notes to Financial Statements.

10

S&P 500 Index Fund

Schedule of Investments	December 31, 2013

	Number of Shares	Fair Value

Movies & Entertainment — 1.8%

The Walt Disney Co.	20,178	$1,541,599
Time Warner Inc.	11,338	790,485
Twenty-First Century Fox Inc.	24,100	847,838
Viacom Inc.	5,014	437,923
		3,617,845

Multi-Line Insurance — 0.7%

American International Group Inc.	18,425	940,596
Assurant Inc.	900	59,733
Genworth Financial Inc.	6,100	94,733	(b)
Hartford Financial Services Group Inc.	5,604	203,033
Loews Corp.	3,866	186,496
		1,484,591

Multi-Sector Holdings — 1.3%

Berkshire Hathaway Inc.	22,169	2,628,357	(b)
Leucadia National Corp.	3,600	102,024
		2,730,381

Multi-Utilities — 1.1%

Ameren Corp.	3,042	109,999
CenterPoint Energy Inc.	5,218	120,953
CMS Energy Corp.	3,300	88,341
Consolidated Edison Inc.	3,681	203,486
Dominion Resources Inc.	7,182	464,603
DTE Energy Co.	2,266	150,440
Integrys Energy Group Inc.	1,031	56,097
NiSource Inc.	4,115	135,301
PG&E Corp.	5,654	227,743
Public Service Enterprise Group Inc.	6,492	208,004
SCANA Corp.	1,700	79,781
Sempra Energy	2,875	258,060
TECO Energy Inc.	2,700	46,548
Wisconsin Energy Corp.	3,000	124,020
		2,273,376

Office Electronics — 0.1%

Xerox Corp.	13,647	166,084

Office REITs — 0.1%

Boston Properties Inc.	1,898	190,502

Office Services & Supplies — 0.0%*

Avery Dennison Corp.	1,086	54,506
Pitney Bowes Inc.	2,032	47,346
		101,852

Oil & Gas Drilling — 0.4%

Diamond Offshore Drilling Inc.	900	51,228
Ensco PLC	3,000	171,540
Helmerich & Payne Inc.	1,400	117,712
Nabors Industries Ltd.	3,300	56,067
Noble Corp. PLC	3,054	114,433
Rowan Companies PLC	1,677	59,299	(b)
Transocean Ltd.	4,200	207,564
		777,843

	Number of Shares	Fair Value

Oil & Gas Equipment & Services — 1.5%

Baker Hughes Inc.	5,564	$307,466
Cameron International Corp.	2,900	172,637	(b)
FMC Technologies Inc.	2,986	155,899	(b)
Halliburton Co.	10,345	525,009
National Oilwell Varco Inc.	5,300	421,509
Schlumberger Ltd.	16,346	1,472,938
		3,055,458

Oil & Gas Exploration & Production — 2.4%

Anadarko Petroleum Corp.	6,256	496,226
Apache Corp.	4,948	425,231
Cabot Oil & Gas Corp.	5,400	209,304
Chesapeake Energy Corp.	6,315	171,389
ConocoPhillips	15,219	1,075,222
Denbury Resources Inc.	4,700	77,221	(b)
Devon Energy Corp.	4,692	290,294
EOG Resources Inc.	3,400	570,656
EQT Corp.	1,914	171,839
Marathon Oil Corp.	8,742	308,593
Murphy Oil Corp.	2,000	129,760
Newfield Exploration Co.	1,900	46,797	(b)
Noble Energy Inc.	4,300	292,873
Pioneer Natural Resources Co.	1,700	312,919
QEP Resources Inc.	2,400	73,560
Range Resources Corp.	2,000	168,620
Southwestern Energy Co.	4,500	176,985	(b)
WPX Energy Inc.	2,495	50,848	(b)
		5,048,337

Oil & Gas Refining & Marketing — 0.7%

Marathon Petroleum Corp.	3,821	350,500
Phillips 66	7,469	576,084
Tesoro Corp.	1,700	99,450
Valero Energy Corp.	6,900	347,760
		1,373,794

Oil & Gas Storage & Transportation — 0.4%

Kinder Morgan Inc.	7,984	287,424
Spectra Energy Corp.	8,477	301,951
The Williams Companies Inc.	8,486	327,305
		916,680

Packaged Foods & Meats — 1.4%

Campbell Soup Co.	2,315	100,193
ConAgra Foods Inc.	5,068	170,792
General Mills Inc.	7,969	397,733
Hormel Foods Corp.	1,700	76,789
Kellogg Co.	3,090	188,706
Kraft Foods Group Inc.	7,330	395,234
McCormick & Company Inc.	1,600	110,272
Mead Johnson Nutrition Co.	2,550	213,588
Mondelez International Inc.	21,990	776,247
The Hershey Co.	1,861	180,945
The JM Smucker Co.	1,313	136,053
Tyson Foods Inc.	3,200	107,072
		2,853,624

See Notes to Schedules of Investments and Notes to Financial Statements.

11

S&P 500 Index Fund

Schedule of Investments	December 31, 2013

	Number of Shares	Fair Value

Paper Packaging — 0.1%

Bemis Company Inc.	1,362	$55,787
MeadWestvaco Corp.	2,100	77,553
Sealed Air Corp.	2,314	78,792
		212,132

Paper Products — 0.1%

International Paper Co.	5,575	273,342

Personal Products — 0.2%

Avon Products Inc.	5,228	90,026
The Estee Lauder Companies Inc.	3,000	225,960
		315,986

Pharmaceuticals — 5.7%

AbbVie Inc.	19,704	1,040,568
Actavis PLC	2,177	365,736	(b)
Allergan Inc.	3,755	417,105
Bristol-Myers Squibb Co.	20,418	1,085,217	(a)
Eli Lilly & Co.	12,143	619,293
Forest Laboratories Inc.	2,918	175,167	(b)
Hospira Inc.	2,139	88,298	(b)
Johnson & Johnson	34,786	3,186,050
Merck & Company Inc.	36,036	1,803,602
Mylan Inc.	4,848	210,403	(b)
Perrigo Co. PLC	1,600	245,536
Pfizer Inc.	80,044	2,451,748
Zoetis Inc.	5,546	181,299
		11,870,022

Property & Casualty Insurance — 0.9%

ACE Ltd.	4,300	445,179
Cincinnati Financial Corp.	1,692	88,610
The Allstate Corp.	5,586	304,660	(a)
The Chubb Corp.	3,194	308,636
The Progressive Corp.	6,773	184,700
The Travelers Companies Inc.	4,599	416,394
XL Group PLC	3,500	111,440
		1,859,619

Publishing — 0.1%

Gannett Company Inc.	2,570	76,021
News Corp.	6,500	117,130	(b)
		193,151

Railroads — 0.9%

CSX Corp.	12,917	371,622
Kansas City Southern	1,400	173,362
Norfolk Southern Corp.	3,818	354,425
Union Pacific Corp.	5,771	969,528
		1,868,937

Real Estate Services — 0.0%*

CBRE Group Inc.	3,600	94,680	(b	)

Regional Banks — 1.0%

BB&T Corp.	8,500	317,220
Fifth Third Bancorp	11,216	235,872

	Number of Shares	Fair Value
Huntington Bancshares Inc.	9,934	$95,863
KeyCorp	11,728	157,390
M&T Bank Corp.	1,506	175,329
PNC Financial Services Group Inc.	6,566	509,390
Regions Financial Corp.	16,368	161,880
SunTrust Banks Inc.	6,629	244,013
Zions Bancorporation	2,500	74,900
		1,971,857

Research & Consulting Services — 0.1%

Equifax Inc.	1,500	103,635
Nielsen Holdings N.V.	2,700	123,903
The Dun & Bradstreet Corp.	500	61,375
		288,913

Residential REITs — 0.2%

Apartment Investment & Management Co.	1,831	47,441
AvalonBay Communities Inc.	1,501	177,463
Equity Residential	4,100	212,667
		437,571

Restaurants — 1.3%

Chipotle Mexican Grill Inc.	400	213,112	(b)
Darden Restaurants Inc.	1,629	88,569
McDonald’s Corp.	12,390	1,202,202
Starbucks Corp.	9,398	736,709
Yum! Brands Inc.	5,629	425,608
		2,666,200

Retail REITs — 0.4%

General Growth Properties Inc.	6,900	138,483
Kimco Realty Corp.	4,931	97,387
Simon Property Group Inc.	3,837	583,838
The Macerich Co.	1,800	106,002
		925,710

Security & Alarm Services — 0.2%

The ADT Corp.	2,650	107,245
Tyco International Ltd.	5,700	233,928
		341,173

Semiconductor Equipment — 0.2%

Applied Materials Inc.	15,200	268,888	(a)
KLA-Tencor Corp.	1,900	122,474
Lam Research Corp.	2,125	115,706	(b)
		507,068

Semiconductors — 1.8%

Altera Corp.	4,000	130,120
Analog Devices Inc.	4,000	203,720
Broadcom Corp.	6,562	194,563
First Solar Inc.	910	49,722	(b)
Intel Corp.	61,465	1,595,631	(a)
Linear Technology Corp.	3,000	136,650
LSI Corp.	6,892	75,950
Microchip Technology Inc.	2,500	111,875

See Notes to Schedules of Investments and Notes to Financial Statements.

12

S&P 500 Index Fund

Schedule of Investments	December 31, 2013

	Number of Shares	Fair Value
Micron Technology Inc.	12,854	$279,703	(b)
NVIDIA Corp.	7,100	113,742
Texas Instruments Inc.	13,551	595,025
Xilinx Inc.	3,287	150,939
		3,637,640

Soft Drinks — 1.9%

Coca-Cola Enterprises Inc.	2,818	124,358
Dr Pepper Snapple Group Inc.	2,600	126,672
Monster Beverage Corp.	1,700	115,209	(b)
PepsiCo Inc.	18,969	1,573,289	(a)
The Coca-Cola Co.	46,992	1,941,240	(a)
		3,880,768

Specialized Consumer Services — 0.0%*

H&R Block Inc.	3,092	89,792

Specialized Finance — 0.6%

CME Group Inc.	3,905	306,386
IntercontinentalExchange Group Inc.	1,447	325,459
McGraw Hill Financial Inc.	3,494	273,231
Moody’s Corp.	2,484	194,920
The NASDAQ OMX Group Inc.	1,200	47,760
		1,147,756

Specialized REITs — 0.9%

American Tower Corp.	4,900	391,118
HCP Inc.	5,800	210,656
Healthcare REIT Inc.	3,500	187,495
Host Hotels & Resorts Inc.	9,417	183,067
Plum Creek Timber Company Inc.	2,100	97,671
Public Storage	1,800	270,936
Ventas Inc.	3,600	206,208
Weyerhaeuser Co.	7,067	223,105
		1,770,256

Specialty Chemicals — 0.5%

Ecolab Inc.	3,352	349,513
International Flavors & Fragrances Inc.	1,047	90,021
PPG Industries Inc.	1,803	341,957
Sigma-Aldrich Corp.	1,504	141,391
The Sherwin-Williams Co.	1,063	195,061
		1,117,943

Specialty Stores — 0.2%

PetSmart Inc.	1,300	94,575
Staples Inc.	8,350	132,681
Tiffany & Co.	1,429	132,583
		359,839

Steel — 0.2%

Allegheny Technologies Inc.	1,351	48,136
Cliffs Natural Resources Inc.	1,900	49,799
Nucor Corp.	3,936	210,104
United States Steel Corp.	1,465	43,217
		351,256

Systems Software — 2.7%

CA Inc.	4,000	134,600
Microsoft Corp.	93,441	3,497,497	(a)

	Number of Shares	Fair Value
Oracle Corp.	43,252	$1,654,821	(a)
Red Hat Inc.	2,300	128,892	(b)
Symantec Corp.	8,585	202,434
		5,618,244

Thrifts & Mortgage Finance — 0.1%

Hudson City Bancorp Inc.	5,300	49,979
People’s United Financial Inc.	4,200	63,504
		113,483

Tires & Rubber — 0.0%*

The Goodyear Tire & Rubber Co.	2,619	62,463

Tobacco — 1.5%

Altria Group Inc.	25,053	961,785
Lorillard Inc.	4,633	234,800
Philip Morris International Inc.	19,779	1,723,344
Reynolds American Inc.	4,000	199,960
		3,119,889

Trading Companies & Distributors — 0.2%

Fastenal Co.	3,500	166,285
WW Grainger Inc.	782	199,738
		366,023

Trucking — 0.0%*

Ryder System Inc.	631	46,555

Wireless Telecommunication Services — 0.1%

Crown Castle International Corp.	3,700	271,691	(b	)

Total Common Stock (Cost $120,102,342)		203,960,274

Short-Term Investments — 1.2%
GE Institutional Money Market Fund— Investment Class 0.00% (Cost $2,399,342)	2,399,342	(e,f	)

Total Investments (Cost $122,501,684)	206,359,616

Other Assets and Liabilities, net — 0.1%	196,036

NET ASSETS — 100.0%	$206,555,652

Other Information:

The Fund had the following long futures contracts open at December 31, 2013:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2014	34	$3,129,870	$123,505

See Notes to Schedules of Investments and Notes to Financial Statements.

13

Notes to Schedules of Investments	December 31, 2013

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	At December 31, 2013, all or a portion of this security was pledged to cover collateral requirements for futures.

(b)	Non-income producing security.

(c)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent. State Street Corp. is also affiliated with SSga Management, Inc., the sub-adviser.

(d)	General Electric Co. is the parent company of GE Asset Management Incorporated (“GEAM”), the Fund’s investment adviser.
(e)	Coupon amount represents effective yield.

(f)	GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.

†	Percentages are based on net assets as of December 31, 2013.

*	Less than 0.05%

Abbreviations:

REIT	Real Estate Investment Trust

14

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/13		12/31/12		12/31/11		12/31/10		12/31/09
Inception date	—		—		—		—		4/15/85
Net asset value, beginning of period	$25.29		$22.31		$22.37		$19.82		$15.99
Income/(loss) from investment operations:
Net investment income	0.55		0.52		0.44		0.40		0.38
Net realized and unrealized gains/(losses) on investments	7.53		2.98		(0.06)		2.54		3.84
Total income from investment operations	8.08		3.50		0.38		2.94		4.22
Less distributions from:
Net investment income	0.54		0.52		0.44		0.39		0.39
Total distributions	0.54		0.52		0.44		0.39		0.39
Net asset value, end of period	$32.83		$25.29		$22.31		$22.37		$19.82
TOTAL RETURN(a)	31.97%		15.70%		1.71%		14.84%		26.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$206,556		$183,040		$179,556		$217,344		$224,165
Ratios to average net assets:
Net investment income	1.75%		1.93%		1.73%		1.79%		2.05%
Net expenses	0.35%	(b)(c)	0.38%	(b)(c)	0.40%	(b)(c)	0.33%	(b)(c)	0.43%	(b)
Gross expenses	0.40%		0.43%		0.45%		0.38%		0.43%
Portfolio turnover rate	3%		6%		3%		4%		5%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GEAM’s waiver of a portion of the Fund’s advisory and administrative fee (“management fee”) in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in an affiliated money market fund managed by GEAM.
(c)	Reflects GEAM’s contractual arrangement with the Company to limit the management fee charged to the Fund to 0.30% of the average daily net assets of the Fund.

The accompanying Notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities December 31, 2013

ASSETS
Investments in securities, at Fair Value (cost $116,250,393)	$200,440,014
Investments in affiliated securities, at Fair Value (cost $3,851,949)	3,520,260
Short-term affiliated investments (at amortized cost)	2,399,342
Cash	712
Restricted cash	139,400
Income receivables	275,962
Receivable for fund shares sold	14,120
Variation margin receivable	11,118
Other assets	2,310
Total assets	206,803,238

LIABILITIES
Payable for fund shares redeemed	123,522
Payable to GEAM	51,396
Accrued other expenses	72,668
Total liabilities	247,586
NET ASSETS	$206,555,652

NET ASSETS CONSIST OF:
Capital paid in	$159,162,004
Undistributed (distributions in excess of) net investment income	(936)
Accumulated net realized loss	(36,586,853)
Net unrealized appreciation (depreciation) on:
Investments	83,857,932
Futures	123,505
NET ASSETS	$206,555,652
Shares outstanding ($0.01 par value; unlimited shares authorized)	6,291,213
Net asset value per share	$32.83

The accompanying Notes are an integral part of these financial statements.

16

Statement of Operations For the year ended December 31, 2013

INVESTMENT INCOME
Income
Dividend	$3,970,153
Interest	22,623
Income from affiliated investments	105,956
Less: Foreign taxes withheld	(731)
Total income	4,098,001

Expenses
Advisory and administration fees	685,219
Directors’ fees	8,607
Custody and accounting expenses	47,328
Professional fees	22,998
Other expenses	27,157
Total expenses before waivers	791,309
Less: Fees waived by the adviser	(101,534)
Net expenses	689,775
Net investment income	$3,408,226

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$6,728,808
Affiliated investments	(109,233)
Futures	1,305,669
Foreign currency transactions	(21)

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	42,346,068
Futures	79,794
Net realized and unrealized gain on investments	50,351,085
Net increase in net assets resulting from operations	$53,759,311

The accompanying Notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,408,226	$3,704,324
Net realized gain (loss) on investments, futures and foreign currency transactions	7,925,223	8,128,277
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	42,425,862	15,990,184
Net increase (decrease) from operations	53,759,311	27,822,785
Distributions to shareholders from:
Net investment income	(3,372,501)	(3,686,341)
Total distributions	(3,372,501)	(3,686,341)
Increase (decrease) in assets from operations and distributions	50,386,810	24,136,444
Share transactions:
Proceeds from sale of shares	12,856,923	15,290,534
Value of distributions reinvested	3,372,501	3,686,341
Cost of shares redeemed	(43,100,366)	(39,629,118)
Net increase (decrease) from share transactions	(26,870,942)	(20,652,243)
Total increase (decrease) in net assets	23,515,868	3,484,201

NET ASSETS
Beginning of year	183,039,784	179,555,583
End of year	$206,555,652	$183,039,784
Undistributed (distributions in excess of) net investment income, end of period	$(936)	$–

CHANGES IN FUND SHARES
Shares sold	430,062	634,763
Issued for distributions reinvested	103,103	146,633
Shares redeemed	(1,479,380)	(1,592,286)
Net decrease in fund shares	(946,215)	(810,890)

The accompanying Notes are an integral part of these financial statements.

18

Notes to Financial Statements	December 31, 2013

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund (the “Fund”), Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into derivative transactions (such as futures) to gain market exposure to a certain type of broad-based index as an alternative to investing directly in the securities representing such index.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2013, the Fund invested in stock index future contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may

19

Notes to Financial Statements	December 31, 2013

include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

20

Notes to Financial Statements	December 31, 2013

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures,

forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2013:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$203,960,274	$—	$—	$203,960,274
Short-Term Investments	2,399,342	—	—	2,399,342

Total Investments in Securities	$206,359,616	$—	$—	$206,359,616

Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$123,505	$—	$—	$123,505

†	See Schedule of Investments for industry classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2013.

	Asset Derivatives December 31, 2013			Liability Derivatives December 31, 2013
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	123,505	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

21

Notes to Financial Statements	December 31, 2013

Shown below are the effects of derivative instruments on the Fund’s Statement of Operation, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts/Foreign Currency Forward Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	25,527,613/ (30,029,944)	1,305,669	79,794

5.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“management fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.35%.

GEAM has entered into a contractual arrangement with the Company to limit the management fee charged to the Fund to 0.30% of the average daily net assets of the Fund (the “Management Fee Limitation Agreement”). Unless terminated or amended, this Management Fee Limitation Agreement will continue in effect until April 30, 2014. The Management Fee Limitation Agreement can be amended or terminated only with the approval of the Company’s Board of Directors and GEAM.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund, if any.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

6.	Sub-Advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM, SSgA Funds Management, Inc. (“SSgA”) is the sub-adviser to the Fund. SSgA is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board. For their services, GEAM pays SSgA monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2013, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$5,495,037	$27,360,983

Affiliated Investments Transactions with affiliated investments for the year ended December 31, 2013 were as follows:

Security	Value, Beginning of period	Cost of purchases	Proceeds from sales	Dividend/Interest income	Realized gain (loss)	Value, end of period
General Electric, Common Stock	$3,057,446	$37,318	$(514,014)	$105,233	$(109,233)	$3,520,260

22

Notes to Financial Statements	December 31, 2013

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2010, 2011, 2012, and 2013 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2013, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accum. Capital Gain/(Loss)	Late-Year Losses
$130,583,666	$79,490,293	$(3,714,343)	$75,775,950	$123,505	$—	$(28,382,302)	$—

As of December 31, 2013, the Fund had capital loss carryovers, as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount
Short-Term	Long-Term	Expires
$5,131,837	$—	12/31/2016
20,177,021	—	12/31/2017
3,073,444	—	12/31/2018

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2013, the Fund utilized $7,738,220 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the year ended December 31, 2013.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2013	$3,372,501	$—	$3,372,501
2012	3,686,341	—	3,686,341

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, investments organized as partnerships for tax purposes, distributions from Real Estate Investment Trusts (REITs) and other equity investments, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to

23

Notes to Financial Statements	December 31, 2013

reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2013 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$(36,661)	$468,219	$(431,558)

24

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the S&P 500 Index Fund (the “Fund”), a series of GE Investments Funds, Inc., as of December 31, 2013 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the S&P 500 Index Fund as of December 31, 2013, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 17, 2014

25

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreement with the Fund’s sub-adviser, SSgA Funds Management, Inc. (“SSgA”), at meetings held on December 11 and December 13, 2013.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and SSgA. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ a similar investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or SSgA were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from SSgA a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, SSgA. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems and shareholder servicing model. To focus their review, the Board members asked GEAM management and SSgA, in their oral presentations and/or written materials, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of SSgA during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and SSgA, taking into account their past experiences with GEAM and their multi-year experience with SSgA. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological

26

Advisory and Administrative Agreement Renewal	(Unaudited)

resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by SSgA, the Board members focused on SSgA’s favorable attributes, including its substantial experience managing funds of this type, investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, and favorable history and reputation.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and SSgA continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Adviser.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of SSgA about each of their investment processes and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management personnel, the passive investment style and approach employed, the likely market cycles for the Fund’s investment style and the reasons for the Fund’s relative underperformance in certain periods.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to SSgA by GEAM, and the cost of the services provided by GEAM and SSgA to the Fund. The Board members reviewed the information they had requested from GEAM and SSgA concerning their profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. In this regard, the Board members considered that GEAM has agreed to waive a portion of the fee it charges to the Fund to the extent necessary to maintain a management fee of 0.30% of average daily net assets until April 30, 2014, at which time GEAM intends to continue to extend the waiver for an additional one year period. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM and SSgA for various past periods. The Board members noted and discussed the differences in fees paid compared to other similar mutual funds managed by GEAM and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, and noted that GEAM, and not the Fund, pays the sub-advisory fees to SSgA. The Board members determined that GEAM and SSgA should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and SSgA from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

The Board noted that the Fund experienced a slight increase in assets over the past year, and the Board members considered the extent to which economies of scale would be realized as the Fund continues to grow and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM

27

Advisory and Administrative Agreement Renewal	(Unaudited)

managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the respective services provided to the Fund by each of GEAM and SSgA, and the fees charged for those services, including the allocation of total advisory fees between them. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges, noting the effect of the management fee waiver discussed above. The Board members also reviewed comparative mutual fund and/or other account fee information provided by SSgA. The Board, including the independent Board members, concluded that, based on this information, the advisory and sub-advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and SSgA may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and sub-advisory agreements was in the best interests of the Fund and its shareholders.

28

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified — 17 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer — Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1988.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 through June 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member Board of Governors of the Investment Company Institute since October 2006; Director of GE Asset Management (Ireland) Limited since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998; Trustee of General Electric Insurance Plan Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    52

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel — Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Director of GE Investment Distributors, Inc. since June 2011; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

29

Additional Information	(Unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — Vice President and Secretary — 3 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 8 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

30

Additional Information	(Unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified — 10 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 17 years

Principal Occupation(s) During Past 5 years    Managing General Partner, NGN Capital LLC since 2006; and Treasurer of NeuroScience Research Institute since 1986.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; and Director of Artes Medical from 2006 to 2008.

31

Additional Information	(Unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

32

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Robert Meyers

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

33

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Premier Growth Equity Fund

Annual Report

December 31, 2013

GE Investments Funds, Inc.

Premier Growth Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2013 (Unaudited)

The information provided on the performance pages relates to the GE Investments Premier Growth Equity Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index (which measures the entire U.S. equity large-cap segment) with higher price-to-book ratios and higher forecasted growth values. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2014 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Premier Growth Equity Fund	(Unaudited)

Chief Investment

Officer — U.S. Equities

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as the portfolio manager for the Premier Growth Equity Fund since the Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Q.	How did the GE Investments Premier Growth Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2013?

A.	For the twelve-month period ended December 31, 2013, the GE Investments Premier Growth Equity Fund returned 34.88%. The Fund’s broad based benchmarks, the S&P 500® Index (S&P 500 Index) and the Russell 1000 Growth Index, returned 32.39% and 33.48%, respectively. The Fund’s Morningstar peer group of 362 U.S. Insurance Large Growth Funds returned an average of 35.26% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	As economic data — from manufacturing to employment, housing, autos and consumer confidence — improved, the S&P 500 Index rose 32.4% in 2013, achieving its best single-year total return since 1997. The massive advance astonished many investors, as the size of the market rally dwarfed the pace of single-digit GDP and corporate earnings growth. In other words, the market rally was fueled by expanding valuations. At the beginning of 2013 S&P 500 stocks sold at 13x forward-earnings, and ended the year at a forward P/E of 15.4x — neither particularly cheap nor expensive by historical standards. The market’s ability to climb higher as the Federal Reserve announced its intention to taper government debt purchases, signaled investor confidence that growth could be sustained absent heroic Fed intervention. As economic confidence improved, the S&P 500 cyclical sectors outperformed, led by consumer discretionary (+43%), health care (+41.5% led by strength in biotechnology stocks) and industrials (+41%). The higher-yielding, defensive stocks lagged on concerns that rising bond yields could cut demand for equity income in sectors like telecommunications (+11.5%) and utilities (+13%). The energy sector also underperformed as commodity prices stalled. During the year, small cap stocks outperformed large cap stocks, while the growth style of investing generally beat value.

Q.	What were the primary drivers of Fund performance?

A.	The Fund’s pro-cyclical positioning was a key positive in 2013. The Fund enjoyed strong contributions from holdings leveraged to consumer strength. For example, Las Vegas Sands (+75%) dominated the mass market gaming segment in Macau, China and seemed poised to grow into new markets. Within media, strong contributions came both from cable distributors — including Liberty Global and Comcast Corp., the largest U.S. cable company — as well as content providers (e.g., Comcast via NBC Universal and Discovery). Within biotechnology, Gilead doubled on the launch of its Hepatitis C oral therapy. Careful selection among financial-related stocks also aided Fund returns, as the profit outlook improved for companies leveraged to rising interest rates and/or strong equity market activity. Winners included CME Group, State Street, Charles Schwab and Visa. Other economically sensitive contributors included Baidu (benefitted from an improved mobile-search strategy), Dover (industrials sector) and Lowe’s (leveraged to the housing recovery).

Amid strong returns, selected holdings trimmed Fund outperformance. Technology holdings that offered defensive growth seemed to lag, including Qualcomm, EBay,

2

(Unaudited)

EMC and Oracle (eliminated during the year). Other underperformers included American Tower (on its REIT status as investors shied away from yield-stocks), Anadarko in energy (which lagged with oil prices and due to a litigation overhang), and Dentsply within health care (another steady-growth company with defensive characteristics as a leader in the dental supply industry).

Q.	Were there any significant changes to the Fund during the period?

A.	Changes to the Fund were modest during the 12-month period. We ended the year with 36 stocks in the Fund, flat with the start of the year. At December 31, 2013, technology remained the largest sector in the Fund, however, we reduced the Fund’s sector overweight versus the S&P 500 Index, taking profits in relative outperformers (e.g., trimming Visa, eliminating Paychex) and eliminating positions where our level of conviction declined including Western Union that lost its pricing power. We eliminated several of the Fund’s “older technology” names like Microsoft, Oracle and Cisco which we believed had cloudy prospects going forward. We still believe technology has several things going for it: financial strength (large cash balances and free cash flow generation), global diversification (over 50% of the technology sector revenue is outside the U.S.), product cycle growth (e.g., e-commerce, big data and the Cloud), and many attractive valuations. We maintained the Fund’s underweight positioning in the slower-growing utilities, telecommunications and consumer staples sectors at the end of the 12-month period. We continue to focus on what we believe are financially strong companies with great management teams at attractive valuations. We favor companies with innovative products and services rather than business models tied to GDP growth. In a slow growth world, we believe the Fund’s collection of above-average growers will do well over the long term.

3

Premier Growth Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,212.00	4.46
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,021.17	4.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80% (for the period July 1, 2013 – December 31, 2013), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

Premier Growth Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income. The Fund seeks to achieve its objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large-and medium-sized companies (meaning companies with a market capitalization of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/13

	One Year	Five Year	Ten Year
Number of funds in peer group	362	341	292
Peer group average annual total return	35.26%	19.57%	7.35%
Morningstar Category in peer group: U.S. Insurance Large Growth

Sector Allocation

as a % of Fair Value of $40,866 (in thousands) on December 31, 2013 (b)(c)

Top Ten Largest Holdings

as of December 31, 2013 (as a % of Fair Value) (b)(c)

Gilead Sciences Inc.	4.36%
Express Scripts Holding Co.	4.25%
QUALCOMM Inc.	4.15%
Apple Inc.	3.83%
Monsanto Co.	3.80%
Schlumberger Ltd.	3.77%
Baidu Inc. ADR	3.70%
Lowe’s Companies Inc.	3.60%
CME Group Inc.	3.53%
Covidien PLC	3.49%

Change in Value of a $10,000 Investment (a)

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2013

Class 1 Shares (Inception Date: 12/12/97)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Premier Growth Equity Fund	34.88%	20.46%	7.18%	$20,013
S&P 500 Index	32.39%	17.94%	7.40%	$20,429
Russell 1000 Growth Index	33.48%	20.39%	7.83%	$21,245

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Premier Growth Equity Fund

Schedule of Investments	December 31, 2013

Premier Growth Equity Fund

	Number of Shares	Fair Value

Common Stock — 94.9%†

Air Freight & Logistics — 2.7%

United Parcel Service Inc.	10,520	$1,105,442

Application Software — 2.3%

Intuit Inc.	12,422	948,047

Asset Management & Custody Banks — 3.1%

State Street Corp.	17,238	1,265,097	(a)

Biotechnology — 7.7%

Alexion Pharmaceuticals Inc.	3,549	472,230	(b)
Amgen Inc.	7,732	882,685
Gilead Sciences Inc.	23,703	1,781,280	(b)
		3,136,195

Broadcasting — 2.0%

Discovery Communications Inc.	9,760	818,474	(b)

Cable & Satellite — 5.9%

Comcast Corp., Class A	21,294	1,062,145
Liberty Global PLC	15,844	1,335,966	(b)
		2,398,111

Casinos & Gaming — 2.2%

Las Vegas Sands Corp.	11,408	899,749

Communications Equipment — 4.1%

QUALCOMM Inc.	22,815	1,694,014

Computer Hardware — 3.8%

Apple Inc.	2,789	1,564,936	(c)

Computer Storage & Peripherals — 3.2%

EMC Corp.	51,334	1,291,050

Data Processing & Outsourced Services — 3.1%

Visa Inc.	5,704	1,270,167

Fertilizers & Agricultural Chemicals — 3.8%

Monsanto Co.	13,309	1,551,164

Healthcare Equipment — 4.9%

Abbott Laboratories	15,211	583,038
Covidien PLC	20,914	1,424,243
		2,007,281

	Number of Shares	Fair Value

Healthcare Services — 4.2%

Express Scripts Holding Co.	24,717	$1,736,122	(b)

Healthcare Supplies — 1.7%

DENTSPLY International Inc.	14,577	706,693

Home Improvement Retail — 3.6%

Lowe’s Companies Inc.	29,660	1,469,653

Industrial Machinery — 3.1%

Dover Corp.	13,309	1,284,851

Internet Retail — 1.7%

Amazon.com Inc.	1,775	707,852	(b)

Internet Software & Services — 9.6%

Baidu Inc. ADR	8,492	1,510,557	(b)
eBay Inc.	23,449	1,287,115	(b)
Google Inc.	1,014	1,136,400	(b)
		3,934,072

Investment Banking & Brokerage — 2.9%

The Charles Schwab Corp.	16,478	428,428
The Goldman Sachs Group Inc.	4,183	741,478
		1,169,906

Movies & Entertainment — 1.3%

The Walt Disney Co.	6,718	513,255

Oil & Gas Equipment & Services — 3.8%

Schlumberger Ltd.	17,112	1,541,962

Oil & Gas Exploration & Production — 1.1%

Anadarko Petroleum Corp.	5,450	432,294

Soft Drinks — 2.9%

PepsiCo Inc.	14,070	1,166,966

Specialized Finance — 4.7%

CME Group Inc.	18,379	1,442,016
McGraw Hill Financial Inc.	6,084	475,769
		1,917,785

Specialized REITs — 2.7%

American Tower Corp.	13,943	1,112,930

Specialty Stores — 2.8%

Dick’s Sporting Goods Inc.	19,647	1,141,491

Total Common Stock (Cost $23,676,939)		38,785,559

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Premier Growth Equity Fund

Schedule of Investments	December 31, 2013

	Fair Value

Short-Term Investments — 5.1%
GE Institutional Money Market Fund — Investment Class 0.00% (Cost $2,079,958)	$2,079,958	(d,e)

Total Investments (Cost $25,756,897)	40,865,517

Liabilities in Excess of Other Assets, net — (0.0)%*	(13,152)

NET ASSETS — 100.0%	$40,852,365

Other Information:

The Fund had the following long futures contracts open at December 31, 2013:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2014	10	$920,550	$30,372

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Notes to Schedule of Investments	December 31, 2013

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(b)	Non-income producing security.

(c)	At December 31, 2013, all or a portion of this security was pledged to cover collateral requirements for futures.
(d)	Coupon amount represents effective yield.

(e)	GE Asset Management Incorporated (“GEAM”), the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.

†	Percentages are based on net assets as of December 31, 2013.

*	Less than 0.05%

Abbreviations:

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

8

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/13		12/31/12		12/31/11		12/31/10		12/31/09
Inception date	—		—		—		—		12/12/97
Net asset value, beginning of period	$85.99		$71.78		$71.60		$64.30		$46.49
Income/(loss) from investment operations:
Net investment income	0.58		0.78		0.15		0.14	*	0.20
Net realized and unrealized gains/(losses) on investments	29.35		14.20		0.19		7.32		17.81
Total income from investment operations	29.93		14.98		0.34		7.46		18.01
Less distributions from:
Net investment income	0.58		0.77		0.16		0.16		0.20
Net realized gains	7.50		—		—		—		—
Total distributions	8.08		0.77		0.16		0.16		0.20
Net asset value, end of period	$107.84		$85.99		$71.78		$71.60		$64.30
TOTAL RETURN(a)	34.88%		20.88%		0.47%		11.61%		38.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$40,852		$35,397		$37,871		$45,280		$48,620
Ratios to average net assets:
Net investment income	0.54%		0.84%		0.19%		0.22%		0.33%
Net expenses	0.83%	(b)	0.85%	(b)	0.91%	(b)	0.76%	(b)	0.90%	(b)
Gross expenses	0.83%		0.85%		0.92%		0.76%		0.90%
Portfolio turnover rate	21%		17%		21%		19%		18%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GEAM’s waiver of a portion of the Fund’s advisory and administrative fee (“management fee”) in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in an affiliated money market fund managed by GEAM.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities December 31, 2013

ASSETS
Investments in securities, at Fair Value (cost $23,676,939)	$38,785,559
Short-term affiliated investments (at amortized cost)	2,079,958
Cash	126
Income receivables	76,669
Receivable for fund shares sold	261
Variation margin receivable	3,200
Other assets	155
Total assets	40,945,928

LIABILITIES
Payable for fund shares redeemed	28,037
Payable to GEAM	21,776
Accrued other expenses	43,750
Total liabilities	93,563
NET ASSETS	$40,852,365

NET ASSETS CONSIST OF:
Capital paid in	25,209,936
Undistributed (distributions in excess of) net investment income	74
Accumulated net realized gain	503,363
Net unrealized appreciation (depreciation) on:
Investments	15,108,620
Futures	30,372
NET ASSETS	$40,852,365
Shares outstanding ($0.01 par value; unlimited shares authorized)	378,831
Net asset value per share	$107.84

The accompanying Notes are an integral part of these financial statements.

10

Statement of Operations For the year ended December 31, 2013

INVESTMENT INCOME
Income
Dividend	$515,802
Interest	2,524
Income from affiliated investments	267
Total income	518,593

Expenses
Advisory and administration fees	247,382
Directors’ fees	1,637
Custody and accounting expenses	30,359
Professional fees	18,921
Other expenses	17,909
Total expenses before waivers	316,208
Less: Fees waived by the adviser	(1,399)
Net expenses	314,809
Net investment income	203,784

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	4,248,684
Futures	163,595

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	6,734,273
Futures	25,668
Net realized and unrealized gain on investments	11,172,220
Net increase in net assets resulting from operations	$11,376,004

The accompanying Notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets
	Year Ended December 31, 2013	Year Ended December 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$203,784	$319,837
Net realized gain (loss) on investments and futures	4,412,279	4,056,929
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	6,759,941	3,029,803
Net increase (decrease) from operations	11,376,004	7,406,569
Distributions to shareholders from:
Net investment income	(204,810)	(318,846)
Net realized gains	(2,644,728)	—
Total distributions	(2,849,538)	(318,846)
Increase (decrease) in assets from operations and distributions	8,526,466	7,087,723
Share transactions:
Proceeds from sale of shares	1,321,873	1,548,094
Value of distributions reinvested	2,849,538	318,846
Cost of shares redeemed	(7,242,978)	(11,428,189)
Net increase (decrease) from share transactions	(3,071,567)	(9,561,249)
Total increase (decrease) in net assets	5,454,899	(2,473,526)

NET ASSETS
Beginning of year	35,397,466	37,870,992
End of year	$40,852,365	$35,397,466
Undistributed (distributions in excess of) net investment income, end of period	$74	$1,167

CHANGES IN FUND SHARES
Shares sold	13,812	18,711
Issued for distributions reinvested	26,621	3,738
Shares redeemed	(73,257)	(138,422)
Net decrease in fund shares	(32,824)	(115,973)

The accompanying Notes are an integral part of these financial statements.

12

Notes to Financial Statements	December 31, 2013

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund (the “Fund”), Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into derivative transactions (such as options, futures, and options on futures) to gain market exposure to a certain type of broad-based index as an alternative to investing directly in the securities representing such index.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2013, the Fund invested in stock index future contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

13

Notes to Financial Statements	December 31, 2013

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for

14

Notes to Financial Statements	December 31, 2013

different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the

Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2013:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$38,785,559	$—	$—	$38,785,559
Short-Term Investments	2,079,958	—	—	2,079,958

Total Investments in Securities	$40,865,517	$—	$—	$40,865,517

Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$30,372	$—	$—	$30,372

†	See Schedule of Investments for industry classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

15

Notes to Financial Statements	December 31, 2013

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2013.

	Asset Derivatives December 31, 2013		Liability Derivatives December 31, 2013
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	30,372*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operation, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	8,288,755/ (8,390,188)	163,595	25,668

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing fund. The maximum amount allowed to be borrowed by any one fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2013.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 15, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“management fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund, if any.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

16

Notes to Financial Statements	December 31, 2013

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2013, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$7,603,984	$13,083,566

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2010, 2011, 2012, and 2013 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2013, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accum. Capital Gain/(Loss)	Late-Year Losses
$26,277,985	$14,587,532	$—	$14,587,532	$30,372	$74	$1,054,823	$—

As of December 31, 2013, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2013, the Fund utilized $276,981 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the year ended December 31, 2013.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2013	$204,810	$2,644,728	$2,849,538
2012	318,846	—	318,846

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions and future contracts. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2013 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$(67)	$128,877	$(128,810)

17

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Premier Growth Equity Fund (the “Fund”), a series of GE Investments Funds, Inc., as of December 31, 2013 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Growth Equity Fund as of December 31, 2013, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 17, 2014

18

Tax Information	(Unaudited)

For the year ended December 31, 2013, the Fund hereby designates $2,644,728 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

19

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 11 and December 13, 2013.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems and shareholder servicing model. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board

20

Advisory and Administrative Agreement Renewal	(Unaudited)

members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the Fund’s investment style and approach employed, the likely market cycles for the investment style and the Fund’s competitive performance over the past year and the relatively strong performance in the three year period.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

The Board noted that the Fund experienced a slight increase in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

21

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified — 17 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer — Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1988.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 through June 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member Board of Governors of the Investment Company Institute since October 2006; Director of GE Asset Management (Ireland) Limited since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998; Trustee of General Electric Insurance Plan Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    52

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel — Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Director of GE Investment Distributors, Inc. since June 2011; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

22

Additional Information	(Unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — Vice President and Secretary – 3 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 8 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

23

Additional Information	(Unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified — 10 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 17 years

Principal Occupation(s) During Past 5 years    Managing General Partner, NGN Capital LLC since 2006; and Treasurer of NeuroScience Research Institute since 1986.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011 and Director of Artes Medical from 2006 to 2008.

24

Additional Information	(Unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

25

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Robert Meyers

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

26

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Core Value Equity Fund

Annual Report

December 31, 2013

GE Investments Funds, Inc.

Core Value Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2013 (Unaudited)

The information provided on the performance pages relates to the GE Investments Core Value Equity Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2014 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Core Value Equity Fund	(Unaudited)

Paul C. Reinhardt

Senior Vice President

Stephen V. Gelhaus

Senior Vice President

The Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Fund since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. equities group from 1995 through 2001 and became an associate portfolio manager for the Fund in August 1999.

Q.	How did the GE Investments Core Value Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2013?

A.	For the twelve-month period ended December 31, 2013, the GE Investments Core Value Equity Fund returned 33.08%. The S&P 500® Index, the Fund’s benchmark, returned 32.39% and the Fund’s Morningstar peer group of 324 U.S. Insurance Large Blend Funds returned an average of 31.66% over the same period.

Q.	What market conditions affected the Fund performance?

A.	As economic data — from manufacturing to employment, housing, autos and consumer confidence — improved, the S&P 500 rose 32.4% in 2013, achieving its best single-year total return since 1997. The massive advance astonished many investors, as the size of the market rally dwarfed the pace of single-digit GDP and corporate earnings growth. In other words, the market rally was fueled by expanding valuations. At the beginning of 2013 S&P 500 stocks sold at 13x forward-earnings, and ended the year at a forward P/E of 15.4x — neither particularly cheap nor expensive by historical standards. The market’s ability to climb higher as the Federal Reserve announced its intention to taper government debt purchases, signaled investor confidence that the U.S. economy is in a sustained recovery. In this market environment, the S&P 500 cyclical sectors outperformed, led by consumer discretionary (+43%), health care (+41.5% led by strength in biotechnology stocks) and industrials (+41%). Conversely, higher-yielding, defensive stocks such as telecommunications (+11.5%) and utilities (+13%) lagged. The energy sector also underperformed as commodity prices stalled. During the year, small cap stocks outperformed large cap stocks.

Q.	What were the primary drivers of Fund performance?

A.	Stock selection was strong across the Fund with positive contributions from the majority of S&P 500 sectors. In addition, the Fund benefited from cyclical leadership, in particular from overweights in consumer discretionary and financials, and underweights in consumer staples, telecom, and utilities.

Rising interest rates and more robust capital markets activity helped lead to outperformance within the Fund’s financials sector holdings. Asset management companies enjoyed increased fund flows, and the insurers got a lift from higher interest income and stronger pricing trends. The Fund’s bank and consumer finance

2

(Unaudited)

holdings also rallied, given signs of increasing loan demand, a relatively benign regulatory environment, and better credit trends. Underweighting the real-estate investment trust (REIT) industry also helped performance.

The Fund generated positive relative performance in the underweight consumer staples sector through stock selection. In general, our holdings generated better fundamental performance compared with the typical consumer staples in the S&P 500 Index. In the energy sector, our underweighting of the large integrated oil companies while selectively overweighting E&P (exploration & production) and services stocks, helped portfolio performance.

The technology sector was a key detractor to Fund performance In general, companies perceived as “technology disruptors,” (e.g., including internet software and services companies) outperformed. While the Fund had some exposure to internet and software companies, the Fund’s relative value discipline kept it underweighted in the most-expensive, fastest-growing technology stocks. Given a difficult outlook for IT hardware companies, we reduced positions in several holdings of companies we believed are leveraged to enterprise spending growth. Within health care, the Fund lacked exposure to the highest-flying biotechnology companies, again because of our portfolio valuation discipline. This detracted from the Fund’s performance in health care. Stock selection was mixed within the industrials sector, with strong contributions from aerospace companies offset by weakness in machinery companies — particularly agricultural equipment manufacturers.

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund consistently applied its relative value discipline on a stock-by-stock basis, investing in companies with high free-cash flow generation, strong management teams, and improving business mix. During the last eighteen months, we had strengthened our focus on the stocks we feel are the most attractive holdings in the Fund. We believe this emphasis on (and increased weighting in) ”high conviction” stocks has been instrumental in the Fund’s improved relative performance this year.
During the year, the Fund increased holdings in the financials, energy and consumer discretionary sectors as we found several attractively valued stocks in these areas of the market. In financials the Fund added to companies that stand to benefit from rising interest rates – in general, the life insurers, banks and consumer finance companies. Within energy, we added to E&P companies with strong production prospects, particularly in North America. In consumer discretionary, the Fund continued to emphasize media companies, while adding to leisure and specialty retailers. We also increased the Fund’s exposure to autos and auto-related companies given the improved demand outlook for consumer durable spending. The Fund also initiated a position in a major commercial airline, as the industry dynamics, in our view, have turned favorable due to consolidation and focus on improving returns on capital.

Due to strong relative performance, we trimmed several industrials holdings that had outperformed; in addition, we eliminated some holdings on fundamental concerns, taking the Fund from an overweight to an underweight positioning during the year. We sold down or eliminated several of the Fund’s technology holdings, due to deteriorating fundamentals for legacy IT companies. Given this selling, technology ended the year as the most-underweighted sector in the Fund.

3

Core Value Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,148.00	5.52
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,020.06	5.19

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.02% (for the period July 1, 2013 – December 31, 2013), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

Core Value Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks to achieve its objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in U.S. companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/13

	One Year	Five Year	Ten Year
Number of funds in peer group	324	302	258
Peer group average annual total return	31.66%	16.99%	6.78%
Morningstar Category in peer group: U.S. Insurance Large Blend

Sector Allocation

as a % of Fair Value of $18,026 (in thousands) on December 31, 2013 (b)(c)

Top Ten Largest Holdings

as of December 31, 2013 (as a % of Fair Value) (b)(c)

Wells Fargo & Co.	2.72%
Pfizer Inc.	2.72%
Johnson & Johnson	2.60%
Comcast Corp., Class A	2.46%
QUALCOMM Inc.	2.43%
PepsiCo Inc.	2.21%
CVS Caremark Corp.	2.09%
Cisco Systems Inc.	2.04%
Citigroup Inc.	2.03%
Amgen Inc.	2.03%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2013

Class 1 Shares (Inception date 4/28/00)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Core Value Equity Fund	33.08%	15.75%	7.50%	$20,617
S&P 500 Index	32.39%	17.94%	7.40%	$20,429

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Core Value Equity Fund

Schedule of Investments	December 31, 2013

Core Value Equity Fund

	Number of Shares	Fair Value
Common Stock — 95.8%†

Advertising — 0.7%

The Interpublic Group of Companies Inc.	6,818	$120,679

Aerospace & Defense — 3.3%

General Dynamics Corp.	426	40,704
Honeywell International Inc.	3,302	301,704
The Boeing Co.	1,811	247,183
		589,591

Agricultural Products — 1.7%

Archer-Daniels-Midland Co.	7,033	305,232

Airlines — 0.6%

Delta Air Lines Inc.	4,007	110,072

Asset Management & Custody Banks — 3.5%

Ameriprise Financial Inc.	2,962	340,778
Invesco Ltd.	7,821	284,684
		625,462

Auto Parts & Equipment — 1.2%

TRW Automotive Holdings Corp.	2,877	214,020	(a)

Automobile Manufacturers — 1.5%

Ford Motor Co.	17,475	269,639

Automotive Retail — 1.6%

AutoZone Inc.	618	295,367	(a)

Biotechnology — 2.0%

Amgen Inc.	3,198	365,084

Broadcasting — 0.8%

CBS Corp.	2,131	135,830

Cable & Satellite — 2.5%

Comcast Corp., Class A	8,524	442,950

Commodity Chemicals — 1.7%

LyondellBasell Industries N.V.	3,835	307,874

Communications Equipment — 4.5%

Cisco Systems Inc.	16,409	368,382
QUALCOMM Inc.	5,902	438,223
		806,605

Computer Hardware — 1.5%

Apple Inc.	469	263,161	(b)

	Number of Shares	Fair Value

Computer Storage & Peripherals — 1.8%

EMC Corp.	12,785	$321,543

Construction & Farm Machinery — 0.3%

Cummins Inc.	342	48,212

Consumer Finance — 1.4%

American Express Co.	2,771	251,413

Department Stores — 0.9%

Macy’s Inc.	3,196	170,666

Diversified Financial Services — 6.5%

Citigroup Inc.	7,032	366,438
JPMorgan Chase & Co.	5,434	317,780
Wells Fargo & Co.	10,783	489,548
		1,173,766

Drug Retail — 2.1%

CVS Caremark Corp.	5,263	376,673

Electric Utilities — 0.9%

NextEra Energy Inc.	1,918	164,219

Electrical Components & Equipment — 0.8%

Eaton Corp. PLC	1,812	137,929

General Merchandise Stores — 1.2%

Dollar General Corp.	3,624	218,600	(a)

Healthcare Distributors — 1.3%

Cardinal Health Inc.	3,536	236,240

Healthcare Equipment — 0.9%

Covidien PLC	640	43,584
Medtronic Inc.	320	18,365
Stryker Corp.	1,278	96,029
		157,978

Healthcare Services — 0.8%

Express Scripts Holding Co.	1,959	137,600	(a)

Home Improvement Retail — 0.7%

Lowe’s Companies Inc.	2,451	121,447

Household Products — 0.6%

Energizer Holdings Inc.	1,068	115,600

Independent Power Producers & Energy Traders — 1.8%

AES Corp.	9,590	139,151
Calpine Corp.	4,262	83,152	(a)
NRG Energy Inc.	3,623	104,052
		326,355

See Notes to Schedules of Investments and Notes to Financial Statements.

6

Core Value Equity Fund

Schedule of Investments	December 31, 2013

	Number of Shares	Fair Value

Integrated Oil & Gas — 5.7%

Chevron Corp.	2,557	$319,395
Exxon Mobil Corp.	959	97,051
Hess Corp.	3,090	256,470
Occidental Petroleum Corp.	3,623	344,547
		1,017,463

Integrated Telecommunication Services — 1.8%

Verizon Communications Inc.	6,562	322,457

Internet Software & Services — 1.9%

Google Inc.	307	344,058	(a)

Life & Health Insurance — 1.0%

Prudential Financial Inc.	1,918	176,878

Life Sciences Tools & Services — 0.6%

PerkinElmer Inc.	2,771	114,248

Managed Healthcare — 0.9%

UnitedHealth Group Inc.	2,129	160,314

Movies & Entertainment — 1.9%

Time Warner Inc.	5,008	349,158

Multi-Line Insurance — 2.8%

American International Group Inc.	6,990	356,839
Hartford Financial Services Group Inc.	4,261	154,376
		511,215

Oil & Gas Equipment & Services — 4.8%

Cameron International Corp.	3,516	209,307	(a)
Halliburton Co.	6,457	327,693
Schlumberger Ltd.	3,623	326,469
		863,469

Oil & Gas Exploration & Production — 2.2%

Anadarko Petroleum Corp.	1,599	126,833
Marathon Oil Corp.	7,672	270,821
		397,654

Packaged Foods & Meats — 1.0%

Mondelez International Inc.	5,327	188,043

Pharmaceuticals — 8.4%

Actavis PLC	469	78,792	(a)
GlaxoSmithKline PLC ADR	2,238	119,487
Johnson & Johnson	5,115	468,483
Merck & Company Inc.	7,246	362,662
Pfizer Inc.	15,982	489,529
		1,518,953

Property & Casualty Insurance — 1.7%

ACE Ltd.	3,047	315,456

	Number of Shares	Fair Value

Railroads — 1.1%

CSX Corp.	7,032	$202,311

Regional Banks — 1.4%

Regions Financial Corp.	25,572	252,907

Research & Consulting Services — 0.3%

Nielsen Holdings N.V.	1,066	48,919

Semiconductor Equipment — 0.6%

Applied Materials Inc.	5,754	101,788

Semiconductors — 0.7%

Analog Devices Inc.	2,642	134,557

Soft Drinks — 3.5%

Coca-Cola Enterprises Inc.	5,114	225,681
PepsiCo Inc.	4,795	397,697
		623,378

Specialized REITs — 1.7%

American Tower Corp.	3,837	306,269

Specialty Chemicals — 0.6%

PPG Industries Inc.	383	72,640
Rockwood Holdings Inc.	426	30,638
		103,278

Systems Software — 2.1%

Microsoft Corp.	3,728	139,539
Oracle Corp.	6,180	236,447
		375,986

Total Common Stock (Cost $13,021,217)		17,238,566

Exchange Traded Funds — 1.6%
Financial Select Sector SPDR Fund	2,466	53,907	(c)
Industrial Select Sector SPDR Fund	4,470	233,602	(b,c)

Total Exchange Traded Funds (Cost $178,288)		287,509

Total Investments in Securities (Cost $13,199,505)		17,526,075

See Notes to Schedules of Investments and Notes to Financial Statements.

7

Core Value Equity Fund

Schedule of Investments	December 31, 2013

	Fair Value
Short-Term Investments — 2.8%
GE Institutional Money Market Fund — Investment Class 0.00% (Cost $500,296)	$500,296	(d,e)

Total Investments (Cost $13,699,801)	18,026,371

Liabilities in Excess of Other Assets, net — (0.2)%	(33,453)

NET ASSETS — 100.0%	$17,992,918

Other Information:

The Fund had the following long futures contracts open at December 31, 2013:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2014	4	$368,220	$12,149

See Notes to Schedules of Investments and Notes to Financial Statements.

8

Notes to Schedule of Investments	December 31, 2013

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	At December 31, 2013, all or a portion of this security was pledged to cover collateral requirements for futures.

(c)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.
(d)	Coupon amount represents effective yield.

(e)	GE Asset Management Incorporated (“GEAM”), the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.

†	Percentages are based on net assets as of December 31, 2013.

Abbreviations:

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

SPDR	Standard and Poor’s Depository Receipts

9

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/13		12/31/12		12/31/11		12/31/10		12/31/09
Inception date	—		—		—		—		4/28/00
Net asset value, beginning of period	$9.67		$8.63		$8.85		$8.04		$6.48
Income/(loss) from investment operations:
Net investment income	0.11		0.12		0.08		0.11	*	0.08
Net realized and unrealized gains/(losses) on investments	3.09		1.04		(0.22)		0.82		1.57
Total income/(loss) from investment operations	3.20		1.16		(0.14)		0.93		1.65
Less distributions from:
Net investment income	0.11		0.12		0.08		0.12		0.09
Net realized gains	0.87		–		–		–		–
Total distributions	0.98		0.12		0.08		0.12		0.09
Net asset value, end of period	$11.89		$9.67		$8.63		$8.85		$8.04
TOTAL RETURN(a)	33.08%		13.41%		(1.60)%		11.57%		25.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$17,993		$15,523		$16,251		$19,756		$21,847
Ratios to average net assets:
Net investment income	0.89%		1.14%		0.80%		1.32%		1.16%
Net expenses	1.02%	(b)	1.08%	(b)	1.28%	(b)	0.97%	(b)	1.24%	(b)
Gross expenses	1.02%		1.08%		1.28%		0.97%		1.24%
Portfolio turnover rate	43%		62%		49%		45%		61%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GEAM’s waiver of a portion of the Fund’s advisory and administrative fee (“management fee”) in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in an affiliated money market fund managed by GEAM.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities December 31, 2013

ASSETS
Investments in securities, at Fair Value (cost $13,199,505)	$17,526,075
Short-term affiliated investments (at amortized cost)	500,296
Income receivables	16,670
Receivable for fund shares sold	955
Variation margin receivable	1,280
Other assets	150
Total assets	18,045,426

LIABILITIES
Payable for fund shares redeemed	27
Payable to GEAM	9,598
Accrued other expenses	42,883
Total liabilities	52,508
NET ASSETS	$17,992,918

NET ASSETS CONSIST OF:
Capital paid in	13,495,227
Undistributed (distributions in excess of) net investment income	259
Accumulated net realized gain	158,713
Net unrealized appreciation (depreciation) on:
Investments	4,326,570
Futures	12,149
NET ASSETS	$17,992,918
Shares outstanding ($0.01 par value, unlimited shares outstanding)	1,513,482
Net asset value per share	$11.89

The accompanying Notes are an integral part of these financial statements.

11

Statement of Operations For the year ended December 31, 2013

INVESTMENT INCOME
Income
Dividend	$322,321
Interest	1,511
Income from affiliated investments	87
Less: Foreign taxes withheld	(1,475)
Total income	322,444

Expenses
Advisory and administration fees	109,716
Directors’ fees	723
Custody and accounting expenses	27,254
Professional fees	18,384
Other expenses	16,486
Total expenses before waivers	172,563
Less: Fees waived by the adviser	(541)
Net expenses	172,022
Net investment income	150,422

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	1,930,570
Futures	72,462

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	2,611,844
Futures	11,365
Net realized and unrealized gain on investments	4,626,241
Net increase in net assets resulting from operations	$4,776,663

The accompanying Notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets
	Year Ended December 31, 2013	Year Ended December 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$150,422	$184,977
Net realized gain (loss) on investments and futures	2,003,032	1,217,645
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	2,623,209	671,266
Net increase (decrease) from operations	4,776,663	2,073,888
Distributions to shareholders from:
Net investment income
Class 1	(150,163)	(185,461)
Net realized gains
Class 1	(1,214,132)	—
Total distributions	(1,364,295)	(185,461)
Increase (decrease) in assets from operations and distributions	3,412,368	1,888,427
Share transactions:
Proceeds from sale of shares
Class 1	473,023	361,601
Value of distributions reinvested
Class 1	1,364,295	185,461
Cost of shares redeemed
Class 1	(2,779,553)	(3,163,471)
Class 4*	—	(10,053)
Net increase (decrease) from share transactions	(942,235)	(2,626,462)
Total increase (decrease) in net assets	2,470,133	(738,035)

NET ASSETS
Beginning of year	15,522,785	16,260,820
End of year	$17,992,918	$15,522,785
Undistributed (distributions in excess of) net investment income, end of period	$259	$50

CHANGES IN FUND SHARES

Class 1
Shares sold	41,696	38,255
Issued for distributions reinvested	115,228	19,279
Shares redeemed	(248,195)	(336,258)
Net increase (decrease) in fund shares	(91,271)	(278,724)

Class 4*
Shares redeemed	—	(1,089)
Net increase (decrease) in fund shares	—	(1,089)

*	Share Class 4 was closed effective June 29, 2012.

The accompanying Notes are an integral part of these financial statements.

13

Notes to Financial Statements	December 31, 2013

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund (the “Fund”), Small-Cap Equity Fund, Total Return Fund, Income Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The

Fund may enter into derivative transactions (such as options, futures, and options on futures) to gain market exposure to a certain type of broad-based index as an alternative to investing directly in the securities representing such index.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2013, the Fund invested in stock index future contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

14

Notes to Financial Statements	December 31, 2013

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

15

Notes to Financial Statements	December 31, 2013

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2013:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$17,238,566	$—	$—	$17,238,566
Exchange Traded Funds	287,509	—	—	287,509
Short-Term Investments	500,296	—	—	500,296

Total Investments in Securities	$18,026,371	$—	$—	$18,026,371

Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$12,149	$—	$—	$12,149

†	See Schedule of Investments for industry classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2013.

	Asset Derivatives December 31, 2013		Liability Derivatives December 31, 2013
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	12,149*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

16

Notes to Financial Statements	December 31, 2013

Shown below are the effects of derivative instruments on the Fund’s Statement of Operation, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	4,528,514/ (4,386,274)	72,462	11,365

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing fund. The maximum amount allowed to be borrowed by any one fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2013.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“management fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund, if any.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2013, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$7,061,151	$9,423,978

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2010, 2011, 2012, and 2013 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

17

Notes to Financial Statements	December 31, 2013

At December 31, 2013, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accum. Capital Gain/(Loss)	Late-Year Losses
$13,748,187	$4,334,125	$(55,941)	$4,278,184	$12,149	$259	$219,248	$—

As of December 31, 2013, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2013, the Fund utilized $525,527 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the year ended December 31, 2013.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2013	$150,163	$1,214,132	$1,364,295
2012	185,461	—	185,461

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions and future contracts. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2013 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$(50)	$10,860	$(10,810)

18

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Core Value Equity Fund (the “Fund”), a series of GE Investments Funds, Inc., as of December 31, 2013 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Core Value Equity Fund as of December 31, 2013, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 17, 2014

19

Tax Information	(Unaudited)

For the year ended December 31, 2013, the Fund hereby designates $1,214,132 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

20

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 11 and December 13, 2013.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems and shareholder servicing model. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board

21

Advisory and Administrative Agreement Renewal	(Unaudited)

members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the Fund’s investment style and the Fund’s relative underperformance in certain prior periods, as well as the Fund’s improved performance over the past year and the Fund’s competitive performance for the 10 year period. The Board members discussed GEAM’s investment approach with respect to the Fund and the reasons for the Fund’s relative underperformance in prior periods.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

The Board noted that the Fund experienced a slight increase in assets over the past year, and the Board members considered the extent to which economies of scale would be realized as the Fund continues to grow and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

22

Advisory and Administrative Agreement Renewal	(Unaudited)

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

23

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified — 17 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer — Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1988.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 through June 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member Board of Governors of the Investment Company Institute since October 2006; Director of GE Asset Management (Ireland) Limited since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998; Trustee of General Electric Insurance Plan Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    52

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel — Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Director of GE Investment Distributors, Inc. since June 2011; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

24

Additional Information	(Unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — Vice President and Secretary — 3 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 8 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

25

Additional Information	(Unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 10 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 17 years

Principal Occupation(s) During Past 5 years    Managing General Partner, NGN Capital LLC since 2006; and Treasurer of NeuroScience Research Institute since 1986.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; and Director of Artes Medical from 2006 to 2008.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

26

Additional Information	(Unaudited)

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

27

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Robert Meyers

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

28

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Small-Cap Equity Fund

Annual Report

December 31, 2013

GE Investments Funds, Inc.

Small-Cap Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2013 (Unaudited)

The information provided on the performance page relates to the GE Investments Small-Cap Equity Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Russell 2000® Index is an unmanaged market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. domiciled companies.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management Incorporated in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management Incorporated’s presentation thereof.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2014 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Small-Cap Equity Fund	(Unaudited)

David Wiederecht

President and Chief

Investment Officer-

Investment Solutions

Mike Cervi

Senior Vice President

The Small-Cap Equity Fund utilizes a multiple sub-adviser Fund structure that utilizes several sub-advisers to manage the Fund’s assets. The Fund is managed by David Wiederecht and Mike Cervi who are vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them Messrs. Wiederecht and Cervi have full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Palisade Capital Management L.L.C.; Champlain Investment Partners, LLC; GlobeFlex Capital, LP; Kennedy Capital Management, Inc.; and SouthernSun Asset Management, LLC.

David Wiederecht is the President and Chief Investment Officer — Investment Solutions and a Director at GE Asset Management. He has served as a portfolio manager of the Small-Cap Equity Fund since September 2010. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President and Chief Investment Officer — Investment Solutions since 2008.

Mike Cervi is a Senior Vice President of GE Asset Management and is a Managing Director — External Managers within GE Asset Management’s Investment Solutions team. He became a member of the portfolio management team for the Small-Cap Equity Fund in May 2013. Mr. Cervi focuses on portfolio construction and manager research for a number of GE Asset Management’s portfolios including responsibility for defined benefit, defined contribution and sub-advised mutual funds accounts. Prior to his current position, Mr. Cervi led investment oversight of GE Asset Management’s multi-asset class client relationships. Mr. Cervi joined GE Asset Management in 2000 and has held several other roles with GE Asset Management including Shareholder Services Representative from 2000 to 2001, Institutional Marketing Analyst from 2001 to 2003, Director, Product Portfolio Manager — U.S. Equities from 2005 to 2006, Vice

President, Manager of Investment Relationships from 2006 to 2009 and Managing Director, Total Plan Management from 2009 to 2013. He became a Senior Vice President in 2009, served as the Managing Director of Portfolio Construction from April 2013 to December 2013 and has served as Managing Director — External Managers since December 2013.

Q.	How did the GE Investments Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2013?

A.	For the twelve-month period ended December 31, 2013, the GE Investments Small-Cap Equity Fund returned 36.89%. The Russell 2000® Index, the Fund’s benchmark, returned 38.82% and the Fund’s Morningstar peer group of 149 U.S. Insurance Small Blend Funds returned an average of 38.53% over the same period.

Q.	What market conditions affected the Fund’s performance?

A.	Stocks reacted very positively due to a supportive macro environment. The Federal Reserve has kept interest rates at historic lows, inflation remained low, GDP has steadily improved, unemployment has declined and we have seen stronger housing prices. In this environment investors were comfortable assuming more risk as evidenced by the strong absolute returns for small cap stocks as well as the fact that the Russell 2000 Index outperformed the S&P 500 Index by over 6% during 2013. Earnings and margins also remained strong as there has not been upwards pressure on wages and companies have kept costs under control.

Q.	What were the primary drivers of the Fund’s performance?

A.	The Fund’s underperformance against its benchmark during the period was primarily due to the underperformance of one of the Fund’s core sub-advisors, Palisade Capital

2

(Unaudited)

Management L.L.C. Poor stock selection within the healthcare and industrials sector was the main detractors to Palisade’s underperformance. Two other sub-advisers, Champlain Investment Partners, LLC and GlobeFlex Capital, LP also underperformed their respective indices, albeit by a relatively small degree. Sub-adviser’s SouthernSun Asset Management, LLC and Kennedy Capital Management, Inc. both outperformed their respective index by a large margin over the past twelve months. The Fund’s small holding of cash also contributed to the relative performance due to the strong performance of the small cap universe during the year.

Q.	Were there any significant changes to the Fund during the period?

A.	There were no changes to the sub-advisers during the year or to the allocation that each sub-adviser managed for the Fund. There was also not a significant change to the underlying sector allocations. The industrial and consumer staples sectors remained the Fund’s largest overweight position, while the financial sector remained the largest underweight at the end of the period.

3

Small-Cap Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2013 - December 31, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,183.00	6.99
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,018.80	6.46

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.27% (for the period July 1, 2013 - December 31, 2013), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

Small-Cap Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multi-sub-adviser investment strategy that combines growth, value and core investment management styles. This orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/13

	One Year	Five Year	Ten Year
Number of funds in peer group	149	139	117
Peer group average annual total return	38.53%	20.39%	8.67%
Morningstar Category in peer group: U.S. Insurance Small Blend Funds

Sector Allocation

as a % of Fair Value of $50,151 (in thousands) on December 31, 2013 (b)(c)

Top Ten Largest Holdings

as of December 31, 2013 (as a % of Fair Value) (b)(c)

Sensient Technologies Corp.	1.18%
Prosperity Bancshares Inc.	0.97%
John Wiley & Sons Inc.	0.94%
LKQ Corp.	0.93%
Darling International Inc.	0.92%
Woodward Inc.	0.91%
UMB Financial Corp.	0.85%
Iconix Brand Group Inc.	0.84%
AGCO Corp.	0.81%
Blackbaud Inc.	0.80%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2013

Class 1 Shares (Inception date 4/28/00)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Small-Cap Equity Fund	36.89%	21.96%	9.43%	$24,633
Russell 2000 Index	38.82%	20.08%	9.06%	$23,831

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.
*	Less than 0.01%.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions on the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Small-Cap Equity Fund

Schedule of Investments	December 31, 2013

Small-Cap Equity Fund

	Number of Shares	Fair Value
Common Stock — 93.9% †

Aerospace & Defense — 1.3%

Esterline Technologies Corp.	3,218	$328,107	(a)
Moog Inc.	514	34,921	(a)
Teledyne Technologies Inc.	3,081	283,021	(a)
Triumph Group Inc.	164	12,476
		658,525

Agricultural Products — 1.0%

Darling International Inc.	22,129	462,054	(a)
Fresh Del Monte Produce Inc.	1,388	39,280
		501,334

Air Freight & Logistics — 0.3%

Hub Group Inc.	3,800	151,544	(a)

Airlines — 0.1%

Republic Airways Holdings Inc.	1,700	18,173	(a)
Spirit Airlines Inc.	700	31,787	(a)
		49,960

Apparel Retail — 0.8%

Aeropostale Inc.	1,297	11,790	(a)
American Eagle Outfitters Inc.	3,661	52,718
Express Inc.	2,885	53,863	(a)
Genesco Inc.	1,380	100,823	(a)
The Buckle Inc.	3,967	208,505
		427,699

Apparel, Accessories & Luxury Goods — 1.5%

Columbia Sportswear Co.	3,642	286,807
Iconix Brand Group Inc.	10,590	420,423	(a)
Oxford Industries Inc.	383	30,897
		738,127

Application Software — 6.1%

ACI Worldwide Inc.	3,583	232,895	(a)
Advent Software Inc.	800	27,992
Blackbaud Inc.	10,711	403,269
Bottomline Technologies Inc.	7,600	274,816	(a)
Compuware Corp.	2,600	29,146
Comverse Inc.	700	27,160	(a)
Guidewire Software Inc.	900	44,163	(a)
Jive Software Inc.	7,052	79,335	(a)
NICE Systems Ltd. ADR	3,800	155,648
Pegasystems Inc.	600	29,508
PROS Holdings Inc.	3,600	143,640	(a)
PTC Inc.	9,716	343,849	(a)
QLIK Technologies Inc.	7,600	202,388	(a)
RealPage Inc.	16,059	375,460	(a)

	Number of Shares	Fair Value
Seachange International Inc.	1,019	$12,391	(a)
Solera Holdings Inc.	3,337	236,126
SS&C Technologies Holdings Inc.	7,956	352,133	(a)
TiVo Inc.	2,300	30,176	(a)
Tyler Technologies Inc.	386	39,422	(a)
Verint Systems Inc.	600	25,764	(a)
		3,065,281

Asset Management & Custody Banks — 0.1%

Artisan Partners Asset Management Inc.	389	25,359
Virtus Investment Partners Inc.	120	24,006	(a)
		49,365

Auto Parts & Equipment — 0.4%

American Axle & Manufacturing Holdings Inc.	1,243	25,419	(a)
Dana Holding Corp.	2,465	48,363
Drew Industries Inc.	615	31,488
Stoneridge Inc.	1,870	23,843	(a)
Tenneco Inc.	600	33,942	(a)
Tower International Inc.	1,091	23,348	(a)
		186,403

Automobile Manufacturers — 0.6%

Thor Industries Inc.	4,825	266,485
Winnebago Industries Inc.	2,289	62,833	(a)
		329,318

Automotive Retail — 0.9%

America’s Car-Mart Inc.	535	22,593	(a)
CST Brands Inc.	10,243	376,123
Monro Muffler Brake Inc.	781	44,017
		442,733

Biotechnology — 1.5%

Acorda Therapeutics Inc.	800	23,360	(a)
Cepheid Inc.	5,900	275,648	(a)
Cubist Pharmaceuticals Inc.	2,704	186,224	(a)
Emergent Biosolutions Inc.	1,251	28,761	(a)
Genomic Health Inc.	4,700	137,569	(a)
Isis Pharmaceuticals Inc.	900	35,856	(a)
Ligand Pharmaceuticals Inc.	600	31,560	(a)
PDL BioPharma Inc.	1,920	16,205
Pharmacyclics Inc.	200	21,156	(a)
		756,339

Building Products — 0.5%

AAON Inc.	656	20,959
AO Smith Corp.	632	34,090
Apogee Enterprises Inc.	828	29,733
Builders FirstSource Inc.	1,897	13,545	(a)
Patrick Industries Inc.	1,500	43,395	(a)
PGT Inc.	5,900	59,708	(a)
Universal Forest Products Inc.	1,450	75,603
		277,033

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Small-Cap Equity Fund

Schedule of Investments	December 31, 2013

	Number of Shares	Fair Value

Cable & Satellite — 0.1%

Starz	900	$26,316	(a)

Casinos & Gaming — 0.1%

Pinnacle Entertainment Inc.	1,269	32,981	(a)

Catalog Retail — 0.1%

HSN Inc.	550	34,265

Commodity Chemicals — 0.5%

Axiall Corp.	412	19,545
Koppers Holdings Inc.	5,005	228,979
		248,524

Communications Equipment — 0.8%

ADTRAN Inc.	4,263	115,144
ARRIS Group Inc.	3,563	86,812	(a)
Bel Fuse Inc.	591	12,594
Calix Inc.	1,869	18,017	(a)
Ciena Corp.	1,200	28,716	(a)
Extreme Networks Inc.	4,800	33,600	(a)
NETGEAR Inc.	1,154	38,013	(a)
Plantronics Inc.	917	42,595
Riverbed Technology Inc.	2,628	47,514	(a)
		423,005

Computer Hardware — 0.7%

Diebold Inc.	10,995	362,945

Computer Storage & Peripherals — 0.1%

Datalink Corp.	1,130	12,317	(a)
Electronics for Imaging Inc.	700	27,111	(a)
QLogic Corp.	2,000	23,660	(a)
		63,088

Construction & Engineering — 2.2%

Chicago Bridge & Iron Company N.V.	4,600	382,444
Comfort Systems USA Inc.	1,608	31,179
Granite Construction Inc.	810	28,334
Primoris Services Corp.	4,616	143,696
Quanta Services Inc.	5,677	179,166	(a)
URS Corp.	6,875	364,306
		1,129,125

Construction & Farm Machinery — 1.9%

AGCO Corp.	6,825	403,972
Astec Industries Inc.	1,663	64,242
Federal Signal Corp.	1,756	25,725	(a)
FreightCar America Inc.	528	14,055
Lindsay Corp.	283	23,418
The Greenbrier Companies Inc.	2,144	70,409	(a)
Trinity Industries Inc.	6,580	358,742
		960,563

	Number of Shares	Fair Value

Construction Materials — 0.1%

Eagle Materials Inc.	341	$26,404

Consumer Electronics — 0.0%*

Zagg Inc.	2,900	12,615	(a)

Data Processing & Outsourced Services — 2.0%

Broadridge Financial Solutions Inc.	8,175	323,076
Cardtronics Inc.	5,700	247,665	(a)
Global Cash Access Holdings Inc.	22,088	220,659	(a)
MAXIMUS Inc.	700	30,793
WEX Inc.	1,700	168,351	(a)
		990,544

Distributors — 0.9%

LKQ Corp.	14,125	464,713	(a)

Diversified Capital Markets — 0.1%

HFF Inc. REIT	1,188	31,898	(a)

Diversified Metals & Mining — 0.2%

Compass Minerals International Inc.	1,057	84,613

Diversified REITs — 0.2%

Cousins Properties Inc.	4,419	45,516
PS Business Parks Inc.	300	22,926
Spirit Realty Capital Inc.	2,422	23,808
		92,250

Diversified Support Services — 0.9%

Healthcare Services Group Inc.	7,312	207,441
Ritchie Bros Auctioneers Inc.	9,500	217,835
UniFirst Corp.	505	54,035
		479,311

Education Services — 0.2%

Apollo Education Group Inc.	1,100	30,052	(a)
DeVry Education Group Inc.	1,019	36,174
K12 Inc.	1,226	26,666	(a)
		92,892

Electric Utilities — 0.6%

ALLETE Inc.	857	42,747
IDACORP Inc.	5,282	273,819
		316,566

Electrical Components & Equipment — 1.3%

Brady Corp.	5,800	179,394
Encore Wire Corp.	1,274	69,051
EnerSys Inc.	1,323	92,729
Generac Holdings Inc.	484	27,414
II-VI Inc.	2,813	49,509	(a)
Littelfuse Inc.	959	89,120
Polypore International Inc.	2,251	87,564	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Small-Cap Equity Fund

Schedule of Investments	December 31, 2013

	Number of Shares	Fair Value
Regal-Beloit Corp.	392	$28,898
Rogers Corp.	525	32,287	(a)
		655,966

Electronic Equipment & Instruments — 0.1%

National Instruments Corp.	1,400	44,828

Electronic Manufacturing Services — 0.9%

Celestica Inc.	777	8,081	(a)
Measurement Specialties Inc.	4,322	262,302	(a)
Methode Electronics Inc.	2,402	82,124
Multi-Fineline Electronix Inc.	1,251	17,376	(a)
Plexus Corp.	1,523	65,931	(a)
		435,814

Environmental & Facilities Services — 0.6%

Clean Harbors Inc.	4,500	269,820	(a)
Tetra Tech Inc.	1,309	36,626	(a)
		306,446

Fertilizers & Agricultural Chemicals — 0.6%

Intrepid Potash Inc.	19,195	304,049	(a)

Food Distributors — 0.4%

Spartan Stores Inc.	6,616	160,636
United Natural Foods Inc.	350	26,387	(a)
		187,023

Food Retail — 1.6%

Casey’s General Stores Inc.	3,800	266,950
Harris Teeter Supermarkets Inc.	6,600	325,710
SUPERVALU Inc.	3,217	23,452	(a)
The Fresh Market Inc.	4,800	194,400	(a)
		810,512

Footwear — 0.8%

Crocs Inc.	786	12,513	(a)
Deckers Outdoor Corp.	2,545	214,951	(a)
Wolverine World Wide Inc.	4,700	159,612
		387,076

Forest Products — 0.1%

Boise Cascade Co.	938	27,652	(a)

Gas Utilities — 0.1%

South Jersey Industries Inc.	768	42,977

Healthcare Distributors — 0.6%

Owens & Minor Inc.	8,887	324,909

Healthcare Equipment — 4.8%

Analogic Corp.	1,286	113,888
Cantel Medical Corp.	725	24,585
CryoLife Inc.	2,334	25,884
DexCom Inc.	800	28,328	(a)

	Number of Shares	Fair Value
Exactech Inc.	550	$13,068	(a)
Globus Medical Inc.	8,157	164,608	(a)
Hill-Rom Holdings Inc.	8,762	362,221
Integra LifeSciences Holdings Corp.	5,700	271,947	(a)
Invacare Corp.	921	21,377
Masimo Corp.	10,688	312,410	(a)
Natus Medical Inc.	2,118	47,655	(a)
NuVasive Inc.	8,600	278,038	(a)
Orthofix International N.V.	983	22,432	(a)
STERIS Corp.	4,800	230,640
Teleflex Inc.	1,400	131,404
Thoratec Corp.	4,170	152,622	(a)
Volcano Corp.	10,400	227,240	(a)
		2,428,347

Healthcare Facilities — 0.3%

VCA Antech Inc.	5,000	156,800	(a)

Healthcare Services — 1.4%

Air Methods Corp.	2,016	117,593	(a)
Bio-Reference Labs Inc.	7,014	179,138	(a)
MEDNAX Inc.	6,708	358,073	(a)
Team Health Holdings Inc.	700	31,885	(a)
The Providence Service Corp.	1,400	36,008	(a)
		722,697

Healthcare Supplies — 1.2%

Align Technology Inc.	500	28,575	(a)
Endologix Inc.	3,958	69,028	(a)
Haemonetics Corp.	5,842	246,123	(a)
ICU Medical Inc.	900	57,339	(a)
Merit Medical Systems Inc.	1,237	19,470	(a)
West Pharmaceutical Services Inc.	4,018	197,123
		617,658

Healthcare Technology — 0.8%

Computer Programs & Systems Inc.	1,044	64,530
HMS Holdings Corp.	7,893	179,408	(a)
Medidata Solutions Inc.	600	36,342	(a)
Omnicell Inc.	4,600	117,438	(a)
		397,718

Heavy Electrical Equipment — 0.1%

AZZ Inc.	806	39,381

Home Building — 0.1%

Meritage Homes Corp.	1,399	67,138	(a)

Home Entertainment Software — 0.1%

Take-Two Interactive Software Inc.	1,700	29,529	(a)

Home Furnishing Retail — 0.4%

Aaron’s Inc.	6,748	198,391
Haverty Furniture Companies Inc.	41	1,284
		199,675

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Small-Cap Equity Fund

Schedule of Investments	December 31, 2013

	Number of Shares	Fair Value

Home Furnishings — 0.2%

Ethan Allen Interiors Inc.	1,434	$43,622
Hooker Furniture Corp.	686	11,443
La-Z-Boy Inc.	1,356	42,036
		97,101

Home Improvement Retail — 0.1%

Lumber Liquidators Holdings Inc.	342	35,188	(a)

Housewares & Specialties — 0.8%

Jarden Corp.	6,338	388,836	(a)

Industrial Conglomerates — 0.6%

Raven Industries Inc.	7,300	300,322

Industrial Machinery — 7.1%

Actuant Corp.	10,470	383,621
Altra Industrial Motion Corp.	1,762	60,296
CIRCOR International Inc.	416	33,605
CLARCOR Inc.	5,292	340,540
Columbus McKinnon Corp.	880	23,883	(a)
EnPro Industries Inc.	3,800	219,070	(a)
ESCO Technologies Inc.	2,697	92,399
IDEX Corp.	3,875	286,169
LB Foster Co.	797	37,690
Luxfer Holdings PLC ADR	2,900	60,494
Mueller Industries Inc.	3,714	234,019
Mueller Water Products Inc.	2,866	26,854
Nordson Corp.	1,775	131,883
Proto Labs Inc.	458	32,601	(a)
RBC Bearings Inc.	1,900	134,425	(a)
Standex International Corp.	1,550	97,464
The Middleby Corp.	935	224,372	(a)
Timken Co.	5,545	305,363
Trimas Corp.	9,979	398,062	(a)
Woodward Inc.	10,061	458,882
		3,581,692

Industrial REITs — 0.1%

Rexford Industrial Realty Inc.	2,084	27,509
STAG Industrial Inc.	2,251	45,898
		73,407

Internet Retail — 0.0%*

Orbitz Worldwide Inc.	3,285	23,586	(a)

Internet Software & Services — 1.0%

Blucora Inc.	1,000	29,160	(a)
comScore Inc.	1,400	40,054	(a)
Constant Contact Inc.	1,100	34,177	(a)
Envestnet Inc.	649	26,155	(a)
IntraLinks Holdings Inc.	4,134	50,063	(a)
LogMeIn Inc.	7,000	234,850	(a)
VistaPrint N.V.	500	28,425	(a)
WebMD Health Corp.	800	31,600	(a)
XO Group Inc.	1,871	27,803	(a)
		502,287

	Number of Shares	Fair Value

Investment Banking & Brokerage — 1.0%

KCG Holdings Inc.	2,426	$29,015	(a)
Piper Jaffray Companies Inc.	1,544	61,065	(a)
Raymond James Financial Inc.	6,951	362,773
Stifel Financial Corp.	817	39,151	(a)
		492,004

IT Consulting & Other Services — 0.1%

Sapient Corp.	1,800	31,248	(a)
Unisys Corp.	900	30,213	(a)
		61,461

Leisure Products — 0.1%

Arctic Cat Inc.	458	26,097

Life & Health Insurance — 0.2%

American Equity Investment Life Holding Co.	2,481	65,449
StanCorp Financial Group Inc.	626	41,472
		106,921

Life Sciences Tools & Services — 1.9%

Bio-Rad Laboratories Inc.	1,900	234,859	(a)
Bruker Corp.	12,018	237,596	(a)
Cambrex Corp.	1,909	34,038	(a)
Charles River Laboratories International Inc.	555	29,437	(a)
ICON PLC	5,840	235,994	(a)
Luminex Corp.	7,600	147,440	(a)
PAREXEL International Corp.	600	27,108	(a)
		946,472

Managed Healthcare — 1.2%

Centene Corp.	6,655	392,312	(a)
Molina Healthcare Inc.	5,537	192,411	(a)
		584,723

Marine — 0.1%

Baltic Trading Ltd.	1,965	12,654
Matson Inc.	944	24,648
		37,302

Metal & Glass Containers — 0.7%

AEP Industries Inc.	375	19,811	(a)
Aptargroup Inc.	2,400	162,744
Silgan Holdings Inc.	3,900	187,278
		369,833

Multi-Line Insurance — 0.6%

HCC Insurance Holdings Inc.	6,663	307,431
Horace Mann Educators Corp.	699	22,046
		329,477

Multi-Utilities — 0.2%

Avista Corp.	1,284	36,196
Black Hills Corp.	833	43,741
		79,937

See Notes to Schedule of Investments and Notes to Financial Statements.

9

Small-Cap Equity Fund

Schedule of Investments	December 31, 2013

	Number of Shares	Fair Value

Office Electronics — 0.4%

Zebra Technologies Corp.	3,902	$211,020	(a)

Office REITs — 0.8%

BioMed Realty Trust Inc.	14,558	263,791
Coresite Realty Corp.	3,416	109,961
DuPont Fabros Technology Inc.	873	21,572
Highwoods Properties Inc.	768	27,778
		423,102

Office Services & Supplies — 0.7%

Herman Miller Inc.	3,891	114,862
West Corp.	8,657	222,572
		337,434

Oil & Gas Drilling — 0.3%

Pioneer Energy Services Corp.	19,166	153,520	(a)

Oil & Gas Equipment & Services — 1.9%

Cal Dive International Inc.	3,822	7,682	(a)
CARBO Ceramics Inc.	3,300	384,549
Dril-Quip Inc.	1,724	189,519	(a)
Forum Energy Technologies Inc.	3,800	107,388	(a)
Hornbeck Offshore Services Inc.	825	40,615	(a)
Mitcham Industries Inc.	1,453	25,733	(a)
Natural Gas Services Group Inc.	681	18,775	(a)
Oil States International Inc.	1,267	128,879	(a)
TETRA Technologies Inc.	3,800	46,968	(a)
		950,108

Oil & Gas Exploration & Production — 2.7%

Approach Resources Inc.	9,600	185,184	(a)
Athlon Energy Inc.	790	23,898	(a)
Bill Barrett Corp.	1,305	34,948	(a)
Bonanza Creek Energy Inc.	1,157	50,295	(a)
Carrizo Oil & Gas Inc.	393	17,595	(a)
Jones Energy Inc.	1,581	22,893	(a)
Matador Resources Co.	1,976	36,833	(a)
Newfield Exploration Co.	12,750	314,032	(a)
Northern Oil and Gas Inc.	5,700	85,899	(a)
Oasis Petroleum Inc.	491	23,062	(a)
Resolute Energy Corp.	14,200	128,226	(a)
Sanchez Energy Corp.	4,334	106,226	(a)
SM Energy Co.	3,829	318,228
W&T Offshore Inc.	1,150	18,400
		1,365,719

Oil & Gas Refining & Marketing — 0.2%

Alon USA Energy Inc.	1,869	30,913
Renewable Energy Group Inc.	2,000	22,920	(a)
Western Refining Inc.	896	38,000
		91,833

Packaged Foods & Meats — 2.9%

B&G Foods Inc.	3,800	128,858
Lancaster Colony Corp.	3,100	273,265

	Number of Shares	Fair Value
Post Holdings Inc.	2,900	$142,883	(a)
Sanderson Farms Inc.	4,779	345,665
Snyders-Lance Inc.	7,600	218,272
TreeHouse Foods Inc.	4,800	330,816	(a)
		1,439,759

Paper Packaging — 0.7%

Packaging Corporation of America	5,634	356,520

Paper Products — 0.2%

KapStone Paper and Packaging Corp.	472	26,366	(a)
Neenah Paper Inc.	1,367	58,467
PH Glatfelter Co.	1,030	28,469
		113,302

Personal Products — 0.3%

Elizabeth Arden Inc.	4,415	156,512	(a)
Inter Parfums Inc.	260	9,310
		165,822

Pharmaceuticals — 0.5%

Auxilium Pharmaceuticals Inc.	900	18,666	(a)
Impax Laboratories Inc.	1,100	27,654	(a)
Lannett Company Inc.	2,610	86,391	(a)
Prestige Brands Holdings Inc.	1,900	68,020	(a)
Questcor Pharmaceuticals Inc.	800	43,560
Sagent Pharmaceuticals Inc.	900	22,842	(a)
		267,133

Property & Casualty Insurance — 2.0%

Allied World Assurance Company Holdings AG	2,800	315,868
Amtrust Financial Services Inc.	1,900	62,111
Argo Group International Holdings Ltd.	5,299	246,351
Aspen Insurance Holdings Ltd.	4,700	194,157
Employers Holdings Inc.	762	24,117
The Hanover Insurance Group Inc.	390	23,287
The Navigators Group Inc.	1,900	120,004	(a)
		985,895

Publishing — 0.9%

John Wiley & Sons Inc.	8,583	473,782

Railroads — 0.8%

Genesee & Wyoming Inc.	4,127	396,398	(a)

Regional Banks — 6.3%

Bank of the Ozarks Inc.	1,072	60,664
BankUnited Inc.	1,551	51,059
Banner Corp.	912	40,876
Bryn Mawr Bank Corp.	3,600	108,648
Camden National Corp.	371	15,664
Capital Bank Financial Corp.	1,174	26,709	(a)
Cardinal Financial Corp.	845	15,210
CoBiz Financial Inc.	1,066	12,749
Columbia Banking System Inc.	495	13,617
Community Bank System Inc.	3,800	150,784
Cullen Frost Bankers Inc.	2,888	214,954
CVB Financial Corp.	6,700	114,369

See Notes to Schedule of Investments and Notes to Financial Statements.

10

Small-Cap Equity Fund

Schedule of Investments	December 31, 2013

	Number of Shares	Fair Value
Fulton Financial Corp.	11,172	$146,130
Glacier Bancorp Inc.	900	26,811
Great Southern Bancorp Inc.	604	18,368
Hancock Holding Co.	532	19,514
Home BancShares Inc.	698	26,070
Iberiabank Corp.	2,621	164,730
Independent Bank Corp.	2,100	82,299
Lakeland Financial Corp.	326	12,714
NBT Bancorp Inc.	2,400	62,160
Old National Bancorp	1,109	17,045
PacWest Bancorp	1,694	71,521
Prosperity Bancshares Inc.	7,655	485,250
Southwest BanCorp. Inc.	1,899	30,232	(a)
Sterling Financial Corp.	1,297	44,202
Susquehanna Bancshares Inc.	3,047	39,123
SVB Financial Group	2,815	295,181	(a)
Tristate Capital Holdings Inc.	969	11,492	(a)
UMB Financial Corp.	6,600	424,248
Umpqua Holdings Corp.	1,630	31,198
Union First Market Bankshares Corp.	312	7,741
Washington Trust Bancorp Inc.	3,600	133,992
Westamerica Bancorporation	2,727	153,966
Wintrust Financial Corp.	923	42,569
		3,171,859

Reinsurance — 0.9%

Endurance Specialty Holdings Ltd.	5,700	334,419
Greenlight Capital Re Ltd.	800	26,968	(a)
Maiden Holdings Ltd.	3,306	36,135
Platinum Underwriters Holdings Ltd.	379	23,225
Third Point Reinsurance Ltd.	1,516	28,091	(a)
		448,838

Research & Consulting Services — 0.4%

Mistras Group Inc.	4,000	83,520	(a)
Resources Connection Inc.	5,528	79,216
RPX Corp.	1,300	21,970	(a)
		184,706

Residential REITs — 0.4%

Associated Estates Realty Corp.	3,157	50,670
Education Realty Trust Inc.	11,961	105,496
Mid-America Apartment Communities Inc.	370	22,474
Sun Communities Inc.	587	25,029
		203,669

Restaurants — 1.2%

BJ’s Restaurants Inc.	5,700	177,042	(a)
Cracker Barrel Old Country Store Inc.	1,748	192,403
Jack in the Box Inc.	500	25,010	(a)
Ruby Tuesday Inc.	983	6,812	(a)
Texas Roadhouse Inc.	6,959	193,460
		594,727

Retail REITs — 0.2%

Glimcher Realty Trust	4,885	45,723
Inland Real Estate Corp.	4,282	45,047
Ramco-Gershenson Properties Trust	1,381	21,737
		112,507

	Number of Shares	Fair Value

Security & Alarm Services — 0.7%

The Brink’s Co.	10,098	$344,746

Semiconductor Equipment — 0.6%

Advanced Energy Industries Inc.	1,798	41,102	(a)
ATMI Inc.	880	26,585	(a)
Cabot Microelectronics Corp.	600	27,420	(a)
Rudolph Technologies Inc.	17,693	207,716	(a)
		302,823

Semiconductors — 1.4%

Ambarella Inc.	1,400	47,502	(a)
Diodes Inc.	1,194	28,131	(a)
Fairchild Semiconductor International Inc.	3,248	43,361	(a)
Integrated Device Technology Inc.	2,500	25,475	(a)
Microsemi Corp.	12,338	307,833	(a)
RF Micro Devices Inc.	10,955	56,528	(a)
Semtech Corp.	5,087	128,599	(a)
Silicon Image Inc.	3,700	22,755	(a)
Synaptics Inc.	600	31,086	(a)
		691,270

Specialized Finance — 0.1%

MarketAxess Holdings Inc.	400	26,748
NewStar Financial Inc.	1,352	24,025	(a)
		50,773

Specialized REITs — 1.2%

Aviv REIT Inc.	1,622	38,441
Hersha Hospitality Trust	8,349	46,504
Omega Healthcare Investors Inc.	9,154	272,789
Potlatch Corp.	500	20,870
Sabra Healthcare REIT Inc.	5,409	141,391
Sovran Self Storage Inc.	421	27,437
Summit Hotel Properties Inc.	4,533	40,797
		588,229

Specialty Chemicals — 1.9%

Flotek Industries Inc.	3,711	74,480	(a)
HB Fuller Co.	1,284	66,819
OM Group Inc.	1,082	39,396	(a)
PolyOne Corp.	4,537	160,383
Sensient Technologies Corp.	12,237	593,739
Stepan Co.	38	2,494
		937,311

Specialty Stores — 0.0%*

Office Depot Inc.	4,312	22,810	(a)

Steel — 0.5%

Commercial Metals Co.	9,496	193,054
Schnitzer Steel Industries Inc.	1,218	39,792
		232,846

Systems Software — 1.4%

AVG Technologies N.V.	1,412	24,300	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

11

Small-Cap Equity Fund

Schedule of Investments	December 31, 2013

	Number of Shares	Fair Value
CommVault Systems Inc.	310	$23,213	(a)
FleetMatics Group PLC	1,400	60,550	(a)
Infoblox Inc.	1,023	33,779	(a)
MICROS Systems Inc.	6,545	375,487	(a)
Qualys Inc.	7,600	175,636	(a)
		692,965

Technology Distributors — 0.1%

ScanSource Inc.	813	34,495	(a)
Tech Data Corp.	706	36,430	(a)
		70,925

Thrifts & Mortgage Finance — 0.2%

Northfield Bancorp Inc.	2,400	31,680
Oritani Financial Corp.	1,500	24,075
Washington Federal Inc.	1,187	27,645
		83,400

Trading Companies & Distributors — 0.7%

Applied Industrial Technologies Inc.	7,026	344,906

Trucking — 1.3%

Landstar System Inc.	3,900	224,055
Marten Transport Ltd.	2,006	40,501
Old Dominion Freight Line Inc.	7,109	376,919	(a)
		641,475

Wireless Telecommunication Services — 0.0%*

NTELOS Holdings Corp.	1,200	24,276

Total Common Stock (Cost $34,111,128)		47,205,528

	Number of Shares	Fair Value
Short-Term Investments — 5.9%
GE Institutional Money Market Fund—Investment Class 0.00% (Cost $2,945,813)		$2,945,813	(b,c)

Total Investments (Cost $37,056,941)		50,151,341

Other Assets and Liabilities, net — 0.2%		96,692

NET ASSETS — 100.0%		$50,248,033

Other Information

The Fund had the following long futures contracts open at December 31, 2013:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
Russell 2000 Mini Index Futures	March 2014	7	$812,980	$31,795

See Notes to Schedule of Investments and Notes to Financial Statements.

12

Notes to Schedule of Investments	December 31, 2013

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.
(c)	GE Asset Management Incorporated (“GEAM”), the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.

†	Percentages are based on net assets as of December 31, 2013.

*	Less than 0.05%

Abbreviations:

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

13

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/13		12/31/12		12/31/11		12/31/10		12/31/09
Inception date	—		—		—		—		4/28/00
Net asset value, beginning of period	$13.37		$12.85		$12.46		$9.79		$7.48
Income/(loss) from investment operations:
Net investment income (loss)	(0.03)		0.00	**	(0.01)		0.02	*	0.04
Net realized and unrealized gains/(losses) on investments	4.96		1.86		0.40		2.67		2.27
Total income from investment operations	4.93		1.86		0.39		2.69		2.31
Less distributions from:
Net investment income	—		0.00	**	0.00	**	0.02		—
Net realized gains	2.04		1.34		—		—		—
Total distributions	2.04		1.34		0.00		0.02		0.00
Net asset value, end of period	$16.26		$13.37		$12.85		$12.46		$9.79
TOTAL RETURN(a)	36.89%		14.57%		3.13%		27.47%		30.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$50,248		$41,942		$46,855		$55,527		$54,114
Ratios to average net assets:
Net investment income (loss)	(0.23)%		0.01%		(0.07)%		0.18%		(0.04)%
Net expenses	1.27%	(b)(c)	1.34%	(b)(c)	1.28%	(b)(c)	1.12%	(b)	1.52%	(b)
Gross expenses	1.28%		1.38%		1.50%		1.13%		1.52%
Portfolio turnover rate	39%		36%		44%		47%		40%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GEAM’s waiver of a portion of the Fund’s advisory and administrative fee (“management fee”) in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in an affiliated money market fund managed by GEAM.
(c)	Reflects a voluntary reimbursement of other operating expenses by GEAM.
*	Per share values have been calculated using the average share method.
**	Rounds to less than $0.01.

The accompanying Notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities December 31,2013

ASSETS
Investments in securities, at Fair Value (cost $34,111,128)	$47,205,528
Short-term affiliated investments (at amortized cost)	2,945,813
Cash	206
Restricted cash	46,000
Receivable for investments sold	255,721
Income receivables	41,481
Receivable for fund shares sold	151
Variation margin receivable	3,360
Other assets	117
Total assets	50,498,377

LIABILITIES
Payable for investments purchased	126,594
Payable for fund shares redeemed	2,398
Payable to GEAM	39,037
Accrued other expenses	82,315
Total liabilities	250,344
NET ASSETS	$50,248,033

NET ASSETS CONSIST OF:
Capital paid in	$36,191,232
Accumulated net realized gain	930,606
Net unrealized appreciation (depreciation) on:
Investments	13,094,400
Futures	31,795
NET ASSETS	$50,248,033
Shares outstanding ($0.01 par value, unlimited shares outstanding)	3,089,354
Net asset value per share	$16.26

The accompanying Notes are an integral part of these financial statements.

15

Statement of Operations For the year ended December 31, 2013

INVESTMENT INCOME
Income
Dividend	$465,503
Interest	15,360
Income from affiliated investments	442
Less: Foreign taxes withheld	(985)
Total income	480,320

Expenses
Advisory and administration fees	438,032
Directors’ fees	2,022
Custody and accounting expenses	107,076
Professional fees	22,721
Other expenses	17,309
Total expenses before waivers	587,160
Less: Fees waived by the adviser	(2,656)
Net expenses	584,504
Net investment loss	(104,184)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	5,982,969
Futures	342,640

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	8,146,173
Futures	25,246
Net realized and unrealized gain on investments	14,497,028
Net increase in net assets resulting from operations	$14,392,844

The accompanying Notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets
	Year Ended December 31, 2013	Year Ended December 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(104,184)	$5,657
Net realized gain (loss) on investments and futures	6,325,609	5,474,938
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	8,171,419	657,795
Net increase (decrease) from operations	14,392,844	6,138,390
Distributions to shareholders from:
Net investment income
Class 1	—	(3,721)
Net realized gains
Class 1	(5,590,639)	(3,818,401)
Total distributions	(5,590,639)	(3,822,122)
Increase (decrease) in assets from operations and distributions	8,802,205	2,316,268
Share transactions:
Proceeds from sale of shares
Class 1	2,425,268	699,312
Value of distributions reinvested
Class 1	5,590,639	3,822,122
Cost of shares redeemed
Class 1	(8,511,846)	(11,749,933)
Class 4*	—	(11,353)
Net increase (decrease) from share transactions	(495,939)	(7,239,852)
Total increase (decrease) in net assets	8,306,266	(4,923,584)

NET ASSETS
Beginning of year	41,941,767	46,865,351
End of year	$50,248,033	$41,941,767

CHANGES IN FUND SHARES

Class 1
Shares sold	150,979	49,874
Issued for distributions reinvested	344,888	289,117
Shares redeemed	(543,545)	(847,048)
Net increase (decrease) in fund shares	(47,678)	(508,057)

Class 4*
Shares redeemed	—	(838)
Net increase (decrease) in fund shares	—	(838)

*	Share Class 4 was closed effective June 29, 2012.

The accompanying Notes are an integral part of these financial statements.

17

Notes to Financial Statements	December 31, 2013

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight Funds are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund (the “Fund”), Total Return Fund, Income Fund, and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The

Fund may enter into derivative transactions (such as futures) to gain market exposure to a certain type of broad-based index as an alternative to investing directly in the securities representing such index.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2013, the Fund invested in stock index future contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable

18

Notes to Financial Statements	December 31, 2013

bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and

model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

19

Notes to Financial Statements	December 31, 2013

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2013:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$47,205,528	$—	$—	$47,205,528
Short-Term Investments	2,945,813	—	—	2,945,813

Total Investments in Securities	$50,151,341	$—	$—	$50,151,341

Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$31,795	$—	$—	$31,795

†	See Schedule of Investments for industry classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

20

Notes to Financial Statements	December 31, 2013

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2013.

	Asset Derivatives December 31, 2013		Liability Derivatives December 31, 2013
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	31,795*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operation, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	9,723,174/ (10,886,611)	342,640	25,246

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing fund. The maximum amount allowed to be borrowed by any one fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2013.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“management fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.95%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund, if any.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity

21

Notes to Financial Statements	December 31, 2013

for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Sub-Advisory Fees

Pursuant to an investment sub-advisory agreements with GEAM, the assets of the Fund are allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, L.L.C.; (ii) Champlain Investment Partners, LLC; (iii) GlobeFlex Capital, LP; (iv) Kennedy Capital Management, Inc. and (v) SouthernSun Asset Management, LLC. GEAM is responsible for allocating the Fund’s assets among the sub-advisers in its discretion (Allocated Assets), and for managing the Fund’s cash position, while each sub-adviser is responsible for the day-to-day management of their portion of the Allocated Assets, under the general supervision and oversight of GEAM and the Board. For their services, GEAM pays each sub-adviser an investment sub-advisory fee, which is calculated as a percentage of the average daily net assets of the respective Allocated Assets that it manages.

8.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2013, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$16,794,124	$22,560,741

9.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2010, 2011, 2012, and 2013 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2013, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accum. Capital Gain/(Loss)	Late-Year Losses
$37,397,656	$13,585,823	$(823,138)	$12,753,685	$31,795	$151,325	$1,151,790	$—

22

Notes to Financial Statements	December 31, 2013

As of December 31, 2013, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the year ended December 31, 2013.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2013	$866,133	$4,724,506	$5,590,639
2012	113,702	3,708,420	3,822,122

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) investments in futures, distributions from Real Estate Investment Trusts (REITS) and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2013 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$104,184	$(95,758)	$(8,426)

23

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Small-Cap Equity Fund (the “Fund”), a series of GE Investments Funds, Inc., as of December 31, 2013 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small-Cap Equity Fund as of December 31, 2013, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 17, 2014

24

Tax Information	(Unaudited)

For the year ended December 31, 2013, the Fund hereby designates $4,724,506 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

25

Advisory and Administrative Agreement Approvals and Renewals	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreements with each of the Fund’s sub-advisers, Palisade Capital Management, L.L.C. (“Palisade”), Champlain Investment Partners, LLC (“Champlain”), GlobeFlex Capital, LP (“GlobeFlex”), SouthernSun Asset Management, LLC (“SouthernSun”) and Kennedy Capital Management, Inc. (“Kennedy”) at meetings held on December 11 and December 13, 2013.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and each of the sub-advisers. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ a similar investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or any of the sub-advisers were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from each of the sub-advisers a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, each of the sub-advisers. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems and shareholder servicing model. To focus their review, the Board members asked GEAM management and each of the sub-advisers, in their oral presentations and/or written materials, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of each of the sub-advisers during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and each of the sub-advisers, in particular taking into account their past experiences with GEAM and Palisade. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing multiple sub-advisers; (iii) effective processes used for providing Fund

26

Advisory and Administrative Agreement Approvals and Renewals	(Unaudited)

administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by each of the sub-advisers, the Board members focused on the favorable attributes of the sub-advisers relating to their respective investment philosophies and disciplines, experienced investment and trading personnel, systems and other resources, including research capabilities, and favorable histories and reputations.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and each of the sub-advisers continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Advisers.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of each of the sub-advisers at meetings held throughout the year about each of their investment processes and performance results. These discussions focused on the Fund’s investment objective, GEAM’s asset allocation process, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the Fund’s investment style and the Fund’s relative underperformance in certain periods. The Board also considered the multi-manager structure and how each sub-adviser’s approach to small-cap investing fits within the Fund’s overall strategy, and the Fund’s strong performance in prior periods.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to each of the sub-advisers by GEAM, and the cost of the services provided. The Board members reviewed the information they had requested from GEAM and each of the sub-advisers concerning their profitability.

The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also considered information regarding the calculation methodology provided by each of the sub-advisers in preparing their profitability data.

Information was presented regarding the financial condition of GEAM and each of the sub-advisers for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other similar mutual funds managed by GEAM, and noted the fact that GEAM, and not the Fund, pays the sub-advisory fees to the sub-advisers. GEAM reviewed the services related to the allocation of assets among, and oversight of, multiple sub-advisers as a result of the Fund’s multi-manager structure. The Board noted that GEAM, and not the Fund, pays the sub-advisory fees to each of the sub-advisers out of its advisory fee. The Board members determined that GEAM and each of the sub-advisers should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were

27

Advisory and Administrative Agreement Approvals and Renewals	(Unaudited)

satisfied that the level of profitability achieved by GEAM and each of the sub-advisers from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

The Board noted that the Fund experienced a slight increase in assets over the past year, and the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the respective services provided to the Fund by GEAM and each of the sub-advisers, and the fees charged for those services, including the services required of GEAM to oversee multiple sub-advisers. The Board members reviewed information concerning the fee and expense ratios for the Fund and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee was within the applicable peer group range, although the expense ratios were the highest in the applicable peer group range. The Board members reviewed comparative mutual fund and/or other account fee information provided by each of the sub-advisers. The Board, including the independent Board members, concluded that, based on this information, the advisory fee and the sub-advisory fees paid to each of the sub-advisers were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and each of the sub-advisers may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and each sub-advisory agreement was in the best interests of the Fund and its shareholders.

28

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified — 17 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer — Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1988.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 through June 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member Board of Governors of the Investment Company Institute since October 2006; Director of GE Asset Management (Ireland) Limited since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998; Trustee of General Electric Insurance Plan Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    52

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel — Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Director of GE Investment Distributors, Inc. since June 2011; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

29

Additional Information	(Unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — Vice President and Secretary — 3 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 8 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

30

Additional Information	(Unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified — 10 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel — Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 17 years

Principal Occupation(s) During Past 5 years    Managing General Partner, NGN Capital LLC since 2006; and Treasurer of NeuroScience Research Institute since 1986.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; and Director of Artes Medical from 2006 to 2008.

31

Additional Information	(Unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

32

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Robert Meyers

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

33

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Income Fund

Annual Report

December 31, 2013

GE Investments Funds, Inc.

Income Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2013 (Unaudited)

The information provided on the performance pages relates to the GE Investments Income Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.

The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2014 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Income Fund	(Unaudited)

William M. Healey

Senior Vice President and Chief Investment Officer — Core Fixed Income Investments

Mark H. Johnson

Senior Vice President and Chief Investment Officer — Long Duration Fixed Income & Insurance Investments

Vita Marie Pike

Senior Vice President and Chief Investment Officer — Risk Assets Fixed Income Investments

The Income Fund is managed by a team of portfolio managers that includes William M. Healey, Mark H. Johnson and Vita Marie Pike. Mr. Healey, Mr. Johnson and Ms. Pike are each responsible for a portion of the Fund, the size of which is determined by team consensus and adjusted on a periodic basis, if necessary. Although each portfolio manager manages his or her portion of the Fund independent of the other team members, the team is highly collaborative and communicative.

William M. Healey is a Senior Vice President and Chief Investment Officer — Core Fixed Income Investments of GE Asset Management. He has served on the portfolio management team for the Income Fund since September 1997. Mr. Healey joined GE Asset Management in April 1996 as a portfolio manager became Vice President in June 2001, Senior Vice President in January 2007 and Chief Investment Officer — Core Fixed Income Investments in April 2012. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President and Chief Investment Officer — Long Duration Fixed Income & Insurance Investments of GE Asset Management. He has been a member of the portfolio management team for the Income Fund since 2007. Mr. Johnson joined GE in 1998 and GE Asset Management as a Vice President and portfolio manager in 2002. He became Senior Vice President in 2007 and Chief Investment Officer — Long Duration Fixed Income & Insurance Investments in April 2012. Prior to joining GE Asset Management, Mr. Johnson held positions at various insurance companies and public accounting firms.

Vita Marie Pike is a Senior Vice President and Chief Investment Officer — Risk Assets Fixed Income Investments of GE Asset Management. She has served on the portfolio management team for the Income Fund since June 2004. Ms. Pike joined GE in January 2001 and GE Asset Management in January 2002 as a Vice President and Senior Portfolio Manager and became Senior Vice President in November 2010 and Chief Investment Officer — Risk Assets Fixed

Income Investments in April 2012. Prior to joining GE Asset Management, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Q.	How did the GE Investments Income Fund perform compared to its benchmark for the twelve-month period ended December 31, 2013?

A.	For the twelve-month period ended December 31, 2013, the Income Fund returned -1.34%. The Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, returned -2.02% and the Fund’s Morningstar peer group of 209 U.S. Insurance Intermediate-Term Bond funds returned an average of -1.52% over the same period.

Q.	Discuss the factors that materially affected the Fund’s performance during the period.

A.	The primary drivers of the Fund’s performance during the period were a rise in interest rates and tighter credit spreads. The U.S. Treasury 10-year note yield ended the year at 3.03%, up 127 basis points from the end of 2012. Rising interest rates drove bond prices down which resulted in negative total returns for both the Fund and its benchmark. However, the Fund’s duration was shorter than the benchmark when interest rates increased the most which benefited its relative performance. Credit related sectors outperformed duration-adjusted treasuries during the period due to a compression in yield spreads and higher coupon income. The Fund was generally overweight in these assets which added value but the main source of Fund performance came from strong security selection in all non-treasury sectors, predominantly high grade and high yield corporate debt and agency mortgage-backed securities.

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund’s duration relative to its benchmark was strategically biased short

2

(Unaudited)

and was tactically traded from neutral to 1 year below the benchmark duration during the period. The duration of the Fund began the year one-half year shorter than the benchmark and ended the year neutral. While the Fund maintained an overweight to non-treasury sectors, the Fund’s relative allocations changed throughout the period to take advantage of yield spread changes. The allocation to high grade corporate bonds began the year roughly 4% underweight and ended the year 4% overweight. The overweight in commercial mortgage-backed securities was increased from 1% to 4% at year-end. The Fund’s non-index exposure to high yield bonds moved from a 4% to 10% by mid-year and finished at 6%. The Fund’s exposure to emerging market debt started at 3%, rose to 7% by mid-year and ended at 5%. The Fund’s net increase in spread sector exposure was offset by a decrease in its relative allocation to treasury securities (including cash) from approximately -5% to -16%.

3

Income Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,012.50	4.16
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,021.07	4.18

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.82% (for the period July 1, 2013 – December 31, 2013), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

Income Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its objective by investing at least 80% of its net assets under normal circumstances in debt securities.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/13

	One Year	Five Year	Ten Year
Number of funds in peer group	209	183	152
Peer group average annual total return	-1.52%	6.49%	4.30%
Morningstar Category in peer group: U.S. Insurance Intermediate-Term Bond

Sector Allocation

as a % of Fair Value of $37,195 (in thousands) on December 31, 2013 (b)(c)

Quality Ratings

as of December 31, 2013 as a % of Fair Value (b)(c)

Moody’s/S&P Rating*	Percentage of Fair Value
Aaa / AAA	3.30%
Aa / AA	55.45%
A / A	9.84%
Baa / BBB	22.78%
Ba / BB and lower	8.26%
NR / Other	0.37%
100.00%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2013

Class 1 Shares (Inception date: 1/03/95)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Income Fund	-1.34%	5.34%	3.58%	$14,211
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%	$15,599

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

*	Moody’s Investors Services Inc and Standard & Poor’s are nationally recognized statistical rating organizations.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Income Fund

Schedule of Investments	December 31, 2013

Income Fund

		Principal Amount	Fair Value

Bonds and Notes – 95.1%†

U.S. Treasuries — 12.4%

U.S. Treasury Bonds
3.63%	08/15/43	$786,700	$742,940
4.50%	02/15/36	2,164,000	2,407,787	(a)
U.S. Treasury Notes
0.25%	10/31/15	603,800	602,951
1.25%	10/31/18	214,900	210,686
2.50%	08/15/23	367,600	353,011
			4,317,375

Agency Mortgage Backed — 30.1%

Federal Home Loan Mortgage Corp.
2.38%	01/13/22	142,000	135,747	(a)
4.50%	06/01/33 - 02/01/35	13,171	13,970	(a)
5.00%	07/01/35 - 06/01/41	303,514	333,159	(a)
5.50%	05/01/20 - 01/01/38	133,678	146,864	(a)
6.00%	04/01/17 - 11/01/37	307,867	344,029	(a)
6.00%	07/01/19	3,168	3,367
6.50%	02/01/29	166	188	(a)
7.00%	10/01/16 - 08/01/36	52,562	59,205	(a)
7.50%	01/01/30 - 09/01/33	5,512	6,184	(a)
8.00%	11/01/30	13,171	15,078	(a)
8.25%	06/01/26	60,000	78,598	(a,b)
8.50%	04/01/30	8,442	10,060	(a)
Federal National Mortgage Assoc.
2.35%	04/01/37	1,106	1,154	(c)
3.00%	05/01/43 - 06/01/43	1,058,794	1,006,472	(a)
3.50%	11/01/42	86,443	85,959
3.50%	02/01/43	312,906	311,640	(a)
4.00%	05/01/19 - 03/01/41	420,912	434,776	(a)
4.50%	05/01/18 - 04/01/41	1,323,683	1,403,380	(a)
4.50%	10/01/39	5,909	6,260
5.00%	03/01/34 - 06/01/41	456,668	500,714	(a)
5.50%	02/01/14 - 01/01/39	559,580	616,341	(a)
5.50%	05/01/37	17,801	19,627
6.00%	06/01/14 - 07/01/35	623,235	698,729	(a)
6.50%	07/01/17 - 08/01/34	89,338	98,039	(a)
7.00%	03/01/15 - 02/01/34	40,449	44,950	(a)
7.50%	02/01/15 - 12/01/33	39,467	43,421	(a)
8.00%	12/01/15 - 01/01/33	21,421	24,759	(a)
9.00%	12/01/17 - 12/01/22	4,035	4,434	(a)
3.50%	TBA	1,840,000	1,827,781	(d)
5.00%	TBA	240,000	260,644	(d)
6.00%	TBA	190,000	210,737	(d)
Government National Mortgage Assoc.
1.63%	02/20/23 - 02/20/26	8,578	8,881	(a,c)
3.00%	06/20/43	156,700	151,670
3.50%	05/20/43	101,507	102,560
4.00%	01/20/41	314,985	328,107	(a)
4.00%	04/20/43	86,074	89,625
4.50%	08/15/33 - 03/20/41	321,790	345,681	(a)
6.00%	04/15/27 - 09/15/36	188,268	212,399	(a)
6.50%	04/15/19 - 08/15/36	87,265	97,630	(a)
7.00%	01/15/28 - 10/15/36	58,191	64,842	(a)

		Principal Amount	Fair Value

7.50%	11/15/31	$481	$483	(a)
8.00%	12/15/29	2,434	2,695	(a)
8.50%	10/15/17	4,126	4,361	(a)
9.00%	11/15/16 - 12/15/21	12,382	13,264	(a)
5.00%	TBA	265,000	287,225	(d)
			10,455,689

Agency Collateralized Mortgage Obligations — 0.7%

Federal Home Loan Mortgage Corp.
0.08%	09/25/43	832,984	7,643	(a,c,e)
Federal Home Loan Mortgage Corp. REMIC
3.50%	09/15/29 - 11/15/30	194,614	23,638	(e)
4.50%	02/15/18 - 03/15/18	38,008	1,451	(a,e)
5.00%	05/15/18 - 10/15/18	28,972	1,044	(a,e)
5.50%	06/15/33	62,926	12,740	(a,e)
6.43%	08/15/25	101,805	13,906	(c,e)
7.50%	07/15/27	4,512	917	(a,e)
Federal Home Loan Mortgage Corp. STRIPS
2.11%	08/01/27	598	550	(a,f,g)
8.00%	02/01/23 - 07/01/24	2,097	474	(a,e)
Federal National Mortgage Assoc. REMIC
1.24%	12/25/42	48,925	2,137	(a,c,e)
2.11%	12/25/22	130	124	(a,f,g)
5.00%	02/25/32	10,086	171	(a,e)
5.00%	09/25/40	154,928	19,247	(e)
5.84%	07/25/38	34,878	4,934	(c,e)
7.00%	09/25/20	327	358	(a)
7.34%	05/25/18	115,005	12,281	(a,c,e)
8.00%	05/25/22	3	64	(a,e)
Federal National Mortgage Assoc. STRIPS
2.11%	12/01/34	57,389	52,308	(a,f,g)
4.50%	08/01/35 - 01/01/36	74,915	12,721	(a,e)
5.00%	03/25/38 - 05/25/38	45,445	8,380	(a,e)
5.50%	12/01/33	15,310	2,907	(a,e)
6.00%	01/01/35	26,323	4,790	(a,e)
7.50%	11/01/23	12,539	2,922	(a,e)
8.00%	08/01/23 - 07/01/24	4,258	812	(a,e)
8.50%	07/25/22	173	31	(a,e)
9.00%	05/25/22	124	26	(a,e)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	262,132	32,668	(e)
5.00%	12/20/35	47,461	2,342	(e)
5.00%	10/20/37 - 09/20/38	177,677	18,223	(a,e)
6.08%	02/20/40	59,610	11,228	(c,e)
			251,037

Asset Backed — 0.2%

Bear Stearns Asset Backed Securities Trust 2006-HE1
0.38%	02/25/36	47,920	47,653	(a,c)
Ford Credit Auto Lease Trust 2013-A
1.28%	06/15/16	20,000	20,010
			67,663

Corporate Notes — 41.8%

21st Century Fox America Inc.
4.00%	10/01/23	18,000	17,790	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

6

Income Fund

Schedule of Investments	December 31, 2013

		Principal Amount	Fair Value

5.40%	10/01/43	$11,000	$11,138	(h)
6.65%	11/15/37	30,000	35,018	(a)
ABB Finance USA Inc.
1.63%	05/08/17	41,000	40,918
AbbVie Inc.
1.75%	11/06/17	45,000	44,923
2.00%	11/06/18	54,000	53,417
2.90%	11/06/22	28,000	26,170
AES Corp.
8.00%	10/15/17	6,000	7,050
AES Panama S.A.
6.35%	12/21/16	50,000	52,875	(a,h)
Agilent Technologies Inc.
5.50%	09/14/15	32,000	34,499	(a)
Agrium Inc.
3.50%	06/01/23	22,000	20,494
4.90%	06/01/43	69,000	63,894
Altria Group Inc.
2.95%	05/02/23	23,000	20,889
4.50%	05/02/43	23,000	20,322
5.38%	01/31/44	32,000	32,133
Amazon.com Inc.
1.20%	11/29/17	44,000	43,080
2.50%	11/29/22	44,000	39,663
America Movil SAB de C.V.
2.38%	09/08/16	200,000	205,834
American Axle & Manufacturing Inc.
6.25%	03/15/21	33,000	35,063
7.75%	11/15/19	9,000	10,238
American Honda Finance Corp.
2.13%	10/10/18	87,000	86,642
American International Group Inc.
3.38%	08/15/20	46,000	46,268
4.88%	06/01/22	37,000	39,768
American Seafoods Group LLC
10.75%	05/15/16	35,000	36,225	(h)
American Tower Corp. (REIT)
3.40%	02/15/19	46,000	46,830
3.50%	01/31/23	23,000	20,970
American Tower Trust I (REIT)
1.55%	03/15/43	72,000	70,271	(h)
Amsted Industries Inc.
8.13%	03/15/18	44,000	46,365	(a,h)
Anadarko Petroleum Corp.
6.20%	03/15/40	51,000	56,413
Anheuser-Busch InBev Finance Inc.
2.63%	01/17/23	21,000	19,285
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	120,000	110,996
5.38%	11/15/14	29,000	30,204	(a)
Archer-Daniels-Midland Co.
4.02%	04/16/43	35,000	29,756
Arizona Public Service Co.
6.25%	08/01/16	122,000	136,880	(a)
Ascension Health
4.85%	11/15/53	36,000	34,841
Ashland Inc.
3.00%	03/15/16	46,000	46,920
3.88%	04/15/18	44,000	44,550

		Principal Amount	Fair Value

AT&T Inc.
0.88%	02/13/15	$47,000	$47,099	(a)
2.38%	11/27/18	91,000	91,078
4.35%	06/15/45	68,000	57,568
Autodesk Inc.
1.95%	12/15/17	40,000	39,569
Banco del Estado de Chile
2.00%	11/09/17	150,000	147,337
Bank of America Corp.
2.00%	01/11/18	56,000	55,901
2.60%	01/15/19	55,000	55,243
3.30%	01/11/23	60,000	56,776
3.88%	03/22/17	47,000	50,164
4.10%	07/24/23	65,000	65,276
Barrick Gold Corp.
4.10%	05/01/23	23,000	20,789
Berkshire Hathaway Finance Corp.
2.90%	10/15/20	55,000	54,543
3.00%	05/15/22	27,000	25,884
Berkshire Hathaway Inc.
1.55%	02/09/18	49,000	48,448
4.50%	02/11/43	63,000	58,240
BHP Billiton Finance USA Ltd.
2.05%	09/30/18	23,000	22,997
3.85%	09/30/23	23,000	23,100
5.00%	09/30/43	23,000	23,385
Bombardier Inc.
4.25%	01/15/16	19,000	19,855	(h)
7.75%	03/15/20	52,000	59,020	(a,h)
BP Capital Markets PLC
1.38%	05/10/18	69,000	66,968
2.25%	11/01/16	23,000	23,802	(a)
2.50%	11/06/22	99,000	90,138
Brocade Communications Systems Inc.
4.63%	01/15/23	14,000	12,950	(h)
Buckeye Partners LP
2.65%	11/15/18	46,000	45,324
Burlington Northern Santa Fe LLC
3.85%	09/01/23	46,000	45,247
Cameron International Corp.
4.00%	12/15/23	23,000	22,729
Cargill Inc.
6.00%	11/27/17	63,000	71,934	(a,h)
Case New Holland Inc.
7.88%	12/01/17	31,000	36,580	(a)
Catholic Health Initiatives
2.60%	08/01/18	15,000	15,049
2.95%	11/01/22	25,000	22,721
4.20%	08/01/23	10,000	9,805
4.35%	11/01/42	16,000	13,880
Celgene Corp.
2.30%	08/15/18	23,000	22,874
Central American Bank for Economic Integration
5.38%	09/24/14	70,000	72,116	(a,h)
Cequel Capital Corp.
5.13%	12/15/21	44,000	41,250	(h)
Chesapeake Energy Corp.
3.25%	03/15/16	45,000	45,450

See Notes to Schedules of Investments and Notes to Financial Statements.

7

Income Fund

Schedule of Investments	December 31, 2013

		Principal Amount	Fair Value

Cigna Corp.
2.75%	11/15/16	$47,000	$48,919	(a)
4.00%	02/15/22	64,000	65,144
Citigroup Inc.
1.25%	01/15/16	47,000	47,156
1.75%	05/01/18	47,000	46,215
3.50%	05/15/23	56,000	52,180
5.00%	09/15/14	84,000	86,393	(a)
6.68%	09/13/43	47,000	54,080
CNA Financial Corp.
5.88%	08/15/20	38,000	43,321	(a)
CNH Capital LLC
3.25%	02/01/17	25,000	25,438	(h)
3.88%	11/01/15	28,000	28,910
Cogeco Cable Inc.
4.88%	05/01/20	45,000	43,425	(h)
Comcast Corp.
4.50%	01/15/43	30,000	27,100
Constellation Brands Inc.
7.25%	09/01/16	45,000	51,075
Corning Inc.
3.70%	11/15/23	32,000	31,516
Corp Andina de Fomento
4.38%	06/15/22	46,000	45,548
Corp Lindley S.A.
4.63%	04/12/23	4,000	3,690	(h)
Corp Nacional del Cobre de Chile
4.25%	07/17/42	29,000	23,192	(h)
5.63%	09/21/35	14,000	13,843	(a,h)
Corporate Office Properties LP (REIT)
3.60%	05/15/23	98,000	88,822
COX Communications Inc.
2.95%	06/30/23	63,000	55,052	(h)
3.25%	12/15/22	16,000	14,478	(h)
4.70%	12/15/42	11,000	9,238	(h)
Crown Castle Towers LLC
6.11%	01/15/40	66,000	74,008	(a,h)
CVS Caremark Corp.
2.25%	12/05/18	32,000	31,991
5.30%	12/05/43	23,000	23,786
DaVita Healthcare Partners Inc.
6.38%	11/01/18	51,000	53,550	(a)
Denbury Resources Inc.
6.38%	08/15/21	45,000	47,925	(a)
8.25%	02/15/20	40,000	44,050	(a)
Diageo Capital PLC
1.13%	04/29/18	47,000	45,312
Diageo Investment Corp.
2.88%	05/11/22	76,000	72,445
Diamond Offshore Drilling Inc.
4.88%	11/01/43	41,000	40,239
DigitalGlobe Inc.
5.25%	02/01/21	47,000	45,825	(h)
DIRECTV Holdings LLC
3.80%	03/15/22	58,000	55,717
5.15%	03/15/42	34,000	30,535
Dominion Resources Inc.
1.95%	08/15/16	40,000	40,662	(a)

		Principal Amount	Fair Value

DPL Inc.
7.25%	10/15/21	$55,000	$55,687
Duke Energy Corp.
1.63%	08/15/17	47,000	46,703
3.05%	08/15/22	21,000	19,947
Eastman Chemical Co.
2.40%	06/01/17	61,000	61,654
Eaton Corp.
1.50%	11/02/17	67,000	65,682
2.75%	11/02/22	50,000	46,643
eBay Inc.
2.60%	07/15/22	25,000	22,993
4.00%	07/15/42	29,000	24,559
Ecopetrol S.A.
7.38%	09/18/43	18,000	19,512
7.63%	07/23/19	10,000	11,850
EMC Corp.
1.88%	06/01/18	46,000	45,477
Energy Transfer Partners LP
3.60%	02/01/23	40,000	37,042
6.50%	02/01/42	42,000	45,140
Enterprise Products Operating LLC
4.45%	02/15/43	29,000	25,616
Erickson Air-Crane Inc.
8.25%	05/01/20	18,000	18,630	(h)
European Investment Bank
0.88%	12/15/14	100,000	100,578	(a)
4.88%	01/17/17	75,000	83,685	(a)
Exelon Corp.
4.90%	06/15/15	70,000	73,801	(a)
Express Scripts Holding Co.
2.65%	02/15/17	15,000	15,460
3.13%	05/15/16	46,000	48,011	(a)
Five Corners Funding Trust
4.42%	11/15/23	100,000	98,572	(h)
Flextronics International Ltd.
4.63%	02/15/20	19,000	18,525
Florida Power & Light Co.
4.13%	02/01/42	31,000	28,531	(a)
FMG Resources August 2006 Pty Ltd.
7.00%	11/01/15	9,000	9,338	(h)
Forest Oil Corp.
7.25%	06/15/19	27,000	26,291
Freeport-McMoRan Copper & Gold Inc.
2.38%	03/15/18	46,000	45,888
5.45%	03/15/43	41,000	39,238
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	30,000	31,800	(a,h)
Frontier Communications Corp.
7.13%	03/15/19	52,000	56,030	(a)
Genworth Holdings Inc.
7.70%	06/15/20	22,000	26,193
Glencore Funding LLC
2.50%	01/15/19	67,000	64,877	(h)
4.13%	05/30/23	65,000	60,743	(h)
Goldman Sachs Capital I
6.35%	02/15/34	33,000	33,297	(a)
Great Plains Energy Inc.
4.85%	06/01/21	60,000	63,218	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

8

Income Fund

Schedule of Investments	December 31, 2013

		Principal Amount	Fair Value

GXS Worldwide Inc.
9.75%	06/15/15	$32,000	$33,040
HCA Inc.
6.50%	02/15/20	36,000	39,555	(a)
Hexion US Finance Corp.
6.63%	04/15/20	24,000	24,600
Hilton Worldwide Finance LLC
5.63%	10/15/21	44,000	45,650	(h)
Host Hotels & Resorts LP (REIT)
3.75%	10/15/23	59,000	54,704
Hughes Satellite Systems Corp.
6.50%	06/15/19	28,000	30,310	(a)
Huntsman International LLC
4.88%	11/15/20	46,000	45,310
Hyundai Capital America
1.63%	10/02/15	46,000	46,230	(h)
2.13%	10/02/17	23,000	22,843	(h)
iGATE Corp.
9.00%	05/01/16	46,000	48,875
Industry & Construction Bank St Petersburg OJSC Via
5.01%	09/29/15	100,000	102,250	(c)
ING U.S. Inc.
5.70%	07/15/43	42,000	43,881
Ingersoll-Rand Global Holding Company Ltd.
2.88%	01/15/19	24,000	23,655	(h)
4.25%	06/15/23	23,000	22,464	(h)
Ingles Markets Inc.
5.75%	06/15/23	78,000	76,440
IntercontinentalExchange Group Inc.
2.50%	10/15/18	23,000	23,169
4.00%	10/15/23	46,000	46,273
Invesco Finance PLC
3.13%	11/30/22	67,000	61,995
JB Poindexter & Company Inc.
9.00%	04/01/22	13,000	13,878	(h)
Jefferies Group Inc.
5.13%	01/20/23	15,000	15,172
6.50%	01/20/43	16,000	15,865
JPMorgan Chase & Co.
3.20%	01/25/23	98,000	92,907
3.38%	05/01/23	23,000	21,436
Kerr-McGee Corp.
6.95%	07/01/24	46,000	53,436
KFW
2.00%	10/04/22	115,000	105,321
4.50%	07/16/18	85,000	95,183	(a)
Kinder Morgan Energy Partners LP
2.65%	02/01/19	23,000	22,745
3.50%	09/01/23	57,000	52,336
4.15%	02/01/24	79,000	76,430
Kinross Gold Corp.
6.88%	09/01/41	33,000	29,571
Korea National Oil Corp.
2.88%	11/09/15	100,000	102,992	(a,h)
Kraft Foods Group Inc.
1.63%	06/04/15	25,000	25,318
2.25%	06/05/17	53,000	53,666
5.00%	06/04/42	45,000	44,361

		Principal Amount	Fair Value

Kratos Defense & Security Solutions Inc.
10.00%	06/01/17	$40,000	$43,150
Liberty Mutual Group Inc.
4.25%	06/15/23	48,000	46,345	(h)
Linn Energy LLC
7.00%	11/01/19	49,000	49,490	(h)
8.63%	04/15/20	42,000	45,360	(a)
Lowe’s Companies Inc.
5.00%	09/15/43	23,000	23,516
LYB International Finance BV
4.00%	07/15/23	23,000	22,702
5.25%	07/15/43	12,000	12,063
Macquarie Group Ltd.
3.00%	12/03/18	34,000	33,863	(h)
Majapahit Holding BV
7.25%	06/28/17	100,000	109,500	(h)
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	20,000	16,453
Merck & Company Inc.
2.80%	05/18/23	69,000	63,879
4.15%	05/18/43	27,000	24,667
MetLife Inc.
4.88%	11/13/43	35,000	34,350
Microsoft Corp.
2.38%	05/01/23	94,000	85,042
MidAmerican Energy Holdings Co.
6.13%	04/01/36	115,000	130,647	(a)
Monsanto Co.
4.65%	11/15/43	23,000	22,437
Morgan Stanley
2.13%	04/25/18	45,000	44,612
4.75%	03/22/17	32,000	34,922
4.88%	11/01/22	49,000	50,159
5.00%	11/24/25	46,000	46,138
5.55%	04/27/17	100,000	111,552
Mylan Inc.
5.40%	11/29/43	15,000	15,121
7.88%	07/15/20	70,000	79,208	(a,h)
National Agricultural Cooperative Federation
4.25%	01/28/16	100,000	105,364	(a,h)
Nationwide Financial Services Inc.
5.38%	03/25/21	26,000	27,876	(h)
NCL Corp. Ltd.
5.00%	02/15/18	26,000	26,780
Newfield Exploration Co.
5.63%	07/01/24	10,000	9,950
5.75%	01/30/22	51,000	52,530	(a)
Nexen Energy ULC
6.40%	05/15/37	31,000	35,288
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	78,000	80,071	(a)
Northeast Utilities
1.45%	05/01/18	46,000	44,553
Northrop Grumman Corp.
1.75%	06/01/18	44,000	42,925
4.75%	06/01/43	23,000	21,797
Novartis Capital Corp.
2.40%	09/21/22	55,000	50,426

See Notes to Schedules of Investments and Notes to Financial Statements.

9

Income Fund

Schedule of Investments	December 31, 2013

		Principal Amount	Fair Value

NYSE Euronext
2.00%	10/05/17	$69,000	$69,090
Omnicom Group Inc.
3.63%	05/01/22	44,000	42,609
Oracle Corp.
1.20%	10/15/17	75,000	73,804
3.63%	07/15/23	33,000	32,735
Pacific Gas & Electric Co.
6.05%	03/01/34	24,000	27,492	(a)
PacifiCorp
6.25%	10/15/37	12,000	14,307
Petrobras Global Finance BV
3.00%	01/15/19	23,000	21,524
Petrobras International Finance Co.
3.50%	02/06/17	76,000	76,695	(a)
3.88%	01/27/16	25,000	25,737	(a)
Petroleos Mexicanos
3.50%	07/18/18 - 01/30/23	111,000	107,203
5.50%	01/21/21	18,000	19,350
Philip Morris International Inc.
2.50%	05/16/16	60,000	62,268	(a)
4.13%	03/04/43	24,000	21,010
Plains Exploration & Production Co.
6.50%	11/15/20	25,000	27,610
Power Sector Assets & Liabilities Management Corp.
7.39%	12/02/24	100,000	122,000	(a,h)
Prudential Financial Inc.
5.20%	03/15/44	4,000	3,870	(c)
5.63%	06/15/43	16,000	15,680	(c)
Public Service Electric & Gas Co.
2.38%	05/15/23	69,000	62,043
Range Resources Corp.
5.75%	06/01/21	51,000	54,060	(a)
Realty Income Corp. (REIT)
4.65%	08/01/23	47,000	47,334
Revlon Consumer Products Corp.
5.75%	02/15/21	50,000	49,312
Rockwell Collins Inc.
3.70%	12/15/23	37,000	36,527
Roper Industries Inc.
2.05%	10/01/18	69,000	67,056
Royal Bank of Canada
1.20%	09/19/18	81,000	80,257
RSI Home Products Inc.
6.88%	03/01/18	46,000	48,185	(h)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.75%	05/29/18	100,000	112,625	(h)
SCF Capital Ltd.
5.38%	10/27/17	200,000	201,040	(h)
Schlumberger Investment S.A.
2.40%	08/01/22	70,000	64,157	(h)
Shell International Finance BV
3.40%	08/12/23	69,000	67,251
Sinochem Overseas Capital Company Ltd.
4.50%	11/12/20	100,000	102,032	(h)
Sprint Corp.
7.25%	09/15/21	25,000	26,844	(h)

		Principal Amount	Fair Value

Statoil ASA
3.70%	03/01/24	$69,000	$68,505
4.80%	11/08/43	23,000	23,237
SunTrust Banks Inc.
2.35%	11/01/18	46,000	45,756
T-Mobile USA Inc.
5.25%	09/01/18	30,000	31,575	(h)
Talisman Energy Inc.
6.25%	02/01/38	36,000	36,607
Teck Resources Ltd.
5.40%	02/01/43	35,000	31,925
Telefonica Emisiones SAU
3.19%	04/27/18	150,000	152,763
5.46%	02/16/21	23,000	24,268
Tenet Healthcare Corp.
4.75%	06/01/20	17,000	16,618
Textron Inc.
6.20%	03/15/15	40,000	42,433	(a)
The Allstate Corp.
5.75%	08/15/53	25,000	25,188	(c)
The Coca-Cola Co.
3.30%	09/01/21	63,000	63,101	(a)
The Goldman Sachs Group Inc.
2.38%	01/22/18	58,000	58,220
2.90%	07/19/18	70,000	71,237
3.63%	01/22/23	45,000	43,576
6.75%	10/01/37	49,000	54,515
The Home Depot Inc.
2.25%	09/10/18	69,000	69,949
3.75%	02/15/24	23,000	22,893
4.88%	02/15/44	23,000	23,289
The Korea Development Bank
3.25%	03/09/16	100,000	103,867	(a)
The McClatchy Co.
9.00%	12/15/22	28,000	30,800
The Mosaic Co.
4.25%	11/15/23	46,000	45,429
5.45%	11/15/33	23,000	23,434
The Potomac Edison Co.
5.35%	11/15/14	95,000	98,667	(a)
The Southern Co.
2.45%	09/01/18	55,000	55,835
Thermo Fisher Scientific Inc.
2.40%	02/01/19	32,000	31,702
4.15%	02/01/24	51,000	50,515
Thomson Reuters Corp.
1.30%	02/23/17	23,000	22,899
5.65%	11/23/43	19,000	19,345
Time Warner Cable Inc.
5.88%	11/15/40	30,000	25,951
Time Warner Inc.
5.35%	12/15/43	56,000	56,713
Tops Holding Corp.
8.88%	12/15/17	45,000	49,444	(h)
Total Capital Canada Ltd.
1.45%	01/15/18	47,000	46,465
Total Capital International S.A.
1.55%	06/28/17	125,000	125,027

See Notes to Schedules of Investments and Notes to Financial Statements.

10

Income Fund

Schedule of Investments	December 31, 2013

		Principal Amount	Fair Value

Transocean Inc.
3.80%	10/15/22	$19,000	$18,009
tw telecom holdings inc.
6.38%	09/01/23	17,000	17,680	(h)
U.S. Bancorp
3.44%	02/01/16	76,000	79,275
Unit Corp.
6.63%	05/15/21	47,000	49,585
United Rentals North America Inc.
5.75%	07/15/18	46,000	49,162
Vail Resorts Inc.
6.50%	05/01/19	61,000	64,660	(a)
Valeant Pharmaceuticals International
6.38%	10/15/20	27,000	28,451	(h)
Verizon Communications Inc.
2.45%	11/01/22	46,000	40,721
4.50%	09/15/20	68,000	72,798
5.15%	09/15/23	57,000	61,200
6.55%	09/15/43	32,000	37,439
Viacom Inc.
2.50%	12/15/16	53,000	54,812	(a)
5.85%	09/01/43	33,000	34,690
Viasystems Inc.
7.88%	05/01/19	47,000	50,819	(h)
Wal-Mart Stores Inc.
1.95%	12/15/18	46,000	45,834
Weatherford International Ltd.
4.50%	04/15/22	50,000	50,315	(a)
5.95%	04/15/42	42,000	42,081	(a)
6.75%	09/15/40	12,000	12,979
Weingarten Realty Investors
4.45%	01/15/24	32,000	31,343
WellPoint Inc.
5.10%	01/15/44	46,000	45,616
Wells Fargo & Co.
3.45%	02/13/23	64,000	60,508
5.38%	11/02/43	59,000	60,416
Windstream Corp.
6.38%	08/01/23	47,000	43,945
WM Wrigley Jr Co.
2.00%	10/20/17	23,000	22,936	(h)
2.90%	10/21/19	46,000	45,620	(h)
Woodside Finance Ltd.
4.50%	11/10/14	95,000	97,939	(a,h)
WPX Energy Inc.
5.25%	01/15/17	46,000	49,105
Wynn Las Vegas LLC
5.38%	03/15/22	24,000	24,240
XLIT Ltd.
2.30%	12/15/18	46,000	45,181
5.25%	12/15/43	22,000	22,147
Xstrata Finance Canada Ltd.
2.70%	10/25/17	45,000	45,511	(h)
Zoetis Inc.
3.25%	02/01/23	40,000	37,427
			14,552,168

		Principal Amount	Fair Value

Non-Agency Collateralized Mortgage Obligations — 7.3%

Banc of America Commercial Mortgage Trust 2006-4
5.68%	07/10/46	$20,000	$21,809
Banc of America Commercial Mortgage Trust 2007-1
5.48%	01/15/49	100,000	104,411	(c)
Banc of America Commercial Mortgage Trust 2007-4
5.75%	02/10/51	30,000	33,132	(a,c)
Banc of America Commercial Mortgage Trust 2008-1
6.21%	02/10/51	30,000	34,217	(a,c)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.29%	11/10/42	40,000	41,960	(c)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-6
5.18%	09/10/47	55,000	58,549	(a,c)
Bear Stearns Commercial Mortgage Securities Trust 2005-T18
4.93%	02/13/42	56,873	58,915	(a,c)
Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.58%	04/12/38	60,000	65,011	(a,c)
5.58%	04/12/38	25,000	26,917	(c)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW17
5.89%	06/11/50	60,000	67,595	(c)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09%	06/11/50	50,000	56,286	(c)
COMM 2005-LP5 Mortgage Trust
4.98%	05/10/43	30,000	31,266	(a,c)
COMM 2006-C8 Mortgage Trust
5.35%	12/10/46	60,000	65,542
Commercial Mortgage Trust 2007-GG9
5.48%	03/10/39	125,000	132,338
Credit Suisse Commercial Mortgage Trust 2006-C1
5.46%	02/15/39	75,000	79,662	(c)
Credit Suisse Commercial Mortgage Trust 2006-C5
5.34%	12/15/39	30,000	32,030
Credit Suisse First Boston Mortgage Securities Corp. 2005-9
5.25%	10/25/35	40,773	364	(c)
GS Mortgage Securities Corp. II 2013-KYO
2.77%	11/08/29	30,000	29,815	(c,h)
GS Mortgage Securities Trust 2006-GG8
5.59%	11/10/39	90,000	98,647
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	60,000	62,405	(a)
5.31%	08/10/44	20,000	21,719	(c,h)
JP Morgan Chase Commercial Mortgage Securities Trust 2005-CB11
5.34%	08/12/37	79,073	82,220	(a,c)
JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1
5.04%	03/15/46	30,000	30,942	(a,c)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	120,000	131,877	(a)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB20
5.79%	02/12/51	50,000	56,050	(a,c)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LD11
5.81%	06/15/49	90,000	100,109	(c)
JP Morgan Chase Commercial Mortgage Securities Trust 2012-CBX
4.27%	06/15/45	30,000	30,818
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.03%	07/15/45	15,000	15,014	(c)
LB Commercial Mortgage Trust 2007-C3
5.88%	07/15/44	50,000	55,505	(c)

See Notes to Schedules of Investments and Notes to Financial Statements.

11

Income Fund

Schedule of Investments	December 31, 2013

		Principal Amount	Fair Value

LB-UBS Commercial Mortgage Trust 2006-C1
5.16%	02/15/31	$70,000	$74,763	(a)
LB-UBS Commercial Mortgage Trust 2006-C4
5.86%	06/15/38	19,747	21,477	(c)
LB-UBS Commercial Mortgage Trust 2007-C6
6.11%	07/15/40	50,000	54,820	(c)
MASTR Alternative Loan Trust 2003-5
5.00%	08/25/18	34,392	2,910	(a,e)
ML-CFC Commercial Mortgage Trust 2006-3
5.46%	07/12/46	75,000	81,362	(c)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10
4.08%	07/15/46	40,000	39,973	(c)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8
4.17%	12/15/48	30,000	25,274	(c,h)
Morgan Stanley Capital I Trust 2005-T17
4.84%	12/13/41	75,000	76,869	(c)
Morgan Stanley Capital I Trust 2006-IQ11
5.67%	10/15/42	50,000	46,128	(a,c)
Morgan Stanley Capital I Trust 2006-T21
5.27%	10/12/52	40,000	42,671	(c)
Morgan Stanley Capital I Trust 2006-T23
5.81%	08/12/41	30,000	32,986	(c)
Morgan Stanley Capital I Trust 2007-IQ16
6.09%	12/12/49	50,000	56,106	(c)
Morgan Stanley Capital I Trust 2008-T29
6.28%	01/11/43	45,000	50,922	(a,c)
Wachovia Bank Commercial Mortgage Trust 2006-C23
5.47%	01/15/45	70,000	75,415	(a,c)
Wachovia Bank Commercial Mortgage Trust 2006-C28
5.60%	10/15/48	85,000	91,243	(c)
Wachovia Bank Commercial Mortgage Trust 2006-C29
5.34%	11/15/48	50,000	54,830
WFRBS Commercial Mortgage Trust 2011-C4
5.25%	06/15/44	25,000	25,370	(c,h)
WFRBS Commercial Mortgage Trust 2013-C16
4.99%	09/15/46	30,000	26,464	(c,h)
WFRBS Commercial Mortgage Trust 2013-C17
4.26%	12/15/46	25,000	25,180
			2,529,888

Sovereign Bonds — 1.9%

Government of Chile
3.63%	10/30/42	18,000	14,139
Government of Dominican Republic
7.50%	05/06/21	100,000	108,500	(a,h)
Government of El Salvador
7.65%	06/15/35	20,000	19,480	(a,h)
Government of Hungary
4.13%	02/19/18	18,000	18,198
6.25%	01/29/20	7,000	7,551
Government of Mexico
4.75%	03/08/44	42,000	37,853	(a)
5.75%	10/12/10	10,000	9,250
6.05%	01/11/40	18,000	19,575	(a)
Government of Panama
4.30%	04/29/53	14,000	10,605
6.70%	01/26/36	21,000	23,468	(a)
Government of Peru
6.55%	03/14/37	41,000	47,150	(a)

		Principal Amount	Fair Value
Government of Poland
3.00%	03/17/23	$25,000	$22,763
5.00%	03/23/22	50,000	53,437
Government of Romania
4.38%	08/22/23	14,000	13,510	(h)
6.75%	02/07/22	20,000	22,700	(a,h)
Government of Sri Lanka
6.25%	10/04/20	100,000	98,500	(h)
Government of Turkey
6.88%	03/17/36	90,000	88,290
Government of Uruguay
6.88%	09/28/25	17,355	19,828
Russian Foreign Bond — Eurobond
7.50%	03/31/30	7,274	8,475	(b)
			643,272

Municipal Bonds and Notes — 0.7%

American Municipal Power Inc.
6.27%	02/15/50	25,000	26,299	(a)
Denver City & County School District No 1
4.24%	12/15/37	40,000	35,650
Municipal Electric Authority of Georgia
6.64%	04/01/57	48,000	50,455	(a)
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	15,000	16,178
Port Authority of New York & New Jersey
4.46%	10/01/62	60,000	51,113
South Carolina State Public Service Authority
6.45%	01/01/50	30,000	32,063	(a)
State of California
5.70%	11/01/21	40,000	44,861	(a)
			256,619

FNMA — 0.0% *

Lehman TBA
5.50%	TBA	83,122	—	(**,i,j)

Total Bonds and Notes (Cost $33,438,993)			33,073,711

Domestic Equity — 0.1%
Preferred Stock — 0.1%
Wells Fargo & Co. (Cost $46,500)		1,860	43,840

Total Investments in Securities (Cost $33,485,493)			33,117,551
Short-Term Investments — 11.7%
GE Institutional Money Market Fund — Investment Class 0.00% (Cost $4,077,498)			4,077,498	(g,k)

Total Investments (Cost $37,562,991)			37,195,049

Liabilities in Excess of Other Assets, net — (6.9)%			(2,406,875)

NET ASSETS — 100.0%			$34,788,174

See Notes to Schedules of Investments and Notes to Financial Statements.

12

Income Fund

Schedule of Investments	December 31, 2013

Other Information

The Fund had the following long futures contracts open at December 31, 2013:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
2 Yr. U.S. Treasury Notes Futures	March 2014	8	$1,758,500	$(3,221)
5 Yr. U.S. Treasury Notes Futures	March 2014	35	4,175,937	(53,102)

				$(56,323)

The Fund had the following short futures contracts open at December 31, 2013:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
U.S. Long Bond Futures	March 2014	8	$(1,026,500)	$19,967
Ultra Long-Term U.S. Treasury Bond Futures	March 2014	11	$(1,498,750)	28,897
10 Yr. U.S. Treasury Notes Futures	March 2014	13	(1,599,609)	31,940

				$80,804

				$24,481

See Notes to Schedules of Investments and Notes to Financial Statements.

13

Notes to Schedule of Investments	December 31, 2013

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	At December 31, 2013, all or a portion of this security was pledged to cover collateral requirements for futures and/or TBA’s.

(b)	Step coupon bond.

(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013.

(d)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(e)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Coupon amount represents effective yield.
(h)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to $3,291,486 or 9.46% of the net assets of the GE Investment Income Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Directors.

(i)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Fund’s Board of Directors.

(j)	Security is in default.

(k)	GE Asset Management Incorporated (“GEAM”), the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.

†	Percentages are based on net assets as of December 31, 2013.

*	Less than 0.05%

**	Amount is less than $0.50.

Abbreviations:

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

STRIPS	Separate Trading of Registered Interest and Principal of Security

TBA	To Be Announced

14

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/13		12/31/12		12/31/11		12/31/10		12/31/09
Inception date	—		—		—		—		1/3/95
Net asset value, beginning of period	$11.71		$11.35		$11.05		$10.62		$10.26
Income/(loss) from investment operations:
Net investment income	0.30		0.28		0.48		0.34	*	0.37
Net realized and unrealized gains/(losses) on investments	(0.46)		0.37		0.32		0.46		0.45
Total income/(loss) from investment operations	(0.16)		0.65		0.80		0.80		0.82
Less distributions from:
Net investment income	0.30		0.29		0.50		0.37		0.46
Total distributions	0.30		0.29		0.50		0.37		0.46
Net asset value, end of period	$11.25		$11.71		$11.35		$11.05		$10.62
TOTAL RETURN(a)	(1.34)%		5.69%		7.20%		7.56%		7.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$34,788		$42,893		$51,191		$54,884		$59,532
Ratios to average net assets:
Net investment income	2.41%		2.09%		3.99%		3.07%		4.01%
Net expenses	0.79%	(b)	0.80%	(b)	0.86%	(b)	0.83%	(b)	0.84%	(b)
Gross expenses	0.80%		0.82%		0.87%		1.00%		0.84%
Portfolio turnover rate	256%		327%		359%		320%		251%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GEAM’s waiver of a portion of the Fund’s advisory and administrative fee (“management fee”) in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in an affiliated money market fund managed by GEAM.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities December 31, 2013

ASSETS
Investments in securities, at Fair Value (cost $33,485,493)	$33,117,551
Short-term affiliated investments (at amortized cost)	4,077,498
Income receivables	256,607
Receivable for fund shares sold	2,931
Variation margin receivable	11,641
Other assets	195
Total assets	37,466,423

LIABILITIES
Payable for investments purchased	2,592,207
Payable for fund shares redeemed	138
Payable to GEAM	14,432
Accrued other expenses	71,472
Total liabilities	2,678,249
NET ASSETS	$34,788,174

NET ASSETS CONSIST OF:
Capital paid in	$42,805,030
Undistributed (distributions in excess of) net investment income	3,217
Accumulated net realized loss	(7,676,612)
Net unrealized appreciation (depreciation) on:
Investments	(367,942)
Futures	24,481
NET ASSETS	$34,788,174
Shares outstanding ($0.01 par value; unlimited shares authorized)	3,092,848
Net asset value per share	$11.25

The accompanying Notes are an integral part of these financial statements.

16

Statement of Operations For the year ended December 31, 2013

INVESTMENT INCOME
Income
Dividend	$1,081
Interest	1,212,329
Income from affiliated investments	960
Total income	1,214,370

Expenses
Advisory and administration fees	190,704
Directors’ fees	2,009
Custody and accounting expenses	70,518
Professional fees	23,223
Other expenses	17,324
Total expenses before waivers	303,778
Less: Fees waived by the adviser	(3,924)
Net expenses	299,854
Net investment income	$914,516

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$(526,590)
Futures	625,296

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(1,518,874)
Futures	(31,869)
Net realized and unrealized loss on investments	(1,452,037)
Net decrease in net assets resulting from operations	$(537,521)

The accompanying Notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets
	Year Ended December 31, 2013	Year Ended December 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$914,516	$1,007,204
Net realized gain (loss) on investments and futures	98,706	1,562,468
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	(1,550,743)	179,050
Net increase (decrease) from operations	(537,521)	2,748,722
Distributions to shareholders from:
Net investment income	(911,299)	(1,025,340)
Total distributions	(911,299)	(1,025,340)
Increase (decrease) in assets from operations and distributions	(1,448,820)	1,723,382
Share transactions:
Proceeds from sale of shares	1,507,074	2,589,560
Value of distributions reinvested	911,299	1,025,340
Cost of shares redeemed	(9,074,299)	(13,636,423)
Net increase (decrease) from share transactions	(6,655,926)	(10,021,523)
Total increase (decrease) in net assets	(8,104,746)	(8,298,141)

NET ASSETS
Beginning of year	42,892,920	51,191,061
End of year	$34,788,174	$42,892,920
Undistributed (distributions in excess of) net investment income, end of period	$3,217	$—

CHANGES IN FUND SHARES
Shares sold	129,952	223,834
Issued for distributions reinvested	81,076	87,561
Shares redeemed	(782,410)	(1,157,509)
Net decrease in fund shares	(571,382)	(846,114)

The accompanying Notes are an integral part of these financial statements.

18

Notes to Financial Statements	December 31, 2013

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund (the “Fund”), and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions.  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Foreign Currency  Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern Time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions (such as options, futures, and options on futures) to gain market exposure to a broad-based index as an alternative to investing directly in the securities representing such index.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2013, the Fund invested in futures contracts on bonds and notes to manage duration of fixed income securities. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a

19

Notes to Financial Statements	December 31, 2013

Fund’s exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

20

Notes to Financial Statements	December 31, 2013

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service may also use other available information as applicable such as benchmark curves, benchmarking of similar securities, sector groupings and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

The Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

21

Notes to Financial Statements	December 31, 2013

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2013:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
U.S. Treasuries	$—	$4,317,375	$—	$4,317,375
Agency Mortgage Backed	—	10,455,689	—	10,455,689
Agency Collateralized Mortgage Obligations	—	251,037	—	251,037
Asset Backed	—	67,663	—	67,663
Corporate Notes	—	14,552,168	—	14,552,168
Non-Agency Collateralized Mortgage Obligations	—	2,529,888	—	2,529,888
Sovereign Bonds	—	643,272	—	643,272
Municipal Bonds and Notes	—	256,619	—	256,619
Preferred Stock	43,840	—	—	43,840
Short-Term Investments	4,077,498	—	—	4,077,498

Total Investments in Securities	$4,121,338	$33,073,711	$—	$37,195,049

Other Financial Instruments*
Short Futures Contracts — Unrealized Appreciation	$80,804	$—	$—	$80,804
Long Futures Contracts — Unrealized Depreciation	(56,323)	—	—	(56,323)

Total Other Financial Instruments	$24,481	$—	$—	$24,481

†	See Schedule of Investments for industry classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2013.

	Asset Derivatives December 31, 2013		Liability Derivatives December 31, 2013
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	80,804*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(56,323)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

22

Notes to Financial Statements	December 31, 2013

Shown below are the effects of derivative instruments on the Fund’s Statement of Operation, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts/ Foreign Currency Forward Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	107,935,608/ (105,903,706)	625,296	(31,869)

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing fund. The maximum amount allowed to be borrowed by any one fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2013.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 17, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“management fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.50%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund, if any.

Directors’ Compensation  The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2013, were as follows:

U.S. Government Securities
Purchases	Sales
$71,492,911	$79,808,577

Non-U.S. Government Securities
Purchases	Sales
$21,577,167	$18,015,890

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2010, 2011, 2012, and 2013 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

23

Notes to Financial Statements	December 31, 2013

At December 31, 2013, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accum. Capital Gain/(Loss)	Late-Year Losses
$37,576,581	$623,658	$(1,005,190)	$(381,532)	$24,481	$3,217	$(7,638,542)	$—

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

As of December 31, 2013, the Fund has capital loss carryovers as follows:

Amount
Short-Term	Long-Term	Expires
$160,389	$—	12/31/2016
7,409,447	—	12/31/2017
68,706	—	Unlimited Losses

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short term or long-term capital losses rather than being considered all short-term as under previous law.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the year ended December 31, 2013.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2013	$911,299	$—	$911,299
2012	1,025,340	—	1,025,340

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized and unrealized gains and losses on foreign currency contracts, paydown gains and losses on mortgage-backed securities, investments organized as partnerships for tax purposes, losses deferred due to offsetting positions, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2013 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$—	$58,718	$(58,718)

24

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Income Fund (the “Fund”), a series of GE Investments Funds, Inc., as of December 31, 2013 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income Fund as of December 31, 2013, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 17, 2014

25

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 11 and December 13, 2013.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems and shareholder servicing model. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by

26

Advisory and Administrative Agreement Renewal	(Unaudited)

Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the Fund’s investment style and the Fund’s relative underperformance over the past year and in other periods. The Board members discussed GEAM’s investment approach with respect to the Fund and the reasons for the Fund’s relative underperformance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

27

Advisory and Administrative Agreement Renewal	(Unaudited)

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

28

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified — 17 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1988.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 through June 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member Board of Governors of the Investment Company Institute since October 2006; Director of GE Asset Management (Ireland) Limited since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998; Trustee of General Electric Insurance Plan Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    52

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

29

Additional Information	(Unaudited)

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Director of GE Investment Distributors, Inc. since June 2011; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary — 3 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 8 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Treasurer

30

Additional Information	(Unaudited)

Term of Office and Length of Time Served    Until successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified — 10 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 17 years

Principal Occupation(s) During Past 5 years    Managing General Partner, NGN Capital LLC since 2006; and Treasurer of NeuroScience Research Institute since 1986.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; and Director of Artes Medical from 2006 to 2008.

31

Additional Information	(Unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

32

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Robert Meyers

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

33

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Total Return Fund

Annual Report

December 31, 2013

GE Investments Funds, Inc.

Total Return Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2013 (Unaudited)

The information provided on the performance page relates to the GE Investments Total Return Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI® ACWI Ex-U.S.) is a market-capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. Index includes both developed and emerging markets.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2014 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

Total Return Fund	(Unaudited)

Greg Hartch

Executive Vice President and Strategy and Business Development Leader

David Wiederecht

President and Chief Investment Officer — Investment Solutions

Jeffrey Palma

Senior Vice President

The Total Return Fund is managed by a team of portfolio managers that includes Greg Hartch, Jeffrey Palma and David Wiederecht. Messrs. Hartch, Palma and Wiederecht are vested with oversight authority for determining asset allocations for the Fund.

Each of the U.S. equity, international equity and fixed income portions of the Fund are managed by BlackRock Investment Management, LLC, a sub-adviser retained by GE Asset Management. In addition to oversight authority for asset allocation, Messrs. Hartch, Palma and Wiederecht may at times adjust the Fund’s investment techniques, such as investments in derivative instruments and exchange-traded funds.

Greg Hartch is an Executive Vice President and the Strategy and Business Development Leader at GE Asset Management. Effective February 6, 2014 Mr. Hartch relinquished his role as a portfolio manager for the Fund and will serve as
GE Asset Management Chief Risk Officer. He has served as a portfolio manager to the Total Return Fund since January 2011. Mr. Hartch joined GE Asset Management in 2002 and has held various positions at GE Asset Management including Senior Vice President — Alternative Assets from 2002-2004, Director of Fixed Income Research from 2004-2007, Managing Director — International Real Estate from 2007 to 2010 and Senior Vice President — Tactical Asset Allocation from 2010 to 2011. He has served as the Strategy and Business Development Leader since 2011 and became an Executive Vice President in 2013.

David Wiederecht is the President and Chief Investment Officer — Investment Solutions and a Director at GE Asset Management. He has served as a portfolio manager to the Total Return Fund since January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President and Chief Investment Officer — Investment Solutions since 2008.

Jeffrey Palma is a Senior Vice President of GE Asset Management and is a portfolio manager for Tactical Asset Allocation. He became a member of the portfolio management team for the Total Return Fund in May 2013. Prior to joining GE Asset Management in 2012, Mr. Palma worked for UBS Investment Bank where he held a variety of global research and macro strategy roles supporting UBS’ global equities and fixed income businesses including Managing Director, Head of Global Equity Strategy from 2007 to 2012, Executive Director, Global Asset Allocation Strategist from 2001 to 2007 and Director, U.S. Economist from 1999 to 2001.

Q.	How did the Total Return Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2013?

A.	For the twelve-month period ended December 31, 2013, the GE Investments Total Return Fund returned 14.93% for the Class 1 shares and 14.64% for Class 3 shares. The Fund’s broad based benchmarks, the S&P 500® Index (S&P 500 Index), the MSCI All Country World ex-U.S. Index, and the Barclays U.S. Aggregate Bond Index returned 32.39%, 15.29%, and -2.02%, respectively. The Fund’s Morningstar peer group of 313 U.S. Insurance Moderate Allocation funds returned an average of 17.35% over the same period.

Q.	What market factors affected the Fund’s performance?

A.

Against the still-challenging macro backdrop of the road to recovery from the financial crisis, 2013 proved to be another year of robust returns in global equity markets (aside from emerging markets, which lagged considerably). U.S. equities surged by over 30% and global equities were up by over 20%. Risk asset performance produced strong returns in equity and credit markets as well as peripheral European bonds as credit spreads moved tighter and yields of peripheral European bonds moved sharply lower — back to pre-crisis levels. Government bond yields in the U.S. and ‘core’ Europe moved higher, consistent with the notion that

(Unaudited)

the worst is over from risk, policy, and growth perspectives. The government shutdown and debt ceiling battle in Washington, DC did not cause lasting damage to growth early in the fourth quarter of 2013 and economic data has continued to suggest that the recovery is improving. Meanwhile, the Federal Open Market Committee announced their decision to begin to ‘taper’ asset purchases in January by $10 billion, consistent with improving economic momentum.

This apparent contradiction between actual economic trends and outcomes in financial markets allows for a range of interpretations. However, several issues help to explain this paradox. First, the absence of bad news has been interpreted as good news given a perceived decline in ‘tail risk’. The U.S. fiscal cliff, turmoil in the Middle East, German elections, the U.S. government shutdown, and U.S. debt ceiling debate were all events that likely would have destabilized the economy and markets in recent years, yet none left a lasting impact in 2013. Second, the U.S. economy has shown signs of improvement, albeit modest ones. Indeed, real GDP growth in the U.S. registered only 2% to 2 1⁄2% in 2013. Significantly though, this outcome came against a backdrop of a fiscal drag from tax hikes and sequestration of 1% to 1 1⁄2%. Moreover, housing showed signs of growth in activity and prices, while the ISM index reached a multi-year high. However, we believe one of the key underpinnings for a sustainable recovery is a faster pace of employment and capital expenditure growth. Indeed, these factors, which need to be driven by a more active corporate sector, are critical for the economy’s ability to accelerate from current levels. Finally, global central banks continued to provide significant accommodation in their respective policies. The clear desire for global monetary support (even in the face of the ‘tapering’ of Fed asset purchases) has supported risk appetites.

In 2013, Europe appeared to have exited its recession a bit sooner than expected, though overall activity in the region remained weak. Growth in Europe of around 1% helped take some, though not all, pressure off of government budgets and sovereign bond markets. In Japan, where policy took center stage last year, more work is needed. However, growth and expectations have improved dramatically. Finally, growth in China was around 7.5% — a slower rate than has been the case in recent years. Given China’s more advanced economic and credit cycles, there is significant focus on the ability to manage this slowdown safely.

The dominant driver of returns in equity markets over the last two years has been a rise in the PE multiple – a natural consequence of robust returns and modest earnings growth. As a result, equity markets are in a somewhat unusual position compared to the last five years in that valuations are no longer below long-term averages. Instead, markets have moved from being ‘cheap’ to ‘fair value’. Valuations in non-U.S. equity markets have converged closer to the U.S. as strong returns have come against a backdrop of softer earnings.

From the lows in bond yields registered in early May 2013, the rise in 10-year Treasury interest rates in the U.S. (more than 140 basis points) has been substantial. The main driver of this move has been the expectation for Fed tapering which, as noted above, was announced at the December FOMC meeting. Corporate bond markets posted solid performance last year with spreads moving tighter to government bond markets through the year. A combination of GDP, earnings, and cash flow growth, strong balance sheets, and favorable policy trends helped support this backdrop for strong excess returns in credit markets.

Q.	What were the primary drivers of Fund performance?

A.	The Fund’s performance was primarily driven by its asset allocation. A higher allocation to U.S. equities positively impacted the Fund’s performance as equity markets rallied during the period. A lower allocation to fixed income also contributed to positive performance as fixed income underperformed equities during the period. Both the S&P 500 Index and the MSCI All Country World ex-U.S. Index significantly outperformed the Barclays U.S. Aggregate Bond Index over the twelve-month period.

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund’s exposure to equities, fixed income, and cash remained fairly consistent throughout the period. Allocations within the Fund were periodically rebalanced to stay within guidelines.

Total Return Fund	(Unaudited)

Earlier this year, the Fund transitioned from actively managed investment strategies to a passively managed approach. Throughout the year, within equities, we reduced the Fund’s exposure to core, value, and mid-cap while exposure to international equities, fixed income, and cash was increased to rebalance the Fund and keep equity allocations close to their strategic targets.

Our preference for equities over bonds has been driven by an expectation for bond yields to rise in the short to medium-term, equity valuations that are in line with long-term averages, and our view that the economic recovery will be sustained. Nevertheless, we believe short-term setbacks in the equity markets are likely to continue to occur. We, therefore, favor being disciplined in rebalancing the Fund, rather than simply letting the Fund’s allocation to equities increase significantly. Returns in both bond and equity markets may be more modest and range-bound going forward. We continue to believe it prudent to maintain a diversified portfolio and remain vigilant in the search for attractive investment opportunities. By tactically allocating between U.S. equities, international equities, and fixed income, we believe the Fund will continue to seek to produce attractive returns while maintaining a prudent level of risk.

Total Return Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Class 1	1,000.00	1,099.90	3.18
Class 3	1,000.00	1,098.20	4.50
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,022.18	3.06
Class 3	1,000.00	1,020.92	4.33

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.60% for Class 1 and 0.85% for Class 3 (for the period July 1, 2013 – December 31, 2013), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Total Return Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. The Fund seeks to achieve its objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. GE Asset Management utilizes information from its Asset Allocation Committee to allocate the Fund’s assets across various asset classes in order to diversify the Fund’s holdings and to adjust the asset class weightings based on market and economic conditions. Based on GEAM’s asset allocation decision the Fund’s assets are managed by the sub-adviser that employs an indexing investment approach designed to track the performance of three broad base indexes.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/13

	One Year	Five Year	Ten Year
Number of Funds in peer group	313	233	150
Peer group average annual total return	17.35%	12.75%	5.97%
Morningstar Category in peer group: U.S. Insurance Moderate Allocation

Sector Allocation

as a % of Fair Value of $3,071,622 (in thousands) on December 31, 2013 (b)(c)

Top Ten Largest Equity Holdings

as of December 31, 2013 (as a % of Fair Value) (b)(c)

Apple Inc.	1.09%
Exxon Mobil Corp.	0.95%
Google Inc.	0.68%
Microsoft Corp.	0.61%
General Electric Co.	0.61%
Johnson & Johnson	0.56%
Chevron Corp.	0.52%
The Procter & Gamble Co.	0.48%
JPMorgan Chase & Co.	0.47%
Wells Fargo & Co.	0.47%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2013

Class 1 Shares (Inception date: 7/01/85)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Total Return Fund	14.93%	10.73%	5.31%	$16,771
S&P 500 Index	32.39%	17.94%	7.40%	$20,429
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%	$15,599
MSCI All Country World Index ex U.S.	15.29%	12.82%	7.57%	$20,738

Change in Value of a $10,000 Investment(a)

Class 3 Shares

Average Annual Total Return

For the Periods Ended December 31, 2013

Class 3 Shares (Inception date: 5/01/06)

	One Year	Five Year	Since Inception	Ending value of a $10,000 investment (a)
Total Return Fund	14.64%	10.46%	4.37%	$13,886
S&P 500 Index	32.39%	17.94%	6.85%	$16,696
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	5.17%	$14,759
MSCI All Country World Index ex U.S.	15.29%	12.82%	3.23%	$12,680

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

Total Return Fund

Schedule of Investments	December 31, 2013

Total Return Fund

	Number of Shares	Fair Value
Equity Securities — 64.6%†

Consumer Discretionary — 7.7%

Amazon.com Inc.	24,593	$9,807,442	(a)
Comcast Corp.	172,857	8,982,514
The Walt Disney Co.	108,403	8,281,989
Other Securities	9,787,214	204,132,922
		231,204,867

Consumer Staples — 6.1%

Nestle S.A.	126,795	9,309,848
PepsiCo Inc.	101,725	8,437,072
Philip Morris International Inc.	106,273	9,259,566
The Coca-Cola Co.	251,905	10,406,196
The Procter & Gamble Co.	180,303	14,678,467
Wal-Mart Stores Inc.	107,316	8,444,696
Other Securities	6,387,563	122,396,716
		182,932,561

Energy — 6.3%

Chevron Corp.	127,566	15,934,269
Exxon Mobil Corp.	289,767	29,324,420
L&L Energy Inc.	1,397	2,347	(a,g)
Magnum Hunter Resources Corp.	694	—	(a,g)
Other Securities	9,959,878	141,408,835
		186,669,871

Financials — 13.3%

Bank of America Corp.	707,494	11,015,682
Berkshire Hathaway Inc.	119,397	14,155,708	(a)
Citigroup Inc.	201,182	10,483,594
JPMorgan Chase & Co.	249,350	14,581,988
Wells Fargo & Co.	317,958	14,435,293
Other Securities	54,900,241	330,894,940
		395,567,205

Healthcare — 7.1%

Johnson & Johnson	187,148	17,140,885
Merck & Company Inc.	193,814	9,700,391
Pfizer Inc.	429,895	13,167,684
Other Securities	4,409,776	171,228,254
		211,237,214

Industrials — 7.3%

General Electric Co.	671,093	18,810,737	(b)
Other Securities	10,422,415	199,216,677
		218,027,414

Information Technology — 9.0%

Apple Inc.	59,681	33,487,606
Google Inc.	18,615	20,862,017	(a)
Hanergy Solar Group Ltd.	234,000	23,841	(a,g)
Intel Corp.	329,731	8,559,817
International Business Machines Corp.	67,704	12,699,239

	Number of Shares	Fair Value
Microsoft Corp.	503,892	$18,860,678
Oracle Corp.	232,772	8,905,857
QUALCOMM Inc.	112,062	8,320,604
Other Securities	9,628,528	158,943,027
		270,662,686

Materials — 3.5%
Hyundai Hysco Company Ltd.	1,390	54,660	(g)
Other Securities	8,081,642	104,743,525
		104,798,185

Telecommunication Services — 2.3%

AT&T Inc.	349,431	12,285,994
Verizon Communications Inc.	189,823	9,327,902
Other Securities	10,597,220	46,735,501
		68,349,397

Utilities — 2.0%

Other Securities	6,916,769	59,928,275

Total Equity Securities (Cost $1,587,627,139)		1,929,377,675

		Principal Amount	Fair Value
Bonds and Notes — 31.2%

U.S. Treasuries — 11.1%

U.S. Treasury Bonds
2.75%	11/15/23 - 11/15/42	$2,150,000	$1,981,327
3.00%	05/15/42	11,700,000	9,811,550	(d	)
3.75%	11/15/43	1,000,000	966,562
4.38%	11/15/39	11,000,000	11,953,909
4.50%	02/15/36	6,700,000	7,454,795
5.38%	02/15/31	1,850,000	2,267,118
5.50%	08/15/28	4,500,000	5,546,952
6.38%	08/15/27	2,000,000	2,655,624
7.63%	02/15/25	2,000,000	2,857,188
7.88%	02/15/21	5,000,000	6,803,125
8.75%	05/15/20	5,000,000	6,976,560
9.00%	11/15/18	3,000,000	4,036,875

U.S. Treasury Notes
0.25%	01/31/15 - 12/31/15	26,250,000	26,227,229
0.38%	03/15/15 - 06/30/15	30,000,000	30,062,100
0.63%	10/15/16 - 04/30/18	12,000,000	11,725,002
0.75%	12/31/17 - 03/31/18	10,000,000	9,765,620
0.88%	12/31/16 - 01/31/18	8,000,000	7,911,254
0.88%	02/28/17	12,000,000	11,999,064	(d	)
1.13%	12/31/19 - 03/31/20	24,800,000	23,386,809
1.25%	10/31/15 - 02/29/20	25,500,000	24,996,050
1.38%	07/31/18	1,000,000	991,016
1.50%	07/31/16	18,000,000	18,410,616
1.63%	11/15/22	4,000,000	3,610,624
1.75%	07/31/15 - 05/15/22	14,700,000	14,236,736
2.00%	07/31/20 - 02/15/23	7,250,000	7,053,206
2.13%	05/31/15 - 08/31/20	24,500,000	25,185,904
2.38%	03/31/16	13,500,000	14,082,187
2.50%	08/15/23	500,000	480,156

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2013

		Principal Amount	Fair Value
3.13%	05/15/19	$7,000,000	$7,459,375
3.25%	12/31/16	12,000,000	12,870,936
4.50%	05/15/17	15,000,000	16,739,070
			330,504,539

U.S. Government Sponsored Agency — 0.2%

Other Securities		6,000,000	5,794,663

Agency Mortgage Backed – 10.3%

Federal Home Loan Mortgage Corp.
0.85%	11/28/16	700,000	697,938
0.88%	10/14/16 - 03/07/18	7,000,000	6,895,929
1.25%	10/02/19	1,500,000	1,421,005
1.38%	05/01/20	1,500,000	1,406,271
1.79%	06/01/43	521,254	524,975	(c	)
2.38%	01/13/22	2,100,000	2,007,526	(d	)
2.48%	05/01/43	1,095,944	1,072,846	(c	)
2.51%	08/01/43	399,125	390,990	(c	)
3.00%	05/01/33 - 06/01/43	10,646,659	10,117,246
3.50%	10/01/42 - 07/01/43	1,296,717	1,288,597
5.00%	12/01/22 - 06/01/41	6,226,786	6,733,791
5.50%	01/01/38 - 04/01/39	1,154,640	1,267,661
6.00%	06/01/37 - 11/01/37	1,101,069	1,229,539	(d	)
2.50%	TBA	7,400,000	7,289,061	(e	)
3.00%	TBA	3,000,000	3,034,148	(e	)
3.50%	TBA	9,950,000	9,922,578	(e	)
4.00%	TBA	10,617,000	10,960,505	(e	)
4.50%	TBA	3,000,000	3,174,258	(e	)
Federal National Mortgage Assoc.
0.50%	09/28/15	6,000,000	6,010,602
0.75%	11/25/16	1,900,000	1,892,957
0.88%	12/20/17 - 05/21/18	6,900,000	6,745,133
1.94%	04/01/43	877,845	890,654	(c	)
2.50%	02/01/28 - 09/01/28	6,824,060	6,761,551
3.00%	01/01/28 - 08/01/43	25,184,911	24,591,805
3.50%	10/01/42	14,781,124	14,698,379
4.00%	01/01/41 - 10/01/41	9,534,234	9,823,412
4.50%	10/01/39 - 11/01/43	17,901,179	18,970,768
4.50%	11/01/40	5,211,800	5,523,738	(d	)
5.00%	07/01/35 - 08/01/35	606,605	658,504	(d	)
5.00%	12/01/39 - 06/01/41	15,016,430	16,395,115
5.50%	12/01/35 - 04/01/38	5,536,396	6,094,489
5.50%	08/01/37	2,541,135	2,793,803	(d	)
6.00%	03/01/34 - 08/01/37	5,980,727	6,639,175
6.00%	03/01/35 - 06/01/35	609,916	684,332	(d	)
6.63%	11/15/30	1,200,000	1,560,934
2.50%	TBA	2,934,000	2,864,158	(e	)
3.00%	TBA	6,300,000	6,016,176	(e	)
3.50%	TBA	15,900,000	16,391,578	(e	)
4.00%	TBA	13,667,000	14,205,551	(e	)
4.50%	TBA	6,900,000	7,335,972	(e	)
5.00%	TBA	3,700,000	4,018,258	(e	)
5.50%	TBA	700,000	769,973	(e	)
6.00%	TBA	333,000	369,344	(e	)
Government National Mortgage Assoc.
3.00%	10/15/42	6,626,300	6,411,885
3.50%	10/20/42	17,619,282	17,802,287
4.00%	12/20/40 - 08/15/41	10,721,849	11,173,359
4.50%	05/20/40	6,330,572	6,786,826
5.00%	08/15/41	6,566,263	7,196,024

		Principal Amount	Fair Value
3.00%	TBA	$5,400,000	$5,217,328		(e	)
4.50%	TBA	1,000,000	1,069,141		(e	)
			307,798,075

Asset Backed — 0.1%

Other Securities		3,000,000	3,179,745

Corporate Notes — 8.2%

Apple Inc.
1.00%	05/03/18	250,000	241,737
General Electric Capital Corp.
2.15%	01/09/15	1,000,000	1,018,315		(b	)
5.00%	01/08/16	750,000	810,533		(b	)
5.50%	01/08/20	1,000,000	1,145,163		(b	)
6.75%	03/15/32	1,250,000	1,547,881		(b	)
General Electric Co.
5.25%	12/06/17	1,000,000	1,131,942		(b	)
United Airlines 2013-1 Class A Pass Through Trust
4.30%	02/15/27	250,000	254,375		(g	)
Other Securities		233,614,275	239,014,621
			245,164,567

Non-Agency Collateralized Mortgage Obligations — 0.6%

Other Securities		16,407,773	17,449,359

Sovereign Bonds — 0.4%

Other Securities		11,522,000	11,854,783

Municipal Bonds and Notes — 0.3%

Other Securities		7,450,000	8,090,456

FNMA – 0.0%*

Lehman TBA
5.50%	TBA	620,251	—	**(f,g)

Total Bonds and Notes (Cost $953,254,669)			929,836,187

Total Investments in Securities (Cost $2,540,881,808)			2,859,213,862

Short-Term Investments — 7.1%

GE Institutional Money Market Fund — Investment Class 0.00% (Cost $212,407,850)	212,407,850	(h,i	)

Total Investments (Cost $2,753,289,658)	3,071,621,712

Liabilities in Excess of Other Assets, net — (2.9)%	(87,323,951)

NET ASSETS — 100.0%	$2,984,297,761

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2013

Other Information:

The Fund had the following long futures contracts open at December 31, 2013:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
MSCI EAFE Mini Index Futures	March 2014	23	$2,205,470	$94,478
MSCI Emerging Market Mini Futures	March 2014	14	711,760	21,430
Russell 2000 Mini Index Futures	March 2014	8	929,120	46,772
S&P 500 Emini Index Futures	March 2014	250	23,013,750	527,748
S&P Mid 400 Emini Index Futures	March 2014	3	401,820	10,314

				$700,742

The Fund held the following TBA sale commitments as of December 31, 2013:

		Principal Amount	Fair Value
Agency Mortgage Backed — 0.0%

Government National Mortgage Assoc. TBA
3.50%	TBA
(Cost $1,010,859)		$(1,000,000)	$(1,008,789)	(e	)

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 493-3042; and ii) on the SEC’s website at http://www.sec.gov.

The Fund was invested in the following countries at December 31, 2013 (Unaudited):

Country	Percentage (based on Fair Value)
United States	73.84%
United Kingdom	3.96%
Japan	3.64%
Canada	1.99%
Switzerland	1.82%
France	1.81%

Country	Percentage (based on Fair Value)
Germany	1.76%
Australia	1.37%
China	0.99%
South Korea	0.84%
Brazil	0.70%
Spain	0.60%
Taiwan	0.57%
Sweden	0.57%
Netherlands	0.56%
Hong Kong	0.53%
Mexico	0.45%
Italy	0.42%
South Africa	0.37%
Supranational	0.36%
India	0.31%
Russian Federation	0.30%
Singapore	0.25%
Belgium	0.22%
Denmark	0.20%
Malaysia	0.19%
Norway	0.16%
Finland	0.16%
Turkey	0.13%
Thailand	0.11%
Poland	0.11%
Indonesia	0.11%
Chile	0.08%
Colombia	0.08%
Israel	0.08%
Philippines	0.08%
Ireland	0.05%
Austria	0.05%
Peru	0.04%
Portugal	0.03%
Greece	0.02%
Uruguay	0.02%
New Zealand	0.02%
Czech Republic	0.01%
Hungary	0.01%
Panama	0.01%
Egypt	0.01%
Luxembourg	0.01%
Cayman Islands	0.00%	***
Puerto Rico	0.00%	***
Bermuda	0.00%	***

	100.00%

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2013

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2013 (Unaudited):

Equity Securities
Industry	Domestic	Foreign	Total
Diversified Financial Services	1.82%	3.65%	5.47%
Pharmaceuticals	2.11%	1.56%	3.67%
Integrated Oil & Gas	1.69%	1.38%	3.07%
Integrated Telecommunication Services	0.76%	0.62%	1.38%
Internet Software & Services	1.15%	0.19%	1.34%
Oil & Gas Exploration & Production	0.93%	0.39%	1.32%
Industrial Conglomerates	0.90%	0.39%	1.29%
Packaged Foods & Meats	0.51%	0.78%	1.29%
Computer Hardware	1.23%	0.05%	1.28%
Aerospace & Defense	0.99%	0.28%	1.27%
Semiconductors	0.64%	0.54%	1.18%
Automobile Manufacturers	0.23%	0.82%	1.05%
Biotechnology	0.91%	0.13%	1.04%
Systems Software	0.99%	0.03%	1.02%
Electric Utilities	0.60%	0.36%	0.96%
Life & Health Insurance	0.40%	0.55%	0.95%
Household Products	0.74%	0.16%	0.90%
Healthcare Equipment	0.75%	0.11%	0.86%
Wireless Telecommunication Services	0.05%	0.77%	0.82%
Tobacco	0.54%	0.27%	0.81%
Data Processing & Outsourced Services	0.71%	0.09%	0.80%
Industrial Machinery	0.37%	0.42%	0.79%
Communications Equipment	0.63%	0.16%	0.79%
IT Consulting & Other Services	0.63%	0.13%	0.76%
Soft Drinks	0.67%	0.07%	0.74%
Oil & Gas Equipment & Services	0.57%	0.11%	0.68%
Diversified Metals & Mining	0.08%	0.60%	0.68%
Regional Banks	0.41%	0.25%	0.66%
Multi-Utilities	0.43%	0.22%	0.65%
Multi-Line Insurance	0.26%	0.39%	0.65%
Movies & Entertainment	0.64%	0.01%	0.65%
Asset Management & Custody Banks	0.50%	0.11%	0.61%
Restaurants	0.48%	0.11%	0.59%
Multi-Sector Holdings	0.48%	0.11%	0.59%
Electrical Components & Equipment	0.40%	0.18%	0.58%
Cable & Satellite	0.45%	0.13%	0.58%
Railroads	0.32%	0.25%	0.57%
Internet Retail	0.54%	0.01%	0.55%
Hypermarkets & Super Centers	0.38%	0.17%	0.55%
Property & Casualty Insurance	0.33%	0.21%	0.54%
Diversified Chemicals	0.31%	0.20%	0.51%
Construction & Farm Machinery	0.33%	0.17%	0.50%
Apparel, Accessories & Luxury Goods	0.15%	0.34%	0.49%
Application Software	0.30%	0.18%	0.48%
Investment Banking & Brokerage	0.34%	0.13%	0.47%

Industry	Domestic	Foreign	Total
Food Retail	0.12%	0.33%	0.45%
Apparel Retail	0.21%	0.19%	0.40%
Specialty Chemicals	0.24%	0.15%	0.39%
Consumer Finance	0.36%	0.03%	0.39%
Home Improvement Retail	0.36%	0.03%	0.39%
Specialized REITs	0.39%	0.00%	0.39%
Managed Healthcare	0.36%	0.02%	0.38%
Air Freight & Logistics	0.29%	0.08%	0.37%
Oil & Gas Refining & Marketing	0.25%	0.12%	0.37%
Steel	0.09%	0.28%	0.37%
Fertilizers & Agricultural Chemicals	0.19%	0.15%	0.34%
Auto Parts & Equipment	0.15%	0.19%	0.34%
Retail REITs	0.18%	0.15%	0.33%
Brewers	0.02%	0.30%	0.32%
Trading Companies & Distributors	0.08%	0.24%	0.32%
Drug Retail	0.29%	0.02%	0.31%
Diversified Real Estate Activities	0.00%	0.30%	0.30%
Oil & Gas Storage & Transportation	0.16%	0.13%	0.29%
Specialized Finance	0.21%	0.08%	0.29%
Computer Storage & Peripherals	0.25%	0.04%	0.29%
Healthcare Services	0.20%	0.08%	0.28%
Construction & Engineering	0.06%	0.21%	0.27%
Industrial Gases	0.15%	0.11%	0.26%
Commodity Chemicals	0.08%	0.18%	0.26%
Distillers & Vintners	0.08%	0.15%	0.23%
Life Sciences Tools & Services	0.20%	0.03%	0.23%
Diversified Capital Markets	0.00%	0.22%	0.22%
Broadcasting	0.14%	0.07%	0.21%
Healthcare Distributors	0.19%	0.02%	0.21%
Construction Materials	0.02%	0.18%	0.20%
General Merchandise Stores	0.17%	0.03%	0.20%
Gas Utilities	0.05%	0.15%	0.20%
Oil & Gas Drilling	0.08%	0.11%	0.19%
Casinos & Gaming	0.04%	0.15%	0.19%
Personal Products	0.06%	0.13%	0.19%
Semiconductor Equipment	0.10%	0.08%	0.18%
Department Stores	0.08%	0.10%	0.18%
Building Products	0.03%	0.14%	0.17%
Hotels, Resorts & Cruise Lines	0.11%	0.05%	0.16%
Publishing	0.03%	0.13%	0.16%
Footwear	0.13%	0.02%	0.15%
Diversified REITs	0.03%	0.12%	0.15%
Electronic Equipment & Instruments	0.01%	0.14%	0.15%
Airlines	0.09%	0.06%	0.15%
Advertising	0.06%	0.09%	0.15%
Gold	0.02%	0.12%	0.14%
Research & Consulting Services	0.07%	0.07%	0.14%
Reinsurance	0.03%	0.10%	0.13%
Automotive Retail	0.11%	0.02%	0.13%
Electronic Components	0.00%	0.13%	0.13%
Heavy Electrical Equipment	0.00%	0.12%	0.12%
Insurance Brokers	0.12%	0.00%	0.12%

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2013

Industry	Domestic	Foreign	Total
Electronic Manufacturing Services	0.02%	0.10%	0.12%
Residential REITs	0.10%	0.01%	0.11%
Environmental & Facilities Services	0.09%	0.02%	0.11%
Specialty Stores	0.10%	0.01%	0.11%
Agricultural Products	0.07%	0.03%	0.10%
Tires & Rubber	0.01%	0.09%	0.10%
Leisure Products	0.06%	0.04%	0.10%
Office REITs	0.05%	0.05%	0.10%
Home Building	0.05%	0.05%	0.10%
Office Electronics	0.03%	0.07%	0.10%
Paper Products	0.05%	0.05%	0.10%
Consumer Electronics	0.02%	0.08%	0.10%
Independent Power Producers & Energy Traders	0.04%	0.06%	0.10%
Security & Alarm Services	0.06%	0.04%	0.10%
Real Estate Development	0.00%	0.10%	0.10%
Thrifts & Mortgage Finance	0.03%	0.06%	0.09%
Healthcare Supplies	0.03%	0.06%	0.09%
Diversified Support Services	0.02%	0.06%	0.08%
Human Resource & Employment Services	0.03%	0.05%	0.08%
Coal & Consumable Fuels	0.03%	0.05%	0.08%
Paper Packaging	0.05%	0.03%	0.08%
Real Estate Operating Companies	0.00%	0.07%	0.07%
Industrial REITs	0.04%	0.03%	0.07%
Healthcare Facilities	0.02%	0.05%	0.07%
Marine	0.01%	0.06%	0.07%
Food Distributors	0.06%	0.01%	0.07%
Healthcare Technology	0.05%	0.01%	0.06%
Highways & Railtracks	0.00%	0.06%	0.06%
Home Furnishing Retail	0.05%	0.01%	0.06%
Trucking	0.02%	0.04%	0.06%
Metal & Glass Containers	0.03%	0.02%	0.05%
Household Appliances	0.03%	0.02%	0.05%
Distributors	0.04%	0.01%	0.05%
Computer & Electronics Retail	0.03%	0.02%	0.05%
Home Entertainment Software	0.02%	0.03%	0.05%
Office Services & Supplies	0.02%	0.03%	0.05%
Motorcycle Manufacturers	0.03%	0.01%	0.04%
Aluminum	0.02%	0.02%	0.04%

Industry	Domestic	Foreign	Total
Home Furnishings	0.03%	0.01%	0.04%
Water Utilities	0.00%	0.04%	0.04%
Specialized Consumer Services	0.04%	0.00%	0.04%
Precious Metals & Minerals	0.00%	0.04%	0.04%
Education Services	0.01%	0.02%	0.03%
Alternative Carriers	0.00%	0.03%	0.03%
Housewares & Specialties	0.03%	0.00%	0.03%
Technology Distributors	0.02%	0.01%	0.03%
Mortgage REITs	0.03%	0.00%	0.03%
Airport Services	0.00%	0.03%	0.03%
Commercial Printing	0.01%	0.02%	0.03%
Marine Ports & Services	0.00%	0.03%	0.03%
Real Estate Services	0.02%	0.00%	0.02%
Leisure Facilities	0.00%	0.02%	0.02%
Forest Products	0.01%	0.00%	0.01%
Photographic Products	0.00%	0.01%	0.01%
Textiles	0.00%	0.01%	0.01%
Catalog Retail	0.01%	0.00%	0.01%

			62.81%

Bonds and Notes
Sector	Percentage (based on Fair Value)
U.S. Treasuries	10.76%
Agency Mortgage Backed	10.02%
Corporate Notes	7.98%
Non-Agency Collateralized Mortgage Obligations	0.57%
Sovereign Bonds	0.39%
Municipal Bonds and Notes	0.26%
U.S. Government Sponsored Agencies	0.19%
Asset Backed	0.10%

30.27%

Short-Term Investments
Short-Term Investments	6.92%

6.92%

100.00%

See Notes to Schedule of Investments and Notes to Financial Statements.

Notes to Schedules of Investments	December 31, 2013

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	General Electric Co. is the parent company of GEAM, the Fund’s investment adviser.

(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013.

(d)	At December 31, 2013, all or a portion of this security was pledged to cover collateral requirements for futures and/or TBA’s.

(e)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(f)	Security is in default.
(g)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Fund’s Board of Directors.

(h)	Coupon amount represents effective yield.

(i)	GE Asset Management Incorporated (“GEAM”), the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.

*	Less than 0.05%.

**	Amount is less than $0.50.

***	Less than 0.005%.

†	Percentages are based on net assets as of December 31, 2013.

Abbreviations:

REIT	Real Estate Investment Trust

TBA	To Be Announced

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	12/31/13		12/31/12		12/31/11		12/31/10		12/31/09
Inception date	—		—		—		—		7/1/85
Net asset value, beginning of period	$17.35		$15.66		$16.42		$15.18		$12.75
Income/(loss) from investment operations:
Net investment income	0.29		0.28		0.31		0.23	*	0.20	*
Net realized and unrealized gains/(losses) on investments	2.29		1.68		(0.78)		1.23		2.45
Total income/(loss) from investment operations	2.58		1.96		(0.47)		1.46		2.65
Less distributions from:
Net investment income	0.29		0.27		0.29		0.22		0.19
Net realized gains	0.93		—		—		—		—
Return of capital	—		—		—		—		0.03
Total distributions	1.22		0.27		0.29		0.22		0.22
Net asset value, end of period	$18.71		$17.35		$15.66		$16.42		$15.18
TOTAL RETURN(a)	14.93%		12.55%		(2.85)%		9.64%		20.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,046,388		$1,015,136		$1,006,391		$1,152,587		$1,131,038
Ratios to average net assets:
Net investment income	1.50%		1.45%		1.67%		1.51%		1.47%
Net expenses	0.60%	(b)	0.73%	(b)	0.74%	(b)(c)	0.69%	(b)(c)	0.67%	(b)(c)
Gross expenses	0.61%		0.74%		0.76%		0.73%		0.70%
Portfolio turnover rate	175%		168%		195%		148%		174%

	CLASS 3
	12/31/13		12/31/12		12/31/11		12/31/10		12/31/09
Inception date	—		—		—		—		5/1/06
Net asset value, beginning of period	$17.30		$15.62		$16.38		$15.15		$12.73
Income/(loss) from investment operations:
Net investment income	0.24		0.20		0.24		0.19	*	0.17	*
Net realized and unrealized gains/(losses) on investments	2.28		1.71		(0.75)		1.23		2.45
Total income/(loss) from investment operations	2.52		1.91		(0.51)		1.42		2.62
Less distributions from:
Net investment income	0.24		0.23		0.25		0.19		0.17
Net realized gains	0.93		—		—		—		—
Return of capital	—		—		—		—		0.03
Total distributions	1.17		0.23		0.25		0.19		0.20
Net asset value, end of period	$18.65		$17.30		$15.62		$16.38		$15.15
TOTAL RETURN(a)	14.64%		12.25%		(3.10)%		9.37%		20.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,937,910		$1,769,140		$1,624,263		$1,691,910		$1,421,191
Ratios to average net assets:
Net investment income	1.25%		1.20%		1.42%		1.26%		1.26%
Net Expenses	0.85%	(b)	0.98%	(b)	0.99%	(b)(c)	0.94%	(b)(c)	0.87%	(b)(c)
Gross Expenses	0.86%		0.99%		1.01%		0.98%		0.91%
Portfolio turnover rate	175%		168%		195%		148%		174%

The accompanying Notes are an integral part of these financial statements.

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GEAM’s waiver of a portion of the Fund’s advisory and administrative fee (“management fee”) in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in an affiliated money market fund managed by GEAM.
(c)	Reflects GEAM’s contractual arrangement with the Fund to waive management fee or limit operating expenses. The most recent arrangement expired on April 30, 2011.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2013

ASSETS
Investments in securities, at Fair Value (cost $2,520,406,999)	$2,834,749,291
Investments in affiliated securities, at Fair Value (cost $20,474,809)	24,464,571
Short-term affiliated investments (at amortized cost)	212,407,850
Cash	5,150
Restricted cash	1,879,100
Foreign currency (cost $1,243,488)	1,244,398
Receivable for investments sold	25,629,402
Income receivables	7,594,970
Receivable for fund shares sold	128,621
Variation margin receivable	99,455
Other assets	43,792
Total assets	3,108,246,600

LIABILITIES
Payable for investments purchased	119,649,301
TBA sale commitments (cost $1,010,859)	1,008,789
Payable for fund shares redeemed	443,994
Payable to GEAM	852,696
Accrued other expenses	1,994,059
Total liabilities	123,948,839
NET ASSETS	$2,984,297,761

NET ASSETS CONSIST OF:
Capital paid in	$2,661,474,438
Undistributed (distributions in excess of) net investment income	(1,471,318)
Accumulated net realized gain	5,236,396
Net unrealized appreciation (depreciation) on:
Investments	318,332,054
TBA sale commitments	2,070
Futures	700,742
Foreign currency transactions	23,379
NET ASSETS	$2,984,297,761

Class 1

Net Assets	$1,046,387,610
Shares outstanding ($0.01 par value, unlimited shares outstanding)	55,929,491
Net asset value per share	$18.71

Class 3

Net Assets	$1,937,910,151
Shares outstanding ($0.01 par value, unlimited shares outstanding)	103,886,197
Net asset value per share	$18.65

The accompanying Notes are an integral part of these financial statements.

Statement of Operations For the year ended December 31, 2013

INVESTMENT INCOME
Income
Dividend	$44,862,852
Interest	16,946,575
Income from affiliated investments	752,092
Less: Foreign taxes withheld	(1,741,240)
Total income	60,820,279

Expenses
Advisory and administration fees	10,443,451
Distribution and service:
Class 1	2,059,938
Class 3	8,403,312
Directors’ fees	119,832
Custody and accounting expenses	749,459
Professional fees	192,350
Other expenses	236,956
Total expenses before waivers	22,205,298
Less: Fees waived by the adviser	(158,414)
Net expenses	22,046,884
Net investment income	$38,773,395

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$259,202,745
Affiliated investments	448,530
Futures	8,948,444
Foreign currency transactions	(840,375)

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	93,528,601
TBA sale commitments	2,070
Futures	(1,391,149)
Foreign currency translations	181,771
Net realized and unrealized gain on investments	360,080,637
Net increase in net assets resulting from operations	$398,854,032

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets
	Year Ended December 31, 2013	Year Ended December 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$38,773,395	$35,464,222
Net realized gain (loss) on investments, futures and foreign currency transactions	267,759,344	93,848,538
Net increase (decrease) in unrealized appreciation/depreciation on investments, TBA sale commitments, futures and foreign currency translations	92,321,293	189,304,056
Net increase (decrease) from operations	398,854,032	318,616,816
Distributions to shareholders from:
Net investment income
Class 1	(15,228,495)	(15,803,736)
Class 3	(23,797,552)	(23,490,058)
Net realized gains
Class 1	(49,022,001)	—
Class 3	(91,312,277)	—
Total distributions	(179,360,325)	(39,293,794)
Increase (decrease) in assets from operations and distributions	219,493,707	279,323,022
Share transactions:
Proceeds from sale of shares
Class 1	26,130,882	8,543,879
Class 3	156,954,993	174,037,895
Value of distributions reinvested
Class 1	64,250,496	15,803,736
Class 3	115,109,830	23,490,058
Cost of shares redeemed
Class 1	(138,486,440)	(121,127,522)
Class 3	(243,430,859)	(226,450,122)
Net increase (decrease) from share transactions	(19,471,098)	(125,702,076)
Total increase (decrease) in net assets	200,022,609	153,620,946

NET ASSETS
Beginning of year	2,784,275,152	2,630,654,206
End of year	$2,984,297,761	$2,784,275,152
Undistributed (distributions in excess of) net investment income, end of period	$(1,471,318)	$(158,200)

CHANGES IN FUND SHARES

Class 1
Shares sold	1,384,675	507,656
Issued for distributions reinvested	3,452,471	915,098
Shares redeemed	(7,430,996)	(7,180,857)
Net increase (decrease) in fund shares	(2,593,850)	(5,758,103)

Class 3
Shares sold	8,534,065	10,337,487
Issued for distributions reinvested	6,202,038	1,363,323
Shares redeemed	(13,114,545)	(13,441,850)
Net increase (decrease) in fund shares	1,621,558	(1,741,040)

The accompanying Notes are an integral part of these financial statements.

Notes to Financial Statements	December 31, 2013

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund (the “Fund”), Income Fund, and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers two share classes of the Fund as investment options for variable life insurance and variable annuity contracts — Class 1 and Class 3. Class 3 shares were first offered on May 1, 2006, and Fund shares outstanding prior to May 1, 2006 were designated as Class 1 shares. Each class of shares has different fees and expenses, and as a result, each class of shares will have different share price and performance. Not all variable contracts offer every class of the Fund’s shares.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Foreign Currency Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern Time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions (such as options, futures, and options on futures) to gain market exposure to a certain type of broad-based index as an alternative to investing directly in the securities representing such index.

Notes to Financial Statements	December 31, 2013

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2013, the Fund invested in futures contracts on various stock indices, bonds and notes to gain equity exposure and to manage duration of fixed income securities. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments The Fund may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Fund maintains equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund’s currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund’s financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedules of Investments. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (or liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund’s risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Notes to Financial Statements	December 31, 2013

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are charged to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund; however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service uses other available information as applicable such as benchmark curves,

Notes to Financial Statements	December 31, 2013

benchmarking of similar securities, sector groupings, and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

The Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Notes to Financial Statements	December 31, 2013

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2013:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Domestic Equity	$1,198,498,778	$—	$2,347	$1,198,501,125
Foreign Equity	730,761,735	36,314	78,501	730,876,550
U.S. Treasuries	—	330,504,539	—	330,504,539
U.S. Government Sponsored Agencies	—	5,794,663	—	5,794,663
Agency Mortgage Backed	—	307,798,075	—	307,798,075
Asset Backed	—	3,179,745	—	3,179,745
Corporate Notes	—	244,910,192	254,375	245,164,567
Non-Agency Collateralized Mortgage Obligations	—	17,449,359	—	17,449,359
Sovereign Bonds	—	11,854,783	—	11,854,783
Municipal Bonds and Notes	—	8,090,456	—	8,090,456
Short-Term Investments	212,407,850	—	—	212,407,850

Total Investments in Securities	$2,141,668,363	$929,618,126	$335,223	$3,071,621,712

Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$700,742	$—	$—	$700,742
TBA Sale Commitments	—	(1,008,789)	—	(1,008,789)

Total Investments in Securities	$2,142,369,105	$928,609,337	$335,223	$3,071,313,665

†	See Schedule of Investments for industry classification.
*	Other financial instruments include derivative instruments such as futures contracts and TBA sale commitments. Amounts shown represent unrealized appreciation (depreciation), at period end.

The Fund utilized the fair value pricing service on December 31, 2012 due to events occurring after the close of foreign local markets and before the close of regular trading on the NYSE. This resulted in certain foreign securities being classified as Level 2 at the beginning of the period which were classified as Level 1 at December 31, 2013. The value of securities that were transferred to Level 1 from Level 2 as a result was $459,406,346.

There were no other transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2013 is not presented.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2013.

	Asset Derivatives December 31, 2013		Liability Derivatives December 31, 2013
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	700,742*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Notes to Financial Statements	December 31, 2013

Shown below are the effects of derivative instruments on the Fund’s Statement of Operation, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts/Foreign Currency Forward Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	240,127,712/ (303,427,775)	9,149,757	(860,463)
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	259,476,248/ (281,172,271)	(201,313)	(530,686)
Foreign Currency Forward Exchange Contracts	Realized gain/(loss) on foreign currency related transactions, Increase/ (decrease) in unrealized appreciation/(depreciation) on foreign currency related transactions	—/ (96,115,247)	162,810	164,796

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing fund. The maximum amount allowed to be borrowed by any one fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2013.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund.

GEAM’s compensation for investment advisory and administrative services (“management fee”) is paid monthly based on average daily net assets of the Fund at an annualized rate of 0.35%. Prior to the Fund’s restructure on January 23, 2013 (see note 7), GEAM’s compensation for management fee was an annualized rate of 0.50%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund, if any.

Investor Service Plan — Class 1 and Class 3 Shares The Company adopted an Investor Service Plan (the “Service Plan”) on December 9, 2005 for Class 1 shares and on May 1, 2009 for Class 3 shares of the Fund. The Service Plan was not adopted pursuant to Rule 12b-1 under the 1940 Act. Each Service Plan provides that during any fiscal year, the amount of compensation paid under the Service Plan by the Fund’s Class 1 or Class 3 shares may not exceed the annual rate of 0.20% of the average daily net assets of the Fund attributable to each such class shares.

Notes to Financial Statements	December 31, 2013

Distribution and Shareholder Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (“12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class 1 and Class 3 shares of the Fund. Under the 12b-1 Plan for Class 1 shares that became effective May 1, 2009, payments made under the Class 1 Investor Service Plan are covered in the event that any portion of compensation paid pursuant to the Class 1 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 1 shares to finance distribution of such shares. Under each 12b-1 Plan for Class 3 shares, the Company, on behalf of the Fund, may compensate GE Investment Distributors, Inc. (“GEID”), the distributor of the shares of the Fund, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 3 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer Class 3 shares as an investment option under such variable contracts. The amount of compensation paid under the 12b-1 Plan may not exceed 0.25% for Class 3 shares, of the average daily net assets of the Fund attributable to such share class. The 12b-1 Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to it. In addition, the Class 3 12b-1 Plan covers payments made under the Class 3 Investor Service Plan in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Sub-Advisory Fees

On September 19, 2012, the Board approved a restructuring of the Fund to change the investment management of the Fund’s underlying strategies from that of active management to passive management, employing an indexing investment approach designed to track the performance of various broad-based indices (the “Fund Restructure”).

In connection with the Fund Restructure, the Board approved the appointment of a new sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), to manage the Fund’s assets using a passive indexation investment approach. GEAM continues to provide asset allocation services to the Fund, and to allocate the Fund’s assets across various asset classes in order to diversify the Fund’s holdings and to adjust the asset class weightings based on market and economic conditions. Based on the asset allocation decisions of GEAM, BlackRock manages the Fund’s assets using an indexing investment approach designed to track the performance of the desired broad-based indices representing the asset classes. The Fund’s investment objective did not change. The Fund Restructure was completed on January 31, 2013, and BlackRock became sub-adviser to the Fund effective February 1, 2013. In connection therewith, both Urdang Securities Management, Inc. and Palisade Capital Management, L.L.C. were terminated as sub-advisers to the Fund effective January 22, 2013. For their services, GEAM pays BlackRock an investment sub-advisory fee, which is calculated as a percentage of the average daily net assets of the Fund.

8.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2013, were as follows:

U.S. Government Securities
Purchases	Sales
$2,308,147,799	$2,150,616,668

Non-U.S. Government Securities
Purchases	Sales
$2,540,008,830	$2,712,829,448

Notes to Financial Statements	December 31, 2013

Affiliated Investments Transactions with affiliated investments for the year ended December 31, 2013 were as follows:

Security	Value, Beginning of period	Cost of purchases	Proceeds from sales	Dividend/Interest income	Realized gain (loss)	Value, end of period
General Electric, Common Stock	$—	$19,188,791	$(4,880,148)	$605,376	$448,530	$18,810,737
General Electric Co., Corporate Notes	—	1,173,120	—	12,155	—	1,131,942
General Electric Capital Corp., Corporate Notes	—	4,645,012	—	108,827	—	4,521,892

9.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2010, 2011, 2012, and 2013 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2013, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accum. Capital Gain/(Loss)	Late-Year Losses
$2,758,801,268	$386,171,067	$(73,350,623)	$312,820,444	$726,191	$—	$9,977,430	$—

As of December 31, 2013, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2013, the Fund utilized $102,556,746 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the year ended December 31, 2013.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2013	$38,921,816	$140,438,509	$179,360,325
2012	39,293,794	—	39,293,794

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) investments in futures, losses deferred due to wash sale transactions, real estate investment trust basis adjustments, capital gain tax, distribution re-designations, partnership basis adjustments, passive foreign investment company gains and losses, foreign currency gains and losses and losses deferred due to offsetting positions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for

Notes to Financial Statements	December 31, 2013

distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2013 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$(1,060,466)	$9,946,431	$(8,885,965)

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Total Return Fund (the “Fund”), a series of GE Investments Funds, Inc., as of December 31, 2013 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return Fund as of December 31, 2013, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 17, 2014

Tax Information	(Unaudited)

For the year ended December 31, 2013, the Fund hereby designates $140,438,509 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

Advisory and Administrative Agreement Approvals	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 11 and December 13, 2013. The Board did not consider the continuance of the Investment Sub-Advisory Agreement with Blackrock Investment Management, LLC due to the fact that renewal of the agreement was not required until December 2014.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to

GEAM’s infrastructure, systems and shareholder servicing model. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their past experiences with GEAM. In connection with their consideration of GEAM’s services, they focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that the services provided by GEAM continue to be satisfactory.

Advisory and Administrative Agreement Approvals	(Unaudited)

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, GEAM’s asset allocation process, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and the Fund’s relative underperformance. The Board members discussed GEAM’s investment approach with respect to the Fund and the reasons for the Fund’s relative underperformance, and considered how the recent Fund restructuring could impact the Fund’s performance going forward.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other similar mutual funds managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to

the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business, in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

The Board noted that the Fund experienced a moderate increase in assets over the past year, and the Board members considered the extent to which economies of scale would be realized as the Fund continues to grow and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, including GEAM’s asset allocation services and services required to oversee the Fund’s sub-adviser, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. In light of the foregoing, the

Advisory and Administrative Agreement Approvals	(Unaudited)

Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 17 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1988.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 through June 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member Board of Governors of the Investment Company Institute since October 2006; Director of GE Asset Management (Ireland) Limited since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998; Trustee of General Electric Insurance Plan Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    52

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 6 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Director of GE Investment Distributors, Inc. since June 2011; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

Additional Information	(Unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 3 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Additional Information	(Unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 10 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 17 years

Principal Occupation(s) During Past 5 years    Managing General Partner, NGN Capital LLC since 2006; and Treasurer of NeuroScience Research Institute since 1986.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; and Director of Artes Medical from 2006 to 2008.

Additional Information	(Unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Robert Meyers

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Real Estate Securities Fund

Annual Report

December 31, 2013

GE Investments Funds, Inc.

Real Estate Securities Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2013 (Unaudited)

The information provided on the performance page relates to the GE Investments Real Estate Securities Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

FTSE NAREIT Equity REITs Index is an unmanaged index of all tax-qualified equity real estate investment trusts (REITs)

(except Timber REITs or Infrastructure REITs) listed on the New York Stock Exchange, American Stock Exchange and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2014 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Real Estate Securities Fund	(Unaudited)

CenterSquare Investment Management, Inc. (CenterSquare) (formerly, Urdang Securities Management, Inc.) is the sub-adviser for the Real Estate Securities Fund. CenterSquare is a wholly owned subsidiary of CenterSquare Investment Management Holdings, Inc. (CenterSquare Holdings) (formerly, Urdang Capital Management, Inc.). CenterSquare Holdings is wholly owned by The Bank of New York Mellon Corporation (BNY Mellon) and operates as part of BNY Mellon’s Investment Management Division. As a wholly owned subsidiary of CenterSquare Holdings, CenterSquare is a second tier subsidiary of BNY Mellon. CenterSquare is a registered investment adviser that was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded real estate investment trusts (REITs).

The Real Estate Securities Fund is co-managed by Dean Frankel, CFA and Eric Rothman, CFA.

Dean Frankel is Global Co-Head, Real Estate Securities at CenterSquare. He serves as a senior portfolio manager for U.S., North America and Global real estate securities portfolios. Mr. Frankel joined CenterSquare in 1997 and has over 16 years of real estate investment experience. Mr. Frankel is responsible for management of CenterSquare’s proprietary research process including the firm’s proprietary valuation model. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while co-managing the daily operations of CenterSquare’s real estate securities group.

Eric Rothman is Portfolio Manager, Real Estate Securities at CenterSquare. As portfolio manager, Mr. Rothman is responsible for market research, sector allocations, and real estate securities analysis across the real estate securities investment universe. Mr. Rothman joined CenterSquare in 2006 and has over 18 years of real estate securities and real estate investment experience, including being a sell-side REIT analyst at Wachovia Securities from 2001 to 2006 and an analyst at AEW Capital Management, LP from 1997 to 2000.

Q.	How did the GE Investments Real Estate Securities Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2013?

A.	For the twelve-month period ended December 31, 2013, the GE Investments Real Estate Securities Fund returned 2.60%. The FTSE NAREIT Equity REITs Index, the Fund’s benchmark, returned 2.47% and the Fund’s Morningstar peer group of 41 U.S. Insurance Real Estate funds returned an average of 1.25% over the same period.
Q.	What market factors affected the Fund’s performance?

A.	The U.S. real estate securities market generated a positive return with the FTSE NAREIT Equity REITs Index posting a total return of 2.47% during the twelve-month period ended December 31, 2013. The broader equity markets outperformed the U.S. REIT market by a wide margin as the S&P 500® Index (S&P 500 Index) and the Dow Jones Industrial Average posted total returns of 32.39% and 29.65%, respectively, for the year. With the equity market fixated on the Federal Reserve commentary and direction of monetary policy, yield-oriented investment vehicles underperformed broad equities both for the quarter and the year, despite the improving macro economy. The 10-year U.S. Treasury closed the year at 3.03%, up 42bps from its September 30, 2013 level following an announcement by the Federal Reserve that it would begin tapering its bond buying program in January 2014.

Q.	What were the primary drivers of Fund performance?

A.	The Fund outperformed its benchmark by 13 bps in 2013. Both stock selection and sector selection generated strong positive alpha for the year 2013, contributing 108 bps and 36 bps of alpha, respectively. The combined effect of fees, cash, capital flows, intraday trading profits and other items not directly captured by our attribution measurement system combined to reduce relative performance by roughly another 131 bps. The positive contribution from stock selection was broad-based with office and residential picks generating significant alpha. Sector selection outperformance was driven by an underweight to health care sector and overweight to office sector, which more than offset the negative alpha from an earlier overweight to residential.

Q.	Were there any significant changes to the Fund during the period?

A.	We did not deviate from the investment process, philosophy or approach we have consistently applied since 1995. Since inception, our investment process has included a qualitative assessment of each company relative to its peers. In 2013, a formal qualitative scoring was added as an enhancement.

2

Real Estate Securities Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2013 - December 31, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	971.10	4.67
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,020.47	4.79

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.94% (for the period July 1, 2013 - December 31, 2013), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Real Estate Securities Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum total return through current income and capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks, and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets. The Fund does not invest directly in real estate.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/13

	One Year	Five Year	Ten Year
Number of funds in peer group	41	41	38
Peer group average annual total return	1.25%	15.45%	7.95%
Morningstar Category in peer group: U.S. Insurance Real Estate

Sector Allocation

as a % of Fair Value of $102,771 (in thousands) on December 31, 2013 (b)(c)

Top Ten Largest Holdings

as of December 31, 2013 (as a % of Fair Value) (b)(c)

Simon Property Group Inc.	7.38%
Prologis Inc.	4.54%
Ventas Inc.	4.37%
Boston Properties Inc.	3.91%
Host Hotels & Resorts Inc.	3.82%
General Growth Properties Inc.	3.52%
The Macerich Co.	3.52%
Vornado Realty Trust	3.22%
Kimco Realty Corp.	3.08%
UDR Inc.	2.92%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2013

Class 1 Shares (Inception date 05/01/95)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Real Estate Securities	2.60%	18.17%	9.46%	$24,690
FTSE NAREIT Equity REITs Index	2.47%	16.50%	8.42%	$22,847

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

4

Real Estate Securities Fund

Schedule of Investments	December 31, 2013

Real Estate Securities Fund

	Number of Shares	Fair Value
Common Stock (REITs) — 98.7%†

Diversified — 4.5%

Cousins Properties Inc.	42,020	$432,806
Empire State Realty Trust Inc.	53,950	825,435
Vornado Realty Trust	37,280	3,310,091
		4,568,332

Freestanding — 0.7%

National Retail Properties Inc.	24,640	747,331

Healthcare — 10.5%

Aviv REIT Inc.	27,460	650,802
HCP Inc.	75,890	2,756,325
Healthcare REIT Inc.	39,800	2,132,086
National Health Investors Inc.	3,960	222,156
Omega Healthcare Investors Inc.	16,480	491,104
Ventas Inc.	78,400	4,490,752
		10,743,225

Hotel — 8.1%

Ashford Hospitality Prime Inc.	3,530	64,246
Host Hotels & Resorts Inc.	202,150	3,929,796
LaSalle Hotel Properties	17,770	548,382
RLJ Lodging Trust	14,710	357,747
Strategic Hotels & Resorts Inc.	99,040	935,928	(a)
Sunstone Hotel Investors Inc.	184,880	2,477,392
		8,313,491

Industrial — 6.4%

EastGroup Properties Inc.	9,530	552,073
First Industrial Realty Trust Inc.	45,020	785,599
Prologis Inc.	126,280	4,666,046
Rexford Industrial Realty Inc.	46,130	608,916
		6,612,634

Multifamily — 15.1%

American Campus Communities Inc.	32,110	1,034,263
AvalonBay Communities Inc.	21,350	2,524,210
BRE Properties Inc.	17,180	939,918
Camden Property Trust	31,060	1,766,693
Equity Residential	42,550	2,207,069
Essex Property Trust Inc.	17,350	2,489,898
Mid-America Apartment Communities Inc.	25,100	1,524,574
UDR Inc.	128,600	3,002,810
		15,489,435

Office — 14.5%

Alexandria Real Estate Equities Inc.	26,700	1,698,654
Boston Properties Inc.	40,030	4,017,811
Brandywine Realty Trust	67,890	956,570

	Number of Shares	Fair Value

Douglas Emmett Inc.	7,820	$182,128
Highwoods Properties Inc.	77,950	2,819,452
Hudson Pacific Properties Inc.	32,800	717,336
Kilroy Realty Corp.	34,690	1,740,744
SL Green Realty Corp.	29,600	2,734,448
		14,867,143

Office/Industrial — 4.8%

Duke Realty Corp.	129,060	1,941,062
Liberty Property Trust	87,595	2,966,843
		4,907,905

Regional Malls — 18.1%

General Growth Properties Inc.	180,110	3,614,808
Simon Property Group Inc.	49,870	7,588,219
Tanger Factory Outlet Centers	91,180	2,919,583
Taubman Centers Inc.	13,330	852,054
The Macerich Co.	61,370	3,614,079
		18,588,743

Self Storage — 5.5%

CubeSmart	50,770	809,274
Extra Space Storage Inc.	17,410	733,483
Public Storage	18,770	2,825,260
Sovran Self Storage Inc.	20,340	1,325,558
		5,693,575

Shopping Centers — 9.4%

Brixmor Property Group Inc.	30,790	625,961
DDR Corp.	39,350	604,810
Federal Realty Investment Trust	17,750	1,800,027
Kimco Realty Corp.	160,440	3,168,690
Regency Centers Corp.	59,310	2,746,053
Retail Properties of America Inc.	51,550	655,716
		9,601,257

Specialty — 1.1%

Digital Realty Trust Inc.	22,590	1,109,622

Total Common Stock (REITs) (Cost $102,428,807)		101,242,693

Short-Term Investments — 1.5%
GE Institutional Money Market Fund — Investment Class 0.00% (Cost $1,528,597)		1,528,597	(b,c)

Total Investments (Cost $103,957,404)		102,771,290

Liabilities in Excess of Other Assets, net — (0.2)%		(168,740)

NET ASSETS — 100.0%		$102,602,550

See Notes to Schedule of Investments and Notes to Financial Statements.

5

Notes to Schedules of Investments	December 31, 2013

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.
(c)	GE Asset Management Incorporated (“GEAM”), the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.

†	Percentages are based on net assets as of December 31, 2013.

Abbreviations:

REIT	Real Estate Investment Trust

6

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/13		12/31/12		12/31/11		12/31/10		12/31/09
Inception date	—		—		—		—		5/1/95
Net asset value, beginning of period	$13.27		$11.58		$10.68		$8.41		$6.46
Income/(loss) from investment operations:
Net investment income	0.19		0.29		0.21		0.19	*	1.03
Net realized and unrealized gains/(losses) on investments	0.16		1.65		0.84		2.24		1.29
Total income from investment operations	0.35		1.94		1.05		2.43		2.32
Less distributions from:
Net investment income	0.20		0.25		0.15		0.16		0.22
Net realized gains	0.74		—		—		—		—
Return of capital	—		—		—		—		0.15
Total distributions	0.94		0.25		0.15		0.16		0.37
Net asset value, end of period	$12.68		$13.27		$11.58		$10.68		$8.41
TOTAL RETURN(a)	2.60%		16.79%		9.85%		28.94%		35.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$102,603		$76,751		$75,012		$78,316		$70,574
Ratios to average net assets:
Net investment income	1.50%		2.13%		1.73%		1.97%		4.75%
Net expenses	0.96%	(b)	0.98%	(b)	1.04%	(b)	0.92%	(b)	1.04%	(b)
Gross expenses	0.96%		0.98%		1.04%		0.93%		1.04%
Portfolio turnover rate	82%		49%		69%		113%		105%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GEAM’s waiver of a portion of the Fund’s advisory and administrative fee (“management fee”) in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in an affiliated money market fund managed by GEAM.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities December 31, 2013

ASSETS
Investments in securities, at Fair Value (cost $102,428,807)	$101,242,693
Short-term affiliated investments (at amortized cost)	1,528,597
Receivable for investments sold	277,000
Income receivables	476,917
Receivable for fund shares sold	2,322
Other assets	1,463
Total assets	103,528,992

LIABILITIES
Payable for investments purchased	760,255
Payable for fund shares redeemed	27,532
Payable to GEAM	73,067
Accrued other expenses	65,588
Total liabilities	926,442
NET ASSETS	$102,602,550

NET ASSETS CONSIST OF:
Capital paid in	103,512,767
Accumulated net realized gain	275,897
Net unrealized appreciation (depreciation) on:
Investments	(1,186,114)
NET ASSETS	$102,602,550
Shares outstanding ($0.01 par value, unlimited shares outstanding)	8,090,631
Net asset value per share	$12.68

The accompanying Notes are an integral part of these financial statements.

8

Statement of Operations For the year ended December 31, 2013

INVESTMENT INCOME
Income
Dividend	$2,287,575
Income from affiliated investments	202
Less: Foreign taxes withheld	(1,567)
Total income	2,286,210

Expenses
Advisory and administration fees	791,908
Directors’ fees	3,567
Custody and accounting expenses	42,674
Professional fees	20,281
Other expenses	35,400
Total expenses before waivers	893,830
Less: Fees waived by the adviser	(1,364)
Net expenses	892,466
Net investment income	1,393,744

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	10,391,693
Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(12,704,573)
Net realized and unrealized loss on investments	(2,312,880)
Net decrease in net assets resulting from operations	$ (919,136)

The accompanying Notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets
	Year Ended December 31, 2013	Year Ended December 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,393,744	$1,672,840
Net realized gain (loss) on investments	10,391,693	8,025,669
Net increase (decrease) in unrealized appreciation/depreciation on investments	(12,704,573)	2,372,291
Net increase (decrease) from operations	(919,136)	12,070,800
Distributions to shareholders from:
Net investment income
Class 1	(1,500,249)	(1,450,497)
Net realized gains
Class 1	(5,564,407)	—
Total distributions	(7,064,656)	(1,450,497)
Increase (decrease) in assets from operations and distributions	(7,983,792)	10,620,303
Share transactions:
Proceeds from sale of shares
Class 1	47,940,482	6,493,828
Value of distributions reinvested
Class 1	7,064,656	1,450,497
Cost of shares redeemed
Class 1	(21,169,647)	(16,824,285)
Class 4*	—	(12,374)
Net increase (decrease) from share transactions	33,835,491	(8,892,334)
Total increase (decrease) in net assets	25,851,699	1,727,969

NET ASSETS
Beginning of year	76,750,851	75,022,882
End of year	$102,602,550	$76,750,851

CHANGES IN FUND SHARES

Class 1
Shares sold	3,262,215	499,016
Issued for distributions reinvested	555,834	109,720
Shares redeemed	(1,512,052)	(1,300,403)
Net increase (decrease) in fund shares	2,305,997	(691,667)

Class 4*
Shares redeemed	—	(935)
Net increase (decrease) in fund shares	—	(935)

*	Share Class 4 was closed effective June 29, 2012.

The accompanying Notes are an integral part of these financial statements.

10

Notes to Financial Statements	December 31, 2013

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund, and Real Estate Securities Fund (the “Fund”).

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions to gain market exposure for residual and accumulating cash positions.

Real Estate Investment Trusts Dividend income, attributable to real estate investment trusts (“REITs”), is recorded based on management’s estimate of the income included in the distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of the investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end and may differ from the estimated amounts.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value

11

Notes to Financial Statements	December 31, 2013

and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps,

12

Notes to Financial Statements	December 31, 2013

cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2013:

Investments	Level 1		Level 2	Level 3	Total
Investments in Securities†
Common Stock		$101,242,693	$—	$—	$101,242,693
Short-Term Investments		1,528,597	—	—	1,528,597
Total Investments in Securities	$102,771,290		$—	$—	$102,771,290

†	See Schedule of Investments for Industry Classifications

There were no transfers between fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing fund. The maximum amount allowed to be borrowed by any one fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2013.

5.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Board effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“management fee”) is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

Average Daily Net Assets of Fund	Advisory and Administration Fees
First $100 million	0.85%
Next $100 million	0.80%
Over $200 million	0.75%

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund, if any.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

6.	Sub-Advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM, CenterSquare Management, Inc. (“CenterSquare”) is the Sub-Adviser to the Fund. CenterSquare is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board. For their services, GEAM pays CenterSquare monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

13

Notes to Financial Statements	December 31, 2013

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2013, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$103,363,618	$74,944,980

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2010, 2011, 2012, and 2013 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2013, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accum. Capital Gain/(Loss)	Late-Year Losses
$104,345,153	$4,135,506	$(5,709,369)	$(1,573,863)	$—	$—	$861,594	$(197,947)

As of December 31, 2013, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2013, the Fund utilized $3,984,210 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2013 as follows:

Capital	Ordinary
$(197,947)	$—

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2013	$1,393,744	$5,670,912	$7,064,656
2012	1,450,497	—	1,450,497

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts, investments organized as partnerships for tax purposes and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or

14

Notes to Financial Statements	December 31, 2013

available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2013 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$106,505	$514,945	$(621,450)

15

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Real Estate Securities Fund (the “Fund”), a series of GE Investments Funds, Inc., as of December 31, 2013 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Real Estate Securities Fund as of December 31, 2013, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 17, 2014

16

Tax Information	(Unaudited)

For the year ended December 31, 2013, the Fund hereby designates $5,670,912 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

17

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreement with the Fund’s sub-adviser, CenterSquare Investment Management, Inc. (“CenterSquare”), formerly known as Urdang Securities Management, Inc., at meetings held on December 11 and December 13, 2013.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and CenterSquare. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members noted that GEAM does not manage any other mutual funds or investment products that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or CenterSquare were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from CenterSquare a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, CenterSquare. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems and shareholder servicing model. To focus their review, the Board members asked GEAM management and CenterSquare, in their oral presentations and/or written materials, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of CenterSquare during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and CenterSquare, taking into account their past experiences with GEAM and their multi-year experience with CenterSquare. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals including

18

Advisory and Administrative Agreement Renewal	(Unaudited)

analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by CenterSquare, the Board members focused on CenterSquare’s favorable attributes relating to its investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, including research capabilities, and favorable history and reputation.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and CenterSquare continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Adviser.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of CenterSquare about each of their investment processes and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the Fund’s investment style and approach employed, the likely market cycles for the investment style and the Fund’s relatively favorable performance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to CenterSquare by GEAM, and the cost of the services provided by GEAM and CenterSquare to the Fund. The Board members reviewed the information they had requested from GEAM and CenterSquare concerning their profitability. The Board members considered the profit margin information for

GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM and CenterSquare for various past periods. The Board members noted that GEAM, and not the Fund, pays the sub-advisory fees to CenterSquare. The Board members determined that GEAM and CenterSquare should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and CenterSquare from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

The Board noted that the Fund experienced an increase in assets over the past year, and the Board members considered the extent to which economies of scale would be realized as the Fund continues to grow and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund. They recognized the economies of scale benefits that would be derived by the Fund as a result of the breakpoint fee

19

Advisory and Administrative Agreement Renewal	(Unaudited)

structure in the event that average daily net assets exceed $100 million. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the respective services provided to the Fund by each of GEAM and CenterSquare, and the fees charged for those services, including the allocation of total advisory fees between them. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. The Board members also reviewed comparative mutual fund and/or other account fee information provided by CenterSquare. The Board, including the independent Board members, concluded that, based on this information, the advisory and sub-advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and CenterSquare may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and sub-advisory agreements was in the best interests of the Fund and its shareholders.

20

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified — 17 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer — Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1988.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 through June 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member Board of Governors of the Investment Company Institute since October 2006; Director of GE Asset Management (Ireland) Limited since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998; Trustee of General Electric Insurance Plan Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    52

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 6 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

21

Additional Information	(Unaudited)

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Director of GE Investment Distributors, Inc. since June 2011; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — Vice President and Secretary — 3 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 8 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — 2 years

22

Additional Information	(Unaudited)

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified — 10 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel — Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 17 years

Principal Occupation(s) During Past 5 years    Managing General Partner, NGN Capital LLC since 2006; and Treasurer of NeuroScience Research Institute since 1986.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; and Director of Artes Medical from 2006 to 2008.

23

Additional Information	(Unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 2 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

24

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Robert Meyers

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

25

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR and is included in the following link:

https://www.geam.com/ExternalWar/common/docs/pdf/Spirit_Letter.pdf

There have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the registrant has determined that John R. Costantino and Donna M. Rapaccioli are designated as the audit committee financial experts for the Funds; and further that it is the finding of the Board of Directors that Mr. Costantino and Ms. Rapaccioli, the audit committee financial experts, qualify as being “independent” pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the registrant’s principal accountant (the “Auditor”) for the audit of the registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $158,000 in 2012 and $163,460 in 2013.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit of the registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the registrant during the Reporting Periods.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Investments Funds, Inc. (the “Funds”) Board of Directors is responsible, among other things, for the appointment, compensation and oversight of the work of the Funds’ Auditor. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. The following excerpt from the Audit Committee Charter sets forth the pre-approval policies and procedures:

Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

(2) PERCENTAGE OF SERVICES DESCRIBED IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during the Reporting Period for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the registrant, and rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s adviser (“Service Affiliates”), for the Reporting Periods were $0 in 2012 and $0 in 2013.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates during the Reporting Period that were not pre-approved.

Item 5.	Audit Committee of Listed Registrants.

Applicable only to Closed-End Management Investment Companies.

Item 6.	Schedule of Investments.

(a)	The Schedule of Investments as of the close of the reporting period for the Total Return Fund is listed below. The Schedules of Investments as of the close of the reporting period for the U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Fund, Core Value Equity Fund, Small-Cap Equity Fund, Income Fund, and the Real Estate Securities Fund and a Summary Schedule of Investments for the Total Return Fund are included as part of the report to shareholders filed under Item 1 of this form.

Total Return Fund

Schedule of Investments—December 31, 2013

	Number of Shares	Fair Value
Domestic Equity—40.1% †
Common Stock—40.1%

Advertising—0.1%
Digital Generation Inc.	847	$10,799	(a)
Harte-Hanks Inc.	1,497	11,707
Lamar Advertising Co.	1,970	102,933	(a)
MDC Partners Inc.	1,366	34,847
National CineMedia Inc.	2,167	43,253
Omnicom Group Inc.	17,071	1,269,570
ReachLocal Inc.	487	6,190	(a)
The Interpublic Group of Companies Inc.	27,612	488,732
		1,968,031

Aerospace & Defense—1.1%
AAR Corp.	1,461	40,923
Aerovironment Inc.	686	19,983	(a)
Alliant Techsystems Inc.	958	116,569
American Science & Engineering Inc.	282	20,279
API Technologies Corp.	1,521	5,187	(a)
Astronics Corp.	603	30,753	(a)
B/E Aerospace Inc.	2,958	257,435	(a)
Cubic Corp.	725	38,179
Curtiss-Wright Corp.	1,757	109,338
DigitalGlobe Inc.	2,796	115,055	(a)
Ducommun Inc.	398	11,864	(a)
Engility Holdings Inc.	685	22,879	(a)
Erickson Air-Crane Inc.	74	1,538	(a)
Esterline Technologies Corp.	2,116	215,747	(a)
Exelis Inc.	5,632	107,346
GenCorp Inc.	2,358	42,491	(a)
General Dynamics Corp.	22,194	2,120,637
HEICO Corp.	2,491	144,353
Honeywell International Inc.	52,048	4,755,626
Huntington Ingalls Industries Inc.	1,477	132,945
Innovative Solutions & Support Inc.	736	5,365	(a)
Kratos Defense & Security Solutions Inc.	1,875	14,400	(a)
L-3 Communications Holdings Inc.	5,879	628,230
LMI Aerospace Inc.	375	5,528	(a)
Lockheed Martin Corp.	17,847	2,653,135
Moog Inc.	1,704	115,770	(a)
National Presto Industries Inc.	196	15,778
Northrop Grumman Corp.	14,725	1,687,632
Orbital Sciences Corp.	2,271	52,914	(a)
Precision Castparts Corp.	9,635	2,594,705
Raytheon Co.	21,191	1,922,024
Rockwell Collins Inc.	8,903	658,110
Sparton Corp.	327	9,140	(a)
Taser International Inc.	1,884	29,918	(a)

Teledyne Technologies Inc.	1,385	127,226	(a)
Textron Inc.	18,766	689,838
The Boeing Co.	45,857	6,259,022
The KEYW Holding Corp.	1,108	14,892	(a)
Triumph Group Inc.	1,570	119,430
United Technologies Corp.	55,995	6,372,231
		32,284,415

Agricultural Products—0.1%
Alico Inc.	152	5,908
Archer-Daniels-Midland Co.	43,645	1,894,193
Darling International Inc.	5,910	123,401	(a)
Fresh Del Monte Produce Inc.	1,437	40,667
Griffin Land & Nurseries Inc.	124	4,139
Ingredion Inc.	2,301	157,527
Limoneira Co.	381	10,131
		2,235,966

Air Freight & Logistics—0.3%
Air Transport Services Group Inc.	1,842	14,902	(a)
Atlas Air Worldwide Holdings Inc.	977	40,204	(a)
CH Robinson Worldwide Inc.	10,059	586,842
Echo Global Logistics Inc.	594	12,759	(a)
Expeditors International of Washington Inc.	13,570	600,472
FedEx Corp.	19,743	2,838,451
Forward Air Corp.	1,165	51,155
Hub Group Inc.	1,417	56,510	(a)
Pacer International Inc.	1,000	8,260	(a)
Park-Ohio Holdings Corp.	326	17,082	(a)
United Parcel Service Inc.	47,415	4,982,368
UTi Worldwide Inc.	6,194	108,767
XPO Logistics Inc.	1,072	28,183	(a)
		9,345,955

Airlines—0.1%
Alaska Air Group Inc.	2,088	153,197
Allegiant Travel Co.	584	61,577
Delta Air Lines Inc.	56,750	1,558,923
Hawaiian Holdings Inc.	1,702	16,390	(a)
JetBlue Airways Corp.	15,315	130,943	(a)
Republic Airways Holdings Inc.	1,809	19,338	(a)
SkyWest Inc.	1,907	28,281
Southwest Airlines Co.	46,216	870,709
Spirit Airlines Inc.	2,293	104,125	(a)
		2,943,483

Airport Services—0.0%*
Wesco Aircraft Holdings Inc.	1,533	33,603	(a)

Alternative Carriers—0.0%*
8x8 Inc.	3,220	32,715	(a)
Cogent Communications Group Inc.	1,780	71,930
inContact Inc.	1,963	15,331	(a)
Inteliquent Inc.	1,048	11,968
Iridium Communications Inc.	2,715	16,996	(a)
Lumos Networks Corp.	584	12,264
magicJack VocalTec Ltd.	685	8,165	(a)
ORBCOMM Inc.	1,704	10,804	(a)

Premiere Global Services Inc.	1,759	20,387	(a)
Straight Path Communications Inc.	333	2,727	(a)
Towerstream Corp.	2,314	6,850	(a)
tw telecom Inc.	4,322	131,691	(a)
Vonage Holdings Corp.	5,322	17,722	(a)
		359,550

Aluminum—0.0%*
Alcoa Inc.	70,654	751,052
Century Aluminum Co.	1,852	19,372	(a)
Kaiser Aluminum Corp.	716	50,292
Noranda Aluminum Holding Corp.	1,619	5,326
		826,042

Apparel Retail—0.3%
Abercrombie & Fitch Co.	2,295	75,528
Aeropostale Inc.	3,032	27,561	(a)
American Eagle Outfitters Inc.	5,073	73,051
ANN Inc.	3,121	114,104	(a)
Ascena Retail Group Inc.	3,868	81,847	(a)
bebe stores Inc.	1,010	5,373
Body Central Corp.	706	2,782	(a)
Brown Shoe Company Inc.	1,660	46,712
Chico’s FAS Inc.	4,755	89,584
Christopher & Banks Corp.	1,436	12,263	(a)
Citi Trends Inc.	652	11,084	(a)
Destination Maternity Corp.	445	13,297
Destination XL Group Inc.	1,280	8,410	(a)
Express Inc.	3,301	61,630	(a)
Foot Locker Inc.	4,467	185,112
Francesca’s Holdings Corp.	1,682	30,966	(a)
Genesco Inc.	890	65,023	(a)
Guess? Inc.	1,778	55,242
Jos A Bank Clothiers Inc.	1,077	58,944	(a)
L Brands Inc.	16,175	1,000,424
New York & Company Inc.	1,362	5,952	(a)
Pacific Sunwear of California Inc.	1,667	5,568	(a)
Ross Stores Inc.	14,373	1,076,969
Shoe Carnival Inc.	633	18,363
Stage Stores Inc.	1,224	27,197
Stein Mart Inc.	917	12,334
The Buckle Inc.	998	52,455
The Cato Corp.	1,041	33,104
The Children’s Place Retail Stores Inc.	893	50,874	(a)
The Finish Line Inc.	1,894	53,354
The Gap Inc.	17,572	686,714
The Men’s Wearhouse Inc.	1,809	92,404
The Wet Seal Inc.	2,890	7,890	(a)
Tilly’s Inc.	410	4,695	(a)
TJX Companies Inc.	47,175	3,006,463
Urban Outfitters Inc.	7,215	267,676	(a)
Zumiez Inc.	799	20,774	(a)
		7,441,723

Apparel, Accessories & Luxury Goods—0.2%
American Apparel Inc.	2,539	3,123	(a)
Carter’s Inc.	1,631	117,090
Coach Inc.	18,604	1,044,243

Columbia Sportswear Co.	468	36,855
Costa Inc.	408	8,866	(a)
Fifth & Pacific Companies Inc.	4,503	144,411	(a)
Fossil Group Inc.	3,259	390,884	(a)
G-III Apparel Group Ltd.	641	47,299	(a)
Hanesbrands Inc.	2,976	209,124
Iconix Brand Group Inc.	1,926	76,462	(a)
Movado Group Inc.	665	29,267
Oxford Industries Inc.	498	40,174
Perry Ellis International Inc.	539	8,511	(a)
PVH Corp.	5,395	733,828
Quiksilver Inc.	5,086	44,604	(a)
Ralph Lauren Corp.	3,955	698,334
The Jones Group Inc.	3,023	45,224
Tumi Holdings Inc.	1,815	40,928	(a)
Under Armour Inc.	2,410	210,393	(a)
Vera Bradley Inc.	730	17,549	(a)
VF Corp.	23,364	1,456,512
Vince Holding Corp.	409	12,544	(a)
		5,416,225

Application Software—0.4%
Accelrys Inc.	1,916	18,279	(a)
ACI Worldwide Inc.	2,642	171,730	(a)
Actuate Corp.	1,596	12,305	(a)
Adobe Systems Inc.	30,837	1,846,520	(a)
Advent Software Inc.	2,452	85,795
American Software Inc.	1,036	10,225
ANSYS Inc.	2,782	242,590	(a)
Aspen Technology Inc.	3,502	146,384	(a)
Autodesk Inc.	14,951	752,484	(a)
Blackbaud Inc.	1,742	65,586
Bottomline Technologies Inc.	1,431	51,745	(a)
BroadSoft Inc.	1,062	29,035	(a)
Cadence Design Systems Inc.	8,643	121,175	(a)
Callidus Software Inc.	1,542	21,172	(a)
Citrix Systems Inc.	12,365	782,086	(a)
Compuware Corp.	6,510	72,977
Comverse Inc.	824	31,971	(a)
Concur Technologies Inc.	1,419	146,412	(a)
Digimarc Corp.	295	5,682
Ebix Inc.	1,126	16,575
Ellie Mae Inc.	981	26,359	(a)
EPIQ Systems Inc.	1,145	18,560
ePlus Inc.	167	9,492	(a)
FactSet Research Systems Inc.	1,206	130,947
Fair Isaac Corp.	2,421	152,136
Guidance Software Inc.	654	6,605	(a)
Guidewire Software Inc.	1,793	87,983	(a)
Informatica Corp.	3,263	135,415	(a)
Interactive Intelligence Group Inc.	578	38,934	(a)
Intuit Inc.	18,895	1,442,066
Jive Software Inc.	1,648	18,540	(a)
Manhattan Associates Inc.	724	85,056	(a)
Mentor Graphics Corp.	6,489	156,190
MicroStrategy Inc.	338	41,993	(a)

Mitek Systems Inc.	951	5,649	(a)
Model N Inc.	315	3,714	(a)
Monotype Imaging Holdings Inc.	1,453	46,293
Netscout Systems Inc.	1,373	40,627	(a)
Pegasystems Inc.	655	32,213
PROS Holdings Inc.	849	33,875	(a)
PTC Inc.	8,058	285,173	(a)
QAD Inc.	234	4,132
QLIK Technologies Inc.	3,340	88,944	(a)
RealPage Inc.	1,715	40,097	(a)
Salesforce.com Inc.	36,761	2,028,840	(a)
Seachange International Inc.	1,305	15,869	(a)
Silver Spring Networks Inc.	227	4,767	(a)
SolarWinds Inc.	1,962	74,222	(a)
Solera Holdings Inc.	2,073	146,686
SS&C Technologies Holdings Inc.	2,240	99,142	(a)
Synchronoss Technologies Inc.	1,113	34,581	(a)
Synopsys Inc.	4,644	188,407	(a)
Tangoe Inc.	1,085	19,541	(a)
Telenav Inc.	688	4,534	(a)
The Ultimate Software Group Inc.	1,045	160,115	(a)
TIBCO Software Inc.	4,611	103,655	(a)
TiVo Inc.	4,831	63,383	(a)
Tyler Technologies Inc.	1,175	120,003	(a)
Verint Systems Inc.	2,016	86,567	(a)
VirnetX Holding Corp.	1,601	31,075	(a)
Vringo Inc.	2,628	7,779	(a)
		10,750,887

Asset Management & Custody Banks—0.6%
Affiliated Managers Group Inc.	1,590	344,839	(a)
Ameriprise Financial Inc.	12,904	1,484,605
Apollo Investment Corp.	15,382	130,439
Arlington Asset Investment Corp.	587	15,491
BlackRock Inc.	8,428	2,667,209
Calamos Asset Management Inc.	1,022	12,100
Capital Southwest Corp.	460	16,040
Capitala Finance Corp.	150	2,985
CIFC Corp.	406	3,159
Cohen & Steers Inc.	729	29,204
Diamond Hill Investment Group Inc.	115	13,609
Eaton Vance Corp.	3,654	156,355
Federated Investors Inc.	2,817	81,130
Fidus Investment Corp.	510	11,087
Fifth Street Finance Corp.	4,977	46,037
Financial Engines Inc.	1,844	128,121
Firsthand Technology Value Fund Inc.	380	8,805
Franklin Resources Inc.	26,781	1,546,067
GAMCO Investors Inc.	203	17,655
Garrison Capital Inc.	335	4,650
Gladstone Capital Corp.	1,077	10,339
Gladstone Investment Corp.	1,250	10,075
Golub Capital BDC Inc.	1,494	28,550
GSV Capital Corp.	691	8,354	(a)
Hercules Technology Growth Capital Inc.	2,404	39,426
Horizon Technology Finance Corp.	312	4,434

ICG Group Inc.	1,282	23,884	(a)
Invesco Ltd.	29,404	1,070,306
Janus Capital Group Inc.	10,243	126,706
KCAP Financial Inc.	1,173	9,466
Legg Mason Inc.	7,029	305,621
Main Street Capital Corp.	1,364	44,589
Manning & Napier Inc.	598	10,555
MCG Capital Corp.	2,461	10,828
Medallion Financial Corp.	589	8,452
Medley Capital Corp.	1,529	21,177
MVC Capital Inc.	1,069	14,431
New Mountain Finance Corp.	1,406	21,146
NGP Capital Resources Co.	1,121	8,374
Northern Trust Corp.	14,902	922,285
PennantPark Floating Rate Capital Ltd.	353	4,847
PennantPark Investment Corp.	2,524	29,278
Prospect Capital Corp.	10,398	116,666
Pzena Investment Management Inc.	618	7,268
Safeguard Scientifics Inc.	795	15,972	(a)
SEI Investments Co.	4,301	149,374
Silvercrest Asset Management Group Inc.	186	3,171
Solar Capital Ltd.	1,720	38,786
Solar Senior Capital Ltd.	232	4,227
State Street Corp.	29,120	2,137,117	(b)
Stellus Capital Investment Corp.	311	4,649
T Rowe Price Group Inc.	17,307	1,449,807
TCP Capital Corp.	1,322	22,183
The Bank of New York Mellon Corp.	76,183	2,661,834
THL Credit Inc.	1,048	17,281
TICC Capital Corp.	1,975	20,421
Triangle Capital Corp.	1,073	29,668
Virtus Investment Partners Inc.	266	53,213	(a)
Waddell & Reed Financial Inc.	2,563	166,903
Walter Investment Management Corp.	1,431	50,600	(a)
Westwood Holdings Group Inc.	272	16,840
WhiteHorse Finance Inc.	332	5,017
WisdomTree Investments Inc.	3,821	67,670	(a)
		16,491,377

Auto Parts & Equipment—0.2%
American Axle & Manufacturing Holdings Inc.	2,584	52,843	(a)
BorgWarner Inc.	15,384	860,119
Dana Holding Corp.	5,528	108,459
Delphi Automotive PLC	18,575	1,116,915
Dorman Products Inc.	966	54,164	(a)
Drew Industries Inc.	862	44,134
Federal-Mogul Corp.	654	12,871	(a)
Fox Factory Holding Corp.	284	5,004	(a)
Fuel Systems Solutions Inc.	482	6,685	(a)
Gentex Corp.	4,347	143,408
Gentherm Inc.	1,223	32,789	(a)
Johnson Controls Inc.	45,437	2,330,918
Modine Manufacturing Co.	1,651	21,166	(a)
Remy International Inc.	478	11,147
Shiloh Industries Inc.	213	4,154	(a)
Spartan Motors Inc.	1,559	10,445

Standard Motor Products Inc.	751	27,637
Stoneridge Inc.	1,048	13,362	(a)
Superior Industries International Inc.	880	18,154
Tenneco Inc.	2,292	129,658	(a)
Tower International Inc.	192	4,109	(a)
		5,008,141

Automobile Manufacturers—0.2%
Ford Motor Co.	261,639	4,037,090
General Motors Co.	75,567	3,088,423	(a)
Thor Industries Inc.	1,352	74,671
Winnebago Industries Inc.	1,044	28,658	(a)
		7,228,842

Automotive Retail—0.1%
Advance Auto Parts Inc.	2,188	242,168
America’s Car-Mart Inc.	346	14,612	(a)
Asbury Automotive Group Inc.	1,184	63,628	(a)
AutoNation Inc.	4,187	208,052	(a)
AutoZone Inc.	2,258	1,079,188	(a)
CarMax Inc.	14,815	696,601	(a)
CST Brands Inc.	2,261	83,024
Group 1 Automotive Inc.	807	57,313
Lithia Motors Inc.	851	59,076
Monro Muffler Brake Inc.	1,197	67,463
Murphy USA Inc.	1,328	55,192	(a)
O’Reilly Automotive Inc.	7,119	916,286	(a)
Penske Automotive Group Inc.	1,579	74,466
Sonic Automotive Inc.	1,479	36,206
The Pep Boys-Manny Moe & Jack	1,991	24,171	(a)
		3,677,446

Biotechnology—1.0%
ACADIA Pharmaceuticals Inc.	2,691	67,248	(a)
Acceleron Pharma Inc.	228	9,029	(a)
Achillion Pharmaceuticals Inc.	4,032	13,386	(a)
Acorda Therapeutics Inc.	1,531	44,705	(a)
Aegerion Pharmaceuticals Inc.	1,105	78,411	(a)
Agios Pharmaceuticals Inc.	253	6,059	(a)
Alexion Pharmaceuticals Inc.	13,006	1,730,578	(a)
Alnylam Pharmaceuticals Inc.	2,178	140,111	(a)
AMAG Pharmaceuticals Inc.	744	18,057	(a)
Amgen Inc.	50,022	5,710,512
Amicus Therapeutics Inc.	1,682	3,953	(a)
Anacor Pharmaceuticals Inc.	955	16,025	(a)
Arena Pharmaceuticals Inc.	8,286	48,473	(a)
Arqule Inc.	3,216	6,914	(a)
Array BioPharma Inc.	4,283	21,458	(a)
AVEO Pharmaceuticals Inc.	1,917	3,527	(a)
BIND Therapeutics Inc.	174	2,626	(a)
Biogen Idec Inc.	15,668	4,383,123	(a)
Biotime Inc.	1,543	5,555	(a)
Bluebird Bio Inc.	249	5,224	(a)
Celgene Corp.	27,333	4,618,184	(a)
CELL THERAPEUTICS Inc.	4,386	8,421	(a)
Celldex Therapeutics Inc.	3,337	80,789	(a)
Cellular Dynamics International Inc.	133	2,196	(a)

Cepheid Inc.	2,566	119,884	(a)
Chelsea Therapeutics International Ltd.	2,648	11,731	(a)
ChemoCentryx Inc.	915	5,298	(a)
Chimerix Inc.	285	4,306	(a)
Clovis Oncology Inc.	668	40,260	(a)
Conatus Pharmaceuticals Inc.	239	1,542	(a)
Coronado Biosciences Inc.	843	2,217	(a)
Cubist Pharmaceuticals Inc.	2,230	153,580	(a)
Curis Inc.	2,601	7,335	(a)
Cytokinetics Inc.	899	5,844	(a)
Cytori Therapeutics Inc.	3,179	8,170	(a)
Dendreon Corp.	5,804	17,354	(a)
Durata Therapeutics Inc.	514	6,574	(a)
Dyax Corp.	4,591	34,570	(a)
Dynavax Technologies Corp.	9,859	19,324	(a)
Emergent Biosolutions Inc.	1,012	23,266	(a)
Enanta Pharmaceuticals Inc.	139	3,792	(a)
Enzon Pharmaceuticals Inc.	1,783	2,068
Epizyme Inc.	206	4,285	(a)
Esperion Therapeutics Inc.	144	1,979	(a)
Exact Sciences Corp.	2,786	32,568	(a)
Exelixis Inc.	6,714	41,157	(a)
Fibrocell Science Inc.	816	3,313	(a)
Five Prime Therapeutics Inc.	187	3,140	(a)
Foundation Medicine Inc.	247	5,884	(a)
Galena Biopharma Inc.	3,777	18,734	(a)
Genomic Health Inc.	594	17,386	(a)
Geron Corp.	4,588	21,747	(a)
Gilead Sciences Inc.	101,709	7,643,431	(a)
GTx Inc.	1,449	2,391	(a)
Halozyme Therapeutics Inc.	3,269	49,002	(a)
Harvard Apparatus Regenerative Technology Inc.	280	1,330	(a)
Hyperion Therapeutics Inc.	333	6,733	(a)
Idenix Pharmaceuticals Inc.	3,842	22,975	(a)
ImmunoGen Inc.	3,188	46,768	(a)
Immunomedics Inc.	2,819	12,967	(a)
Infinity Pharmaceuticals Inc.	1,802	24,886	(a)
Insmed Inc.	1,332	22,657	(a)
Insys Therapeutics Inc.	158	6,116	(a)
Intercept Pharmaceuticals Inc.	238	16,251	(a)
InterMune Inc.	3,347	49,301	(a)
Intrexon Corp.	433	10,305	(a)
Ironwood Pharmaceuticals Inc.	3,465	40,229	(a)
Isis Pharmaceuticals Inc.	4,220	168,125	(a)
KaloBios Pharmaceuticals Inc.	589	2,603	(a)
Karyopharm Therapeutics Inc.	260	5,959	(a)
Keryx Biopharmaceuticals Inc.	3,052	39,523	(a)
KYTHERA Biopharmaceuticals Inc.	441	16,427	(a)
Lexicon Pharmaceuticals Inc.	8,160	14,688	(a)
Ligand Pharmaceuticals Inc.	664	34,926	(a)
MacroGenics Inc.	201	5,514	(a)
MannKind Corp.	5,659	29,483	(a)
MEI Pharma Inc.	413	3,308	(a)
Merrimack Pharmaceuticals Inc.	3,623	19,347	(a)
MiMedx Group Inc.	3,602	31,482	(a)

Momenta Pharmaceuticals Inc.	1,704	30,127	(a)
Nanosphere Inc.	1,489	3,410	(a)
Navidea Biopharmaceuticals Inc.	4,620	9,563	(a)
Neurocrine Biosciences Inc.	2,464	23,014	(a)
NewLink Genetics Corp.	632	13,910	(a)
Novavax Inc.	6,902	35,338	(a)
NPS Pharmaceuticals Inc.	3,826	116,157	(a)
OncoGenex Pharmaceutical Inc.	693	5,780	(a)
OncoMed Pharmaceuticals Inc.	163	4,812	(a)
Onconova Therapeutics Inc.	213	2,445	(a)
Ophthotech Corp.	322	10,417	(a)
Opko Health Inc.	7,244	61,139	(a)
Orexigen Therapeutics Inc.	3,473	19,553	(a)
Osiris Therapeutics Inc.	642	10,323	(a)
OvaScience Inc.	352	3,217	(a)
PDL BioPharma Inc.	5,394	45,525
Peregrine Pharmaceuticals Inc.	5,398	7,503	(a)
Portola Pharmaceuticals Inc.	352	9,064	(a)
Progenics Pharmaceuticals Inc.	2,247	11,977	(a)
PTC Therapeutics Inc.	359	6,092	(a)
Puma Biotechnology Inc.	843	87,276	(a)
Raptor Pharmaceutical Corp.	2,200	28,644	(a)
Receptos Inc.	264	7,653	(a)
Regeneron Pharmaceuticals Inc.	5,210	1,434,001	(a)
Regulus Therapeutics Inc.	206	1,522	(a)
Repligen Corp.	1,151	15,700	(a)
Rigel Pharmaceuticals Inc.	2,871	8,182	(a)
Sangamo Biosciences Inc.	2,330	32,364	(a)
Sarepta Therapeutics Inc.	1,429	29,109	(a)
SIGA Technologies Inc.	1,586	5,186	(a)
Spectrum Pharmaceuticals Inc.	2,161	19,125	(a)
Stemline Therapeutics Inc.	334	6,546	(a)
Sunesis Pharmaceuticals Inc.	1,624	7,698	(a)
Synageva BioPharma Corp.	699	45,239	(a)
Synergy Pharmaceuticals Inc.	3,085	17,369	(a)
Synta Pharmaceuticals Corp.	1,678	8,793	(a)
Targacept Inc.	1,463	6,072	(a)
TESARO Inc.	538	15,193	(a)
Tetraphase Pharmaceuticals Inc.	635	8,585	(a)
TG Therapeutics Inc.	800	3,120	(a)
Threshold Pharmaceuticals Inc.	1,949	9,102	(a)
United Therapeutics Corp.	1,387	156,842	(a)
Vanda Pharmaceuticals Inc.	1,220	15,140	(a)
Verastem Inc.	756	8,618	(a)
Vertex Pharmaceuticals Inc.	15,506	1,152,096	(a)
Vical Inc.	2,268	2,676	(a)
XOMA Corp.	2,780	18,709	(a)
ZIOPHARM Oncology Inc.	3,260	14,148	(a)
		29,562,673

Brewers—0.0%*
Craft Brew Alliance Inc.	504	8,276	(a)
Molson Coors Brewing Co.	10,548	592,270
The Boston Beer Company Inc.	305	73,746	(a)
		674,292

Broadcasting—0.2%
Beasley Broadcasting Group Inc.	203	1,772
CBS Corp.	37,018	2,359,527
Central European Media Enterprises Ltd.	2,590	9,946	(a)
Crown Media Holdings Inc.	1,268	4,476	(a)
Cumulus Media Inc.	3,137	24,249	(a)
Discovery Communications Inc.	14,969	1,353,497	(a)
Entercom Communications Corp.	708	7,441	(a)
Entravision Communications Corp.	2,081	12,673
Gray Television Inc.	1,899	28,257	(a)
Hemisphere Media Group Inc.	363	4,309	(a)
Media General Inc.	739	16,702	(a)
Nexstar Broadcasting Group Inc.	1,130	62,975
Saga Communications Inc.	219	11,016
Salem Communications Corp.	529	4,602
Scripps Networks Interactive Inc.	7,319	632,435
Sinclair Broadcast Group Inc.	2,643	94,434
		4,628,311

Building Products—0.1%
AAON Inc.	1,033	33,004
American Woodmark Corp.	343	13,559	(a)
AO Smith Corp.	2,299	124,008
Apogee Enterprises Inc.	1,094	39,286
Builders FirstSource Inc.	1,505	10,746	(a)
Fortune Brands Home & Security Inc.	4,991	228,089
Gibraltar Industries Inc.	1,080	20,077	(a)
Griffon Corp.	1,606	21,215
Insteel Industries Inc.	680	15,456
Lennox International Inc.	1,361	115,767
Masco Corp.	23,681	539,216
NCI Building Systems Inc.	784	13,751	(a)
Norcraft Companies Inc.	266	5,219	(a)
Nortek Inc.	331	24,693	(a)
Patrick Industries Inc.	264	7,637	(a)
PGT Inc.	1,280	12,954	(a)
Ply Gem Holdings Inc.	673	12,134	(a)
Quanex Building Products Corp.	1,365	27,191
Simpson Manufacturing Company Inc.	1,552	57,005
Trex Company Inc.	611	48,593	(a)
Universal Forest Products Inc.	717	37,384
USG Corp.	2,921	82,898	(a)
		1,489,882

Cable & Satellite—0.5%
AMC Networks Inc.	1,773	120,759	(a)
Cablevision Systems Corp.	13,998	250,984
Comcast Corp., Class A	172,857	8,982,514
DIRECTV	32,414	2,239,483	(a)
Loral Space & Communications Inc.	484	39,195	(a)
Time Warner Cable Inc.	18,698	2,533,579
		14,166,514

Casinos & Gaming—0.1%
Bally Technologies Inc.	1,177	92,336	(a)
Boyd Gaming Corp.	2,617	29,467	(a)
Caesars Entertainment Corp.	1,493	32,159	(a)

Churchill Downs Inc.	515	46,170
International Game Technology	16,512	299,858
Isle of Capri Casinos Inc.	998	8,982	(a)
Monarch Casino & Resort Inc.	405	8,132	(a)
Multimedia Games Holding Company Inc.	1,083	33,963	(a)
Pinnacle Entertainment Inc.	2,226	57,854	(a)
Scientific Games Corp.	3,260	55,192	(a)
Wynn Resorts Ltd.	5,358	1,040,577
		1,704,690

Catalog Retail—0.0%*
HSN Inc.	2,309	143,851
ValueVision Media Inc.	1,249	8,730	(a)
		152,581

Coal & Consumable Fuels—0.0%*
Alpha Natural Resources Inc.	14,893	106,336	(a)
Arch Coal Inc.	7,844	34,906
Cloud Peak Energy Inc.	2,327	41,886	(a)
CONSOL Energy Inc.	15,187	577,713
Hallador Energy Co.	188	1,515
KiOR Inc.	1,272	2,137	(a)
L&L Energy Inc.	1,397	2,347	(a,h)
Peabody Energy Corp.	18,001	351,560
Solazyme Inc.	1,729	18,829	(a)
Ur-Energy Inc.	3,907	5,392	(a)
Uranium Energy Corp.	2,752	5,504	(a)
Westmoreland Coal Co.	549	10,590	(a)
		1,158,715

Commercial Printing—0.0%*
Cenveo Inc.	2,794	9,611	(a)
Consolidated Graphics Inc.	253	17,062	(a)
Courier Corp.	418	7,562
Deluxe Corp.	3,439	179,481
Ennis Inc.	1,147	20,302
InnerWorkings Inc.	1,525	11,880	(a)
Multi-Color Corp.	403	15,209
Quad/Graphics Inc.	873	23,772
RR Donnelley & Sons Co.	5,435	110,222
		395,101

Commodity Chemicals—0.1%
Arabian American Development Co.	745	9,350	(a)
Axiall Corp.	2,622	124,388
Cabot Corp.	1,797	92,366
Calgon Carbon Corp.	1,999	41,119	(a)
Hawkins Inc.	385	14,318
Koppers Holdings Inc.	780	35,685
LyondellBasell Industries N.V.	28,977	2,326,274
Tredegar Corp.	940	27,081
		2,670,581

Communications Equipment—0.7%
ADTRAN Inc.	3,990	107,770
Alliance Fiber Optic Products Inc.	486	7,314
Anaren Inc.	360	10,076	(a)

Applied Optoelectronics Inc.	166	2,492	(a)
ARRIS Group Inc.	4,470	108,912	(a)
Aruba Networks Inc.	4,368	78,187	(a)
Aviat Networks Inc.	2,985	6,746	(a)
Bel Fuse Inc.	358	7,629
Black Box Corp.	544	16,211
CalAmp Corp.	1,300	36,361	(a)
Calix Inc.	1,439	13,872	(a)
Ciena Corp.	6,987	167,199	(a)
Cisco Systems Inc.	354,647	7,961,825
Comtech Telecommunications Corp.	551	17,368
Digi International Inc.	1,109	13,441	(a)
Emulex Corp.	2,958	21,179	(a)
Extreme Networks Inc.	3,512	24,584	(a)
F5 Networks Inc.	5,148	467,747	(a)
Finisar Corp.	3,576	85,538	(a)
Harmonic Inc.	4,158	30,686	(a)
Harris Corp.	7,090	494,953
Infinera Corp.	4,401	43,042	(a)
InterDigital Inc.	2,825	83,309
Ixia	2,022	26,913	(a)
JDS Uniphase Corp.	6,995	90,795	(a)
Juniper Networks Inc.	33,499	756,072	(a)
KVH Industries Inc.	705	9,186	(a)
Motorola Solutions Inc.	15,274	1,030,995
NETGEAR Inc.	1,462	48,158	(a)
Numerex Corp.	468	6,061	(a)
Oplink Communications Inc.	614	11,420	(a)
Parkervision Inc.	3,300	15,015	(a)
PC-Tel Inc.	792	7,579
Plantronics Inc.	2,982	138,514
Polycom Inc.	4,336	48,693	(a)
Procera Networks Inc.	904	13,578	(a)
QUALCOMM Inc.	112,062	8,320,604
Riverbed Technology Inc.	4,854	87,760	(a)
Ruckus Wireless Inc.	1,766	25,077	(a)
ShoreTel Inc.	2,288	21,233	(a)
Sonus Networks Inc.	8,217	25,884	(a)
Tessco Technologies Inc.	239	9,637
Ubiquiti Networks Inc.	482	22,153	(a)
ViaSat Inc.	1,483	92,910	(a)
Westell Technologies Inc.	2,041	8,266	(a)
		20,622,944

Computer & Electronics Retail—0.0%*
Best Buy Company Inc.	18,105	722,027
Conn’s Inc.	841	66,262	(a)
GameStop Corp.	7,661	377,381
hhgregg Inc.	432	6,035	(a)
RadioShack Corp.	3,731	9,701	(a)
Rent-A-Center Inc.	3,453	115,123
Systemax Inc.	471	5,299	(a)
		1,301,828

Computer Hardware—1.3%
3D Systems Corp.	2,870	266,709	(a)
Apple Inc.	59,681	33,487,606
Avid Technology Inc.	1,449	11,809	(a)
Cray Inc.	1,514	41,574	(a)
Diebold Inc.	1,910	63,049
Hewlett-Packard Co.	127,477	3,566,807
NCR Corp.	4,997	170,198	(a)
Silicon Graphics International Corp.	1,254	16,816	(a)
Super Micro Computer Inc.	1,103	18,928	(a)
		37,643,496

Computer Storage & Peripherals—0.3%
Datalink Corp.	673	7,336	(a)
Electronics for Imaging Inc.	1,776	68,784	(a)
EMC Corp.	136,500	3,432,975
Fusion-io Inc.	2,893	25,777	(a)
Hutchinson Technology Inc.	1,009	3,229	(a)
Imation Corp.	1,463	6,847	(a)
Immersion Corp.	1,035	10,743	(a)
Lexmark International Inc.	1,872	66,493
NetApp Inc.	22,608	930,093
QLogic Corp.	3,344	39,560	(a)
Quantum Corp.	7,630	9,156	(a)
SanDisk Corp.	14,984	1,056,971
Seagate Technology PLC	21,595	1,212,775
Violin Memory Inc.	745	2,950	(a)
Western Digital Corp.	13,964	1,171,580
		8,045,269

Construction & Engineering—0.1%
AECOM Technology Corp.	2,947	86,730	(a)
Aegion Corp.	1,488	32,572	(a)
Ameresco Inc.	976	9,428	(a)
Argan Inc.	510	14,056
Comfort Systems USA Inc.	1,435	27,825
Dycom Industries Inc.	1,238	34,404	(a)
EMCOR Group Inc.	2,533	107,501
Fluor Corp.	10,824	869,059
Furmanite Corp.	1,276	13,551	(a)
Granite Construction Inc.	2,586	90,458
Great Lakes Dredge & Dock Corp.	2,185	20,102	(a)
Jacobs Engineering Group Inc.	8,737	550,344	(a)
KBR Inc.	4,460	142,229
Layne Christensen Co.	645	11,017	(a)
MasTec Inc.	2,244	73,424	(a)
MYR Group Inc.	749	18,785	(a)
Northwest Pipe Co.	407	15,368	(a)
Orion Marine Group Inc.	972	11,693	(a)
Pike Corp.	916	9,682	(a)
Primoris Services Corp.	1,339	41,683
Quanta Services Inc.	14,405	454,622	(a)
Sterling Construction Company Inc.	843	9,888	(a)
Tutor Perini Corp.	1,365	35,899	(a)
URS Corp.	2,240	118,698
		2,799,018

Construction & Farm Machinery—0.4%
Accuride Corp.	1,301	4,853	(a)
AGCO Corp.	2,725	161,293
Alamo Group Inc.	306	18,571
American Railcar Industries Inc.	320	14,640
Astec Industries Inc.	781	30,170
Caterpillar Inc.	42,210	3,833,090
Commercial Vehicle Group Inc.	1,161	8,441	(a)
Cummins Inc.	11,558	1,629,331
Deere & Co.	25,395	2,319,325
Douglas Dynamics Inc.	1,031	17,341
Federal Signal Corp.	2,354	34,486	(a)
FreightCar America Inc.	547	14,561
Joy Global Inc.	6,971	407,734
Lindsay Corp.	498	41,210
Manitex International Inc.	476	7,559	(a)
Meritor Inc.	3,689	38,476	(a)
Miller Industries Inc.	362	6,744
Oshkosh Corp.	2,601	131,038
PACCAR Inc.	23,488	1,389,785
Terex Corp.	3,355	140,877
The Greenbrier Companies Inc.	890	29,228	(a)
Titan International Inc.	1,929	34,683
Trinity Industries Inc.	2,351	128,177
Twin Disc Inc.	227	5,877
Wabash National Corp.	2,555	31,554	(a)
Wabtec Corp.	2,893	214,863
		10,693,907

Construction Materials—0.0%*
Eagle Materials Inc.	1,499	116,067
Headwaters Inc.	3,011	29,478	(a)
Martin Marietta Materials Inc.	1,394	139,316
Texas Industries Inc.	846	58,188	(a)
United States Lime & Minerals Inc.	54	3,303	(a)
US Concrete Inc.	487	11,021	(a)
Vulcan Materials Co.	8,623	512,379
		869,752

Consumer Electronics—0.0%*
Garmin Ltd.	8,117	375,168
Harman International Industries Inc.	4,481	366,770
Skullcandy Inc.	747	5,386	(a)
Universal Electronics Inc.	495	18,864	(a)
Zagg Inc.	1,216	5,290	(a)
		771,478

Consumer Finance—0.4%
American Express Co.	61,110	5,544,510
Capital One Financial Corp.	38,244	2,929,873
Cash America International Inc.	1,103	42,245
Consumer Portfolio Services Inc.	725	6,808	(a)
Credit Acceptance Corp.	259	33,667	(a)
DFC Global Corp.	1,676	19,190	(a)
Discover Financial Services	31,773	1,777,699
Encore Capital Group Inc.	920	46,239	(a)

Ezcorp Inc.	1,933	22,597	(a)
First Cash Financial Services Inc.	1,128	69,756	(a)
Green Dot Corp.	907	22,811	(a)
Imperial Holdings Inc.	725	4,742	(a)
JGWPT Holdings Inc.	359	6,243	(a)
Nelnet Inc.	879	37,041
Nicholas Financial Inc.	513	8,075
Portfolio Recovery Associates Inc.	1,937	102,351	(a)
Regional Management Corp.	253	8,584	(a)
SLM Corp.	28,891	759,255
Springleaf Holdings Inc.	900	22,752	(a)
The First Marblehead Corp.	420	3,104	(a)
World Acceptance Corp.	347	30,373	(a)
		11,497,915

Data Processing & Outsourced Services—0.8%
Alliance Data Systems Corp.	3,234	850,316	(a)
Automatic Data Processing Inc.	31,934	2,580,586
Blackhawk Network Holdings Inc.	439	11,089	(a)
Broadridge Financial Solutions Inc.	3,587	141,758
Cardtronics Inc.	1,702	73,952	(a)
Cass Information Systems Inc.	354	23,842
Computer Sciences Corp.	9,765	545,668
Convergys Corp.	7,100	149,455
CoreLogic Inc.	2,813	99,946	(a)
CSG Systems International Inc.	1,274	37,456
DST Systems Inc.	885	80,305
Euronet Worldwide Inc.	1,910	91,393	(a)
ExlService Holdings Inc.	1,217	33,614	(a)
Fidelity National Information Services Inc.	19,312	1,036,668
First American Financial Corp.	7,217	203,519
Fiserv Inc.	17,514	1,034,202	(a)
Global Cash Access Holdings Inc.	2,705	27,023	(a)
Global Payments Inc.	2,187	142,133
Heartland Payment Systems Inc.	1,406	70,075
Higher One Holdings Inc.	1,069	10,433	(a)
Jack Henry & Associates Inc.	2,570	152,170
Lender Processing Services Inc.	2,580	96,440
Mastercard Inc.	6,867	5,737,104
MAXIMUS Inc.	2,576	113,318
ModusLink Global Solutions Inc.	1,327	7,604	(a)
MoneyGram International Inc.	860	17,871	(a)
NeuStar Inc.	1,880	93,737	(a)
Paychex Inc.	21,560	981,627
PRGX Global Inc.	1,097	7,372	(a)
Sykes Enterprises Inc.	1,416	30,883	(a)
Syntel Inc.	602	54,752
TeleTech Holdings Inc.	781	18,697	(a)
The Western Union Co.	36,333	626,744
Total System Services Inc.	11,197	372,636
VeriFone Systems Inc.	3,267	87,621	(a)
Visa Inc.	33,778	7,521,685
WEX Inc.	2,632	260,647	(a)
		23,424,341

Department Stores—0.1%
JC Penney Company Inc.	9,095	83,219	(a)
Kohl’s Corp.	13,353	757,783
Macy’s Inc.	24,442	1,305,203
Nordstrom Inc.	9,478	585,740
The Bon-Ton Stores Inc.	506	8,238
		2,740,183

Distillers & Vintners—0.1%
Beam Inc.	10,865	739,472
Brown-Forman Corp.	10,748	812,226
Constellation Brands Inc.	10,995	773,828	(a)
		2,325,526

Distributors—0.0%*
Core-Mark Holding Company Inc.	404	30,676
Genuine Parts Co.	10,239	851,783
LKQ Corp.	9,026	296,955	(a)
Pool Corp.	1,744	101,396
VOXX International Corp.	797	13,310	(a)
Weyco Group Inc.	182	5,356
		1,299,476

Diversified Capital Markets—0.0%*
HFF Inc. REIT	1,263	33,912	(a)
JMP Group Inc.	860	6,364
		40,276

Diversified Chemicals—0.3%
Eastman Chemical Co.	10,210	823,947
EI du Pont de Nemours & Co.	61,430	3,991,107
FMC Corp.	8,841	667,142
LSB Industries Inc.	718	29,452	(a)
Olin Corp.	5,411	156,107
Penford Corp.	371	4,767	(a)
The Dow Chemical Co.	80,451	3,572,025
		9,244,547

Diversified Financial Services—1.9%
Banco Latinoamericano de Comercio Exterior S.A.	1,075	30,122
Bank of America Corp.	707,494	11,015,682
Citigroup Inc.	201,182	10,483,594
Comerica Inc.	12,133	576,803
JPMorgan Chase & Co.	249,350	14,581,988
U.S. Bancorp	121,141	4,894,096
Wells Fargo & Co.	317,958	14,435,293
		56,017,578

Diversified Metals & Mining—0.1%
AMCOL International Corp.	1,023	34,761
Compass Minerals International Inc.	1,001	80,130
Freeport-McMoRan Copper & Gold Inc.	68,863	2,598,890
General Moly Inc.	3,296	4,417	(a)
Globe Specialty Metals Inc.	2,339	42,125
Horsehead Holding Corp.	1,841	29,843	(a)
Materion Corp.	746	23,014
Molycorp Inc.	5,352	30,078	(a)
RTI International Metals Inc.	1,185	40,539	(a)

U.S. Silica Holdings Inc.	793	27,049
Walter Energy Inc.	2,338	38,881
		2,949,727

Diversified Real Estate Activities—0.0%*
Alexander & Baldwin Inc.	2,952	123,187
Consolidated-Tomoka Land Co.	181	6,568
Tejon Ranch Co.	477	17,535	(a)
		147,290

Diversified REITs—0.1%
American Assets Trust Inc.	1,241	39,005
American Realty Capital Properties Inc.	5,966	76,723
Armada Hoffler Properties Inc.	699	6,487
Chambers Street Properties	8,879	67,924
Cousins Properties Inc.	6,009	61,893
Duke Realty Corp.	9,790	147,241
Empire State Realty Trust Inc.	3,042	46,542
First Potomac Realty Trust	2,089	24,295
Gladstone Commercial Corp.	464	8,338
Investors Real Estate Trust	3,684	31,609
Lexington Realty Trust	6,576	67,141
Liberty Property Trust	4,402	149,096
One Liberty Properties Inc.	369	7,428
PS Business Parks Inc.	714	54,564
RAIT Financial Trust	2,604	23,358
Select Income REIT	627	16,766
Vornado Realty Trust	11,539	1,024,548
Washington Real Estate Investment Trust	2,589	60,479
Whitestone REIT	647	8,650
Winthrop Realty Trust	1,080	11,934
		1,934,021

Diversified Support Services—0.0%*
Cintas Corp.	6,681	398,121
Copart Inc.	3,368	123,437	(a)
EnerNOC Inc.	890	15,317	(a)
G&K Services Inc.	730	45,428
Healthcare Services Group Inc.	2,622	74,386
Intersections Inc.	448	3,490
Iron Mountain Inc.	11,122	337,553
McGrath RentCorp.	930	37,014
Mobile Mini Inc.	1,472	60,617	(a)
Performant Financial Corp.	895	9,218	(a)
Schawk Inc.	561	8,342
UniFirst Corp.	563	60,241
Viad Corp.	708	19,668
		1,192,832

Drug Retail—0.3%
CVS Caremark Corp.	78,951	5,650,523
Rite Aid Corp.	27,537	139,337	(a)
Walgreen Co.	57,766	3,318,079
		9,107,939

Education Services—0.0%*
American Public Education Inc.	640	27,821	(a)
Apollo Education Group Inc.	3,009	82,206	(a)
Bridgepoint Education Inc.	608	10,768	(a)

Bright Horizons Family Solutions Inc.	458	16,827	(a)
Capella Education Co.	442	29,366
Career Education Corp.	1,794	10,226	(a)
Corinthian Colleges Inc.	3,738	6,654	(a)
DeVry Education Group Inc.	1,725	61,237
Education Management Corp.	888	8,960	(a)
Graham Holdings Co.	297	197,006
Grand Canyon Education Inc.	1,732	75,515	(a)
Houghton Mifflin Harcourt Co.	734	12,449	(a)
ITT Educational Services Inc.	841	28,241	(a)
K12 Inc.	1,025	22,294	(a)
Lincoln Educational Services Corp.	1,225	6,100
Strayer Education Inc.	419	14,443
Universal Technical Institute Inc.	772	10,738
		620,851

Electric Utilities—0.6%
ALLETE Inc.	1,539	76,765
American Electric Power Company Inc.	32,323	1,510,777
Cleco Corp.	4,063	189,417
Duke Energy Corp.	46,830	3,231,738
Edison International	21,612	1,000,636
El Paso Electric Co.	1,524	53,508
Entergy Corp.	11,799	746,523
Exelon Corp.	56,840	1,556,848
FirstEnergy Corp.	27,743	914,964
Great Plains Energy Inc.	4,599	111,480
Hawaiian Electric Industries Inc.	3,005	78,310
IDACORP Inc.	3,465	179,626
MGE Energy Inc.	865	50,084
NextEra Energy Inc.	28,618	2,450,273
Northeast Utilities	20,901	885,993
NRG Yield Inc.	747	29,887
OGE Energy Corp.	5,962	202,112
Otter Tail Corp.	1,360	39,807
Pepco Holdings Inc.	16,415	314,019
Pinnacle West Capital Corp.	7,251	383,723
PNM Resources Inc.	5,419	130,706
Portland General Electric Co.	2,977	89,905
PPL Corp.	41,806	1,257,943
The Empire District Electric Co.	1,516	34,398
The Southern Co.	58,487	2,404,401
UIL Holdings Corp.	1,959	75,911
Unitil Corp.	533	16,251
UNS Energy Corp.	1,614	96,598
Westar Energy Inc.	3,831	123,243
Xcel Energy Inc.	33,010	922,299
		19,158,145

Electrical Components & Equipment—0.4%
Acuity Brands Inc.	2,912	318,340
Aeroflex Holding Corp.	1,034	6,721	(a)
American Superconductor Corp.	2,052	3,365	(a)
AMETEK Inc.	16,206	853,570
Amphenol Corp.	10,499	936,301
Audience Inc.	309	3,597	(a)

Belden Inc.	1,651	116,313
Brady Corp.	1,782	55,117
Coleman Cable Inc.	331	8,679
Corning Inc.	95,996	1,710,649
DTS Inc.	630	15,107	(a)
Eaton Corp. PLC	31,474	2,395,801
Emerson Electric Co.	46,695	3,277,055
Encore Wire Corp.	741	40,162
EnerSys Inc.	1,811	126,933
Enphase Energy Inc.	543	3,443	(a)
Franklin Electric Company Inc.	1,831	81,736
FuelCell Energy Inc.	5,264	7,422	(a)
Generac Holdings Inc.	1,947	110,278
General Cable Corp.	3,390	99,700
GrafTech International Ltd.	4,246	47,683	(a)
Hubbell Inc.	1,614	175,765
II-VI Inc.	1,994	35,094	(a)
InvenSense Inc.	2,210	45,924	(a)
Littelfuse Inc.	846	78,619
LSI Industries Inc.	890	7,716
Polypore International Inc.	1,798	69,942	(a)
Powell Industries Inc.	373	24,987
Preformed Line Products Co.	88	6,438
Regal-Beloit Corp.	1,348	99,375
Revolution Lighting Technologies Inc.	1,401	4,798	(a)
Rockwell Automation Inc.	9,198	1,086,836
Rogers Corp.	641	39,421	(a)
Roper Industries Inc.	6,588	913,624
Thermon Group Holdings Inc.	925	25,280	(a)
Universal Display Corp.	1,521	52,262	(a)
Vicor Corp.	656	8,803	(a)
Vishay Intertechnology Inc.	4,073	54,008	(a)
		12,946,864

Electronic Equipment & Instruments—0.0%*
Badger Meter Inc.	534	29,103
Checkpoint Systems Inc.	1,490	23,497	(a)
Cognex Corp.	3,257	124,352
Coherent Inc.	925	68,811	(a)
Control4 Corp.	136	2,407	(a)
Daktronics Inc.	1,282	20,102
Electro Scientific Industries Inc.	1,081	11,307
FARO Technologies Inc.	626	36,496	(a)
FEI Co.	1,528	136,542
FLIR Systems Inc.	9,321	280,562
GSI Group Inc.	1,094	12,297	(a)
Itron Inc.	2,669	110,577	(a)
Mesa Laboratories Inc.	80	6,286
MTS Systems Corp.	597	42,536
National Instruments Corp.	2,945	94,299
Newport Corp.	1,385	25,027	(a)
OSI Systems Inc.	766	40,682	(a)
RealD Inc.	1,426	12,178	(a)
Rofin-Sinar Technologies Inc.	1,036	27,993	(a)
Vishay Precision Group Inc.	463	6,894	(a)
		1,111,948

Electronic Manufacturing Services—0.0%*
Benchmark Electronics Inc.	1,973	45,537	(a)
CTS Corp.	1,208	24,051
Jabil Circuit Inc.	12,044	210,047
Kemet Corp.	1,555	8,770	(a)
Maxwell Technologies Inc.	1,097	8,524	(a)
Measurement Specialties Inc.	579	35,140	(a)
Mercury Systems Inc.	1,065	11,662	(a)
Methode Electronics Inc.	1,398	47,798
Multi-Fineline Electronix Inc.	410	5,695	(a)
Neonode Inc.	1,169	7,388	(a)
Park Electrochemical Corp.	718	20,621
Plexus Corp.	1,240	53,680	(a)
Radisys Corp.	1,236	2,830	(a)
Sanmina Corp.	3,127	52,221	(a)
Trimble Navigation Ltd.	7,742	268,647	(a)
TTM Technologies Inc.	1,797	15,418	(a)
Uni-Pixel Inc.	405	4,054	(a)
Viasystems Group Inc.	201	2,750	(a)
Zygo Corp.	736	10,878	(a)
		835,711

Environmental & Facilities Services—0.1%
ABM Industries Inc.	2,065	59,038
Acorn Energy Inc.	821	3,341
Casella Waste Systems Inc.	1,882	10,916	(a)
Ceco Environmental Corp.	497	8,037
Clean Harbors Inc.	1,650	98,934	(a)
Heritage-Crystal Clean Inc.	322	6,598	(a)
Republic Services Inc.	17,875	593,450
Rollins Inc.	1,923	58,248
SP Plus Corp.	649	16,900	(a)
Stericycle Inc.	5,667	658,335	(a)
Swisher Hygiene Inc.	3,876	1,993	(a)
Team Inc.	763	32,305	(a)
Tetra Tech Inc.	2,507	70,146	(a)
TRC Companies Inc.	815	5,819	(a)
US Ecology Inc.	697	25,921
Waste Connections Inc.	3,717	162,173
Waste Management Inc.	28,944	1,298,717
		3,110,871

Fertilizers & Agricultural Chemicals—0.2%
American Vanguard Corp.	1,087	26,403
CF Industries Holdings Inc.	3,802	886,018
Intrepid Potash Inc.	3,704	58,672	(a)
Marrone Bio Innovations Inc.	146	2,596	(a)
Monsanto Co.	34,880	4,065,264
The Mosaic Co.	22,605	1,068,538
The Scotts Miracle-Gro Co.	1,314	81,757
		6,189,248

Food Distributors—0.1%
Spartan Stores Inc.	1,352	32,826
Sysco Corp.	38,578	1,392,666
The Andersons Inc.	699	62,330
The Chefs’ Warehouse Inc.	607	17,700	(a)
United Natural Foods Inc.	3,333	251,275	(a)
		1,756,797

Food Retail—0.1%
Arden Group Inc.	48	6,073
Casey’s General Stores Inc.	1,434	100,739
Fairway Group Holdings Corp.	674	12,213	(a)
Harris Teeter Supermarkets Inc.	3,317	163,694
Ingles Markets Inc.	503	13,631
Natural Grocers by Vitamin Cottage Inc.	329	13,966	(a)
Roundy’s Inc.	1,044	10,294
Safeway Inc.	16,416	534,669
SUPERVALU Inc.	13,787	100,507	(a)
Susser Holdings Corp.	676	44,271	(a)
The Kroger Co.	34,521	1,364,615
The Pantry Inc.	730	12,249	(a)
Village Super Market Inc.	234	7,256
Weis Markets Inc.	381	20,025
Whole Foods Market Inc.	24,685	1,427,534
		3,831,736

Footwear—0.1%
Crocs Inc.	3,387	53,921	(a)
Deckers Outdoor Corp.	1,032	87,163	(a)
NIKE Inc.	49,565	3,897,792
RG Barry Corp.	290	5,597
Skechers U.S.A. Inc.	1,479	48,999	(a)
Steven Madden Ltd.	2,245	82,144	(a)
Wolverine World Wide Inc.	3,756	127,554
		4,303,170

Forest Products—0.0%*
Boise Cascade Co.	370	10,908	(a)
Deltic Timber Corp.	398	27,040
Louisiana-Pacific Corp.	9,482	175,512	(a)
		213,460

Gas Utilities—0.1%
AGL Resources Inc.	7,940	375,006
Atmos Energy Corp.	2,734	124,178
Chesapeake Utilities Corp.	315	18,906
Delta Natural Gas Company Inc.	312	6,983
National Fuel Gas Co.	2,516	179,642
New Jersey Resources Corp.	1,617	74,770
Northwest Natural Gas Co.	1,020	43,676
ONEOK Inc.	13,684	850,871
Piedmont Natural Gas Company Inc.	2,816	93,379
Questar Corp.	5,237	120,399
South Jersey Industries Inc.	1,250	69,950
Southwest Gas Corp.	1,716	95,942
The Laclede Group Inc.	1,289	58,701
UGI Corp.	3,438	142,540
WGL Holdings Inc.	3,472	139,088
		2,394,031

General Merchandise Stores—0.2%
Big Lots Inc.	1,744	56,314	(a)
Burlington Stores Inc.	543	17,376	(a)
Dollar General Corp.	19,544	1,178,894	(a)
Dollar Tree Inc.	13,804	778,822	(a)

Family Dollar Stores Inc.	6,414	416,718
Fred’s Inc.	1,301	24,095
Gordmans Stores Inc.	393	3,014
Target Corp.	41,927	2,652,721
Tuesday Morning Corp.	1,539	24,562	(a)
		5,152,516

Gold—0.0%*
Allied Nevada Gold Corp.	3,749	13,309	(a)
Gold Resource Corp.	1,315	5,957
Midway Gold Corp.	4,001	3,241	(a)
Newmont Mining Corp.	32,990	759,760
Royal Gold Inc.	1,967	90,619
		872,886

Healthcare Distributors—0.2%
AmerisourceBergen Corp.	15,259	1,072,860
Cardinal Health Inc.	22,651	1,513,313
Henry Schein Inc.	2,577	294,448	(a)
McKesson Corp.	15,237	2,459,252
MWI Veterinary Supply Inc.	491	83,760	(a)
Owens & Minor Inc.	4,243	155,124
Patterson Companies Inc.	5,607	231,009
PharMerica Corp.	1,000	21,500	(a)
		5,831,266

Healthcare Equipment—0.8%
Abaxis Inc.	845	33,817	(a)
Abbott Laboratories	102,561	3,931,163
ABIOMED Inc.	1,410	37,703	(a)
Accuray Inc.	2,548	22,193	(a)
Alphatec Holdings Inc.	2,440	4,904	(a)
Analogic Corp.	463	41,003
AngioDynamics Inc.	1,076	18,496	(a)
ArthroCare Corp.	1,064	42,815	(a)
AtriCure Inc.	744	13,898	(a)
Baxter International Inc.	35,998	2,503,661
Becton Dickinson and Co.	12,875	1,422,559
Biolase Inc.	1,415	4,005	(a)
Boston Scientific Corp.	88,570	1,064,611	(a)
Cantel Medical Corp.	1,259	42,693
Cardiovascular Systems Inc.	897	30,758	(a)
CareFusion Corp.	14,019	558,237	(a)
CONMED Corp.	1,049	44,582
Covidien PLC	30,513	2,077,935
CR Bard Inc.	5,167	692,068
CryoLife Inc.	1,009	11,190
Cutera Inc.	566	5,762	(a)
Cyberonics Inc.	1,069	70,030	(a)
Cynosure Inc.	655	17,475	(a)
DexCom Inc.	2,699	95,572	(a)
Edwards Lifesciences Corp.	7,258	477,286	(a)
Exactech Inc.	337	8,007	(a)
GenMark Diagnostics Inc.	1,212	16,132	(a)
Globus Medical Inc.	2,017	40,703	(a)
Greatbatch Inc.	911	40,303	(a)
HeartWare International Inc.	623	58,537	(a)

Hill-Rom Holdings Inc.	1,755	72,552
Hologic Inc.	8,202	183,315	(a)
IDEXX Laboratories Inc.	1,557	165,618	(a)
Insulet Corp.	2,035	75,498	(a)
Integra LifeSciences Holdings Corp.	834	39,790	(a)
Intuitive Surgical Inc.	2,525	969,802	(a)
Invacare Corp.	1,137	26,390
Masimo Corp.	3,344	97,745	(a)
Medtronic Inc.	66,222	3,800,481
Natus Medical Inc.	1,046	23,535	(a)
NuVasive Inc.	1,672	54,056	(a)
NxStage Medical Inc.	2,219	22,190	(a)
Orthofix International N.V.	661	15,084	(a)
PhotoMedex Inc.	544	7,045	(a)
ResMed Inc.	4,270	201,032
Rockwell Medical Inc.	1,597	16,673	(a)
Solta Medical Inc.	3,403	10,039	(a)
St Jude Medical Inc.	19,359	1,199,290
STERIS Corp.	3,979	191,191
Stryker Corp.	19,579	1,471,166
SurModics Inc.	597	14,561	(a)
Symmetry Medical Inc.	1,377	13,880	(a)
Tandem Diabetes Care Inc.	318	8,195	(a)
Teleflex Inc.	1,241	116,480
Thoratec Corp.	3,866	141,496	(a)
Tornier N.V.	1,051	19,748	(a)
Varian Medical Systems Inc.	7,013	544,840	(a)
Veracyte Inc.	179	2,595	(a)
Volcano Corp.	2,045	44,683	(a)
Wright Medical Group Inc.	1,547	47,508	(a)
Zeltiq Aesthetics Inc.	592	11,195	(a)
Zimmer Holdings Inc.	11,310	1,053,979
		24,089,750

Healthcare Facilities—0.0%*
Acadia Healthcare Company Inc.	1,377	65,173	(a)
Amsurg Corp.	1,230	56,482	(a)
Capital Senior Living Corp.	1,100	26,389	(a)
Chindex International Inc.	481	8,384	(a)
Community Health Systems Inc.	2,862	112,391	(a)
Emeritus Corp.	1,519	32,856	(a)
Five Star Quality Care Inc.	1,758	9,651	(a)
Hanger Inc.	1,341	52,755	(a)
Health Management Associates Inc.	7,945	104,079	(a)
HealthSouth Corp.	3,309	110,256
Kindred Healthcare Inc.	2,003	39,539
LifePoint Hospitals Inc.	1,402	74,082	(a)
National Healthcare Corp.	461	24,853
Select Medical Holdings Corp.	1,712	19,876
Skilled Healthcare Group Inc.	923	4,440	(a)
Surgical Care Affiliates Inc.	400	13,936	(a)
Tenet Healthcare Corp.	6,522	274,707	(a)
The Ensign Group Inc.	738	32,671
Universal Health Services Inc.	2,685	218,183
US Physical Therapy Inc.	523	18,441
VCA Antech Inc.	2,651	83,135	(a)
		1,382,279

Healthcare Services—0.2%
Accretive Health Inc.	2,158	19,767	(a)
Addus HomeCare Corp.	264	5,927	(a)
Air Methods Corp.	1,459	85,103	(a)
Alliance HealthCare Services Inc.	148	3,662	(a)
Almost Family Inc.	357	11,542	(a)
Amedisys Inc.	1,031	15,084	(a)
AMN Healthcare Services Inc.	1,712	25,166	(a)
Bio-Reference Labs Inc.	932	23,803	(a)
BioScrip Inc.	2,183	16,154	(a)
Chemed Corp.	647	49,573
Corvel Corp.	381	17,793	(a)
Cross Country Healthcare Inc.	1,256	12,535	(a)
DaVita Healthcare Partners Inc.	11,672	739,655	(a)
ExamWorks Group Inc.	1,133	33,843	(a)
Express Scripts Holding Co.	53,450	3,754,328	(a)
Gentiva Health Services Inc.	1,040	12,906	(a)
Healthways Inc.	1,281	19,663	(a)
IPC The Hospitalist Company Inc.	635	37,713	(a)
Laboratory Corporation of America Holdings	5,798	529,763	(a)
Landauer Inc.	322	16,940
LHC Group Inc.	416	10,001	(a)
MEDNAX Inc.	3,028	161,635	(a)
National Research Corp.	433	8,149	(a)
Omnicare Inc.	3,094	186,754
Quest Diagnostics Inc.	9,647	516,500
Team Health Holdings Inc.	2,575	117,291	(a)
The Providence Service Corp.	401	10,314	(a)
		6,441,564

Healthcare Supplies—0.0%*
Align Technology Inc.	2,773	158,477	(a)
Anika Therapeutics Inc.	443	16,905	(a)
Antares Pharma Inc.	3,863	17,306	(a)
Atrion Corp.	61	18,071
Cerus Corp.	2,751	17,744	(a)
DENTSPLY International Inc.	9,463	458,766
Derma Sciences Inc.	524	5,670	(a)
Endologix Inc.	2,344	40,879	(a)
Haemonetics Corp.	1,895	79,836	(a)
ICU Medical Inc.	478	30,453	(a)
LDR Holding Corp.	181	4,272	(a)
Medical Action Industries Inc.	676	5,787	(a)
Meridian Bioscience Inc.	1,539	40,830
Merit Medical Systems Inc.	1,500	23,610	(a)
Neogen Corp.	1,363	62,289	(a)
OraSure Technologies Inc.	1,918	12,064	(a)
Quidel Corp.	1,070	33,052	(a)
RTI Biologics Inc.	2,636	9,332	(a)
Spectranetics Corp.	1,506	37,650	(a)
Staar Surgical Co.	1,340	21,695	(a)
TearLab Corp.	1,001	9,349	(a)
The Cooper Companies Inc.	1,473	182,416
Utah Medical Products Inc.	97	5,545
Vascular Solutions Inc.	716	16,575	(a)
West Pharmaceutical Services Inc.	2,530	124,122
		1,432,695

Healthcare Technology—0.1%
Allscripts Healthcare Solutions Inc.	4,740	73,280	(a)
athenahealth Inc.	1,371	184,400	(a)
Cerner Corp.	19,582	1,091,501	(a)
Computer Programs & Systems Inc.	393	24,291
HealthStream Inc.	733	24,020	(a)
HMS Holdings Corp.	6,040	137,289	(a)
MedAssets Inc.	2,309	45,787	(a)
Medidata Solutions Inc.	2,046	123,926	(a)
Merge Healthcare Inc.	2,971	6,893	(a)
Omnicell Inc.	1,273	32,500	(a)
Quality Systems Inc.	1,499	31,569
Vocera Communications Inc.	798	12,457	(a)
		1,787,913

Heavy Electrical Equipment—0.0%*
AZZ Inc.	979	47,834
Capstone Turbine Corp.	10,402	13,419	(a)
Global Power Equipment Group Inc.	608	11,898
Power Solutions International Inc.	50	3,755	(a)
PowerSecure International Inc.	774	13,290	(a)
		90,196

Home Building—0.1%
Beazer Homes USA Inc.	922	22,515	(a)
Cavco Industries Inc.	224	15,389	(a)
DR Horton Inc.	18,725	417,942
Hovnanian Enterprises Inc.	4,288	28,387	(a)
KB Home	5,715	104,470
Lennar Corp.	11,182	442,360
LGI Homes Inc.	319	5,675	(a)
M/I Homes Inc.	814	20,716	(a)
MDC Holdings Inc.	2,712	87,435
Meritage Homes Corp.	1,401	67,234	(a)
NVR Inc.	125	128,251	(a)
PulteGroup Inc.	22,870	465,862
Standard Pacific Corp.	5,753	52,065	(a)
The Ryland Group Inc.	1,733	75,230
Toll Brothers Inc.	4,773	176,601	(a)
TRI Pointe Homes Inc.	580	11,559	(a)
UCP Inc.	169	2,474	(a)
WCI Communities Inc.	259	4,944	(a)
William Lyon Homes	554	12,266	(a)
		2,141,375

Home Entertainment Software—0.0%*
Electronic Arts Inc.	20,420	468,435	(a)
Glu Mobile Inc.	2,211	8,601	(a)
Rosetta Stone Inc.	489	5,975	(a)
Take-Two Interactive Software Inc.	3,103	53,899	(a)
		536,910

Home Furnishing Retail—0.1%
Aaron’s Inc.	2,308	67,855
Bed Bath & Beyond Inc.	14,245	1,143,874	(a)
Haverty Furniture Companies Inc.	678	21,221
Kirkland’s Inc.	516	12,214	(a)
Mattress Firm Holding Corp.	531	22,854	(a)

Pier 1 Imports Inc.	3,559	82,142
Restoration Hardware Holdings Inc.	685	46,101	(a)
Select Comfort Corp.	2,144	45,217	(a)
Williams-Sonoma Inc.	2,680	156,190
		1,597,668

Home Furnishings—0.0%*
Bassett Furniture Industries Inc.	529	8,083
Ethan Allen Interiors Inc.	949	28,868
Flexsteel Industries Inc.	169	5,193
Hooker Furniture Corp.	463	7,723
La-Z-Boy Inc.	2,010	62,310
Leggett & Platt Inc.	9,368	289,846
Mohawk Industries Inc.	4,052	603,343	(a)
Tempur-Sealy International Inc.	1,808	97,560	(a)
		1,102,926

Home Improvement Retail—0.4%
Lowe’s Companies Inc.	69,371	3,437,333
Lumber Liquidators Holdings Inc.	1,043	107,314	(a)
Sears Hometown and Outlet Stores Inc.	379	9,665	(a)
The Home Depot Inc.	93,409	7,691,297
Tile Shop Holdings Inc.	764	13,805	(a)
		11,259,414

Hotels, Resorts & Cruise Lines—0.1%
Carnival Corp.	29,055	1,167,139
Diamond Resorts International Inc.	584	10,781	(a)
Interval Leisure Group Inc.	1,479	45,701
Marcus Corp.	919	12,351
Marriott International Inc.	14,902	735,563
Marriott Vacations Worldwide Corp.	1,111	58,616	(a)
Morgans Hotel Group Co.	1,116	9,073	(a)
Orient-Express Hotels Ltd.	3,641	55,016	(a)
Starwood Hotels & Resorts Worldwide Inc.	12,704	1,009,333
Wyndham Worldwide Corp.	8,644	636,976
		3,740,549

Household Appliances—0.0%*
Helen of Troy Ltd.	1,229	60,848	(a)
iRobot Corp.	1,082	37,621	(a)
NACCO Industries Inc.	177	11,008
Whirlpool Corp.	5,207	816,770
		926,247

Household Products—0.8%
Central Garden and Pet Co.	1,814	12,245	(a)
Church & Dwight Company Inc.	4,169	276,321
Colgate-Palmolive Co.	58,302	3,801,873
Energizer Holdings Inc.	1,872	202,625
Harbinger Group Inc.	1,300	15,405	(a)
Kimberly-Clark Corp.	25,315	2,644,405
Oil-Dri Corporation of America	199	7,530
Orchids Paper Products Co.	206	6,765
Spectrum Brands Holdings Inc.	795	56,087
The Clorox Co.	8,560	794,026
The Procter & Gamble Co.	180,303	14,678,467
WD-40 Co.	592	44,211
		22,539,960

Housewares & Specialties—0.0%*
Blyth Inc.	195	2,122
CSS Industries Inc.	362	10,382
EveryWare Global Inc.	432	3,577	(a)
Jarden Corp.	3,592	220,369	(a)
Libbey Inc.	749	15,729	(a)
Lifetime Brands Inc.	415	6,528
Newell Rubbermaid Inc.	18,948	614,105
Tupperware Brands Corp.	1,520	143,685
		1,016,497

Human Resource & Employment Services—0.0%*
Barrett Business Services Inc.	252	23,370
CDI Corp.	625	11,581
GP Strategies Corp.	527	15,699	(a)
Heidrick & Struggles International Inc.	627	12,628
Insperity Inc.	813	29,374
Kelly Services Inc.	884	22,047
Kforce Inc.	897	18,353
Korn/Ferry International	1,823	47,617	(a)
ManpowerGroup Inc.	2,372	203,660
On Assignment Inc.	1,746	60,970	(a)
Robert Half International Inc.	9,146	384,040
Towers Watson & Co.	1,938	247,308
TrueBlue Inc.	1,533	39,521	(a)
WageWorks Inc.	922	54,804	(a)
		1,170,972

Hypermarkets & Super Centers—0.4%
Costco Wholesale Corp.	28,982	3,449,148
Pricesmart Inc.	702	81,109
Wal-Mart Stores Inc.	107,316	8,444,696
		11,974,953

Independent Power Producers & Energy Traders—0.0%*
AES Corp.	43,611	632,796
Atlantic Power Corp.	4,145	14,424
Dynegy Inc.	3,746	80,614	(a)
Genie Energy Ltd.	466	4,758	(a)
NRG Energy Inc.	21,610	620,639
Ormat Technologies Inc.	562	15,292
Pattern Energy Group Inc.	625	18,944
		1,387,467

Industrial Conglomerates—0.9%
3M Co.	42,426	5,950,247
Carlisle Companies Inc.	1,908	151,495
Danaher Corp.	39,772	3,070,398
General Electric Co.	671,093	18,810,737	(c)
Raven Industries Inc.	1,365	56,156
		28,039,033

Industrial Gases—0.2%
Air Products & Chemicals Inc.	14,014	1,566,485
Airgas Inc.	4,396	491,692
Praxair Inc.	19,526	2,538,966
		4,597,143

Industrial Machinery—0.4%
Actuant Corp.	2,754	100,907
Albany International Corp.	1,051	37,762
Altra Industrial Motion Corp.	1,019	34,870
Ampco-Pittsburgh Corp.	386	7,508
Barnes Group Inc.	2,079	79,646
Blount International Inc.	1,835	26,552	(a)
Briggs & Stratton Corp.	1,759	38,276
Chart Industries Inc.	1,148	109,795	(a)
CIRCOR International Inc.	666	53,799
CLARCOR Inc.	3,349	215,508
Columbus McKinnon Corp.	652	17,695	(a)
Crane Co.	1,475	99,194
Donaldson Company Inc.	4,043	175,709
Dover Corp.	11,301	1,090,999
Dynamic Materials Corp.	437	9,500
Energy Recovery Inc.	1,522	8,462	(a)
EnPro Industries Inc.	800	46,120	(a)
ESCO Technologies Inc.	979	33,541
Flow International Corp.	2,323	9,385	(a)
Flowserve Corp.	9,252	729,335
Global Brass & Copper Holdings Inc.	380	6,289
Graco Inc.	1,835	143,350
Graham Corp.	319	11,577
Hardinge Inc.	535	7,741
Harsco Corp.	2,413	67,636
Hurco Companies Inc.	266	6,653
Hyster-Yale Materials Handling Inc.	395	36,798
IDEX Corp.	2,430	179,455
Illinois Tool Works Inc.	27,085	2,277,307
Ingersoll-Rand PLC	17,772	1,094,755
ITT Corp.	2,725	118,320
John Bean Technologies Corp.	1,113	32,644
Kadant Inc.	376	15,236
Kennametal Inc.	2,355	122,625
LB Foster Co.	415	19,625
Lincoln Electric Holdings Inc.	2,443	174,284
Lydall Inc.	781	13,761	(a)
Mueller Industries Inc.	1,084	68,303
Mueller Water Products Inc.	6,000	56,220
NN Inc.	631	12,740
Nordson Corp.	1,820	135,226
Omega Flex Inc.	130	2,660
Pall Corp.	7,349	627,237
Parker Hannifin Corp.	9,899	1,273,407
Pentair Ltd.	13,222	1,026,953
PMFG Inc.	1,033	9,349	(a)
Proto Labs Inc.	670	47,691	(a)
RBC Bearings Inc.	875	61,906	(a)
Rexnord Corp.	1,074	29,009	(a)
Snap-on Inc.	3,838	420,338
SPX Corp.	1,367	136,167
Standex International Corp.	479	30,120
Stanley Black & Decker Inc.	10,296	830,784

Sun Hydraulics Corp.	802	32,746
Tecumseh Products Co.	518	4,688	(a)
Tennant Co.	677	45,907
The ExOne Co.	252	15,236	(a)
The Gorman-Rupp Co.	680	22,732
The Middleby Corp.	686	164,619	(a)
Timken Co.	2,387	131,452
Trimas Corp.	1,686	67,255	(a)
Valmont Industries Inc.	809	120,638
Watts Water Technologies Inc.	1,113	68,861
Woodward Inc.	4,397	200,547
Xerium Technologies Inc.	518	8,542	(a)
Xylem Inc.	12,173	421,186
		13,325,138

Industrial REITs—0.1%
DCT Industrial Trust Inc.	11,295	80,533
EastGroup Properties Inc.	1,185	68,647
First Industrial Realty Trust Inc.	4,084	71,266
Monmouth Real Estate Investment Corp.	1,901	17,280
Prologis Inc.	33,082	1,222,380
Rexford Industrial Realty Inc.	443	5,848
STAG Industrial Inc.	1,559	31,788
Terreno Realty Corp.	775	13,717
		1,511,459

Insurance Brokers—0.1%
Aon PLC	19,969	1,675,199
Arthur J Gallagher & Co.	3,950	185,374
Brown & Brown Inc.	3,588	112,627
Crawford & Co.	753	6,958
eHealth Inc.	721	33,519	(a)
Marsh & McLennan Companies Inc.	36,402	1,760,401
		3,774,078

Integrated Oil & Gas—1.7%
Chevron Corp.	127,566	15,934,269
Exxon Mobil Corp.	289,767	29,324,420
Hess Corp.	18,868	1,566,044
Occidental Petroleum Corp.	53,467	5,084,712
		51,909,445

Integrated Telecommunication Services—0.8%
AT&T Inc.	349,431	12,285,994
Atlantic Tele-Network Inc.	395	22,345
Cbeyond Inc.	851	5,872	(a)
CenturyLink Inc.	39,207	1,248,743
Cincinnati Bell Inc.	7,575	26,967	(a)
Consolidated Communications Holdings Inc.	1,535	30,132
Fairpoint Communications Inc.	559	6,322	(a)
Frontier Communications Corp.	65,948	306,658
General Communication Inc.	1,228	13,692	(a)
Hawaiian Telcom Holdco Inc.	355	10,426	(a)
HickoryTech Corp.	503	6,454
IDT Corp.	666	11,902
Verizon Communications Inc.	189,823	9,327,902
Windstream Holdings Inc.	39,512	315,306
		23,618,715

Internet Retail—0.6%
1-800-Flowers.com Inc.	1,180	6,384	(a)
Amazon.com Inc.	24,593	9,807,442	(a)
Blue Nile Inc.	441	20,767	(a)
Expedia Inc.	6,831	475,847
FTD Companies Inc.	691	22,513	(a)
Netflix Inc.	3,931	1,447,276	(a)
Nutrisystem Inc.	1,032	16,966
Orbitz Worldwide Inc.	816	5,859	(a)
Overstock.com Inc.	411	12,655	(a)
PetMed Express Inc.	911	15,150
priceline.com Inc.	3,412	3,966,109	(a)
RetailMeNot Inc.	340	9,789	(a)
Shutterfly Inc.	1,466	74,663	(a)
TripAdvisor Inc.	7,342	608,138	(a)
Vitacost.com Inc.	979	5,668	(a)
		16,495,226

Internet Software & Services—1.2%
Akamai Technologies Inc.	11,873	560,168	(a)
Angie’s List Inc.	1,603	24,285	(a)
AOL Inc.	2,357	109,883	(a)
Bankrate Inc.	1,720	30,857	(a)
Bazaarvoice Inc.	1,837	14,549	(a)
Benefitfocus Inc.	182	10,509	(a)
Blucora Inc.	1,520	44,323	(a)
Brightcove Inc.	978	13,829	(a)
Carbonite Inc.	511	6,045	(a)
ChannelAdvisor Corp.	248	10,344	(a)
Chegg Inc.	520	4,425	(a)
comScore Inc.	1,340	38,337	(a)
Constant Contact Inc.	1,126	34,985	(a)
Cornerstone OnDemand Inc.	1,540	82,144	(a)
CoStar Group Inc.	1,083	199,900	(a)
Cvent Inc.	224	8,151	(a)
Dealertrack Technologies Inc.	1,663	79,957	(a)
Demand Media Inc.	1,391	8,026	(a)
Demandware Inc.	680	43,602	(a)
Dice Holdings Inc.	1,396	10,121	(a)
Digital River Inc.	1,236	22,866	(a)
E2open Inc.	552	13,198	(a)
EarthLink Inc.	3,517	17,831
eBay Inc.	77,285	4,242,174	(a)
eGain Corp.	588	6,021	(a)
Endurance International Group Holdings Inc.	797	11,301	(a)
Envestnet Inc.	876	35,303	(a)
Equinix Inc.	1,494	265,110	(a)
Facebook Inc.	109,111	5,964,007	(a)
Global Eagle Entertainment Inc.	773	11,495	(a)
Gogo Inc.	377	9,353	(a)
Google Inc.	18,615	20,862,017	(a)
Internap Network Services Corp.	1,844	13,867	(a)
IntraLinks Holdings Inc.	1,435	17,378	(a)
j2 Global Inc.	1,778	88,918
Limelight Networks Inc.	2,946	5,833	(a)
Liquidity Services Inc.	908	20,575	(a)

LivePerson Inc.	2,003	29,684	(a)
LogMeIn Inc.	861	28,887	(a)
Marchex Inc.	1,121	9,697
Marin Software Inc.	492	5,038	(a)
Marketo Inc.	255	9,453	(a)
Millennial Media Inc.	1,368	9,945	(a)
Monster Worldwide Inc.	3,927	28,000	(a)
Move Inc.	1,406	22,482	(a)
NIC Inc.	2,447	60,857
OpenTable Inc.	871	69,131	(a)
Perficient Inc.	1,244	29,135	(a)
QuinStreet Inc.	1,487	12,922	(a)
Rackspace Hosting Inc.	3,443	134,725	(a)
RealNetworks Inc.	992	7,490	(a)
Reis Inc.	271	5,211	(a)
Responsys Inc.	1,339	36,702	(a)
Rocket Fuel Inc.	179	11,007	(a)
SciQuest Inc.	798	22,727	(a)
Shutterstock Inc.	253	21,158	(a)
Spark Networks Inc.	539	3,320	(a)
SPS Commerce Inc.	563	36,764	(a)
Stamps.com Inc.	485	20,419	(a)
support.com Inc.	2,323	8,804	(a)
TechTarget Inc.	616	4,226	(a)
Textura Corp.	181	5,419	(a)
Travelzoo Inc.	344	7,334	(a)
Tremor Video Inc.	250	1,450	(a)
Trulia Inc.	1,063	37,492	(a)
United Online Inc.	494	6,797
Unwired Planet Inc.	2,006	2,768	(a)
ValueClick Inc.	4,376	102,267	(a)
VeriSign Inc.	8,546	510,880	(a)
VistaPrint N.V.	1,249	71,006	(a)
Vocus Inc.	738	8,406	(a)
Web.com Group Inc.	1,582	50,292	(a)
WebMD Health Corp.	1,063	41,989	(a)
XO Group Inc.	1,158	17,208	(a)
Xoom Corp.	298	8,156	(a)
Yahoo! Inc.	62,579	2,530,695	(a)
Yelp Inc.	1,216	83,843	(a)
YuMe Inc.	225	1,676	(a)
Zillow Inc.	877	71,677	(a)
Zix Corp.	2,687	12,253	(a)
		37,141,079

Investment Banking & Brokerage—0.4%
BGC Partners Inc.	4,847	29,373
Cowen Group Inc.	4,247	16,606	(a)
E*TRADE Financial Corp.	18,999	373,140	(a)
Evercore Partners Inc.	1,227	73,350
FBR & Co.	290	7,650	(a)
FXCM Inc.	1,377	24,566
GFI Group Inc.	2,400	9,384
Greenhill & Company Inc.	1,889	109,449
INTL. FCStone Inc.	605	11,217	(a)

Investment Technology Group Inc.	1,495	30,737	(a)
KCG Holdings Inc.	2,486	29,732	(a)
Ladenburg Thalmann Financial Services Inc.	4,007	12,542	(a)
Marcus & Millichap Inc.	223	3,323	(a)
Morgan Stanley	91,899	2,881,953
Oppenheimer Holdings Inc.	481	11,919
Piper Jaffray Companies Inc.	608	24,046	(a)
Raymond James Financial Inc.	3,701	193,155
Stifel Financial Corp.	2,403	115,152	(a)
SWS Group Inc.	1,449	8,810	(a)
The Charles Schwab Corp.	76,965	2,001,090
The Goldman Sachs Group Inc.	27,959	4,956,012
		10,923,206

IT Consulting & Other Services—0.7%
Accenture PLC	42,169	3,467,135
Acxiom Corp.	5,024	185,788	(a)
CACI International Inc.	852	62,384	(a)
CIBER Inc.	2,753	11,397	(a)
Cognizant Technology Solutions Corp.	20,065	2,026,164	(a)
Computer Task Group Inc.	692	13,079
EPAM Systems Inc.	821	28,686	(a)
Forrester Research Inc.	449	17,179
Gartner Inc.	2,766	196,524	(a)
iGATE Corp.	1,240	49,798	(a)
International Business Machines Corp.	67,704	12,699,239
Leidos Holdings Inc.	2,178	101,255
Lionbridge Technologies Inc.	2,179	12,987	(a)
ManTech International Corp.	1,590	47,589
Sapient Corp.	4,241	73,624	(a)
Science Applications International Corp.	1,242	41,073
ServiceSource International Inc.	2,253	18,880	(a)
Teradata Corp.	10,839	493,066	(a)
The Hackett Group Inc.	1,197	7,433
Unisys Corp.	1,715	57,573	(a)
Virtusa Corp.	760	28,948	(a)
		19,639,801

Leisure Facilities—0.0%*
ClubCorp Holdings Inc.	752	13,340
International Speedway Corp.	1,886	66,934
Life Time Fitness Inc.	2,782	130,754	(a)
Speedway Motorsports Inc.	512	10,163
Town Sports International Holdings Inc.	1,073	15,838
Vail Resorts Inc.	1,343	101,034
		338,063

Leisure Products—0.1%
Arctic Cat Inc.	487	27,749
Black Diamond Inc.	836	11,144	(a)
Brunswick Corp.	6,132	282,440
Callaway Golf Co.	2,208	18,614
Hasbro Inc.	7,755	426,603
JAKKS Pacific Inc.	971	6,535
Johnson Outdoors Inc.	212	5,713
LeapFrog Enterprises Inc.	2,381	18,905	(a)

Marine Products Corp.	446	4,482
Mattel Inc.	22,449	1,068,123
Nautilus Inc.	1,254	10,571	(a)
Polaris Industries Inc.	1,934	281,668
Smith & Wesson Holding Corp.	1,878	25,334	(a)
Sturm Ruger & Company Inc.	756	55,256
		2,243,137

Life & Health Insurance—0.4%
Aflac Inc.	30,917	2,065,256
American Equity Investment Life Holding Co.	2,434	64,209
Citizens Inc.	1,393	12,189	(a)
CNO Financial Group Inc.	8,405	148,684
FBL Financial Group Inc.	388	17,378
Independence Holding Co.	125	1,686
Kansas City Life Insurance Co.	108	5,156
Lincoln National Corp.	17,402	898,291
MetLife Inc.	74,361	4,009,545
National Western Life Insurance Co.	78	17,437
Primerica Inc.	3,780	162,200
Principal Financial Group Inc.	18,160	895,470
Protective Life Corp.	2,369	120,013
Prudential Financial Inc.	30,712	2,832,261
StanCorp Financial Group Inc.	1,312	86,920
Symetra Financial Corp.	3,129	59,326
The Phoenix Companies Inc.	206	12,648	(a)
Torchmark Corp.	5,998	468,744
Unum Group	17,324	607,726
		12,485,139

Life Sciences Tools & Services—0.2%
Accelerate Diagnostics Inc.	437	5,331	(a)
Affymetrix Inc.	2,694	23,088	(a)
Agilent Technologies Inc.	21,942	1,254,863
Albany Molecular Research Inc.	892	8,991	(a)
Bio-Rad Laboratories Inc.	608	75,155	(a)
Cambrex Corp.	1,071	19,096	(a)
Charles River Laboratories International Inc.	1,444	76,590	(a)
Covance Inc.	1,686	148,469	(a)
Fluidigm Corp.	915	35,063	(a)
Furiex Pharmaceuticals Inc.	213	8,948	(a)
Harvard Bioscience Inc.	1,121	5,269	(a)
Life Technologies Corp.	11,453	868,137	(a)
Luminex Corp.	1,490	28,906	(a)
Mettler-Toledo International Inc.	891	216,148	(a)
NeoGenomics Inc.	1,263	4,572	(a)
Pacific Biosciences of California Inc.	1,998	10,450	(a)
PAREXEL International Corp.	2,130	96,233	(a)
PerkinElmer Inc.	7,505	309,431
Sequenom Inc.	3,823	8,946	(a)
Techne Corp.	992	93,913
Thermo Fisher Scientific Inc.	23,970	2,669,059
Waters Corp.	5,647	564,700	(a)
		6,531,358

Managed Healthcare—0.4%
Aetna Inc.	24,377	1,672,018
Centene Corp.	2,062	121,555	(a)
Cigna Corp.	18,335	1,603,946
Health Net Inc.	2,375	70,466	(a)
Humana Inc.	10,342	1,067,501
Magellan Health Services Inc.	993	59,491	(a)
Molina Healthcare Inc.	1,106	38,433	(a)
Triple-S Management Corp.	847	16,466	(a)
UnitedHealth Group Inc.	66,779	5,028,459
Universal American Corp.	1,336	9,753
WellCare Health Plans Inc.	2,957	208,232	(a)
WellPoint Inc.	19,596	1,810,474
		11,706,794

Marine—0.0%*
International Shipholding Corp.	162	4,779
Kirby Corp.	1,709	169,619	(a)
Matson Inc.	2,902	75,771
Ultrapetrol Bahamas Ltd.	807	3,018	(a)
		253,187

Metal & Glass Containers—0.0%*
AEP Industries Inc.	178	9,404	(a)
Aptargroup Inc.	1,982	134,400
Ball Corp.	9,594	495,626
Berry Plastics Group Inc.	2,137	50,839	(a)
Greif Inc.	910	47,684
Myers Industries Inc.	1,070	22,598
Owens-Illinois Inc.	11,021	394,331	(a)
Silgan Holdings Inc.	1,309	62,858
		1,217,740

Mortgage REITs—0.0%*
AG Mortgage Investment Trust Inc.	1,126	17,611
American Capital Mortgage Investment Corp.	2,390	41,729
Anworth Mortgage Asset Corp.	5,779	24,330
Apollo Commercial Real Estate Finance Inc.	1,254	20,378
Apollo Residential Mortgage Inc.	1,198	17,706
Ares Commercial Real Estate Corp.	724	9,484
ARMOUR Residential REIT Inc.	14,697	58,935
Capstead Mortgage Corp.	3,922	47,378
Colony Financial Inc.	2,832	57,461
CYS Investments Inc.	6,964	51,603
Ellington Residential Mortgage REIT	291	4,476
Hannon Armstrong Sustainable Infrastructure Capital Inc.	553	7,720
Invesco Mortgage Capital Inc.	5,461	80,168
iStar Financial Inc.	3,158	45,065	(a)
JAVELIN Mortgage Investment Corp.	353	4,917
New Residential Investment Corp.	9,736	65,036
New York Mortgage Trust Inc.	2,660	18,593
NorthStar Realty Finance Corp.	10,908	146,713
PennyMac Mortgage Investment Trust	2,703	62,061
Redwood Trust Inc.	3,132	60,667
Resource Capital Corp.	4,938	29,282
Western Asset Mortgage Capital Corp.	895	13,318
ZAIS Financial Corp.	278	4,456
		889,087

Motorcycle Manufacturers—0.0%*
Harley-Davidson Inc.	14,667	1,015,543

Movies & Entertainment—0.7%
Carmike Cinemas Inc.	772	21,492	(a)
Cinemark Holdings Inc.	3,105	103,490
DreamWorks Animation SKG Inc.	2,130	75,615	(a)
Live Nation Entertainment Inc.	5,387	106,447	(a)
Reading International Inc.	655	4,906	(a)
Rentrak Corp.	425	16,103	(a)
SFX Entertainment Inc.	704	8,448	(a)
The Walt Disney Co.	108,403	8,281,989
Time Warner Inc.	60,011	4,183,967
Twenty-First Century Fox Inc.	130,165	4,579,205
Viacom Inc.	26,920	2,351,193
World Wrestling Entertainment Inc.	1,198	19,863
		19,752,718

Multi-Line Insurance—0.3%
American Financial Group Inc.	2,148	123,982
American International Group Inc.	97,662	4,985,645
Assurant Inc.	4,824	320,169
Eastern Insurance Holdings Inc.	191	4,678
Fortegra Financial Corp.	285	2,357	(a)
Genworth Financial Inc.	32,787	509,182	(a)
Hartford Financial Services Group Inc.	29,656	1,074,437
HCC Insurance Holdings Inc.	3,017	139,204
Horace Mann Educators Corp.	1,557	49,108
Kemper Corp.	1,537	62,833
Loews Corp.	20,289	978,741
		8,250,336

Multi-Sector Holdings—0.5%
Berkshire Hathaway Inc.	119,397	14,155,708	(a)
Leucadia National Corp.	20,796	589,359
PICO Holdings Inc.	742	17,148	(a)
		14,762,215

Multi-Utilities—0.4%
Alliant Energy Corp.	3,338	172,241
Ameren Corp.	16,095	581,995
Avista Corp.	2,269	63,963
Black Hills Corp.	3,060	160,681
CenterPoint Energy Inc.	28,281	655,554
CMS Energy Corp.	17,645	472,357
Consolidated Edison Inc.	19,428	1,073,980
Dominion Resources Inc.	38,501	2,490,630
DTE Energy Co.	11,749	780,016
Integrys Energy Group Inc.	5,219	283,966
MDU Resources Group Inc.	5,682	173,585
NiSource Inc.	20,938	688,441
NorthWestern Corp.	1,458	63,160
PG&E Corp.	29,770	1,199,136
Public Service Enterprise Group Inc.	33,555	1,075,102
SCANA Corp.	9,250	434,102
Sempra Energy	15,077	1,353,311
TECO Energy Inc.	13,534	233,326
Vectren Corp.	2,462	87,401
Wisconsin Energy Corp.	14,994	619,852
		12,662,799

Office Electronics—0.0%*
Xerox Corp.	76,764	934,218
Zebra Technologies Corp.	1,499	81,066	(a)
		1,015,284

Office REITs—0.1%
Alexandria Real Estate Equities Inc.	2,153	136,974
BioMed Realty Trust Inc.	5,746	104,118
Boston Properties Inc.	10,141	1,017,852
Coresite Realty Corp.	776	24,979
Corporate Office Properties Trust	2,613	61,902
CyrusOne Inc.	752	16,792
DuPont Fabros Technology Inc.	2,404	59,403
Franklin Street Properties Corp.	3,456	41,299
Government Properties Income Trust	2,095	52,061
Gramercy Property Trust Inc.	2,686	15,445	(a)
Highwoods Properties Inc.	6,178	223,458
Hudson Pacific Properties Inc.	1,560	34,117
Kilroy Realty Corp.	2,465	123,694
Mack-Cali Realty Corp.	2,632	56,535
Parkway Properties Inc.	2,087	40,253
QTS Realty Trust Inc.	478	11,845
SL Green Realty Corp.	2,751	254,137
		2,274,864

Office Services & Supplies—0.0%*
ACCO Brands Corp.	4,269	28,688	(a)
ARC Document Solutions Inc.	1,419	11,664	(a)
Avery Dennison Corp.	6,370	319,710
Herman Miller Inc.	4,042	119,320
HNI Corp.	3,113	120,878
Interface Inc.	2,248	49,366
Kimball International Inc.	1,029	15,466
Knoll Inc.	1,797	32,903
Mine Safety Appliances Co.	2,050	104,981
NL Industries Inc.	305	3,410
Pitney Bowes Inc.	13,595	316,763
Steelcase Inc.	3,238	51,355
United Stationers Inc.	1,541	70,716
West Corp.	870	22,368
		1,267,588

Oil & Gas Drilling—0.1%
Atwood Oceanics Inc.	1,742	93,006	(a)
Diamond Offshore Drilling Inc.	4,552	259,100
Ensco PLC	15,495	886,004
Helmerich & Payne Inc.	7,107	597,557
Hercules Offshore Inc.	6,029	39,369	(a)
Nabors Industries Ltd.	17,170	291,718
Parker Drilling Co.	4,456	36,227	(a)
Patterson-UTI Energy Inc.	4,329	109,610
Pioneer Energy Services Corp.	2,181	17,470	(a)
Rowan Companies PLC	8,217	290,553	(a)
Unit Corp.	1,307	67,467	(a)
Vantage Drilling Co.	8,521	15,679	(a)
		2,703,760

Oil & Gas Equipment & Services—0.6%
Baker Hughes Inc.	29,400	1,624,644
Basic Energy Services Inc.	1,093	17,248	(a)
Bolt Technology Corp.	365	8,034
Bristow Group Inc.	1,339	100,505
C&J Energy Services Inc.	1,714	39,593	(a)
Cal Dive International Inc.	2,825	5,678	(a)
Cameron International Corp.	15,779	939,324	(a)
CARBO Ceramics Inc.	1,341	156,267
Dawson Geophysical Co.	244	8,252	(a)
Dresser-Rand Group Inc.	2,299	137,089	(a)
Dril-Quip Inc.	1,224	134,554	(a)
Era Group Inc.	679	20,954	(a)
Exterran Holdings Inc.	2,211	75,616	(a)
FMC Technologies Inc.	15,694	819,384	(a)
Forum Energy Technologies Inc.	1,518	42,899	(a)
Geospace Technologies Corp.	492	46,656	(a)
Global Geophysical Services Inc.	1,033	1,663	(a)
Gulf Island Fabrication Inc.	442	10,263
Gulfmark Offshore Inc.	1,028	48,450
Halliburton Co.	56,264	2,855,398
Helix Energy Solutions Group Inc.	7,011	162,515	(a)
Hornbeck Offshore Services Inc.	1,340	65,968	(a)
ION Geophysical Corp.	4,961	16,371	(a)
Key Energy Services Inc.	5,556	43,892	(a)
Matrix Service Co.	923	22,586	(a)
Mitcham Industries Inc.	594	10,520	(a)
National Oilwell Varco Inc.	28,397	2,258,413
Natural Gas Services Group Inc.	546	15,053	(a)
Newpark Resources Inc.	3,240	39,820	(a)
Nuverra Environmental Solutions Inc.	520	8,731	(a)
Oceaneering International Inc.	3,249	256,281
Oil States International Inc.	1,659	168,754	(a)
PHI Inc.	442	19,183	(a)
RigNet Inc.	452	21,664	(a)
Schlumberger Ltd.	87,355	7,871,559
SEACOR Holdings Inc.	759	69,221	(a)
Superior Energy Services Inc.	4,772	126,983	(a)
Tesco Corp.	1,049	20,749	(a)
TETRA Technologies Inc.	2,967	36,672	(a)
TGC Industries Inc.	715	5,220
Tidewater Inc.	1,498	88,786
Willbros Group Inc.	1,511	14,234	(a)
		18,435,646

Oil & Gas Exploration & Production—1.0%
Abraxas Petroleum Corp.	3,205	10,512	(a)
Anadarko Petroleum Corp.	33,383	2,647,940
Apache Corp.	26,482	2,275,863
Apco Oil and Gas International Inc.	434	6,766	(a)
Approach Resources Inc.	1,272	24,537	(a)
Athlon Energy Inc.	637	19,269	(a)
Bill Barrett Corp.	3,341	89,472	(a)
Bonanza Creek Energy Inc.	1,123	48,817	(a)
BPZ Resources Inc.	4,828	8,787	(a)
Cabot Oil & Gas Corp.	27,936	1,082,799
Callon Petroleum Co.	1,347	8,796	(a)

Carrizo Oil & Gas Inc.	1,709	76,512	(a)
Chesapeake Energy Corp.	33,530	910,004
Cimarex Energy Co.	2,607	273,500
Clayton Williams Energy Inc.	228	18,685	(a)
Comstock Resources Inc.	1,779	32,538
ConocoPhillips	81,262	5,741,160
Contango Oil & Gas Co.	566	26,749	(a)
Denbury Resources Inc.	24,325	399,660	(a)
Devon Energy Corp.	25,315	1,566,239
Diamondback Energy Inc.	699	36,949	(a)
Emerald Oil Inc.	2,032	15,565	(a)
Endeavour International Corp.	1,510	7,927	(a)
Energen Corp.	2,182	154,376
Energy XXI Bermuda Ltd.	3,021	81,748
EOG Resources Inc.	18,107	3,039,079
EPL Oil & Gas Inc.	1,119	31,891	(a)
EQT Corp.	9,998	897,620
Evolution Petroleum Corp.	603	7,441
EXCO Resources Inc.	5,025	26,683
Forest Oil Corp.	4,349	15,700	(a)
FX Energy Inc.	2,499	9,146	(a)
Gastar Exploration Inc.	2,242	15,515	(a)
Goodrich Petroleum Corp.	1,154	19,641	(a)
Gulfport Energy Corp.	2,532	159,896	(a)
Halcon Resources Corp.	8,541	32,968	(a)
Isramco Inc.	44	5,590	(a)
Jones Energy Inc.	292	4,228	(a)
Kodiak Oil & Gas Corp.	9,958	111,629	(a)
Magnum Hunter Resources Corp.	6,447	47,128	(a)
Marathon Oil Corp.	46,209	1,631,178
Matador Resources Co.	2,181	40,654	(a)
Midstates Petroleum Company Inc.	1,128	7,467	(a)
Miller Energy Resources Inc.	1,114	7,843	(a)
Murphy Oil Corp.	11,634	754,814
Newfield Exploration Co.	9,166	225,759	(a)
Noble Energy Inc.	23,832	1,623,197
Northern Oil and Gas Inc.	2,385	35,942	(a)
Panhandle Oil and Gas Inc.	255	8,520
PDC Energy Inc.	1,300	69,186	(a)
Penn Virginia Corp.	2,028	19,124	(a)
PetroQuest Energy Inc.	2,680	11,578	(a)
Pioneer Natural Resources Co.	9,464	1,742,038
QEP Resources Inc.	12,018	368,352
Quicksilver Resources Inc.	4,675	14,352	(a)
Range Resources Corp.	10,840	913,920
Resolute Energy Corp.	2,818	25,447	(a)
Rex Energy Corp.	1,676	33,034	(a)
Rosetta Resources Inc.	4,190	201,288	(a)
Sanchez Energy Corp.	1,392	34,118	(a)
SM Energy Co.	2,015	167,467
Southwestern Energy Co.	23,263	914,934	(a)
Stone Energy Corp.	1,886	65,237	(a)
Swift Energy Co.	1,568	21,168	(a)
Synergy Resources Corp.	1,861	17,233	(a)
Triangle Petroleum Corp.	2,462	20,484	(a)
Vaalco Energy Inc.	2,238	15,420	(a)

W&T Offshore Inc.	1,280	20,480
Warren Resources Inc.	3,392	10,651	(a)
WPX Energy Inc.	13,124	267,467	(a)
		29,277,677

Oil & Gas Refining & Marketing—0.3%
Adams Resources & Energy Inc.	101	6,918
Alon USA Energy Inc.	993	16,424
Amyris Inc.	1,627	8,607	(a)
Clean Energy Fuels Corp.	2,489	32,058	(a)
Delek US Holdings Inc.	1,436	49,413
Green Plains Renewable Energy Inc.	905	17,548
HollyFrontier Corp.	5,956	295,954
Marathon Petroleum Corp.	19,968	1,831,665
Phillips 66	39,768	3,067,306
Renewable Energy Group Inc.	830	9,512	(a)
Rentech Inc.	725	1,269	(a)
REX American Resources Corp.	216	9,657	(a)
Tesoro Corp.	8,812	515,502
Valero Energy Corp.	35,790	1,803,816
Western Refining Inc.	2,048	86,856
World Fuel Services Corp.	2,177	93,959
		7,846,464

Oil & Gas Storage & Transportation—0.2%
Crosstex Energy Inc.	1,771	64,039
Frontline Ltd.	1,851	6,923	(a)
GasLog Ltd.	1,190	20,337
Kinder Morgan Inc.	44,662	1,607,832
Knightsbridge Tankers Ltd.	1,214	11,157
Nordic American Tankers Ltd.	2,801	27,170
Scorpio Tankers Inc.	6,707	79,075
SemGroup Corp.	1,620	105,672
Ship Finance International Ltd.	2,005	32,842
Spectra Energy Corp.	44,445	1,583,131
Targa Resources Corp.	1,254	110,565
Teekay Tankers Ltd.	3,247	12,761
The Williams Companies Inc.	45,333	1,748,494
		5,409,998

Packaged Foods & Meats—0.6%
Annie’s Inc.	490	21,090	(a)
B&G Foods Inc.	2,052	69,583
Boulder Brands Inc.	2,207	35,003	(a)
Cal-Maine Foods Inc.	563	33,909
Calavo Growers Inc.	532	16,098
Campbell Soup Co.	11,910	515,465
Chiquita Brands International Inc.	1,668	19,516	(a)
ConAgra Foods Inc.	27,985	943,094
Dean Foods Co.	2,810	48,304	(a)
Diamond Foods Inc.	795	20,543	(a)
Farmer Bros Co.	78	1,814	(a)
Flowers Foods Inc.	5,280	113,362
General Mills Inc.	42,072	2,099,814
Green Mountain Coffee Roasters Inc.	3,937	297,558	(a)
Hillshire Brands Co.	3,681	123,093
Hormel Foods Corp.	8,887	401,426

Inventure Foods Inc.	575	7,625	(a)
J&J Snack Foods Corp.	572	50,673
John B Sanfilippo & Son Inc.	357	8,811
Kellogg Co.	17,058	1,041,732
Kraft Foods Group Inc.	39,525	2,131,188
Lancaster Colony Corp.	1,258	110,893
Lifeway Foods Inc.	157	2,509
McCormick & Company Inc.	8,833	608,770
Mead Johnson Nutrition Co.	13,398	1,122,216
Mondelez International Inc.	116,331	4,106,484
Omega Protein Corp.	877	10,778	(a)
Pilgrim’s Pride Corp.	2,198	35,718	(a)
Post Holdings Inc.	2,220	109,379	(a)
Sanderson Farms Inc.	889	64,301
Seaboard Corp.	11	30,745
Seneca Foods Corp.	360	11,480	(a)
Snyders-Lance Inc.	1,824	52,385
The Hain Celestial Group Inc.	2,865	260,085	(a)
The Hershey Co.	9,937	966,175
The JM Smucker Co.	6,955	720,677
Tootsie Roll Industries Inc.	1,322	43,018
TreeHouse Foods Inc.	1,348	92,904	(a)
Tyson Foods Inc.	18,018	602,882
WhiteWave Foods Co.	5,223	119,816	(a)
		17,070,916

Paper Packaging—0.1%
Bemis Company Inc.	6,739	276,029
Graphic Packaging Holding Co.	7,443	71,453	(a)
MeadWestvaco Corp.	11,755	434,112
Packaging Corporation of America	2,940	186,043
Rock Tenn Co.	2,163	227,137
Sealed Air Corp.	12,856	437,747
Sonoco Products Co.	3,062	127,747
UFP Technologies Inc.	197	4,968	(a)
		1,765,236

Paper Products—0.1%
Clearwater Paper Corp.	793	41,633	(a)
Domtar Corp.	976	92,076
International Paper Co.	29,427	1,442,806
KapStone Paper and Packaging Corp.	1,539	85,969	(a)
Neenah Paper Inc.	587	25,106
PH Glatfelter Co.	1,644	45,440
Resolute Forest Products Inc.	2,366	37,903	(a)
Schweitzer-Mauduit International Inc.	1,169	60,168
Wausau Paper Corp.	1,843	23,369
		1,854,470

Personal Products—0.1%
Avon Products Inc.	28,774	495,488
Elizabeth Arden Inc.	996	35,308	(a)
Inter Parfums Inc.	614	21,987
Lifevantage Corp.	4,684	7,729	(a)
Medifast Inc.	489	12,778	(a)
Nature’s Sunshine Products Inc.	511	8,851
Nutraceutical International Corp.	300	8,034	(a)
Revlon Inc.	343	8,561	(a)

Star Scientific Inc.	7,065	8,195	(a)
Synutra International Inc.	640	5,683	(a)
The Estee Lauder Companies Inc.	16,984	1,279,235
The Female Health Co.	853	7,251
USANA Health Sciences Inc.	221	16,703	(a)
		1,915,803

Pharmaceuticals—2.2%
AbbVie Inc.	105,524	5,572,723
AcelRx Pharmaceuticals Inc.	746	8,437	(a)
Actavis PLC	11,545	1,939,560	(a)
Aerie Pharmaceuticals Inc.	242	4,346	(a)
Akorn Inc.	2,200	54,186	(a)
Alimera Sciences Inc.	1,013	4,771	(a)
Allergan Inc.	19,711	2,189,498
Ampio Pharmaceuticals Inc.	1,207	8,606	(a)
Aratana Therapeutics Inc.	220	4,202	(a)
Auxilium Pharmaceuticals Inc.	1,833	38,016	(a)
AVANIR Pharmaceuticals Inc.	5,326	17,895	(a)
BioDelivery Sciences International Inc.	1,377	8,111	(a)
Bristol-Myers Squibb Co.	109,217	5,804,884
Cadence Pharmaceuticals Inc.	2,222	20,109	(a)
Cempra Inc.	756	9,367	(a)
Corcept Therapeutics Inc.	2,736	8,810	(a)
Cornerstone Therapeutics Inc.	258	2,448	(a)
Depomed Inc.	2,158	22,832	(a)
Eli Lilly & Co.	65,764	3,353,964
Endo Health Solutions Inc.	3,448	232,602	(a)
Endocyte Inc.	1,109	11,855	(a)
Forest Laboratories Inc.	15,708	942,951	(a)
Hi-Tech Pharmacal Company Inc.	427	18,528	(a)
Horizon Pharma Inc.	2,128	16,215	(a)
Hospira Inc.	10,989	453,626	(a)
Impax Laboratories Inc.	2,616	65,766	(a)
Johnson & Johnson	187,148	17,140,885
Lannett Company Inc.	720	23,832	(a)
Mallinckrodt PLC	1,726	90,201	(a)
Merck & Company Inc.	193,814	9,700,391
Mylan Inc.	25,396	1,102,186	(a)
Nektar Therapeutics	4,382	49,736	(a)
Omeros Corp.	1,321	14,914	(a)
Pacira Pharmaceuticals Inc.	1,040	59,790	(a)
Pernix Therapeutics Holdings	433	1,091	(a)
Perrigo Co. PLC	10,280	1,577,569
Pfizer Inc.	429,895	13,167,684
Pozen Inc.	999	8,032	(a)
Prestige Brands Holdings Inc.	1,900	68,020	(a)
Questcor Pharmaceuticals Inc.	1,946	105,960
Relypsa Inc.	194	4,850	(a)
Repros Therapeutics Inc.	828	15,152	(a)
Sagent Pharmaceuticals Inc.	686	17,411	(a)
Salix Pharmaceuticals Ltd.	1,888	169,807	(a)
Santarus Inc.	2,121	67,787	(a)
Sciclone Pharmaceuticals Inc.	1,782	8,981	(a)
Sucampo Pharmaceuticals Inc.	578	5,433	(a)
Supernus Pharmaceuticals Inc.	678	5,112	(a)

The Medicines Co.	2,303	88,942	(a)
TherapeuticsMD Inc.	2,930	15,265	(a)
ViroPharma Inc.	2,500	124,625	(a)
Vivus Inc.	3,818	34,668	(a)
XenoPort Inc.	2,036	11,707	(a)
Zoetis Inc.	33,167	1,084,229
Zogenix Inc.	3,643	12,532	(a)
		65,591,100

Precious Metals & Minerals—0.0%*
Coeur Mining Inc.	3,903	42,348	(a)
Hecla Mining Co.	12,124	37,342
Paramount Gold and Silver Corp.	5,406	5,037	(a)
Stillwater Mining Co.	4,535	55,962	(a)
		140,689

Property & Casualty Insurance—0.4%
ACE Ltd.	22,557	2,335,326
Ambac Financial Group Inc.	1,738	42,685	(a)
AMERISAFE Inc.	707	29,864
Amtrust Financial Services Inc.	1,206	39,424
Argo Group International Holdings Ltd.	1,066	49,558
Aspen Insurance Holdings Ltd.	1,969	81,339
Baldwin & Lyons Inc.	264	7,213
Cincinnati Financial Corp.	9,781	512,231
Donegal Group Inc.	272	4,325
EMC Insurance Group Inc.	124	3,797
Employers Holdings Inc.	1,165	36,872
Fidelity National Financial Inc.	7,499	243,343
Global Indemnity PLC	281	7,109	(a)
Hallmark Financial Services Inc.	817	7,259	(a)
HCI Group Inc.	324	17,334
Hilltop Holdings Inc.	2,420	55,975	(a)
Infinity Property & Casualty Corp.	421	30,207
Investors Title Co.	69	5,588
Meadowbrook Insurance Group Inc.	1,730	12,041
Mercury General Corp.	1,085	53,935
National Interstate Corp.	225	5,175
Old Republic International Corp.	7,288	125,864
OneBeacon Insurance Group Ltd.	850	13,447
RLI Corp.	819	79,754
Safety Insurance Group Inc.	551	31,021
Selective Insurance Group Inc.	2,183	59,072
State Auto Financial Corp.	519	11,024
Stewart Information Services Corp.	788	25,429
The Allstate Corp.	30,171	1,645,526
The Chubb Corp.	16,700	1,613,721
The Hanover Insurance Group Inc.	1,310	78,220
The Navigators Group Inc.	394	24,885	(a)
The Progressive Corp.	36,616	998,518
The Travelers Companies Inc.	24,149	2,186,451
Tower Group International Ltd.	2,230	7,537
United Fire Group Inc.	769	22,040
Universal Insurance Holdings Inc.	1,099	15,914
WR Berkley Corp.	3,278	142,232
XL Group PLC	18,760	597,318
		11,258,573

Publishing—0.1%
AH Belo Corp.	740	5,528
Daily Journal Corp.	18	3,330	(a)
Dex Media Inc.	701	4,753	(a)
EW Scripps Co.	1,119	24,305	(a)
Gannett Company Inc.	15,118	447,190
Global Sources Ltd.	829	6,740	(a)
John Wiley & Sons Inc.	1,386	76,507
Journal Communications Inc.	1,462	13,611	(a)
Martha Stewart Living Omnimedia	849	3,566	(a)
Meredith Corp.	2,489	128,930
News Corp.	33,307	600,192	(a)
Scholastic Corp.	957	32,547
The McClatchy Co.	2,905	9,877	(a)
The New York Times Co.	8,733	138,593
Valassis Communications Inc.	2,637	90,317
		1,585,986

Railroads—0.3%
CSX Corp.	67,239	1,934,466
Genesee & Wyoming Inc.	1,527	146,668	(a)
Kansas City Southern	7,311	905,321
Norfolk Southern Corp.	20,491	1,902,180
Union Pacific Corp.	30,551	5,132,568
		10,021,203

Real Estate Development—0.0%*
AV Homes Inc.	221	4,016	(a)
Forestar Group Inc.	1,311	27,885	(a)
		31,901

Real Estate Operating Companies—0.0%*
Altisource Residential Corp.	1,500	45,165

Real Estate Services—0.0%*
CBRE Group Inc.	18,418	484,393	(a)
Jones Lang LaSalle Inc.	1,340	137,203
Kennedy-Wilson Holdings Inc.	1,970	43,832
RE/MAX Holdings Inc.	428	13,726	(a)
		679,154

Regional Banks—0.6%
1st Source Corp.	508	16,226
1st United Bancorp Inc.	1,357	10,327
Access National Corp.	350	5,233
American National Bankshares Inc.	307	8,059
Ameris Bancorp.	819	17,289	(a)
Ames National Corp.	402	9,001
Arrow Financial Corp.	446	11,846
Associated Banc-Corp.	4,878	84,877
Bancfirst Corp.	288	16,145
Bancorp Inc.	1,251	22,405	(a)
BancorpSouth Inc.	6,105	155,189
Bank of Hawaii Corp.	1,334	78,893
Bank of Kentucky Financial Corp.	231	8,524
Bank of Marin Bancorp.	230	9,980

Bank of the Ozarks Inc.	1,180	66,776
Banner Corp.	720	32,270
Bar Harbor Bankshares	141	5,639
BB&T Corp.	46,759	1,745,046
BBCN Bancorp Inc.	3,021	50,118
BNC Bancorp	617	10,575
Boston Private Financial Holdings Inc.	2,966	37,431
Bridge Bancorp Inc.	375	9,750
Bridge Capital Holdings	421	8,647	(a)
Bryn Mawr Bank Corp.	516	15,573
C&F Financial Corp.	146	6,668
Camden National Corp.	348	14,693
Capital Bank Financial Corp.	873	19,861	(a)
Capital City Bank Group Inc.	622	7,321	(a)
Cardinal Financial Corp.	1,101	19,818
Cascade Bancorp	488	2,552	(a)
Cathay General Bancorp.	5,250	140,332
Center Bancorp Inc.	501	9,399
Centerstate Banks Inc.	1,386	14,068
Central Pacific Financial Corp.	747	15,000
Century Bancorp Inc.	118	3,924
Chemical Financial Corp.	1,024	32,430
Chemung Financial Corp.	149	5,091
Citizens & Northern Corp.	577	11,904
City Holding Co.	562	26,037
City National Corp.	1,428	113,126
CNB Financial Corp.	570	10,830
CoBiz Financial Inc.	1,169	13,981
Columbia Banking System Inc.	1,962	53,975
Commerce Bancshares Inc.	2,447	109,895
Community Bank System Inc.	1,559	61,861
Community Trust Bancorp Inc.	493	22,264
CommunityOne Bancorp	554	7,063	(a)
CU Bancorp	321	5,611	(a)
Cullen Frost Bankers Inc.	1,581	117,674
Customers Bancorp Inc.	882	18,046	(a)
CVB Financial Corp.	3,550	60,598
Eagle Bancorp Inc.	844	25,852	(a)
East West Bancorp Inc.	4,148	145,056
Enterprise Bancorp Inc.	268	5,674
Enterprise Financial Services Corp.	809	16,520
Farmers Capital Bank Corp.	270	5,873	(a)
Fidelity Southern Corp.	484	8,039
Fifth Third Bancorp	58,561	1,231,538
Financial Institutions Inc.	450	11,119
First BanCorp	2,841	17,586	(a,††)
First BanCorp	781	12,980	(††)
First Bancorp Inc.	431	7,508
First Busey Corp.	2,124	12,319
First Commonwealth Financial Corp.	3,757	33,137
First Community Bancshares Inc.	503	8,400
First Connecticut Bancorp Inc.	642	10,349
First Financial Bancorp.	2,172	37,858
First Financial Bankshares Inc.	1,197	79,385
First Financial Corp.	514	18,792
First Financial Holdings Inc.	894	59,460

First Horizon National Corp.	7,092	82,622
First Interstate Bancsystem Inc.	695	19,717
First Merchants Corp.	1,301	29,611
First Midwest Bancorp Inc.	2,826	49,540
First NBC Bank Holding Co.	199	6,428	(a)
First Niagara Financial Group Inc.	10,587	112,434
First Security Group Inc.	2,440	5,612	(a)
FirstMerit Corp.	11,208	249,154
Flushing Financial Corp.	1,091	22,584
FNB Corp.	5,674	71,606
Fulton Financial Corp.	5,797	75,825
German American Bancorp Inc.	577	16,444
Glacier Bancorp Inc.	2,796	83,293
Great Southern Bancorp Inc.	488	14,840
Guaranty Bancorp	313	4,398
Hancock Holding Co.	5,677	208,232
Hanmi Financial Corp.	1,139	24,933
Heartland Financial USA Inc.	525	15,115
Heritage Commerce Corp.	1,056	8,701
Heritage Financial Corp.	677	11,583
Heritage Oaks Bancorp	938	7,035	(a)
Home BancShares Inc.	1,762	65,811
Home Federal Bancorp Inc.	719	10,713
HomeTrust Bancshares Inc.	960	15,350	(a)
Horizon Bancorp	324	8,207
Hudson Valley Holding Corp.	764	15,547
Huntington Bancshares Inc.	55,093	531,647
Iberiabank Corp.	1,149	72,215
Independent Bank Corp.	855	33,507
Independent Bank Group Inc.	165	8,194
International Bancshares Corp.	3,753	99,042
Intervest Bancshares Corp.	759	5,700	(a)
Investors Bancorp Inc.	1,754	44,867
KeyCorp	59,480	798,222
Lakeland Bancorp Inc.	954	11,801
Lakeland Financial Corp.	571	22,269
LCNB Corp.	236	4,217
M&T Bank Corp.	8,639	1,005,752
Macatawa Bank Corp.	964	4,820	(a)
MainSource Financial Group Inc.	936	16,876
MB Financial Inc.	2,114	67,838
Mercantile Bank Corp.	407	8,783
Merchants Bancshares Inc.	189	6,331
Metro Bancorp Inc.	628	13,527	(a)
MetroCorp Bancshares Inc.	618	9,313
Middleburg Financial Corp.	228	4,113
MidSouth Bancorp Inc.	424	7,573
MidWestOne Financial Group Inc.	297	8,078
National Bank Holdings Corp.	1,701	36,401
National Bankshares Inc.	310	11,436
National Penn Bancshares Inc.	4,426	50,147
NBT Bancorp Inc.	1,658	42,942
NewBridge Bancorp	807	6,052	(a)
Northrim BanCorp Inc.	274	7,190
OFG Bancorp	1,668	28,923
Old National Bancorp	3,931	60,419

OmniAmerican Bancorp Inc.	455	9,728	(a)
Pacific Continental Corp.	831	13,246
Pacific Premier Bancorp Inc.	517	8,138	(a)
PacWest Bancorp	1,450	61,219
Palmetto Bancshares Inc.	365	4,730	(a)
Park National Corp.	445	37,856
Park Sterling Corp.	2,028	14,480
Peapack Gladstone Financial Corp.	354	6,761
Penns Woods Bancorp Inc.	142	7,242
Peoples Bancorp Inc.	523	11,773
Pinnacle Financial Partners Inc.	1,326	43,135
PNC Financial Services Group Inc.	35,296	2,738,264
Preferred Bank	546	10,947	(a)
PrivateBancorp Inc.	2,486	71,920
Prosperity Bancshares Inc.	3,982	252,419
Regions Financial Corp.	91,379	903,738
Renasant Corp.	1,148	36,116
Republic Bancorp Inc.	472	11,583
S&T Bancorp Inc.	1,064	26,930
Sandy Spring Bancorp Inc.	898	25,315
Seacoast Banking Corp. of Florida	495	6,039	(a)
Sierra Bancorp	470	7,562
Signature Bank	1,424	152,966	(a)
Simmons First National Corp.	530	19,689
Southside Bancshares Inc.	609	16,650
Southwest BanCorp. Inc.	632	10,061	(a)
State Bank Financial Corp.	1,204	21,901
StellarOne Corp.	806	19,400
Sterling Bancorp	3,249	43,439
Sterling Financial Corp.	1,297	44,202
Suffolk Bancorp	429	8,923	(a)
Sun Bancorp Inc.	2,128	7,491	(a)
SunTrust Banks Inc.	35,506	1,306,976
Susquehanna Bancshares Inc.	7,038	90,368
SVB Financial Group	1,372	143,868	(a)
SY Bancorp Inc.	526	16,790
Synovus Financial Corp.	29,260	105,336
Taylor Capital Group Inc.	572	15,204	(a)
TCF Financial Corp.	4,984	80,990
Texas Capital Bancshares Inc.	1,543	95,975	(a)
The First of Long Island Corp.	331	14,190
Tompkins Financial Corp.	524	26,928
TowneBank	899	13,836
Trico Bancshares	545	15,462
Tristate Capital Holdings Inc.	380	4,507	(a)
Trustmark Corp.	4,637	124,457
UMB Financial Corp.	1,280	82,278
Umpqua Holdings Corp.	4,311	82,513
Union First Market Bankshares Corp.	720	17,863
United Community Banks Inc.	1,719	30,512	(a)
Univest Corp of Pennsylvania	507	10,485
Valley National Bancorp	5,966	60,376
VantageSouth Bancshares Inc.	304	1,602	(a)
ViewPoint Financial Group Inc.	1,456	39,967
Virginia Commerce Bancorp Inc.	907	15,410	(a)
Washington Banking Co.	708	12,553
Washington Trust Bancorp Inc.	494	18,387

Webster Financial Corp.	6,109	190,479
WesBanco Inc.	971	31,072
West Bancorporation Inc.	581	9,191
Westamerica Bancorporation	1,844	104,112
Western Alliance Bancorp	2,849	67,977	(a)
Wilshire Bancorp Inc.	2,275	24,866
Wintrust Financial Corp.	1,425	65,721
Yadkin Financial Corp.	463	7,890	(a)
Zions Bancorporation	12,115	362,965
		17,315,785

Reinsurance—0.0%*
Alleghany Corp.	504	201,580	(a)
Enstar Group Ltd.	354	49,174	(a)
Everest Re Group Ltd.	1,437	223,985
Greenlight Capital Re Ltd.	1,062	35,800	(a)
Maiden Holdings Ltd.	2,096	22,909
Montpelier Re Holdings Ltd.	1,626	47,317
Platinum Underwriters Holdings Ltd.	963	59,013
Reinsurance Group of America Inc.	2,123	164,341
		804,119

Research & Consulting Services—0.1%
Acacia Research Corp.	1,858	27,015
CBIZ Inc.	1,556	14,191	(a)
CRA International Inc.	438	8,672	(a)
Equifax Inc.	8,072	557,694
Exponent Inc.	486	37,636
Franklin Covey Co.	194	3,857	(a)
FTI Consulting Inc.	2,734	112,477	(a)
Huron Consulting Group Inc.	886	55,570	(a)
ICF International Inc.	723	25,095	(a)
Mistras Group Inc.	602	12,570	(a)
Navigant Consulting Inc.	1,849	35,501	(a)
Nielsen Holdings N.V.	16,802	771,044
Odyssey Marine Exploration Inc.	3,468	7,005	(a)
Pendrell Corp.	5,867	11,793	(a)
Resources Connection Inc.	1,413	20,248
RPX Corp.	1,309	22,122	(a)
The Advisory Board Co.	1,367	87,037	(a)
The Corporate Executive Board Co.	2,263	175,224
The Dun & Bradstreet Corp.	2,532	310,803
VSE Corp.	118	5,665
		2,301,219

Residential REITs—0.1%
American Campus Communities Inc.	3,134	100,946
American Residential Properties Inc.	510	8,752	(a)
Apartment Investment & Management Co.	9,543	247,259
Associated Estates Realty Corp.	2,032	32,614
AvalonBay Communities Inc.	8,069	953,998
BRE Properties Inc.	2,326	127,255
Camden Property Trust	2,568	146,068
Campus Crest Communities Inc.	2,349	22,104
Education Realty Trust Inc.	4,186	36,920
Equity Residential	22,234	1,153,278
Essex Property Trust Inc.	1,145	164,319
Home Properties Inc.	1,701	91,208

Mid-America Apartment Communities Inc.	2,252	136,786
Silver Bay Realty Trust Corp.	628	10,042
Sun Communities Inc.	1,379	58,800
UDR Inc.	7,542	176,106
UMH Properties Inc.	607	5,718
		3,472,173

Restaurants—0.5%
AFC Enterprises Inc.	856	32,956	(a)
Biglari Holdings Inc.	50	25,332	(a)
BJ’s Restaurants Inc.	937	29,103	(a)
Bloomin’ Brands Inc.	2,161	51,886	(a)
Bob Evans Farms Inc.	1,879	95,059
Bravo Brio Restaurant Group Inc.	626	10,185	(a)
Brinker International Inc.	2,014	93,329
Buffalo Wild Wings Inc.	699	102,893	(a)
Carrols Restaurant Group Inc.	778	5,143	(a)
CEC Entertainment Inc.	656	29,048
Chipotle Mexican Grill Inc.	2,053	1,093,797	(a)
Chuy’s Holdings Inc.	558	20,099	(a)
Cracker Barrel Old Country Store Inc.	732	80,571
Darden Restaurants Inc.	8,605	467,854
Del Frisco’s Restaurant Group Inc.	333	7,849	(a)
Denny’s Corp.	3,631	26,107	(a)
DineEquity Inc.	639	53,389
Diversified Restaurant Holdings Inc.	613	2,924	(a)
Domino’s Pizza Inc.	1,679	116,942
Einstein Noah Restaurant Group Inc.	358	5,191
Fiesta Restaurant Group Inc.	829	43,307	(a)
Ignite Restaurant Group Inc.	352	4,400	(a)
Jack in the Box Inc.	1,661	83,083	(a)
Jamba Inc.	733	9,111	(a)
Krispy Kreme Doughnuts Inc.	2,539	48,977	(a)
Luby’s Inc.	972	7,504	(a)
McDonald’s Corp.	66,001	6,404,077
Nathan’s Famous Inc.	114	5,747	(a)
Noodles & Co.	208	7,471	(a)
Panera Bread Co.	803	141,882	(a)
Papa John’s International Inc.	1,242	56,387
Potbelly Corp.	291	7,066	(a)
Red Robin Gourmet Burgers Inc.	517	38,020	(a)
Ruby Tuesday Inc.	2,543	17,623	(a)
Ruth’s Hospitality Group Inc.	1,315	18,686
Sonic Corp.	2,038	41,147	(a)
Starbucks Corp.	49,987	3,918,481
Texas Roadhouse Inc.	2,321	64,524
The Cheesecake Factory Inc.	3,415	164,842
The Wendy’s Co.	8,470	73,858
Yum! Brands Inc.	29,540	2,233,519
		15,739,369

Retail REITs—0.2%
Acadia Realty Trust	2,135	53,012
Agree Realty Corp.	530	15,381
Alexander’s Inc.	81	26,730
AmREIT Inc.	605	10,164

Cedar Realty Trust Inc.	3,119	19,525
Equity One Inc.	4,296	96,402
Excel Trust Inc.	2,014	22,940
Federal Realty Investment Trust	1,952	197,952
General Growth Properties Inc.	35,661	715,716
Getty Realty Corp.	873	16,037
Glimcher Realty Trust	5,512	51,592
Inland Real Estate Corp.	3,240	34,085
Kimco Realty Corp.	27,177	536,746
Kite Realty Group Trust	4,822	31,681
National Retail Properties Inc.	3,660	111,008
Pennsylvania Real Estate Investment Trust	2,592	49,196
Ramco-Gershenson Properties Trust	2,252	35,447
Realty Income Corp.	5,867	219,015
Regency Centers Corp.	2,782	128,807
Retail Opportunity Investments Corp.	2,495	36,726
Rouse Properties Inc.	786	17,441
Saul Centers Inc.	336	16,037
Simon Property Group Inc.	20,584	3,132,061
Taubman Centers Inc.	1,909	122,023
The Macerich Co.	9,323	549,032
Urstadt Biddle Properties Inc.	803	14,815
Weingarten Realty Investors	3,355	91,994
		6,351,565

Security & Alarm Services—0.1%
The ADT Corp.	13,267	536,916
The Brink’s Co.	3,253	111,057
Tyco International Ltd.	30,865	1,266,700
		1,914,673

Semiconductor Equipment—0.1%
Advanced Energy Industries Inc.	1,465	33,490	(a)
Amkor Technology Inc.	2,179	13,357	(a)
Applied Materials Inc.	79,877	1,413,024
ATMI Inc.	1,168	35,285	(a)
Axcelis Technologies Inc.	3,265	7,967	(a)
Brooks Automation Inc.	2,396	25,134
Cabot Microelectronics Corp.	864	39,485	(a)
Cohu Inc.	759	7,969
Entegris Inc.	5,266	61,086	(a)
FormFactor Inc.	2,328	14,015	(a)
GT Advanced Technologies Inc.	4,972	43,356	(a)
KLA-Tencor Corp.	11,112	716,280
Lam Research Corp.	10,772	586,535	(a)
LTX-Credence Corp.	1,791	14,310	(a)
MKS Instruments Inc.	1,995	59,730
Nanometrics Inc.	750	14,287	(a)
PDF Solutions Inc.	890	22,802	(a)
Photronics Inc.	2,236	20,191	(a)
Rubicon Technology Inc.	808	8,040	(a)
Rudolph Technologies Inc.	1,110	13,031	(a)
SunEdison Inc.	17,421	227,344	(a)
Teradyne Inc.	5,756	101,421	(a)
Tessera Technologies Inc.	1,989	39,203
Ultra Clean Holdings Inc.	661	6,630	(a)

Ultratech Inc.	1,035	30,015	(a)
Veeco Instruments Inc.	1,502	49,431	(a)
		3,603,418

Semiconductors—0.7%
Advanced Micro Devices Inc.	18,581	71,908	(a)
Alpha & Omega Semiconductor Ltd.	694	5,351	(a)
Altera Corp.	21,409	696,435
Ambarella Inc.	701	23,785	(a)
ANADIGICS Inc.	3,653	6,721	(a)
Analog Devices Inc.	20,633	1,050,839
Applied Micro Circuits Corp.	2,738	36,634	(a)
Atmel Corp.	12,789	100,138	(a)
Broadcom Corp.	35,793	1,061,262
Cavium Inc.	1,967	67,881	(a)
Ceva Inc.	768	11,689	(a)
Cirrus Logic Inc.	2,438	49,808	(a)
Cree Inc.	3,624	226,754	(a)
Cypress Semiconductor Corp.	9,806	102,963	(a)
Diodes Inc.	1,361	32,065	(a)
DSP Group Inc.	969	9,409	(a)
Entropic Communications Inc.	3,025	14,248	(a)
Exar Corp.	1,330	15,681	(a)
Fairchild Semiconductor International Inc.	3,810	50,863	(a)
First Solar Inc.	4,646	253,857	(a)
GSI Technology Inc.	955	6,341	(a)
Hittite Microwave Corp.	1,209	74,632	(a)
Inphi Corp.	1,118	14,422	(a)
Integrated Device Technology Inc.	9,092	92,647	(a)
Integrated Silicon Solution Inc.	1,229	14,859	(a)
Intel Corp.	329,731	8,559,817
Intermolecular Inc.	679	3,341	(a)
International Rectifier Corp.	4,777	124,536	(a)
Intersil Corp.	8,561	98,195
IXYS Corp.	733	9,507
Kopin Corp.	2,287	9,651	(a)
Lattice Semiconductor Corp.	4,201	23,147	(a)
Linear Technology Corp.	15,634	712,129
LSI Corp.	36,150	398,373
M/A-COM Technology Solutions Holdings Inc.	296	5,029	(a)
MaxLinear Inc.	953	9,940	(a)
Micrel Inc.	1,619	15,980
Microchip Technology Inc.	13,159	588,865
Micron Technology Inc.	69,555	1,513,517	(a)
Microsemi Corp.	3,568	89,022	(a)
Monolithic Power Systems Inc.	1,380	47,831	(a)
MoSys Inc.	1,573	8,683	(a)
NeoPhotonics Corp.	836	5,902	(a)
NVE Corp.	202	11,773	(a)
NVIDIA Corp.	38,712	620,166
OmniVision Technologies Inc.	2,070	35,604	(a)
Peregrine Semiconductor Corp.	927	6,869	(a)
Pericom Semiconductor Corp.	1,027	9,099	(a)
PLX Technology Inc.	1,476	9,712	(a)
PMC—Sierra Inc.	7,677	49,363	(a)
Power Integrations Inc.	1,098	61,290

Rambus Inc.	4,197	39,746	(a)
RF Micro Devices Inc.	19,334	99,763	(a)
Semtech Corp.	4,675	118,184	(a)
Sigma Designs Inc.	1,502	7,089	(a)
Silicon Image Inc.	2,904	17,860	(a)
Silicon Laboratories Inc.	1,197	51,842	(a)
Skyworks Solutions Inc.	5,651	161,393	(a)
Spansion Inc.	1,730	24,030	(a)
SunPower Corp.	1,591	47,428	(a)
Supertex Inc.	415	10,396	(a)
Synaptics Inc.	1,249	64,711	(a)
Texas Instruments Inc.	72,604	3,188,042
TriQuint Semiconductor Inc.	6,216	51,841	(a)
Xilinx Inc.	17,881	821,095
		21,821,953

Soft Drinks—0.7%
Coca-Cola Bottling Company Consolidated	186	13,613
Coca-Cola Enterprises Inc.	16,018	706,874
Dr Pepper Snapple Group Inc.	13,310	648,463
Monster Beverage Corp.	9,065	614,335	(a)
National Beverage Corp.	508	10,241	(a)
PepsiCo Inc.	101,725	8,437,072
The Coca-Cola Co.	251,905	10,406,196
		20,836,794

Specialized Consumer Services—0.0%*
Ascent Capital Group Inc.	514	43,978	(a)
Carriage Services Inc.	491	9,589
H&R Block Inc.	18,127	526,408
Hillenbrand Inc.	2,133	62,753
JTH Holding Inc.	169	4,107	(a)
LifeLock Inc.	2,238	36,725	(a)
Mac-Gray Corp.	492	10,445
Matthews International Corp.	1,847	78,701
Regis Corp.	1,913	27,758
Service Corp International	6,339	114,926
Sotheby’s	4,633	246,475
Steiner Leisure Ltd.	540	26,563	(a)
		1,188,428

Specialized Finance—0.2%
California First National Bancorp	100	1,510
CBOE Holdings Inc.	2,623	136,291
CME Group Inc.	20,910	1,640,599
Gain Capital Holdings Inc.	400	3,004
IntercontinentalExchange Group Inc.	7,631	1,716,364
MarketAxess Holdings Inc.	1,417	94,755
Marlin Business Services Corp.	385	9,702
McGraw Hill Financial Inc.	17,963	1,404,707
Moody’s Corp.	12,556	985,269
MSCI Inc.	3,554	155,381	(a)
NewStar Financial Inc.	949	16,864	(a)
PHH Corp.	2,181	53,107	(a)
Resource America Inc.	631	5,906
The NASDAQ OMX Group Inc.	7,684	305,823
		6,529,282

Specialized REITs—0.4%
American Tower Corp.	26,177	2,089,448
Ashford Hospitality Prime Inc.	464	8,445
Ashford Hospitality Trust Inc.	2,322	19,226
Aviv REIT Inc.	498	11,803
Chatham Lodging Trust	929	18,998
Chesapeake Lodging Trust	1,765	44,637
Corrections Corp of America	3,491	111,956
CubeSmart	5,135	81,852
DiamondRock Hospitality Co.	7,484	86,440
EPR Properties	1,905	93,650
Extra Space Storage Inc.	3,303	139,155
FelCor Lodging Trust Inc.	5,194	42,383	(a)
HCP Inc.	30,266	1,099,261
Healthcare Realty Trust Inc.	3,545	75,544
Healthcare REIT Inc.	19,131	1,024,848
Hersha Hospitality Trust	7,534	41,964
Hospitality Properties Trust	4,434	119,851
Host Hotels & Resorts Inc.	49,918	970,406
LaSalle Hotel Properties	3,797	117,175
LTC Properties Inc.	1,343	47,529
Medical Properties Trust Inc.	5,909	72,208
National Health Investors Inc.	969	54,361
Omega Healthcare Investors Inc.	3,680	109,664
Pebblebrook Hotel Trust	2,286	70,317
Physicians Realty Trust	658	8,383
Plum Creek Timber Company Inc.	11,752	546,586
Potlatch Corp.	2,793	116,580
Public Storage	9,587	1,443,035
Rayonier Inc.	3,797	159,854
RLJ Lodging Trust	4,676	113,720
Ryman Hospitality Properties	1,748	73,031
Sabra Healthcare REIT Inc.	1,419	37,093
Senior Housing Properties Trust	5,670	126,044
Sovran Self Storage Inc.	1,243	81,006
Strategic Hotels & Resorts Inc.	6,937	65,555	(a)
Summit Hotel Properties Inc.	2,594	23,346
Sunstone Hotel Investors Inc.	6,825	91,455
The Geo Group Inc.	2,684	86,478
Universal Health Realty Income Trust	394	15,784
Ventas Inc.	19,507	1,117,361
Weyerhaeuser Co.	38,656	1,220,370
		11,876,802

Specialty Chemicals—0.3%
A Schulman Inc.	1,102	38,857
Advanced Emissions Solutions Inc.	427	23,156	(a)
Albemarle Corp.	2,449	155,242
American Pacific Corp.	219	8,160	(a)
Ashland Inc.	2,164	209,995
Balchem Corp.	1,138	66,801
Chase Corp.	268	9,460
Chemtura Corp.	3,681	102,774	(a)
Cytec Industries Inc.	1,064	99,122
Ecolab Inc.	17,987	1,875,504
Ferro Corp.	2,639	33,858	(a)
Flotek Industries Inc.	1,790	35,925	(a)

FutureFuel Corp.	789	12,466
GSE Holding Inc.	366	758	(a)
HB Fuller Co.	1,880	97,835
Innophos Holdings Inc.	835	40,581
Innospec Inc.	902	41,690
International Flavors & Fragrances Inc.	5,407	464,894
KMG Chemicals Inc.	329	5,557
Kraton Performance Polymers Inc.	1,197	27,591	(a)
Landec Corp.	1,137	13,780	(a)
Minerals Technologies Inc.	2,333	140,143
NewMarket Corp.	342	114,279
OM Group Inc.	1,212	44,129	(a)
OMNOVA Solutions Inc.	1,538	14,011	(a)
PolyOne Corp.	3,729	131,820
PPG Industries Inc.	9,421	1,786,787
Quaker Chemical Corp.	501	38,612
RPM International Inc.	3,999	165,998
Sensient Technologies Corp.	3,365	163,270
Sigma-Aldrich Corp.	7,938	746,251
Stepan Co.	725	47,582
Taminco Corp.	650	13,137	(a)
The Sherwin-Williams Co.	5,713	1,048,336
Valspar Corp.	2,426	172,950
Zep Inc.	680	12,349
Zoltek Companies Inc.	900	15,075	(a)
		8,018,735

Specialty Stores—0.1%
Barnes & Noble Inc.	1,492	22,305	(a)
Big 5 Sporting Goods Corp.	609	12,070
Cabela’s Inc.	1,393	92,857	(a)
Dick’s Sporting Goods Inc.	3,059	177,728
Five Below Inc.	1,260	54,432	(a)
Hibbett Sports Inc.	1,002	67,344	(a)
MarineMax Inc.	965	15,517	(a)
Office Depot Inc.	32,383	171,306	(a)
Outerwall Inc.	1,047	70,432	(a)
PetSmart Inc.	6,881	500,593
Signet Jewelers Ltd.	2,408	189,510
Staples Inc.	43,641	693,456
The Container Store Group Inc.	522	24,330	(a)
Tiffany & Co.	7,260	673,583
Tractor Supply Co.	4,191	325,138
Vitamin Shoppe Inc.	1,168	60,748	(a)
West Marine Inc.	577	8,211	(a)
Winmark Corp.	69	6,391
Zale Corp.	1,190	18,766	(a)
		3,184,717

Steel—0.1%
AK Steel Holding Corp.	4,961	40,680	(a)
Allegheny Technologies Inc.	7,213	256,999
AM Castle & Co.	802	11,846	(a)
Carpenter Technology Corp.	1,599	99,458
Cliffs Natural Resources Inc.	10,242	268,443
Commercial Metals Co.	7,984	162,315
Handy & Harman Ltd.	179	4,334	(a)
Haynes International Inc.	440	24,306

Nucor Corp.	21,108	1,126,745
Olympic Steel Inc.	415	12,027
Reliance Steel & Aluminum Co.	2,322	176,100
Schnitzer Steel Industries Inc.	891	29,109
Steel Dynamics Inc.	6,667	130,273
SunCoke Energy Inc.	2,631	60,013	(a)
United States Steel Corp.	9,508	280,486
Universal Stainless & Alloy Products Inc.	307	11,070	(a)
Worthington Industries Inc.	3,556	149,636
		2,843,840

Systems Software—1.0%
AVG Technologies N.V.	819	14,095	(a)
Barracuda Networks Inc.	140	5,555	(a)
CA Inc.	21,553	725,258
CommVault Systems Inc.	3,097	231,903	(a)
Covisint Corp.	223	2,799	(a)
Cyan Inc.	512	2,708	(a)
FleetMatics Group PLC	683	29,540	(a)
Gigamon Inc.	277	7,778	(a)
Imperva Inc.	760	36,579	(a)
Infoblox Inc.	1,998	65,974	(a)
Mavenir Systems Inc.	220	2,455	(a)
MICROS Systems Inc.	2,259	129,599	(a)
Microsoft Corp.	503,892	18,860,678
Oracle Corp.	232,772	8,905,857
Progress Software Corp.	1,772	45,771	(a)
Proofpoint Inc.	826	27,398	(a)
Qualys Inc.	456	10,538	(a)
Rally Software Development Corp.	257	4,999	(a)
Red Hat Inc.	12,662	709,578	(a)
Rovi Corp.	3,096	60,960	(a)
Symantec Corp.	46,170	1,088,689
TeleCommunication Systems Inc.	2,146	4,979	(a)
VASCO Data Security International Inc.	1,340	10,358	(a)
		30,984,048

Technology Distributors—0.0%*
Agilysys Inc.	705	9,814	(a)
Anixter International Inc.	1,007	90,469
Arrow Electronics Inc.	3,025	164,106	(a)
Avnet Inc.	4,131	182,218
Electro Rent Corp.	836	15,483
Ingram Micro Inc.	4,630	108,620	(a)
Insight Enterprises Inc.	1,630	37,017	(a)
PC Connection Inc.	379	9,418
Richardson Electronics Ltd.	493	5,600
ScanSource Inc.	1,030	43,703	(a)
Speed Commerce Inc.	1,819	8,495	(a)
SYNNEX Corp.	995	67,063	(a)
Tech Data Corp.	1,130	58,308	(a)
		800,314

Textiles—0.0%*
Culp Inc.	374	7,648
Unifi Inc.	627	17,080	(a)
		24,728

Thrifts & Mortgage Finance—0.1%
Astoria Financial Corp.	5,892	81,486
Bank Mutual Corp.	1,422	9,968
BankFinancial Corp.	1,086	9,948
BBX Capital Corp.	391	6,100	(a)
Beneficial Mutual Bancorp Inc.	1,178	12,864	(a)
Berkshire Hills Bancorp Inc.	907	24,734
BofI Holding Inc.	426	33,411	(a)
Brookline Bancorp Inc.	2,437	23,322
Capitol Federal Financial Inc.	5,726	69,342
Charter Financial Corp.	897	9,661
Clifton Savings Bancorp Inc.	423	5,414
Dime Community Bancshares Inc.	1,120	18,950
Doral Financial Corp.	281	4,401	(a)
ESB Financial Corp.	597	8,477
ESSA Bancorp Inc.	391	4,520
EverBank Financial Corp.	3,006	55,130
Federal Agricultural Mortgage Corp.	323	11,063
First Defiance Financial Corp.	460	11,946
First Federal Bancshares of Arkansas Inc.	222	1,931	(a)
First Financial Northwest Inc.	676	7,010
First Pactrust Bancorp Inc.	518	6,946
Flagstar Bancorp Inc.	745	14,617	(a)
Fox Chase Bancorp Inc.	560	9,733
Franklin Financial Corp.	521	10,305	(a)
Hingham Institution for Savings	15	1,177
Home Bancorp Inc.	213	4,015	(a)
Home Loan Servicing Solutions Ltd.	2,586	59,401
HomeStreet Inc.	449	8,980
Hudson City Bancorp Inc.	31,263	294,810
Kearny Financial Corp.	734	8,537	(a)
Meridian Interstate Bancorp Inc.	357	8,061	(a)
Meta Financial Group Inc.	187	7,542
MGIC Investment Corp.	12,177	102,774	(a)
NASB Financial Inc.	217	6,553
New York Community Bancorp Inc.	13,247	223,212
Northfield Bancorp Inc.	2,369	31,271
Northwest Bancshares Inc.	3,609	53,341
OceanFirst Financial Corp.	647	11,083
Oritani Financial Corp.	1,617	25,953
PennyMac Financial Services Inc.	456	8,003	(a)
People’s United Financial Inc.	21,083	318,775
Provident Financial Holdings Inc.	504	7,560
Provident Financial Services Inc.	2,226	43,006
Radian Group Inc.	6,493	91,681
Rockville Financial Inc.	786	11,169
Stonegate Mortgage Corp.	285	4,711	(a)
Territorial Bancorp Inc.	397	9,210
Tree.com Inc.	235	7,717	(a)
TrustCo Bank Corp.	3,382	24,283
United Community Financial Corp.	1,244	4,441	(a)
United Financial Bancorp Inc.	490	9,256
Walker & Dunlop Inc.	556	8,991	(a)

Washington Federal Inc.	3,052	71,081
Waterstone Financial Inc.	267	2,964	(a)
Westfield Financial Inc.	1,127	8,408
WSFS Financial Corp.	293	22,716
		1,951,961

Tires & Rubber—0.0%*
Cooper Tire & Rubber Co.	2,342	56,302
The Goodyear Tire & Rubber Co.	16,516	393,906
		450,208

Tobacco—0.6%
Alliance One International Inc.	3,110	9,485	(a)
Altria Group Inc.	132,663	5,092,933
Lorillard Inc.	24,435	1,238,366
Philip Morris International Inc.	106,273	9,259,566
Reynolds American Inc.	20,793	1,039,442
Universal Corp.	1,573	85,886
Vector Group Ltd.	2,391	39,141
		16,764,819

Trading Companies & Distributors—0.1%
Aceto Corp.	1,025	25,635
Aircastle Ltd.	2,597	49,758
Applied Industrial Technologies Inc.	1,586	77,857
Beacon Roofing Supply Inc.	1,837	73,994	(a)
BlueLinx Holdings Inc.	2,106	4,107	(a)
CAI International Inc.	670	15,792	(a)
DXP Enterprises Inc.	321	36,979	(a)
Fastenal Co.	18,109	860,359
GATX Corp.	1,382	72,099
H&E Equipment Services Inc.	1,128	33,423	(a)
Houston Wire & Cable Co.	787	10,530
Kaman Corp.	1,019	40,485
MSC Industrial Direct Co. Inc.	1,454	117,585
Rush Enterprises Inc.	1,284	38,071	(a)
Stock Building Supply Holdings Inc.	220	4,008	(a)
TAL International Group Inc.	1,318	75,587	(a)
Textainer Group Holdings Ltd.	806	32,417
Titan Machinery Inc.	528	9,409	(a)
United Rentals Inc.	2,804	218,572	(a)
Watsco Inc.	1,780	170,987
WW Grainger Inc.	4,098	1,046,711
		3,014,365

Trucking—0.0%*
Arkansas Best Corp.	960	32,333
Celadon Group Inc.	645	12,565
Con-way Inc.	1,716	68,142
Heartland Express Inc.	1,785	35,022
JB Hunt Transport Services Inc.	2,760	213,348
Knight Transportation Inc.	2,186	40,091
Landstar System Inc.	1,367	78,534
Marten Transport Ltd.	934	18,857
Old Dominion Freight Line Inc.	2,096	111,130	(a)
Patriot Transportation Holding Inc.	275	11,415	(a)
Quality Distribution Inc.	813	10,431	(a)

Roadrunner Transportation Systems Inc.	651	17,544	(a)
Ryder System Inc.	3,446	254,246
Saia Inc.	904	28,973	(a)
Swift Transportation Co.	3,150	69,962	(a)
Universal Truckload Services Inc.	261	7,963
Werner Enterprises Inc.	3,187	78,815
YRC Worldwide Inc.	373	6,479	(a)
		1,095,850

Water Utilities—0.0%*
American States Water Co.	1,488	42,750
Aqua America Inc.	5,321	125,522
Artesian Resources Corp.	336	7,711
California Water Service Group	1,802	41,572
Connecticut Water Service Inc.	360	12,784
Consolidated Water Company Ltd.	684	9,645
Middlesex Water Co.	660	13,821
Pure Cycle Corp.	855	5,412	(a)
SJW Corp.	676	20,138
York Water Co.	498	10,423
		289,778

Wireless Telecommunication Services—0.1%
Boingo Wireless Inc.	705	4,519	(a)
Crown Castle International Corp.	22,185	1,629,045	(a)
Leap Wireless International Inc.	1,991	34,643	(a)
NII Holdings Inc.	6,369	17,515	(a)
NTELOS Holdings Corp.	722	14,606
RingCentral Inc.	281	5,162	(a)
Shenandoah Telecommunications Co.	951	24,412
Telephone & Data Systems Inc.	2,947	75,974
USA Mobility Inc.	587	8,382
		1,814,258

Total Common Stock
(Cost $932,886,101)		1,198,500,321

Rights—0.0%*
(Cost $0)

Oil & Gas Exploration & Production—0.0%*
EXCO Resources Inc.	5,025	804	(a)

Warrant—0.0%*
(Cost $0)

Oil & Gas Exploration & Production—0.0%*
Magnum Hunter Resources Corp.	694	—	(h)

Total Domestic Equity
(Cost $932,886,101)		1,198,501,125

Foreign Equity—24.5%

Common Stock—24.1%

Advertising—0.1%
Cheil Worldwide Inc.	3,970	103,449	(a)
Dentsu Inc.	9,200	376,386
Hakuhodo DY Holdings Inc.	8,600	66,686
JCDecaux S.A.	2,567	106,010
Publicis Groupe S.A.	7,217	661,419
REA Group Ltd.	842	28,444
WPP PLC	53,125	1,214,237
		2,556,631

Aerospace & Defense—0.2%
AviChina Industry & Technology Company Ltd.	76,000	44,304
BAE Systems PLC	128,365	924,829
Bombardier Inc.	51,880	225,098
CAE Inc.	8,733	111,043
Cobham PLC	43,606	198,251
Embraer S.A.	22,900	183,355
European Aeronautic Defence and Space Company N.V.	23,436	1,802,307
Finmeccanica S.p.A.	15,038	114,072	(a)
Korea Aerospace Industries Ltd.	1,660	45,615
Meggitt PLC	31,899	278,692
Rolls-Royce Holdings PLC	74,717	1,577,812	(a)
Safran S.A.	9,971	693,984
Singapore Technologies Engineering Ltd.	63,000	197,592
Thales S.A.	3,301	212,875
Zodiac Aerospace	1,247	221,232
		6,831,061

Agricultural Products—0.0%*
Astra Agro Lestari Tbk PT	15,000	30,937
Charoen Pokphand Indonesia Tbk PT	289,500	80,284
China Agri-Industries Holdings Ltd.	83,000	41,212
Felda Global Ventures Holdings Bhd	47,900	65,661
Genting Plantations Bhd	8,500	28,649
Golden Agri-Resources Ltd.	324,000	139,854
IOI Corp Bhd	127,900	183,914
Kernel Holding S.A.	1,837	23,177	(a)
Kuala Lumpur Kepong Bhd	18,200	138,354
Wilmar International Ltd.	76,000	205,861
		937,903

Air Freight & Logistics—0.1%
Deutsche Post AG	36,503	1,332,931
Hyundai Glovis Company Ltd.	540	118,198
TNT Express N.V.	14,146	131,535
Toll Holdings Ltd.	25,348	128,809
Yamato Holdings Company Ltd.	16,000	323,638
		2,035,111

Airlines—0.1%
Air China Ltd.	70,000	52,362
AirAsia Bhd	48,500	32,575
ANA Holdings Inc.	46,000	91,908
Cathay Pacific Airways Ltd.	54,000	114,494
China Airlines Ltd.	104,000	38,210	(a)
Deutsche Lufthansa AG	9,262	196,799	(a)
easyJet PLC	5,802	147,603
Eva Airways Corp.	65,000	36,204	(a)
International Consolidated Airlines Group S.A.	37,196	248,019	(a)
Japan Airlines Company Ltd.	2,500	123,448	(d)
Korean Air Lines Company Ltd.	1,328	39,261	(a)
Latam Airlines Group S.A.	11,360	177,929
Qantas Airways Ltd.	41,362	40,520	(a)
Singapore Airlines Ltd.	24,000	197,877
Turk Hava Yollari	23,896	71,627
		1,608,836

Airport Services—0.0%*
Aeroports de Paris	1,084	123,230
Airports of Thailand PCL	16,100	77,658
Auckland International Airport Ltd.	35,641	103,550
Beijing Capital International Airport Company Ltd.	64,000	50,267
Fraport AG Frankfurt Airport Services Worldwide	1,434	107,473
Grupo Aeroportuario del Pacifico SAB de C.V.	10,700	56,690
Grupo Aeroportuario del Sureste SAB de C.V.	7,500	93,473
Malaysia Airports Holdings Bhd	22,300	61,273
Sydney Airport	21,887	74,409
TAV Havalimanlari Holding AS	6,264	45,045
		793,068

Alternative Carriers—0.0%*
Iliad S.A.	844	173,169
Inmarsat PLC	16,632	208,254
Ziggo N.V.	6,053	276,912
		658,335

Aluminum—0.0%*
Alumina Ltd.	91,959	91,732	(a)
Aluminum Corp of China Ltd.	152,000	52,733	(a)
Hindalco Industries Ltd.	39,321	77,905
Norsk Hydro ASA	55,454	247,433
		469,803

Apparel Retail—0.2%
ABC-Mart Inc.	1,000	43,718
Belle International Holdings Ltd.	203,000	234,843
Cia Hering	5,200	65,902
Fast Retailing Company Ltd.	2,100	867,133
Hennes & Mauritz AB	37,620	1,734,974
Inditex S.A.	8,690	1,434,531
Mr Price Group Ltd.	8,676	135,635
Shimamura Company Ltd.	800	75,049
The Foschini Group Ltd.	7,514	68,692
Truworths International Ltd.	16,087	117,898
		4,778,375

Apparel, Accessories & Luxury Goods—0.3%
Adidas AG	8,514	1,086,840
Burberry Group PLC	18,506	464,662
Christian Dior S.A.	2,086	394,799
Cie Financiere Richemont S.A.	21,015	2,098,310
Gildan Activewear Inc.	4,621	246,207
Hugo Boss AG	1,300	185,403
Kering	3,052	646,175
Li & Fung Ltd.	250,000	323,070
Luxottica Group S.p.A.	6,436	345,427
LVMH Moet Hennessy Louis Vuitton S.A.	10,213	1,866,080
Michael Kors Holdings Ltd.	11,896	965,836	(a)
The Swatch Group AG	1,274	844,463	(††)
The Swatch Group AG	1,612	181,981	(††)
		9,649,253

Application Software—0.1%
Dassault Systemes S.A.	2,512	312,323
NICE Systems Ltd.	2,227	91,236
Open Text Corp.	2,406	221,261
SAP AG	36,239	3,111,482
Sapiens International Corp N.V.	604	4,657
The Sage Group PLC	47,625	318,434
		4,059,393

Asset Management & Custody Banks—0.1%
3i Group PLC	38,166	243,431
Aberdeen Asset Management PLC	41,840	346,487
CETIP SA—Mercados Organizados	8,005	82,111
CI Financial Corp.	6,077	202,185
Hargreaves Lansdown PLC	9,137	204,903
IGM Financial Inc.	5,147	271,713
Julius Baer Group Ltd.	9,628	463,781	(a)
Mirae Asset Securities Company Ltd.	1,260	45,847
Partners Group Holding AG	704	188,319
SBI Holdings Inc.	7,800	117,996
Schroders PLC	4,533	195,052
		2,361,825

Auto Parts & Equipment—0.2%
Aisin Seiki Company Ltd.	8,300	337,196
Continental AG	4,474	982,693
Denso Corp.	19,300	1,019,124
GKN PLC	67,352	416,423
Halla Visteon Climate Control Corp.	1,200	44,061
Hyundai Mobis	2,063	573,734
Hyundai Wia Corp.	628	113,062
Koito Manufacturing Company Ltd.	4,000	76,381
Magna International Inc.	9,305	762,791
NGK Spark Plug Company Ltd.	7,000	165,834
NHK Spring Company Ltd.	6,000	67,704
NOK Corp.	4,000	65,458
Stanley Electric Company Ltd.	5,300	121,425
Toyoda Gosei Company Ltd.	2,500	58,204
Toyota Boshoku Corp.	2,700	33,729
Toyota Industries Corp.	6,800	306,988
Valeo S.A.	1,987	220,216
		5,365,023

Automobile Manufacturers—0.8%
Astra International Tbk PT	847,000	473,262
Bayerische Motoren Werke AG	13,370	1,570,024
Brilliance China Automotive Holdings Ltd.	122,000	198,567
Byd Company Ltd.	19,500	95,567	(a)
China Motor Corp.	19,000	18,392
Daihatsu Motor Company Ltd.	8,000	135,636
Daimler AG	38,384	3,326,857
Dongfeng Motor Group Company Ltd.	114,000	177,607
Fiat S.p.A.	34,881	285,742	(a)
Ford Otomotiv Sanayi AS	2,547	26,910
Fuji Heavy Industries Ltd.	24,000	688,454
Geely Automobile Holdings Ltd.	185,000	89,234
Great Wall Motor Company Ltd.	41,500	228,541

Guangzhou Automobile Group Company Ltd.	82,000	89,575
Honda Motor Company Ltd.	65,100	2,681,918
Hyundai Motor Co.	6,239	1,398,137
Isuzu Motors Ltd.	48,000	298,673
Kia Motors Corp.	10,653	566,289
Mahindra & Mahindra Ltd.	11,419	173,911
Mazda Motor Corp.	108,000	558,984	(a)
Mitsubishi Motors Corp.	18,600	199,794	(a)
Nissan Motor Company Ltd.	98,700	830,130
Renault S.A.	7,787	627,174
Suzuki Motor Corp.	15,700	422,431
Tata Motors Ltd.	31,933	194,370
Tofas Turk Otomobil Fabrikasi AS	4,588	28,615
Toyota Motor Corp.	105,900	6,468,560
UMW Holdings Bhd	21,300	78,424
Volkswagen AG	1,127	305,776
Yulon Motor Company Ltd.	32,000	57,980
		22,295,534

Automotive Retail—0.0%*
Hotai Motor Company Ltd.	9,000	111,128
USS Company Ltd.	7,800	107,161
Zhongsheng Group Holdings Ltd.	21,500	29,559
		247,848

Biotechnology—0.1%
Actelion Ltd.	4,457	377,619	(a)
CSL Ltd.	19,126	1,179,979
Grifols S.A.	5,817	278,660
Novozymes A/S	9,365	395,938
Prothena Corporation PLC	535	14,188	(a)
		2,246,384

Brewers—0.3%
AMBEV S.A.	171,600	1,259,770
Anadolu Efes Biracilik Ve Malt Sanayii AS	8,317	90,002
Anheuser-Busch InBev N.V.	31,771	3,382,353
Asahi Group Holdings Ltd.	16,700	470,946
Carlsberg A/S	4,221	467,779
Cia Cervecerias Unidas S.A.	3,906	46,683
Heineken Holding N.V.	4,389	278,109
Heineken N.V.	8,737	590,881
Hite Jinro Company Ltd.	540	11,283
Kirin Holdings Company Ltd.	35,000	503,830
SABMiller PLC	38,380	1,971,207
Tsingtao Brewery Company Ltd.	14,000	118,626
United Breweries Ltd.	2,416	30,181
		9,221,650

Broadcasting—0.1%
Astro Malaysia Holdings Bhd	30,600	28,026
BEC World PCL	35,500	54,557
Global Mediacom Tbk PT	224,500	35,049
Grupo Televisa SAB	108,800	652,942
ITV PLC	153,123	492,003
Media Nusantara Citra Tbk PT	154,000	33,217
ProSiebenSat.1 Media AG	6,872	340,894
RTL Group S.A.	858	111,052	(a)
Zee Entertainment Enterprises Ltd.	11,076	49,520
		1,797,260

Building Products—0.1%
Allegion PLC	5,907	261,030	(a)
Asahi Glass Company Ltd.	41,000	255,116
Assa Abloy AB	13,672	723,344
Cie de St-Gobain	16,223	893,620
Daikin Industries Ltd.	9,400	585,795
Geberit AG	1,593	484,519
KCC Corp.	194	86,122
LIXIL Group Corp.	10,400	285,269
Taiwan Glass Industry Corp.	34,000	37,818
TOTO Ltd.	12,000	190,324
		3,802,957

Cable & Satellite—0.1%
British Sky Broadcasting Group PLC	42,146	589,148
Cyfrowy Polsat S.A.	6,693	43,918	(a)
Eutelsat Communications S.A.	5,802	181,204
Kabel Deutschland Holding AG	1,061	137,750
Naspers Ltd.	16,333	1,709,143
SES S.A.	13,295	431,066
Shaw Communications Inc.	15,097	367,301
Sky Deutschland AG	15,602	171,990	(a)
Telenet Group Holding N.V.	1,897	113,381
		3,744,901

Casinos & Gaming—0.1%
Berjaya Sports Toto Bhd	25,300	31,282
Crown Resorts Ltd.	17,620	265,619
Echo Entertainment Group Ltd.	27,689	60,939
Galaxy Entertainment Group Ltd.	86,000	771,407	(a)
Genting Bhd	88,600	277,526
Genting Malaysia Bhd	109,600	146,557
Genting Singapore PLC	251,000	297,200
Kangwon Land Inc.	4,050	118,773
MGM China Holdings Ltd.	39,200	167,594
OPAP S.A.	10,054	133,967
Sands China Ltd.	101,600	833,372
SJM Holdings Ltd.	82,000	273,906
Tabcorp Holdings Ltd.	27,993	90,910
Tatts Group Ltd.	55,779	154,698
William Hill PLC	36,414	242,389
Wynn Macau Ltd.	66,400	301,439
		4,167,578

Coal & Consumable Fuels—0.1%
Adaro Energy Tbk PT	538,500	48,230
Banpu PCL	38,000	34,982
Cameco Corp.	14,809	307,191
China Coal Energy Company Ltd.	196,000	110,212
China Shenhua Energy Company Ltd.	138,500	437,627
Coal India Ltd.	18,723	87,781
Exxaro Resources Ltd.	4,703	65,764
Indo Tambangraya Megah Tbk PT	14,500	33,956
Inner Mongolia Yitai Coal Company Ltd.	42,400	75,006
Tambang Batubara Bukit Asam Persero Tbk PT	30,000	25,144
Yanzhou Coal Mining Company Ltd.	102,000	93,137
		1,319,030

Commercial Printing—0.0%*
Dai Nippon Printing Company Ltd.	23,000	244,213
Toppan Printing Company Ltd.	21,000	168,032
		412,245

Commodity Chemicals—0.2%
Arkema S.A.	2,425	283,328
Asahi Kasei Corp.	54,000	423,348
China Petrochemical Development Corp.	65,000	29,661
Formosa Chemicals & Fibre Corp.	128,540	362,285
Formosa Plastics Corp.	165,960	448,262
Hanwha Chemical Corp.	3,760	76,778
Hanwha Corp.	2,100	78,003
Hyosung Corp.	1,055	70,277
Indorama Ventures PCL	55,500	33,780
Kaneka Corp.	11,000	72,214
Kumho Petro chemical Company Ltd.	572	51,598
Kuraray Company Ltd.	14,900	177,629
LCY Chemical Corp.	19,000	24,704
LG Chem Ltd.	1,904	540,340
Lotte Chemical Corp.	682	149,926
Methanex Corp.	3,008	177,847
Mexichem SAB de C.V.	41,600	172,471
Mitsui Chemicals Inc.	34,000	82,165
Nan Ya Plastics Corp.	214,850	496,692
Orica Ltd.	15,476	330,356
Petronas Chemicals Group Bhd	112,500	237,674
PTT Global Chemical PCL	62,900	151,220
Sinopec Shanghai Petrochemical Company Ltd.	129,000	36,934
Synthos S.A.	17,899	32,447
Teijin Ltd.	36,000	80,148
Toray Industries Inc.	61,000	422,511
TSRC Corp.	21,000	31,003
		5,073,601

Communications Equipment—0.1%
AAC Technologies Holdings Inc.	30,000	145,672
Alcatel-Lucent	104,374	468,572	(a)
BlackBerry Ltd.	17,699	131,597	(a)
HTC Corp.	30,000	141,930
Nokia Oyj	146,549	1,175,274	(a)
Telefonaktiebolaget LM Ericsson	115,197	1,407,991
ZTE Corp.	24,400	48,399	(a)
		3,519,435

Computer & Electronics Retail—0.0%*
GOME Electrical Appliances Holding Ltd.	395,000	72,849
Yamada Denki Company Ltd.	36,800	120,443
		193,292

Computer Hardware—0.1%
Acer Inc.	94,000	57,718	(a)
Advantech Company Ltd.	10,000	69,287
Asustek Computer Inc.	26,000	233,798
Clevo Co.	19,000	41,056
Compal Electronics Inc.	158,000	121,137
Foxconn Technology Company Ltd.	50,400	117,699

Inventec Corp.	80,000	70,730
Lenovo Group Ltd.	272,000	330,802
NEC Corp.	98,000	220,979
Pegatron Corp.	59,000	76,018
Quanta Computer Inc.	112,000	261,177
Wistron Corp.	82,950	69,720
		1,670,121

Computer Storage & Peripherals—0.0%*
Catcher Technology Company Ltd.	28,000	181,791
Chicony Electronics Company Ltd.	17,170	43,150
Gemalto N.V.	3,114	343,318
Lite-On Technology Corp.	83,413	133,781
Simplo Technology Company Ltd.	11,000	48,719
		750,759

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	5,552	191,412
Bouygues S.A.	7,841	296,260
China Communications Construction Company Ltd.	166,000	133,806
China Railway Construction Corporation Ltd.	73,500	73,180
China Railway Group Ltd.	149,000	77,058
China State Construction International Holdings Ltd.	66,000	118,487
Chiyoda Corp.	6,000	87,113
CTCI Corp.	20,000	32,412
Daelim Industrial Company Ltd.	1,043	92,999
Daewoo Engineering & Construction Company Ltd.	5,220	36,454	(a)
Doosan Heavy Industries & Construction Company Ltd.	2,060	69,099
Ferrovial S.A.	17,553	340,192
Gamuda Bhd	63,600	93,201
GS Engineering & Construction Corp.	1,527	44,131
Hochtief AG	1,172	100,224
Hyundai Development Co.	2,530	55,618
Hyundai Engineering & Construction Company Ltd.	2,684	154,374
IJM Corp. Bhd	41,500	74,499
JGC Corp.	8,000	313,972
Kajima Corp.	37,000	139,051
Kinden Corp.	4,000	41,863
Koninklijke Boskalis Westminster N.V.	2,811	148,759
Larsen & Toubro Ltd.	13,482	233,360
Leighton Holdings Ltd.	6,661	96,004
Obayashi Corp.	28,000	159,574
OCI N.V.	3,493	157,559	(a)
Promotora y Operadora de Infraestructura SAB de C.V.	2,000	23,975	(a)
Samsung Engineering Company Ltd.	1,192	74,546
Shimizu Corp.	23,000	116,198
Skanska AB	14,837	303,550
SNC-Lavalin Group Inc.	6,167	277,384
Taisei Corp.	43,000	195,557
Vinci S.A.	18,711	1,230,356
		5,582,227

Construction & Farm Machinery—0.2%
CNH Industrial N.V.	35,038	400,005	(a)
CSR Corp Ltd.	72,000	58,965
Daewoo Shipbuilding & Marine Engineering Company Ltd.	3,870	128,346
Hino Motors Ltd.	10,000	157,176

Hitachi Construction Machinery Company Ltd.	4,100	87,574
Hyundai Heavy Industries Company Ltd.	1,726	420,317
Hyundai Mipo Dockyard	499	84,164
Komatsu Ltd.	37,500	762,452
Kubota Corp.	43,000	711,450
MAN SE	1,514	186,195
Samsung Heavy Industries Company Ltd.	6,570	236,877
Scania AB	12,441	243,877
SembCorp Marine Ltd.	38,000	133,930
United Tractors Tbk PT	63,000	98,357
Volvo AB	59,028	776,152
Weichai Power Company Ltd.	18,000	72,894
Yangzijiang Shipbuilding Holdings Ltd.	82,000	76,960
Zoomlion Heavy Industry Science and Technology Company Ltd.	51,600	48,314
		4,684,005

Construction Materials—0.2%
ACC Ltd.	1,972	35,319
Ambuja Cements Ltd.	22,724	67,046
Anhui Conch Cement Company Ltd.	52,000	192,810
Asia Cement Corp.	76,500	99,079
BBMG Corp.	42,500	36,998
Boral Ltd.	33,016	140,895
Cementos Argos S.A.	13,625	69,112
Cemex Latam Holdings S.A.	3,034	23,242	(a)
Cemex SAB de C.V.	472,168	551,583	(a)
China National Building Material Company Ltd.	126,000	136,014
China Resources Cement Holdings Ltd.	80,000	53,755
CRH PLC	28,530	719,426
Fletcher Building Ltd.	25,315	177,310
Grupo Argos S.A.	11,233	113,028
HeidelbergCement AG	5,674	431,190
Holcim Ltd.	8,250	619,202	(a)
Imerys S.A.	1,254	109,224
Indocement Tunggal Prakarsa Tbk PT	55,500	91,208
James Hardie Industries PLC	17,203	199,155
Lafarge Malaysia Bhd	13,800	36,106
Lafarge S.A.	7,603	570,658
PPC Ltd.	18,434	55,265
Semen Indonesia Persero Tbk PT	110,500	128,478
Siam Cement PCL	12,300	151,972	(††)
Siam Cement PCL	8,400	102,252	(††)
Taiheiyo Cement Corp.	47,000	180,658
Taiwan Cement Corp.	134,000	207,945
Titan Cement Co. S.A.	1,510	41,198	(a)
Ultratech Cement Ltd.	1,319	37,658
		5,377,786

Consumer Electronics—0.1%
Casio Computer Company Ltd.	8,300	101,633
LG Electronics Inc.	4,419	285,151
Panasonic Corp.	88,700	1,032,955
Sharp Corp.	42,000	133,466	(a)
Sony Corp.	40,500	703,611
		2,256,816

Consumer Finance—0.0%*
Acom Company Ltd.	16,000	54,346	(a)
AEON Financial Service Company Ltd.	2,900	77,808
Compartamos SAB de C.V.	41,300	76,910
Credit Saison Company Ltd.	6,100	160,531
Mahindra & Mahindra Financial Services Ltd.	10,172	52,607
Samsung Card Company Ltd.	1,450	51,386
Shriram Transport Finance Company Ltd.	4,730	51,242
		524,830

Data Processing & Outsourced Services—0.1%
Amadeus IT Holding S.A.	15,911	681,963
Cielo S.A.	14,380	400,147
Computershare Ltd.	18,369	187,017
EVERTEC Inc.	1,099	27,102
Planet Payment Inc.	1,799	5,001	(a)
		1,301,230

Department Stores—0.1%
El Puerto de Liverpool SAB de C.V.	6,900	78,972
Far Eastern Department Stores Company Ltd.	38,110	37,722
Golden Eagle Retail Group Ltd.	26,000	34,337
Hyundai Department Store Company Ltd.	628	95,805
Intime Retail Group Co. Ltd.	38,000	39,697
Isetan Mitsukoshi Holdings Ltd.	14,800	210,513
J Front Retailing Company Ltd.	18,000	136,321
Lojas Renner S.A.	5,300	137,035
Lotte Shopping Company Ltd.	446	170,734
Marks & Spencer Group PLC	67,924	486,671
Marui Group Company Ltd.	8,400	85,355
Matahari Department Store Tbk PT	50,000	45,193	(a)
Next PLC	6,528	589,254
Parkson Holdings Bhd	22,300	18,722
SACI Falabella	27,761	249,371
Shinsegae Company Ltd.	309	73,930
Takashimaya Company Ltd.	10,000	99,615
Woolworths Holdings Ltd.	29,405	209,579
		2,798,826

Distillers & Vintners—0.2%
Diageo PLC	100,093	3,315,578
Pernod-Ricard S.A.	8,703	993,082
Remy Cointreau S.A.	964	81,016
Treasury Wine Estates Ltd.	23,841	102,807
United Spirits Ltd.	3,577	150,413
Vina Concha y Toro S.A.	15,626	29,144
Yantai Changyu Pioneer Wine Company Ltd.	5,800	19,299
		4,691,339

Distributors—0.0%*
Imperial Holdings Ltd.	6,577	127,229
Jardine Cycle & Carriage Ltd.	4,000	113,892
		241,121

Diversified Capital Markets—0.2%
China Everbright Ltd.	36,000	57,015
Credit Suisse Group AG	60,336	1,850,073	(a)

Deutsche Bank AG	39,684	1,896,117
Investec Ltd.	9,627	68,477
Investec PLC	26,049	188,797
UBS AG	142,730	2,715,457	(a)
		6,775,936

Diversified Chemicals—0.2%
Akzo Nobel N.V.	9,682	751,649
BASF SE	36,008	3,844,837
Cheil Industries Inc.	1,760	147,591
Incitec Pivot Ltd.	61,205	146,749
Lanxess AG	3,347	223,566
Mitsubishi Chemical Holdings Corp.	55,500	256,629
Mitsubishi Gas Chemical Company Inc.	14,000	103,097
OCI Company Ltd.	643	116,372
Showa Denko KK	55,000	77,970
Solvay S.A.	2,467	390,931
Sumitomo Chemical Company Ltd.	62,000	243,033
Ube Industries Ltd.	39,000	83,488
		6,385,912

Diversified Financial Services—3.7%
African Bank Investments Ltd.	52,786	60,730
Agricultural Bank of China Ltd.	875,000	429,953
Akbank TAS	73,211	228,305
Alior Bank S.A.	980	26,460	(a)
Alliance Financial Group Bhd	47,100	68,446
Alpha Bank AE	50,422	43,841	(a)
AMMB Holdings Bhd	71,600	158,261
Aozora Bank Ltd.	41,000	116,246
Australia & New Zealand Banking Group Ltd.	109,358	3,153,290
Banca Monte dei Paschi di Siena S.p.A.	249,632	60,334	(a)
Banco Bilbao Vizcaya Argentaria S.A.	224,790	2,771,636
Banco Bradesco S.A.	18,640	252,431
Banco de Chile	870,102	125,866
Banco de Credito e Inversiones	1,057	58,840
Banco de Sabadell S.A.	128,060	334,569
Banco do Brasil S.A.	23,500	243,043
Banco Espirito Santo S.A.	76,882	110,071	(a)
Banco Popular Espanol S.A.	52,624	317,970	(a)
Banco Santander Brasil S.A.	36,800	218,063
Banco Santander Chile	2,798,504	161,908
Banco Santander S.A.	452,261	4,054,493
Bancolombia S.A.	9,289	114,526
Bangkok Bank PCL	39,400	213,427	(††)
Bangkok Bank PCL	25,300	137,048	(††)
Bank Central Asia Tbk PT	516,500	407,428
Bank Danamon Indonesia Tbk PT	138,000	42,806
Bank Handlowy w Warszawie S.A.	1,235	42,975
Bank Hapoalim BM	44,492	249,314
Bank Leumi Le-Israel BM	47,822	195,366	(a)
Bank Mandiri Persero Tbk PT	411,500	265,429
Bank Millennium S.A.	17,468	41,681	(a)
Bank Negara Indonesia Persero Tbk PT	294,500	95,585
Bank of Baroda	1,952	20,364

Bank of China Ltd.	3,081,000	1,418,561
Bank of Communications Company Ltd.	367,000	258,432
Bank of East Asia Ltd.	52,000	220,306
Bank of Ireland	806,173	279,938	(a)
Bank of Montreal	25,575	1,704,438
Bank of Nova Scotia	47,010	2,939,176
Bank of the Philippine Islands	25,850	49,507
Bank Pekao S.A.	5,497	327,002
Bank Rakyat Indonesia Persero Tbk PT	490,500	292,204
Bank Zachodni WBK S.A.	987	126,783
Bankia S.A.	162,937	277,056	(a)
Barclays Africa Group Ltd.	16,356	206,524
Barclays PLC	600,677	2,705,551
BDO Unibank Inc.	56,200	86,866
BNP Paribas S.A.	39,265	3,065,059
BOC Hong Kong Holdings Ltd.	166,500	533,616
CaixaBank S.A.	59,164	308,817
Canadian Imperial Bank of Commerce	15,624	1,334,032
Chang Hwa Commercial Bank	189,390	116,607
China CITIC Bank Corp. Ltd.	336,000	182,002
China Construction Bank Corp.	2,940,000	2,218,153
China Development Financial Holding Corp.	490,000	147,969
China Merchants Bank Company Ltd.	203,731	434,066
China Minsheng Banking Corp Ltd.	203,500	225,710
CIMB Group Holdings Bhd	185,400	431,308
Commercial International Bank Egypt SAE	32,322	151,178
Commerzbank AG	38,795	625,988	(a)
Commonwealth Bank of Australia	62,983	4,383,852
Corpbanca S.A.	5,524,790	76,208
Credicorp Ltd.	2,686	356,513
Credit Agricole S.A.	40,637	521,040	(a)
CTBC Financial Holding Company Ltd.	496,139	338,767
Danske Bank A/S	25,555	587,178	(a)
DBS Group Holdings Ltd.	65,000	880,326
DNB ASA	38,597	690,272
E.Sun Financial Holding Company Ltd.	200,200	133,003
Erste Group Bank AG	10,566	368,790
First Financial Holding Company Ltd.	268,380	167,042
FirstRand Ltd.	140,080	480,007
Fubon Financial Holding Company Ltd.	274,000	400,839
Grupo Financiero Banorte SAB de C.V.	101,100	705,075
Grupo Financiero Inbursa SAB de C.V.	94,700	267,098
Grupo Financiero Santander Mexico SAB de C.V.	68,900	186,334
Hana Financial Group Inc.	10,917	454,121
Hang Seng Bank Ltd.	34,000	551,630
HDFC Bank Ltd.	61,290	661,403
Hong Leong Bank Bhd	22,500	98,916
Hong Leong Financial Group Bhd	8,200	38,753
HSBC Holdings PLC	734,007	8,052,785
Hua Nan Financial Holdings Company Ltd.	212,100	123,829
ICICI Bank Ltd.	12,075	214,346
Industrial & Commercial Bank of China Ltd.	3,006,000	2,031,461
Industrial Bank of Korea	6,050	69,652

ING Groep N.V.	150,460	2,093,995	(a)
Intesa Sanpaolo S.p.A.	469,355	1,160,265
Kasikornbank PCL	48,000	231,528	(††)
Kasikornbank PCL	30,000	142,422	(††)
KB Financial Group Inc.	14,430	577,692
KBC Groep N.V.	9,441	536,630
Komercni Banka AS	621	138,207
Kotak Mahindra Bank Ltd.	11,259	132,458
Krung Thai Bank PCL	138,400	69,495
Lloyds Banking Group PLC	1,841,642	2,406,012	(a)
Malayan Banking Bhd	171,500	520,443
mBank	587	97,268
Mega Financial Holding Company Ltd.	355,192	299,137
Metropolitan Bank & Trust Co.	15,028	25,581
Mitsubishi UFJ Financial Group Inc.	506,400	3,343,719
Mizrahi Tefahot Bank Ltd.	4,951	64,815
Mizuho Financial Group Inc.	911,400	1,977,063
National Australia Bank Ltd.	93,397	2,910,311
National Bank of Canada	6,434	535,248
National Bank of Greece S.A.	10,574	56,096	(a)
Natixis	35,140	206,952
Nedbank Group Ltd.	7,989	160,180
Nordea Bank AB	112,301	1,515,100
ORIX Corp.	50,800	892,703
OTP Bank PLC	8,571	162,998
Oversea-Chinese Banking Corp Ltd.	101,000	815,935
Piraeus Bank S.A.	32,900	69,362	(a)
Pohjola Bank PLC	5,612	113,057
Powszechna Kasa Oszczednosci Bank Polski S.A.	35,676	466,072
Public Bank Bhd	41,400	246,972
Raiffeisen Bank International AG	1,884	66,511
Reliance Capital Ltd.	4,115	24,019
RHB Capital Bhd	26,700	64,396
RMB Holdings Ltd.	26,636	122,960
Royal Bank of Canada	56,748	3,814,000
Royal Bank of Scotland Group PLC	87,120	487,853	(a)
Sberbank of Russia ADR	98,468	1,237,743
Shinhan Financial Group Company Ltd.	17,140	768,202
Siam Commercial Bank PCL	74,000	323,159
SinoPac Financial Holdings Company Ltd.	252,636	125,879
Skandinaviska Enskilda Banken AB	61,759	815,427
Societe Generale S.A.	28,437	1,654,380
Standard Bank Group Ltd.	54,687	675,746
Standard Chartered PLC	96,721	2,178,639
State Bank of India	5,899	167,972
Sumitomo Mitsui Financial Group Inc.	50,700	2,614,471
Sumitomo Mitsui Trust Holdings Inc.	136,000	716,845
Svenska Handelsbanken AB	19,695	969,019
Swedbank AB	36,034	1,015,501
Taishin Financial Holding Company Ltd.	285,341	140,260
Taiwan Business Bank	139,360	42,411	(a)
Taiwan Cooperative Financial Holding Company Ltd.	212,000	115,946
The Toronto-Dominion Bank	35,977	3,389,795
TMB Bank PCL	250,000	15,673
Turkiye Garanti Bankasi AS	100,688	326,176

Turkiye Halk Bankasi AS	25,730	145,506
Turkiye Is Bankasi	68,731	148,755
Turkiye Vakiflar Bankasi Tao	28,976	51,519
UniCredit S.p.A.	176,368	1,307,481
Unione di Banche Italiane SCPA	32,581	221,602
United Overseas Bank Ltd.	49,000	824,299
VTB Bank OJSC GDR	56,870	170,326
Westpac Banking Corp.	123,777	3,585,666
Woori Finance Holdings Company Ltd.	14,980	188,785
Yapi ve Kredi Bankasi AS	34,531	59,788
		108,871,220

Diversified Metals & Mining—0.6%
African Rainbow Minerals Ltd.	3,913	70,610
Anglo American PLC	55,796	1,219,839
Antofagasta PLC	15,969	217,937
Assore Ltd.	1,177	38,276
BHP Billiton Ltd.	124,620	4,235,552
BHP Billiton PLC	83,698	2,590,896
Boliden AB	11,175	171,298
First Quantum Minerals Ltd.	21,644	389,898
Glencore Xstrata PLC	423,420	2,192,930	(a)
Grupo Mexico SAB de C.V.	162,400	534,549
Iluka Resources Ltd.	17,117	132,157
Jastrzebska Spolka Weglowa S.A.	1,318	23,207
Jiangxi Copper Company Ltd.	61,000	110,140
KGHM Polska Miedz S.A.	5,917	231,389
Korea Zinc Company Ltd.	341	102,751
Minera Frisco SAB de C.V.	25,300	52,060	(a)
Mitsubishi Materials Corp.	47,000	173,503
MMC Norilsk Nickel OJSC ADR	18,922	314,484
Rio Tinto Ltd.	17,358	1,058,790
Rio Tinto PLC	50,489	2,851,104
Shougang Fushan Resources Group Ltd.	120,000	41,941
Southern Copper Corp.	6,467	185,668
Sumitomo Metal Mining Company Ltd.	22,000	288,226
Teck Resources Ltd.	23,453	610,330
Turquoise Hill Resources Ltd.	14,556	48,086	(a)
		17,885,621

Diversified Real Estate Activities—0.3%
Ayala Land Inc.	206,700	115,267
Brookfield Asset Management Inc.	22,475	871,924
CapitaLand Ltd.	97,000	232,781
City Developments Ltd.	16,000	121,654
Daito Trust Construction Company Ltd.	2,900	271,224
Daiwa House Industry Company Ltd.	24,000	464,678
DLF Ltd.	15,616	42,035
Franshion Properties China Ltd.	114,000	39,403
Hang Lung Properties Ltd.	100,000	317,266
Henderson Land Development Company Ltd.	44,800	255,670
Kerry Properties Ltd.	29,500	102,344
Lend Lease Group	22,555	224,792
Mitsubishi Estate Company Ltd.	50,000	1,496,123
Mitsui Fudosan Company Ltd.	30,000	1,080,348
New World Development Company Ltd.	146,000	184,907

Nomura Real Estate Holdings Inc.	5,000	112,649
Poly Property Group Company Ltd.	74,000	39,416
Sumitomo Realty & Development Company Ltd.	14,000	696,637
Sun Hung Kai Properties Ltd.	66,000	837,582
Swire Pacific Ltd.	31,500	370,301
Tokyo Tatemono Company Ltd.	17,000	188,916
Tokyu Fudosan Holdings Corp.	18,000	169,545	(a)
UOL Group Ltd.	18,000	88,246
Wharf Holdings Ltd.	64,000	488,641
Wheelock & Company Ltd.	38,000	174,715
Yuexiu Property Company Ltd.	186,000	45,818
		9,032,882

Diversified REITs—0.1%
British Land Co. PLC	39,262	409,024
Dexus Property Group	187,091	168,218
Fibra Uno Administracion S.A. de C.V.	55,500	178,444
Fonciere Des Regions	950	82,143
Gecina S.A.	794	105,066
GPT Group	73,340	223,086
Growthpoint Properties Ltd.	65,849	152,650
H&R Real Estate Investment Trust	5,097	102,659
ICADE	1,137	106,020
Land Securities Group PLC	31,767	506,936
Mirvac Group	147,961	222,387
Stockland	93,768	302,841
United Urban Investment Corp.	89	128,117
		2,687,591

Diversified Support Services—0.1%
Aggreko PLC	10,619	300,574
Babcock International Group PLC	14,013	314,482
Brambles Ltd.	66,635	545,477
Edenred	7,377	247,318
		1,407,851

Drug Retail—0.0%*
Raia Drogasil S.A.	7,400	46,359
Shoppers Drug Mart Corp.	8,250	451,828
		498,187

Education Services—0.0%*
Anhanguera Educacional Participacoes S.A.	16,400	103,575
Benesse Holdings Inc.	3,000	120,594
Estacio Participacoes S.A.	10,000	86,510
Kroton Educacional S.A.	7,500	124,807
		435,486

Electric Utilities—0.3%
Centrais Eletricas Brasileiras S.A.	11,000	27,369
CEZ AS	6,598	171,720
Cheung Kong Infrastructure Holdings Ltd.	30,000	189,973
Chubu Electric Power Company Inc.	26,900	347,815
CLP Holdings Ltd.	70,500	557,363
Contact Energy Ltd.	14,241	60,129
CPFL Energia S.A.	9,200	74,442
E.CL S.A.	20,143	26,221

EDP—Energias de Portugal S.A.	83,004	305,382
EDP—Energias do Brasil S.A.	9,400	45,222
Electricite de France S.A.	9,161	324,232
Enea S.A.	3,755	16,924
Enel S.p.A.	268,439	1,174,048
Enersis S.A.	792,939	237,678
Fortis Inc.	8,347	239,215
Fortum Oyj	15,290	350,375
Hokkaido Electric Power Company Inc.	6,900	79,369	(a)
Hokuriku Electric Power Co.	6,200	84,177
Iberdrola S.A.	182,907	1,168,190
Interconexion Electrica S.A. ESP	12,838	60,469
Isagen S.A. ESP	25,432	42,782
Joint Stock Company Russian Grids GDR	3,694	17,805	(a)
Korea Electric Power Corp.	10,420	343,104	(a)
Kyushu Electric Power Co. Inc.	17,100	218,336	(a)
PGE S.A.	27,532	148,543
Power Assets Holdings Ltd.	61,500	489,382
Power Grid Corporation of India Ltd.	41,167	66,421
Public Power Corp. S.A.	3,690	54,914
Red Electrica Corp S.A.	4,028	269,193
Reliance Infrastructure Ltd.	4,020	27,660
RusHydro JSC ADR	52,229	90,147
Shikoku Electric Power Company Inc.	6,300	94,406	(a)
SP AusNet	62,633	69,763
SSE PLC	38,316	869,413
Tata Power Company Ltd.	35,700	52,579
Tauron Polska Energia S.A.	37,527	54,348
Tenaga Nasional Bhd	119,100	413,787
Terna Rete Elettrica Nazionale S.p.A.	57,316	286,850
The Chugoku Electric Power Company Inc.	11,800	183,672
The Kansai Electric Power Co. Inc.	29,400	338,182	(a)
Tohoku Electric Power Company Inc.	17,000	191,342	(a)
Tokyo Electric Power Company Inc.	57,700	283,820	(a)
Transmissora Alianca de Energia Eletrica S.A.	2,300	17,743
		10,164,505

Electrical Components & Equipment—0.2%
Fuji Electric Company Ltd.	21,000	98,302
Legrand S.A.	10,580	584,023
LS Corp.	809	62,016
LS Industrial Systems Company Ltd.	738	45,944
Mabuchi Motor Company Ltd.	900	53,518
Murata Manufacturing Company Ltd.	8,100	719,794
Nidec Corp.	4,200	411,588
OSRAM Licht AG	3,806	215,023	(a)
Prysmian S.p.A.	7,493	193,180
Schneider Electric S.A.	21,332	1,863,606
Sumitomo Electric Industries Ltd.	32,100	535,687
Teco Electric and Machinery Company Ltd.	64,000	73,334
Walsin Lihwa Corp.	120,000	38,492	(a)
Zhen Ding Technology Holding Ltd.	7,350	17,707
Zhuzhou CSR Times Electric Company Ltd.	17,000	61,390
		4,973,604

Electronic Components—0.1%
AU Optronics Corp.	413,000	131,923	(a)
Cheng Uei Precision Industry Company Ltd.	14,000	28,091
Delta Electronics Inc.	80,000	456,322
Hamamatsu Photonics KK	2,600	104,020
Hirose Electric Company Ltd.	1,200	171,029
Hoya Corp.	17,200	478,173
Ibiden Company Ltd.	4,700	87,914
Innolux Corp.	269,000	102,443	(a)
Kingboard Chemical Holdings Ltd.	27,000	70,340
Kyocera Corp.	12,900	644,356
Largan Precision Company Ltd.	4,000	163,068
LG Display Company Ltd.	8,970	215,463	(a)
LG Innotek Company Ltd.	512	40,607	(a)
Nippon Electric Glass Company Ltd.	14,000	73,526
Omron Corp.	8,000	353,551
Samsung Electro-Mechanics Company Ltd.	2,239	154,875
Samsung SDI Company Ltd.	1,338	205,388
TDK Corp.	5,100	244,555
Unimicron Technology Corp.	46,000	34,882
Yaskawa Electric Corp.	8,000	126,578
		3,887,104

Electronic Equipment & Instruments—0.1%
Citizen Holdings Company Ltd.	9,900	83,454
FUJIFILM Holdings Corp.	18,700	530,372
Hexagon AB	9,951	314,988
Hitachi High-Technologies Corp.	2,400	60,305
Hitachi Ltd.	193,000	1,461,662
Keyence Corp.	1,800	770,658
Shimadzu Corp.	9,000	78,350
TPK Holding Company Ltd.	9,000	53,148
Yokogawa Electric Corp.	9,000	138,290
		3,491,227

Electronic Manufacturing Services—0.1%
Fabrinet	1,003	20,622	(a)
Hon Hai Precision Industry Company Ltd.	443,900	1,193,027
TE Connectivity Ltd.	27,221	1,500,149
		2,713,798

Environmental & Facilities Services—0.0%*
China Everbright International Ltd.	88,000	117,352
Park24 Company Ltd.	3,600	67,921
Serco Group PLC	21,501	177,770
		363,043

Fertilizers & Agricultural Chemicals—0.1%
Agrium Inc.	5,511	504,004
China BlueChemical Ltd.	68,000	42,797
Grupa Azoty S.A.	816	16,902
Israel Chemicals Ltd.	18,673	155,635
K+S AG	6,950	214,280
Potash Corporation of Saskatchewan Inc.	34,748	1,145,294
Syngenta AG	3,524	1,407,460

Taiwan Fertilizer Company Ltd.	28,000	63,415
The Israel Corp. Ltd.	88	46,320	(a)
Uralkali OJSC GDR	8,135	216,391	(††)
Uralkali OJSC GDR	2,205	58,653	(††)
Yara International ASA	7,293	313,750
		4,184,901

Food Distributors—0.0%*
Metcash Ltd.	33,592	94,968
Olam International Ltd.	62,000	75,376
The Spar Group Ltd.	6,247	78,456
		248,800

Food Retail—0.3%
Alimentation Couche Tard Inc.	5,626	422,969
BIM Birlesik Magazalar AS	7,874	159,056
Casino Guichard Perrachon S.A.	2,125	245,290
China Resources Enterprise Ltd.	48,000	159,407
Colruyt S.A.	2,817	157,519
CP ALL PCL	186,600	238,503
Delhaize Group S.A.	3,869	230,312
Empire Company Ltd.	1,327	90,648
Eurocash S.A.	2,510	39,670
FamilyMart Company Ltd.	2,200	100,576
George Weston Ltd.	2,454	178,998
Grupo Comercial Chedraui S.A. de C.V.	5,400	18,958
J Sainsbury PLC	49,855	301,389
Jeronimo Martins SGPS S.A.	11,184	219,067
Koninklijke Ahold N.V.	40,488	728,065
Lawson Inc.	2,600	194,681
Loblaw Companies Ltd.	5,079	202,586
Magnit OJSC GDR	11,929	789,700
Metro Inc.	4,289	261,982
Pick n Pay Stores Ltd.	9,438	46,858
President Chain Store Corp.	21,000	145,503
Seven & I Holdings Company Ltd.	30,200	1,201,046
Shoprite Holdings Ltd.	16,646	260,646
Tesco PLC	292,546	1,620,023
WM Morrison Supermarkets PLC	91,077	393,708
Woolworths Ltd.	49,386	1,495,600
		9,902,760

Footwear—0.0%*
Anta Sports Products Ltd.	34,000	42,183
Asics Corp.	6,600	112,716
Pou Chen Corp.	80,000	119,583
Yue Yuen Industrial Holdings Ltd.	31,000	103,550
		378,032

Forest Products—0.0%*
Duratex S.A.	10,340	57,633

Gas Utilities—0.1%
APA Group	33,483	179,733
China Gas Holdings Ltd.	94,000	138,204
China Resources Gas Group Ltd.	34,000	117,737
Enagas S.A.	7,111	186,124

ENN Energy Holdings Ltd.	32,000	237,098
GAIL India Ltd.	14,061	78,040
Gas Natural SDG S.A.	14,558	375,025
Hong Kong & China Gas Company Ltd.	255,700	587,661
Korea Gas Corp.	1,143	72,131
Osaka Gas Company Ltd.	74,000	290,776
Perusahaan Gas Negara Persero Tbk PT	436,000	160,320
Petronas Gas Bhd	24,000	177,903
Snam S.p.A.	85,327	478,065
Toho Gas Company Ltd.	15,000	73,070
Tokyo Gas Company Ltd.	99,000	487,912
		3,639,799

General Merchandise Stores—0.0%*
Canadian Tire Corp Ltd.	3,488	326,608
Dollarama Inc.	3,135	260,271
Don Quijote Holdings Company Ltd.	2,000	121,212
Harvey Norman Holdings Ltd.	20,526	58,029
Lojas Americanas S.A.	3,900	22,598
		788,718

Gold—0.1%
Agnico-Eagle Mines Ltd.	7,434	196,118
AngloGold Ashanti Ltd.	14,863	174,432
Barrick Gold Corp.	42,773	753,207
Cia de Minas Buenaventura S.A. ADR	8,589	96,369
Eldorado Gold Corp.	25,001	141,888
Franco-Nevada Corp.	6,022	245,358
Gold Fields Ltd.	31,089	97,627
Goldcorp Inc.	33,407	724,421
Harmony Gold Mining Company Ltd.	14,498	35,851
Kinross Gold Corp.	42,336	185,282
Koza Altin Isletmeleri AS	2,504	25,873
New Gold Inc.	16,844	88,144	(a)
Newcrest Mining Ltd.	30,646	213,856
Randgold Resources Ltd.	3,419	214,617
Yamana Gold Inc.	28,763	247,971
Zijin Mining Group Company Ltd.	230,000	48,944
		3,489,958

Healthcare Distributors—0.0%*
Alfresa Holdings Corp.	1,600	79,463
Celesio AG	3,289	104,238
Medipal Holdings Corp.	5,400	71,312
Shanghai Pharmaceuticals Holding Company Ltd.	22,700	55,508
Sinopharm Group Company Ltd.	41,600	119,106
Suzuken Company Ltd.	2,600	84,230
		513,857

Healthcare Equipment—0.1%
Cochlear Ltd.	2,383	125,615
Elekta AB	14,831	227,109
Getinge AB	7,959	272,628
Olympus Corp.	10,000	316,826	(a)
Oxford Immunotec Global PLC	232	4,496	(a)
Smith & Nephew PLC	37,958	541,293

Sonova Holding AG	1,968	265,542	(a)
Sysmex Corp.	3,100	183,160
Terumo Corp.	6,200	299,072
William Demant Holding A/S	1,227	119,434	(a)
		2,355,175

Healthcare Facilities—0.0%*
Apollo Hospitals Enterprise Ltd.	2,610	39,913
Bangkok Dusit Medical Services PCL	10,900	38,976
IHH Healthcare Bhd	95,100	112,070	(a)
Life Healthcare Group Holdings Ltd.	36,982	147,804
Mediclinic International Ltd.	14,711	106,747
Netcare Ltd.	33,031	82,059
Ramsay Healthcare Ltd.	4,955	191,771
		719,340

Healthcare Services—0.1%
Catamaran Corp.	8,665	411,435	(a)
Fresenius Medical Care AG & Company KGaA	8,305	591,991
Fresenius SE & Company KGaA	4,960	762,745
Miraca Holdings Inc.	2,100	99,101
Sonic Healthcare Ltd.	15,192	225,347
		2,090,619

Healthcare Supplies—0.0%*
Coloplast A/S	4,405	292,088
Essilor International S.A.	8,314	885,341
Shandong Weigao Group Medical Polymer Company Ltd.	60,000	80,941
Unilife Corp.	4,035	17,754	(a)
		1,276,124

Healthcare Technology—0.0%*
M3 Inc.	24	60,168

Heavy Electrical Equipment—0.1%
ABB Ltd.	88,003	2,323,394	(a)
Alstom S.A.	9,100	331,979
Bharat Heavy Electricals Ltd.	22,240	63,353
Mitsubishi Electric Corp.	79,000	992,151
Shanghai Electric Group Company Ltd.	108,000	39,000
		3,749,877

Highways & Railtracks—0.1%
Abertis Infraestructuras S.A.	16,824	374,399
Atlantia S.p.A.	13,697	307,831
BTS Group Holdings PCL	100,000	26,476
CCR S.A.	36,100	271,907
EcoRodovias Infraestrutura e Logistica S.A.	6,200	38,894
Groupe Eurotunnel S.A.	21,236	223,563
Jasa Marga Persero Tbk PT	81,500	31,643
Jiangsu Expressway Company Ltd.	44,000	54,250
OHL Mexico SAB de C.V.	24,300	61,728	(a)
Transurban Group	58,607	358,640
Zhejiang Expressway Company Ltd.	52,000	49,292
		1,798,623

Home Building—0.0%*
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	11,000	67,140
Iida Group Holdings Co. Ltd.	1,700	33,998	(a)
MRV Engenharia e Participacoes S.A.	11,800	42,164
Persimmon PLC	12,340	253,228	(a)
Sekisui Chemical Company Ltd.	16,000	196,375
Sekisui House Ltd.	23,000	321,678
		914,583

Home Entertainment Software—0.0%*
GungHo Online Entertainment Inc.	14,400	103,713	(a)
Konami Corp.	3,800	87,819
NCSoft Corp.	620	145,990
Nexon Company Ltd.	4,000	36,992
NHN Entertainment Corp.	483	44,119	(a)
Nintendo Company Ltd.	3,500	466,533
		885,166

Home Furnishing Retail—0.0%*
Nitori Holdings Company Ltd.	1,300	123,315

Home Furnishings—0.0%*
Steinhoff International Holdings Ltd.	44,630	192,305

Home Improvement Retail—0.0%*
Home Product Center PCL	78,283	22,275
Kingfisher PLC	98,992	630,736
		653,011

Hotels, Resorts & Cruise Lines—0.1%
Accor S.A.	6,094	288,025
Carnival PLC	7,452	308,683
Flight Centre Travel Group Ltd.	2,032	86,442
Formosa International Hotels Corp.	1,100	12,549
InterContinental Hotels Group PLC	10,767	358,975
Minor International PCL	44,400	27,969
Shangri-La Asia Ltd.	64,000	124,967
TUI Travel PLC	16,273	111,339
		1,318,949

Household Appliances—0.0%*
Arcelik AS	8,562	48,419
Coway Company Ltd.	2,160	135,902
Electrolux AB	9,443	247,742
Haier Electronics Group Company Ltd.	31,000	90,156
Husqvarna AB	14,820	89,346
Rinnai Corp.	1,200	93,506
		705,071

Household Products—0.1%
Henkel AG & Company KGaA	4,992	520,307
Hindustan Unilever Ltd.	14,991	138,580
Kimberly-Clark de Mexico SAB de C.V.	58,300	165,279
LG Household & Healthcare Ltd.	359	186,414
Reckitt Benckiser Group PLC	25,919	2,057,554
Svenska Cellulosa AB SCA	24,122	743,648
Unicharm Corp.	5,100	291,137
Unilever Indonesia Tbk PT	56,500	120,707
		4,223,626

Human Resource & Employment Services—0.1%
Adecco S.A.	5,530	438,992	(a)
Capita PLC	27,721	476,576
Randstad Holding N.V.	4,968	322,773
Seek Ltd.	13,036	156,396
		1,394,737

Hypermarkets & Super Centers—0.2%
Aeon Company Ltd.	24,500	332,168
Almacenes Exito S.A.	7,211	111,972
Carrefour S.A.	24,431	969,880
Cencosud S.A.	43,221	155,462
Controladora Comercial Mexicana SAB de C.V.	13,600	58,877
Distribuidora Internacional de Alimentacion S.A.	22,662	202,976
E-Mart Company Ltd.	840	212,119
Massmart Holdings Ltd.	3,853	47,823
Metro AG	5,385	261,193
Sun Art Retail Group Ltd.	88,500	124,411
Wal-Mart de Mexico SAB de C.V.	226,600	593,095
Wesfarmers Ltd.	39,604	1,560,412
Wumart Stores Inc.	18,000	29,436
		4,659,824

Independent Power Producers & Energy Traders—0.1%
Aboitiz Power Corp.	66,300	50,790
AES Gener S.A.	79,585	43,904
China Longyuan Power Group Corp.	101,000	129,999
China Resources Power Holdings Company Ltd.	82,000	194,378
Colbun S.A.	260,471	59,287
Datang International Power Generation Company Ltd.	112,000	51,567
Electric Power Development Company Ltd.	4,300	125,394
Empresa Nacional de Electricidad S.A.	137,870	207,284
Enel Green Power S.p.A.	65,696	165,753
Energy Development Corp.	270,200	32,449
Glow Energy PCL	17,700	37,975
Huaneng Power International Inc.	126,000	113,751
NTPC Ltd.	44,321	98,057
Reliance Power Ltd.	22,142	26,150	(a)
Tractebel Energia S.A.	6,100	92,925
TransAlta Corp.	9,219	116,962
		1,546,625

Industrial Conglomerates—0.4%
Aboitiz Equity Ventures Inc.	66,580	81,833
Aditya Birla Nuvo Ltd.	1,222	24,501
Alfa SAB de C.V.	119,800	336,611
Alliance Global Group Inc.	117,400	68,246
Beijing Enterprises Holdings Ltd.	19,500	192,642
Bidvest Group Ltd.	11,326	290,186
CITIC Pacific Ltd.	50,000	76,479
CJ Corp.	632	69,766
DMCI Holdings Inc.	28,000	35,329
Doosan Corp.	378	49,965
Enka Insaat ve Sanayi AS	15,599	43,708
Far Eastern New Century Corp.	115,260	133,036
Grupo Carso SAB de C.V.	22,000	115,752

Hopewell Holdings Ltd.	24,000	81,406
Hutchison Whampoa Ltd.	88,000	1,197,356
Jaiprakash Associates Ltd.	36,106	31,784
Keppel Corp. Ltd.	53,000	469,721
KOC Holding AS	23,474	96,147
Koninklijke Philips N.V.	38,195	1,402,347
LG Corp.	3,743	226,988
MMC Corp Bhd	22,700	19,959
NWS Holdings Ltd.	61,395	93,592
Reunert Ltd.	6,013	39,326
Samsung Techwin Company Ltd.	1,650	85,052
Sembcorp Industries Ltd.	42,000	182,623
Shanghai Industrial Holdings Ltd.	20,000	73,255
Siemens AG	31,064	4,250,071
Siemens Ltd.	2,575	27,517
Sime Darby Bhd	118,700	344,993
SK Holdings Company Ltd.	1,018	184,240
SM Investments Corp.	10,194	163,306
Smiths Group PLC	15,368	376,708
Toshiba Corp.	163,000	685,467
Turkiye Sise ve Cam Fabrikalari AS	17,815	22,554
		11,572,466

Industrial Gases—0.1%
Air Liquide S.A.	12,444	1,762,733
Air Water Inc.	6,000	81,290
Linde AG	7,352	1,540,371
Taiyo Nippon Sanso Corp.	9,000	64,050
Yingde Gases Group Company Ltd.	34,000	35,562
		3,484,006

Industrial Machinery—0.4%
Alfa Laval AB	12,518	321,594
Amada Company Ltd.	13,000	114,657
Andritz AG	3,315	208,251
Atlas Copco AB	31,037	861,629	(††)
Atlas Copco AB	10,739	272,881	(††)
China International Marine Containers Group Company Ltd.	23,400	49,675
Doosan Infracore Company Ltd.	4,510	53,846	(a)
FANUC Corp.	7,100	1,300,366
GEA Group AG	7,004	333,930
Hiwin Technologies Corp.	7,210	60,842
IHI Corp.	53,000	228,933
IMI PLC	12,527	316,404
Invensys PLC	26,221	220,834
JTEKT Corp.	8,400	143,057
Kawasaki Heavy Industries Ltd.	60,000	251,748
Kone Oyj	12,164	549,773
Kurita Water Industries Ltd.	4,400	91,345
Makita Corp.	4,600	241,587
Melrose Industries PLC	48,690	246,525
Metso Oyj	5,381	230,005
Mitsubishi Heavy Industries Ltd.	122,000	755,644
Nabtesco Corp.	4,600	106,132
NGK Insulators Ltd.	10,000	190,096

NSK Ltd.	19,000	236,449
Sandvik AB	42,617	601,838
Schindler Holding AG	1,798	265,449	(††)
Schindler Holding AG	1,044	154,484	(††)
SKF AB	15,703	412,465
SMC Corp.	2,200	554,683
Sulzer AG	1,015	164,231
Sumitomo Heavy Industries Ltd.	21,000	96,703
The Japan Steel Works Ltd.	12,000	67,133
The Weir Group PLC	8,910	314,623
THK Company Ltd.	4,600	114,841
Vallourec S.A.	4,128	225,252
Wartsila Oyj Abp	7,536	371,444
WEG S.A.	7,900	104,340
Zardoya Otis S.A.	6,283	113,848
		10,947,537

Industrial REITs—0.0%*
Ascendas Real Estate Investment Trust	84,000	146,365
Goodman Group	70,089	296,595
Nippon Prologis REIT Inc.	7	67,000
Segro PLC	27,782	153,686
		663,646

Integrated Oil & Gas—1.4%
BG Group PLC	133,748	2,874,222
BP PLC	737,808	5,963,940
Cenovus Energy Inc.	31,166	891,714
China Petroleum & Chemical Corp.	1,041,400	850,177
Ecopetrol S.A.	211,335	404,731
Eni S.p.A.	102,590	2,472,454
Galp Energia SGPS S.A.	14,320	235,110
Gazprom OAO ADR	206,282	1,784,339
Husky Energy Inc.	13,955	442,620
Imperial Oil Ltd.	11,801	522,465
Lukoil OAO ADR	19,584	1,236,142
MOL Hungarian Oil & Gas PLC	1,514	101,651
OMV AG	6,239	299,091
Origin Energy Ltd.	45,284	570,022
PetroChina Company Ltd.	862,000	943,850
Petroleo Brasileiro S.A.	117,000	792,977
Polskie Gornictwo Naftowe i Gazownictwo S.A.	63,407	108,219
PTT PCL	37,900	329,866
Repsol S.A.	33,939	856,757
Rosneft OAO GDR	45,830	348,996
Royal Dutch Shell PLC	151,788	5,437,754	(††)
Royal Dutch Shell PLC	96,148	3,630,786	(††)
Sasol Ltd.	23,266	1,142,891
Statoil ASA	39,562	958,589
Suncor Energy Inc.	59,180	2,074,224
Surgutneftegas OAO ADR	27,270	211,615	(††)
Surgutneftegas OAO ADR	29,028	251,673	(††)
Total S.A.	85,904	5,271,077
		41,007,952

Integrated Telecommunication Services—0.6%
BCE Inc.	10,421	451,168
Belgacom S.A.	5,928	175,663

Bell Aliant Inc.	2,827	71,121
Bezeq The Israeli Telecommunication Corp Ltd.	71,154	120,640
BT Group PLC	311,711	1,958,732
China Communications Services Corp Ltd.	84,000	52,001
China Telecom Corp Ltd.	564,000	285,137
China Unicom Hong Kong Ltd.	188,000	280,773
Chunghwa Telecom Company Ltd.	152,000	474,817
Deutsche Telekom AG	111,716	1,913,462
Elisa Oyj	5,366	142,410
France Telecom S.A.	74,510	924,039
Hellenic Telecommunications Organization S.A.	10,479	139,630	(a)
HKT Trust	96,000	94,963
Koninklijke KPN N.V.	127,709	412,313	(a)
KT Corp.	1,110	33,184
LG Uplus Corp.	8,060	82,101	(a)
Nippon Telegraph & Telephone Corp.	15,000	807,764
PCCW Ltd.	173,000	77,422
Portugal Telecom SGPS S.A.	23,867	103,925
Rostelecom OJSC ADR	7,764	160,016
Singapore Telecommunications Ltd.	300,000	869,634
Swisscom AG	901	477,069
TDC A/S	28,766	279,472
Telecom Corp. of New Zealand Ltd.	68,211	129,405
Telecom Egypt Co.	13,363	27,885
Telecom Italia S.p.A.	449,635	446,713	(††)
Telecom Italia S.p.A.	190,334	149,232	(††)
Telefonica Czech Republic AS	3,979	59,090
Telefonica Deutschland Holding AG	9,195	76,021
Telefonica S.A.	160,653	2,619,934
Telekom Austria AG	8,813	66,840
Telekom Malaysia Bhd	42,600	72,181
Telekomunikacja Polska S.A.	28,318	91,970
Telekomunikasi Indonesia Persero Tbk PT	1,797,500	317,553
Telenor ASA	27,199	648,273
TeliaSonera AB	87,196	727,018
Telstra Corp Ltd.	170,718	801,847
TELUS Corp.	11,130	382,977
True Corp PCL	168,400	38,436	(a)
Turk Telekomunikasyon AS	16,769	46,518
Vivendi S.A.	47,597	1,256,305
XL Axiata Tbk PT	93,500	39,951
		18,385,605

Internet Retail—0.0%*
Rakuten Inc.	30,300	450,875

Internet Software & Services—0.1%
Dena Company Ltd.	3,900	82,078
Gree Inc.	3,500	34,599
Kakaku.com Inc.	3,100	54,476
NAVER Corp.	1,139	781,386
Tencent Holdings Ltd.	40,900	2,605,784
United Internet AG	4,602	196,074
Wix.com Ltd.	297	7,975	(a)
Yahoo Japan Corp.	57,700	321,150
		4,083,522

Investment Banking & Brokerage—0.1%
CITIC Securities Company Ltd.	42,500	115,654
Daewoo Securities Company Ltd.	7,490	63,165
Daiwa Securities Group Inc.	67,000	669,331
Haitong Securities Company Ltd.	49,200	85,281
Hyundai Securities Company Ltd.	6,640	36,807
ICAP PLC	21,687	162,210
Korea Investment Holdings Company Ltd.	1,740	67,269
Macquarie Group Ltd.	11,771	578,885
Mediobanca S.p.A.	20,019	175,442	(a)
Nomura Holdings Inc.	145,300	1,118,383
Samsung Securities Company Ltd.	2,292	95,667
Woori Investment & Securities Company Ltd.	6,220	56,521
Yuanta Financial Holding Company Ltd.	351,000	209,633
		3,434,248

IT Consulting & Other Services—0.1%
AtoS	2,010	182,217
Cap Gemini S.A.	5,602	379,248
CGI Group Inc.	7,985	267,093	(a)
Fujitsu Ltd.	49,000	253,613	(a)
HCL Technologies Ltd.	7,684	157,233
Infosys Ltd.	18,855	1,061,586
Itochu Techno-Solutions Corp.	900	36,521
Luxoft Holding Inc.	113	4,292	(a)
Nomura Research Institute Ltd.	3,800	119,852
NTT Data Corp.	5,300	195,652
Otsuka Corp.	600	76,552
SK C&C Company Ltd.	921	117,814
Tata Consultancy Services Ltd.	18,636	655,069
Tech Mahindra Ltd.	2,313	68,749
Wipro Ltd.	25,134	227,143
		3,802,634

Leisure Facilities—0.0%*
Oriental Land Company Ltd.	2,100	303,097

Leisure Products—0.0%*
Giant Manufacturing Company Ltd.	10,000	68,784
Merida Industry Company Ltd.	7,000	50,850
Namco Bandai Holdings Inc.	6,600	146,562
Sankyo Company Ltd.	1,900	87,674
Sega Sammy Holdings Inc.	7,400	188,476
Shimano Inc.	3,200	274,925
Yamaha Corp.	6,100	96,864
		914,135

Life & Health Insurance—0.6%
Aegon N.V.	70,659	668,115
AIA Group Ltd.	487,600	2,446,254
AMP Ltd.	120,452	473,077
Cathay Financial Holding Company Ltd.	310,874	503,286
China Life Insurance Company Ltd.	85,500	86,637	(††)

China Life Insurance Company Ltd.	305,000	953,893	(††)
China Taiping Insurance Holdings Company Ltd.	32,800	66,584	(a)
CNP Assurances	5,764	118,343
Delta Lloyd N.V.	7,100	176,493
Discovery Ltd.	10,317	83,235
Great-West Lifeco Inc.	11,430	352,313
Hanwha Life Insurance Company Ltd.	8,480	60,988
Industrial Alliance Insurance & Financial Services Inc.	3,775	166,811
Legal & General Group PLC	240,719	887,884
Liberty Holdings Ltd.	4,059	47,125
Manulife Financial Corp.	70,176	1,384,366
MMI Holdings Ltd.	36,164	87,356
New China Life Insurance Company Ltd.	23,300	77,829	(a)
Old Mutual PLC	200,483	627,906
Ping An Insurance Group Company of China Ltd.	76,000	682,689
Power Corp of Canada	13,526	406,735
Power Financial Corp.	9,419	319,138
Prudential PLC	102,007	2,263,916
Resolution Ltd.	55,034	322,671
RMI Holdings	22,171	58,107
Samsung Life Insurance Company Ltd.	2,361	232,666
Sanlam Ltd.	67,666	343,959
Shin Kong Financial Holding Company Ltd.	242,192	83,701
Sony Financial Holdings Inc.	6,500	118,367
Standard Life PLC	97,011	577,785
Sun Life Financial Inc.	24,295	857,928
Swiss Life Holding AG	1,203	250,515	(a)
T&D Holdings Inc.	22,500	314,471
The Dai-ichi Life Insurance Company Ltd.	35,300	590,097
		16,691,240

Life Sciences Tools & Services—0.0%*
Divi’s Laboratories Ltd.	1,428	28,189
Lonza Group AG	1,992	189,490	(a)
QIAGEN N.V.	9,834	229,482	(a)
		447,161

Managed Healthcare—0.0%*
Odontoprev S.A.	10,100	42,082
Qualicorp S.A.	8,200	78,203	(a)
		120,285

Marine—0.1%
AP Moeller—Maersk A/S	53	576,098	(††)
AP Moeller—Maersk A/S	19	196,173	(††)
China COSCO Holdings Company Ltd.	102,500	49,969	(a)
China Shipping Container Lines Company Ltd.	146,000	38,036	(a)
Evergreen Marine Corp Taiwan Ltd.	64,000	39,083	(a)
Hyundai Merchant Marine Company Ltd.	2,675	28,896	(a)
Kuehne + Nagel International AG	2,460	323,906
MISC Bhd	40,400	70,304	(a)
Mitsui OSK Lines Ltd.	42,000	189,410
Nippon Yusen KK	69,000	220,579
U-Ming Marine Transport Corp.	17,000	30,516
Wan Hai Lines Ltd.	36,000	18,723
Yang Ming Marine Transport Corp.	59,000	27,616	(a)
		1,809,309

Marine Ports & Services—0.0%*
Adani Ports and Special Economic Zone	14,192	35,632
China Merchants Holdings International Company Ltd.	42,000	153,293
COSCO Pacific Ltd.	62,000	85,079
Hutchison Port Holdings Trust	201,000	135,675
International Container Terminal Services Inc.	26,800	61,592
Kamigumi Company Ltd.	8,000	73,374
Koninklijke Vopak N.V.	2,589	151,691
Mitsubishi Logistics Corp.	5,000	79,016
		775,352

Metal & Glass Containers—0.0%*
Nampak Ltd.	13,509	52,882
Rexam PLC	32,047	281,578
Toyo Seikan Group Holdings Ltd.	5,800	124,658
		459,118

Motorcycle Manufacturers—0.0%*
Bajaj Auto Ltd.	3,146	96,890
Hero Motocorp Ltd.	3,073	103,187
Yamaha Motor Company Ltd.	10,600	159,043
		359,120

Movies & Entertainment—0.0%*
Toho Company Ltd.	4,400	96,829

Multi-Line Insurance—0.4%
Ageas	9,634	410,866
Allianz SE	17,797	3,196,621
Assicurazioni Generali S.p.A.	46,975	1,106,869
Aviva PLC	118,058	879,314
AXA S.A.	71,794	1,999,345
Baloise Holding AG	1,917	244,866
BB Seguridade Participacoes S.A.	23,900	248,193
China Pacific Insurance Group Company Ltd.	107,400	421,081
Fairfax Financial Holdings Ltd.	152	60,673
Gjensidige Forsikring ASA	7,732	147,456
Mapfre S.A.	32,631	139,972
Porto Seguro S.A.	4,400	55,484
Powszechny Zaklad Ubezpieczen S.A.	2,320	345,180
Sampo	16,717	822,817
Sul America S.A.	5,000	31,345
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,571	78,418
Zurich Insurance Group AG	5,274	1,532,950	(a)
		11,721,450

Multi-Sector Holdings—0.1%
Ayala Corp.	7,150	83,450
Corp. Financiera Colombiana S.A.	2,956	60,589
Eurazeo	1,312	103,012
Exor S.p.A.	3,417	136,121
First Pacific Company Ltd.	94,000	106,926
Groupe Bruxelles Lambert S.A.	4,014	369,090
Grupo de Inversiones Suramericana S.A.	8,633	150,586
Haci Omer Sabanci Holding AS	34,397	138,324
Industrivarden AB	4,939	94,049

Investment AB Kinnevik	9,470	439,248
Investor AB	19,167	660,427
Metro Pacific Investments Corp.	129,200	12,576
Onex Corp.	3,866	208,673
Pargesa Holding S.A.	1,294	104,614
Remgro Ltd.	19,519	387,296
Wendel S.A.	1,280	186,872
		3,241,853

Multi-Utilities—0.3%
AGL Energy Ltd.	23,385	314,448
Atco Ltd.	2,398	105,309
Canadian Utilities Ltd.	4,562	153,154
Centrica PLC	204,253	1,176,248
E.ON SE	68,381	1,264,036
GDF Suez	53,714	1,265,290
National Grid PLC	144,573	1,886,857
RWE AG	19,430	712,311
Suez Environnement Co.	10,531	189,008
Veolia Environnement S.A.	14,035	229,270
YTL Corp Bhd	200,400	99,114
YTL Power International Bhd	82,900	47,834
		7,442,879

Office Electronics—0.1%
Brother Industries Ltd.	8,800	120,314
Canon Inc.	44,600	1,413,044
Konica Minolta Inc.	20,500	204,600
Ricoh Company Ltd.	28,000	297,836
		2,035,794

Office REITs—0.0%*
CapitaCommercial Trust	95,000	109,100
Japan Prime Realty Investment Corp.	29	92,983
Japan Real Estate Investment Corp.	46	246,839
Nippon Building Fund Inc.	56	326,074
Nomura Real Estate Office Fund Inc.	14	65,135
		840,131

Office Services & Supplies—0.0%*
Societe BIC S.A.	1,036	127,138

Oil & Gas Drilling—0.1%
China Oilfield Services Ltd.	58,000	179,900
Noble Corp. PLC	16,693	625,487
Seadrill Ltd.	15,178	619,444
Transocean Ltd.	22,484	1,111,159	(††)
Transocean Ltd.	14,406	703,656	(††)
		3,239,646

Oil & Gas Equipment & Services—0.1%
Aker Solutions ASA	7,194	128,539
AMEC PLC	12,623	227,466
Bumi Armada Bhd	42,800	52,659	(a)
CGG S.A.	5,975	103,574	(a)
Fugro N.V.	2,870	171,299
Petrofac Ltd.	10,564	214,159

Saipem S.p.A.	10,901	233,727
Sapurakencana Petroleum Bhd	127,700	191,033	(a)
Subsea 7 S.A.	11,444	219,001
Technip S.A.	4,256	409,698
Tenaris S.A.	19,053	416,915
WorleyParsons Ltd.	8,516	126,473
		2,494,543

Oil & Gas Exploration & Production—0.4%
ARC Resources Ltd.	11,975	333,271
Athabasca Oil Corp.	11,308	68,965	(a)
Baytex Energy Corp.	4,899	191,995
Cairn India Ltd.	17,722	92,571
Canadian Natural Resources Ltd.	42,635	1,442,166
Canadian Oil Sands Ltd.	18,537	348,583
CNOOC Ltd.	727,000	1,352,035
Crescent Point Energy Corp.	16,066	623,739
Encana Corp.	28,724	518,519
Enerplus Corp.	7,283	132,294
Equal Energy Ltd.	1,276	6,814
Inpex Corp.	34,100	437,342
Japan Petroleum Exploration Co.	1,100	41,706
Kunlun Energy Company Ltd.	138,000	243,118
Lundin Petroleum AB	8,987	175,469	(a)
MEG Energy Corp.	5,897	169,889	(a)
NovaTek OAO GDR	4,307	589,628
Oil & Natural Gas Corp. Ltd.	28,871	134,892
Oil India Ltd.	17,637	139,203
Pacific Rubiales Energy Corp.	11,182	193,014
Pengrowth Energy Corp.	16,966	104,910
Penn West Petroleum Ltd.	17,358	144,909
Peyto Exploration & Development Corp.	4,880	149,317
PTT Exploration & Production PCL	57,900	293,376
Santos Ltd.	39,106	511,848
Talisman Energy Inc.	39,373	457,653
Tatneft OAO ADR	9,139	349,293
Tourmaline Oil Corp.	6,249	262,899	(a)
Tullow Oil PLC	36,421	515,755
Vermilion Energy Inc.	4,105	240,891
Woodside Petroleum Ltd.	26,556	924,198
		11,190,262

Oil & Gas Refining & Marketing—0.1%
Bharat Petroleum Corp. Ltd.	6,480	36,457
Caltex Australia Ltd.	4,925	88,343
Cosan S.A. Industria e Comercio	5,500	92,271
Delek Group Ltd.	174	66,472
Empresas COPEC S.A.	18,588	249,043
Formosa Petrochemical Corp.	43,000	118,020
Grupa Lotos S.A.	2,254	26,481	(a)
GS Holdings	2,084	113,150
Hellenic Petroleum S.A.	1,633	17,056
Idemitsu Kosan Company Ltd.	3,200	72,857
IRPC PCL	378,600	37,560
JX Holdings Inc.	90,000	463,251
Keyera Corp.	3,488	209,871

Neste Oil Oyj	5,805	114,946
Petronas Dagangan Bhd	8,900	85,427
Polski Koncern Naftowy Orlen S.A.	13,345	181,327
Reliance Industries Ltd.	51,727	747,618
S-Oil Corp.	1,820	127,616
Showa Shell Sekiyu KK	7,600	77,226
SK Innovation Company Ltd.	2,421	324,605
Thai Oil PCL	30,500	52,210
TonenGeneral Sekiyu KK	11,000	100,994
Tupras Turkiye Petrol Rafinerileri AS	5,349	106,806
		3,509,607

Oil & Gas Storage & Transportation—0.1%
AltaGas Ltd.	4,683	179,695
Enbridge Inc.	31,347	1,369,237
Pembina Pipeline Corp.	12,074	425,232
TransCanada Corp.	27,741	1,267,339
Ultrapar Participacoes S.A.	13,300	315,412
		3,556,915

Packaged Foods & Meats—0.8%
Ajinomoto Company Inc.	25,000	362,019
Aryzta AG	3,492	268,570	(a)
Associated British Foods PLC	14,854	601,517
Barry Callebaut AG	87	109,367	(a)
Biostime International Holdings Ltd.	3,000	26,697
BRF S.A.	27,600	576,158
Calbee Inc.	2,400	58,342
Charoen Pokphand Foods PCL	115,100	112,088
China Mengniu Dairy Company Ltd.	53,000	251,885
CJ CheilJedang Corp.	320	83,991
Danone S.A.	23,130	1,667,542
GlaxoSmithKline Consumer Healthcare Ltd.	162	11,627
Grupo Bimbo SAB de C.V.	66,600	205,183
Indofood CBP Sukses Makmur Tbk PT	32,000	26,820
Indofood Sukses Makmur Tbk PT	165,000	89,482
JBS S.A.	25,900	96,278
Kerry Group PLC	5,662	393,998
Kikkoman Corp.	6,000	113,372
Lindt & Spruengli AG	33	149,202	(††)
Lindt & Spruengli AG	3	162,253	(††)
Lotte Confectionery Company Ltd.	35	63,410
M Dias Branco S.A.	1,000	42,386
MEIJI Holdings Company Ltd.	2,300	147,928
Nestle S.A.	126,795	9,309,848
Nippon Meat Packers Inc.	7,000	120,280
Nisshin Seifun Group Inc.	7,700	79,634
Nissin Foods Holdings Company Ltd.	2,300	97,160
Orion Corp.	142	127,690
Orkla ASA	35,555	277,321
PPB Group Bhd	17,800	87,709
Saputo Inc.	5,180	235,915
Standard Foods Corp.	11,500	35,885
Suedzucker AG	3,033	81,998
Tate & Lyle PLC	19,062	255,413
Tiger Brands Ltd.	6,889	175,570
Tingyi Cayman Islands Holding Corp.	82,000	236,363
Toyo Suisan Kaisha Ltd.	4,000	120,261

Ulker Biskuvi Sanayi AS	3,012	21,309
Uni-President China Holdings Ltd.	40,000	40,961
Uni-President Enterprises Corp.	171,720	309,405
Unilever N.V.	62,346	2,515,005
Unilever PLC	51,316	2,109,503
Universal Robina Corp.	30,200	76,959
Want Want China Holdings Ltd.	242,000	348,936
Yakult Honsha Company Ltd.	3,400	171,771
Yamazaki Baking Company Ltd.	4,000	41,064
		22,496,075

Paper Packaging—0.0%*
Amcor Ltd.	49,720	469,285
Orora Ltd.	49,720	51,599	(a)
		520,884

Paper Products—0.0%*
Empresas CMPC S.A.	46,932	114,336
Fibria Celulose S.A.	9,300	108,994	(a)
Lee & Man Paper Manufacturing Ltd.	71,000	46,700
Nine Dragons Paper Holdings Ltd.	63,000	54,844
Oji Holdings Corp.	31,000	158,974
Sappi Ltd.	19,577	61,215	(a)
Stora Enso Oyj	23,120	232,406
UPM-Kymmene Oyj	21,948	371,387
		1,148,856

Personal Products—0.1%
AMOREPACIFIC Corp.	131	124,130
AMOREPACIFIC Group	68	29,962
Beiersdorf AG	4,131	419,182
Dabur India Ltd.	13,803	38,047
Godrej Consumer Products Ltd.	4,709	65,327
Hengan International Group Company Ltd.	29,500	347,741
Hypermarcas S.A.	12,800	95,759
Kao Corp.	21,300	670,786
L’Oreal S.A.	9,486	1,669,196
Natura Cosmeticos S.A.	7,200	126,254
Shiseido Company Ltd.	15,000	241,330
		3,827,714

Pharmaceuticals—1.6%
Aspen Pharmacare Holdings Ltd.	12,203	313,087
Astellas Pharma Inc.	17,500	1,037,296
AstraZeneca PLC	47,992	2,841,252
Bayer AG	32,647	4,586,314
Celltrion Inc.	2,486	90,338
Chugai Pharmaceutical Company Ltd.	9,400	207,935
Cipla Ltd.	12,861	83,439
Daiichi Sankyo Company Ltd.	27,600	504,969
Dainippon Sumitomo Pharma Company Ltd.	6,100	95,471
Dr Reddy’s Laboratories Ltd.	3,837	157,249
Eisai Company Ltd.	10,300	399,339
Genomma Lab Internacional SAB de C.V.	29,900	83,236	(a)
GlaxoSmithKline PLC	193,243	5,157,743
Hisamitsu Pharmaceutical Company Inc.	2,400	121,022
Kalbe Farma Tbk PT	854,500	87,767
Kyowa Hakko Kirin Company Ltd.	8,000	88,217
Lupin Ltd.	3,427	50,237

Merck KGaA	2,576	462,335
Mitsubishi Tanabe Pharma Corp.	8,600	119,952
Novartis AG	90,226	7,223,356
Novo Nordisk A/S	15,418	2,830,663
Ono Pharmaceutical Company Ltd.	3,200	280,405
Orion Oyj	4,156	116,940
Otsuka Holdings Company Ltd.	14,600	422,283
Piramal Enterprises Ltd.	2,159	19,103
Ranbaxy Laboratories Ltd.	4,850	35,488	(a)
Richter Gedeon Nyrt	2,156	43,992
Roche Holding AG	27,674	7,754,383
Sanofi	48,033	5,104,345
Santen Pharmaceutical Company Ltd.	2,700	126,003
ScinoPharm Taiwan Ltd.	10,400	30,568
Shionogi & Company Ltd.	11,900	258,142
Shire PLC	22,446	1,060,264
Sihuan Pharmaceutical Holdings Group Ltd.	74,000	67,474
Sino Biopharmaceutical Ltd.	124,000	98,512
Sun Pharmaceutical Industries Ltd.	23,014	211,146
Taisho Pharmaceutical Holdings Company Ltd.	1,300	89,425
Takeda Pharmaceutical Company Ltd.	31,100	1,427,691
Teva Pharmaceutical Industries Ltd.	35,096	1,403,436
Tsumura & Co.	2,200	58,357
UCB S.A.	4,895	365,178
Valeant Pharmaceuticals International Inc.	12,626	1,480,896	(a)
Yuhan Corp.	313	55,461
		47,050,709

Photographic Products—0.0%*
Nikon Corp.	13,600	259,953

Precious Metals & Minerals—0.0%*
Anglo American Platinum Ltd.	3,198	120,275	(a)
Fresnillo PLC	8,016	98,976
Impala Platinum Holdings Ltd.	21,829	256,352
Industrias Penoles SAB de C.V.	6,055	150,423
Northam Platinum Ltd.	8,512	34,133	(a)
Silver Wheaton Corp.	14,644	295,637
		955,796

Property & Casualty Insurance—0.2%
Admiral Group PLC	8,319	180,496
Direct Line Insurance Group PLC	30,088	124,384
Dongbu Insurance Company Ltd.	1,830	97,452
Hyundai Marine & Fire Insurance Company Ltd.	2,720	83,764
Insurance Australia Group Ltd.	88,521	460,917
Intact Financial Corp.	5,931	387,231
MS&AD Insurance Group Holdings	20,700	555,781
NKSJ Holdings Inc.	14,200	395,041
People’s Insurance Company Group of China Ltd.	224,000	108,335
PICC Property & Casualty Company Ltd.	140,000	207,641
QBE Insurance Group Ltd.	48,103	495,337
RSA Insurance Group PLC	154,806	234,347
Samsung Fire & Marine Insurance Company Ltd.	1,403	344,319
Suncorp Group Ltd.	52,094	610,537
Tokio Marine Holdings Inc.	28,400	949,774
Tryg A/S	1,127	109,180
		5,344,536

Publishing—0.1%
Axel Springer SE	1,610	103,604
Lagardere SCA	4,450	165,683
Pearson PLC	33,915	753,262
Reed Elsevier N.V.	28,339	601,366
Reed Elsevier PLC	48,272	718,754
Singapore Press Holdings Ltd.	57,737	188,402
Thomson Reuters Corp.	15,288	577,994
Wolters Kluwer N.V.	11,537	329,792
		3,438,857

Railroads—0.3%
ALL America Latina Logistica S.A.	17,200	47,826
Asciano Ltd.	36,444	187,803
Aurizon Holdings Ltd.	79,572	347,403
Canadian National Railway Co.	33,432	1,905,545
Canadian Pacific Railway Ltd.	7,021	1,061,575
Central Japan Railway Co.	5,900	694,943
East Japan Railway Co.	13,500	1,076,352
Hankyu Hanshin Holdings Inc.	44,000	237,781
Keikyu Corp.	19,000	156,729
Keio Corp.	23,000	153,399
Keisei Electric Railway Company Ltd.	10,000	92,003
Kintetsu Corp.	74,000	259,798
MTR Corp Ltd.	63,500	240,364
Odakyu Electric Railway Company Ltd.	24,000	217,154
Tobu Railway Company Ltd.	40,000	194,092
Tokyu Corp.	44,000	285,086
West Japan Railway Co.	6,700	290,681
		7,448,534

Real Estate Development—0.1%
Agile Property Holdings Ltd.	52,000	55,731
Bumi Serpong Damai PT	185,500	19,663
Cheung Kong Holdings Ltd.	58,000	916,331
China Overseas Grand Oceans Group Ltd.	20,000	19,036
China Overseas Land & Investment Ltd.	172,000	483,585
China Resources Land Ltd.	80,000	197,891
China Vanke Company Ltd.	49,400	77,091
Country Garden Holdings Company Ltd.	170,000	102,389
Evergrande Real Estate Group Ltd.	257,000	97,779
Farglory Land Development Company Ltd.	13,862	23,488
Greentown China Holdings Ltd.	26,000	39,702
Guangzhou R&F Properties Company Ltd.	33,600	49,141
Highwealth Construction Corp.	12,000	25,366
Keppel Land Ltd.	31,000	82,005
Lippo Karawaci Tbk PT	744,500	55,669
Longfor Properties Company Ltd.	50,000	69,902
Ruentex Development Company Ltd.	24,578	47,666
Shimao Property Holdings Ltd.	51,500	117,961
Shui On Land Ltd.	136,666	41,949
Sino Land Company Ltd.	116,000	158,581
Sino-Ocean Land Holdings Ltd.	104,500	68,330
SOHO China Ltd.	76,000	65,083
Talaat Moustafa Group	36,052	31,701	(a)
UEM Sunrise Bhd	59,300	42,726
		2,888,766

Real Estate Operating Companies—0.1%
Aeon Mall Company Ltd.	4,000	112,307
BR Malls Participacoes S.A.	17,200	124,302
BR Properties S.A.	11,700	92,241
Brookfield Office Properties Inc.	10,283	197,918
CapitaMalls Asia Ltd.	52,000	80,722
Central Pattana PCL	44,200	55,149
Deutsche Wohnen AG	9,959	192,602
First Capital Realty Inc.	863	14,385
Global Logistic Properties Ltd.	125,000	286,116
Hulic Company Ltd.	10,000	147,947
Hysan Development Company Ltd.	26,000	111,997
IMMOFINANZ AG	43,610	202,391	(a)
IOI Properties Group Sdn Bhd	42,633	36,314	(a)
Multiplan Empreendimentos Imobiliarios S.A.	3,200	67,683
NTT Urban Development Corp.	4,500	51,763
Redefine Properties Ltd.	110,314	102,586
SM Prime Holdings Inc.	245,000	81,036
Swire Properties Ltd.	50,800	128,413
Swiss Prime Site AG	1,980	153,729	(a)
		2,239,601

Regional Banks—0.1%
Bank of Queensland Ltd.	4,383	47,682
Bendigo and Adelaide Bank Ltd.	15,355	161,414
BS Financial Group Inc.	6,160	93,391
Chongqing Rural Commercial Bank	92,000	44,376
DGB Financial Group Inc.	5,020	78,486
Fukuoka Financial Group Inc.	30,000	131,583
Hokuhoku Financial Group Inc.	34,000	67,932
Resona Holdings Inc.	76,900	392,164
Seven Bank Ltd.	22,000	86,028
Shinsei Bank Ltd.	64,000	156,491
Suruga Bank Ltd.	7,000	125,608
The Bank of Kyoto Ltd.	14,000	116,950
The Bank of Yokohama Ltd.	47,000	262,043
The Chiba Bank Ltd.	27,000	182,132
The Chugoku Bank Ltd.	7,000	88,978
The Gunma Bank Ltd.	14,000	78,188
The Hachijuni Bank Ltd.	15,000	87,484
The Hiroshima Bank Ltd.	19,000	78,636
The Iyo Bank Ltd.	11,000	107,901
The Joyo Bank Ltd.	25,000	127,729
The Nishi-Nippon City Bank Ltd.	27,000	72,699
The Shizuoka Bank Ltd.	21,000	224,176
Yamaguchi Financial Group Inc.	8,000	74,135
		2,886,206

Reinsurance—0.1%
Blue Capital Reinsurance Holdings Ltd.	217	3,986	(a)
Hannover Rueck SE	2,352	202,170
Muenchener Rueckversicherungs AG	7,120	1,571,232
SCOR SE	5,925	216,886
Swiss Re AG	14,274	1,316,896	(a)
Third Point Reinsurance Ltd.	932	17,270	(a)
		3,328,440

Research & Consulting Services—0.1%
ALS Ltd/Queensland	15,554	122,595
Bureau Veritas S.A.	8,532	249,770
Experian PLC	39,967	737,416
Intertek Group PLC	6,828	356,003
SGS S.A.	239	551,445
		2,017,229

Residential REITs—0.0%*
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	58,985	57,653

Restaurants—0.1%
Compass Group PLC	72,523	1,162,724
Jollibee Foods Corp.	15,290	59,634
McDonald’s Holdings Company Japan Ltd.	2,600	66,469
Sodexo	3,708	376,259
Tim Hortons Inc.	6,998	408,288
Whitbread PLC	7,512	466,689
		2,540,063

Retail REITs—0.1%
CapitaMall Trust	109,000	164,458
CFS Retail Property Trust Group	82,684	143,878
Corio N.V.	2,561	114,955
Federation Centres Ltd.	53,686	112,391
Hammerson PLC	30,144	250,628
Intu Properties PLC	28,013	143,783
Japan Retail Fund Investment Corp.	77	156,923
Klepierre	3,685	171,044
RioCan Real Estate Investment Trust	5,179	120,738
The Link REIT	102,000	495,941
Unibail-Rodamco SE	3,652	937,260	(††)
Unibail-Rodamco SE	94	24,124	(††)
Westfield Group	82,987	749,125
Westfield Retail Trust	126,325	335,659
		3,920,907

Security & Alarm Services—0.0%*
G4S PLC	64,223	279,219
S-1 Corp.	841	59,608
Secom Company Ltd.	9,000	542,886
Securitas AB	11,896	126,598
		1,008,311

Semiconductor Equipment—0.1%
Advantest Corp.	5,600	69,637
ASM Pacific Technology Ltd.	9,300	77,722
ASML Holding N.V.	14,113	1,323,174
GCL-Poly Energy Holdings Ltd.	394,000	121,446	(a)
Hanergy Solar Group Ltd.	234,000	23,841	(a,h)
Hermes Microvision Inc.	1,000	32,480
Sumco Corp.	4,500	39,732	(a)
Tokyo Electron Ltd.	6,900	378,136
		2,066,168

Semiconductors—0.5%
Advanced Semiconductor Engineering Inc.	289,000	268,603
ARM Holdings PLC	55,403	1,008,455
Epistar Corp.	31,000	59,704	(a)

Infineon Technologies AG	43,926	469,696
Kinsus Interconnect Technology Corp.	10,000	33,184
MediaTek Inc.	50,000	744,040
MStar Semiconductor Inc.	8,000	93,143
Novatek Microelectronics Corp.	22,000	90,057
Phison Electronics Corp.	5,000	31,959
Powertech Technology Inc.	27,000	41,265
Radiant Opto-Electronics Corp.	15,450	56,505
Realtek Semiconductor Corp.	16,160	43,377
Rohm Company Ltd.	3,600	175,368
Samsung Electronics Company Ltd.	4,373	5,685,087
Siliconware Precision Industries Co.	108,000	129,005
SK Hynix Inc.	21,170	738,197	(a)
STMicroelectronics N.V.	27,067	217,814
Taiwan Semiconductor Manufacturing Company Ltd.	993,000	3,515,074
Transcend Information Inc.	6,000	17,253
United Microelectronics Corp.	501,000	207,605
Vanguard International Semiconductor Corp.	19,000	22,568
		13,647,959

Soft Drinks—0.1%
Arca Continental SAB de C.V.	14,500	90,229
Coca-Cola Amatil Ltd.	23,185	249,532
Coca-Cola Femsa SAB de C.V.	16,500	198,585
Coca-Cola HBC AG ADR	5,610	163,644
Coca-Cola HBC AG	1,264	36,887	(a)
Coca-Cola Icecek AS	2,227	53,641
Coca-Cola West Company Ltd.	2,500	52,971
Fomento Economico Mexicano SAB de C.V.	81,900	790,476
Suntory Beverage & Food Ltd.	5,100	162,794
		1,798,759

Specialized Finance—0.1%
ASX Ltd.	8,294	272,767
BM&FBovespa S.A.	83,000	389,098
Chailease Holding Company Ltd.	28,600	75,234
Deutsche Boerse AG	7,977	661,713
Far East Horizon Ltd.	53,000	45,182
Japan Exchange Group Inc.	10,000	284,382
London Stock Exchange Group PLC	7,666	220,036
Mitsubishi UFJ Lease & Finance Company Ltd.	22,400	137,463
Power Finance Corp Ltd.	10,821	29,215
Rural Electrification Corp Ltd.	11,578	41,236
Singapore Exchange Ltd.	38,000	218,501
		2,374,827

Specialty Chemicals—0.1%
Asian Paints Ltd.	10,450	82,757
Croda International PLC	5,451	221,823
Daicel Corp.	11,000	89,587
EMS-Chemie Holding AG	324	115,487
Givaudan S.A.	346	495,647	(a)
Hitachi Chemical Company Ltd.	4,000	63,822
Johnson Matthey PLC	8,428	457,851
JSR Corp.	6,700	129,786
Kansai Paint Company Ltd.	6,000	88,768
Koninklijke DSM N.V.	6,073	478,331
Nippon Paint Co. Ltd.	2,000	33,281
Nitto Denko Corp.	7,000	295,371

Shin-Etsu Chemical Company Ltd.	16,500	963,893
Sika AG	85	303,070
Umicore S.A.	4,697	219,765
		4,039,239

Specialty Stores—0.0%*
Folli Follie S.A.	920	29,664	(a)
JUMBO S.A.	3,948	63,106	(a)
Sanrio Company Ltd.	1,700	71,571
		164,341

Steel—0.2%
ArcelorMittal	40,959	732,019
CAP S.A.	2,624	50,408
China Steel Corp.	462,310	418,822
Cia Siderurgica Nacional S.A.	27,400	167,007
Daido Steel Company Ltd.	10,000	49,665
Eregli Demir ve Celik Fabrikalari TAS	55,084	66,147
Feng Hsin Iron & Steel Co.	12,000	22,024
Fortescue Metals Group Ltd.	62,526	325,564
Fosun International Ltd.	57,500	56,953
Hitachi Metals Ltd.	8,000	113,106
Hyundai Hysco Company Ltd.	1,390	54,660	(h)
Hyundai Steel Co.	2,231	182,437
Industrias CH SAB de C.V.	5,600	37,712	(a)
JFE Holdings Inc.	20,300	483,237
Jindal Steel & Power Ltd.	13,806	58,233
JSW Steel Ltd.	2,896	47,573
Kobe Steel Ltd.	95,000	162,694	(a)
Kumba Iron Ore Ltd.	3,400	143,953
Maruichi Steel Tube Ltd.	1,600	40,432
Nippon Steel & Sumitomo Metal Corp.	304,000	1,018,106
POSCO	2,641	817,062
Sesa Sterlite Ltd.	42,022	137,095
Severstal OAO GDR	7,140	70,543
Tata Steel Ltd.	11,358	77,682
ThyssenKrupp AG	15,697	382,629	(a)
Vale S.A.	41,300	625,124
Voestalpine AG	4,459	214,620
Yamato Kogyo Company Ltd.	1,400	44,755
		6,600,262

Systems Software—0.0%*
Oracle Corp Japan	1,400	51,216
Totvs S.A.	4,200	65,797
Trend Micro Inc.	4,000	140,050	(a)
		257,063

Technology Distributors—0.0%*
Synnex Technology International Corp.	48,000	76,179
WPG Holdings Ltd.	51,000	58,694
		134,873

Textiles—0.0%*
Eclat Textile Company Ltd.	5,000	56,369
Formosa Taffeta Company Ltd.	25,000	30,240
Ruentex Industries Ltd.	19,711	50,594
Shenzhou International Group Holdings Ltd.	16,000	60,461
		197,664

Thrifts & Mortgage Finance—0.0%*
Essent Group Ltd.	820	19,729	(a)
Housing Development Finance Corp.	60,658	782,558
LIC Housing Finance Ltd.	11,981	42,487
		844,774

Tires & Rubber—0.1%
Bridgestone Corp.	26,700	1,011,046
Cheng Shin Rubber Industry Company Ltd.	65,550	171,554
Cie Generale des Etablissements Michelin	7,444	792,388
Hankook Tire Company Ltd.	3,030	174,275
Nan Kang Rubber Tire Company Ltd.	23,000	28,515	(a)
Nokian Renkaat Oyj	4,624	222,179
Pirelli & C. S.p.A.	8,788	152,337
Sumitomo Rubber Industries Ltd.	6,400	90,972
The Yokohama Rubber Company Ltd.	7,000	68,798
		2,712,064

Tobacco—0.3%
British American Tobacco Malaysia Bhd	4,300	84,175
British American Tobacco PLC	74,563	3,998,764
Gudang Garam Tbk PT	18,500	63,846
Imperial Tobacco Group PLC	38,711	1,499,010
ITC Ltd.	88,390	458,705
Japan Tobacco Inc.	44,000	1,431,711
KT&G Corp.	4,116	290,560
Souza Cruz S.A.	17,900	182,926
Swedish Match AB	8,173	263,033
		8,272,730

Trading Companies & Distributors—0.2%
Adani Enterprises Ltd.	8,457	35,862
Barloworld Ltd.	7,965	76,055
Brenntag AG	1,986	368,758
Bunzl PLC	12,822	307,928
Daewoo International Corp.	2,030	79,442
Finning International Inc.	6,330	161,750
ITOCHU Corp.	60,700	750,196
Marubeni Corp.	67,000	481,918
Mitsubishi Corp.	55,300	1,061,226
Mitsui & Company Ltd.	68,300	951,996
Noble Group Ltd.	177,000	150,000
Rexel S.A.	8,008	210,485
Samsung C&T Corp.	5,075	291,415
SK Networks Company Ltd.	6,600	47,279
Sojitz Corp.	49,600	88,247
Sumitomo Corp.	45,600	573,118
Toyota Tsusho Corp.	8,800	217,938
Travis Perkins PLC	10,064	312,034
Wolseley PLC	10,712	607,655
		6,773,302

Trucking—0.0%*
ComfortDelGro Corp Ltd.	84,000	133,724
DSV A/S	7,775	255,333
Localiza Rent a Car S.A.	5,145	72,576
Nippon Express Company Ltd.	32,000	154,969
		616,602

Water Utilities—0.0%*
Aguas Andinas S.A.	77,578	50,183
Cia de Saneamento Basico do Estado de Sao Paulo	13,500	151,408
Cia de Saneamento de Minas Gerais-COPASA	2,100	33,112
Guangdong Investment Ltd.	92,000	89,939
Severn Trent PLC	9,568	270,191
United Utilities Group PLC	27,581	306,748
		901,581

Wireless Telecommunication Services—0.8%
Advanced Info Service PCL	44,100	267,740
America Movil SAB de C.V.	1,355,400	1,571,985
Axiata Group Bhd	97,600	205,599
Bharti Airtel Ltd.	24,134	128,932
China Mobile Ltd.	242,000	2,504,659
DiGi.Com Bhd	145,400	220,175
ENTEL Chile S.A.	4,152	56,419
Far EasTone Telecommunications Company Ltd.	58,000	127,468
Global Telecom Holding	98,792	66,681	(a)
Globe Telecom Inc.	1,235	45,635
Idea Cellular Ltd.	24,304	65,598
KDDI Corp.	21,400	1,317,330
Maxis Bhd	88,900	197,314
MegaFon OAO GDR	5,726	191,821
Millicom International Cellular S.A.	2,635	262,778
Mobile Telesystems OJSC ADR	38,352	829,554
MTN Group Ltd.	70,073	1,451,939
NTT DOCOMO Inc.	59,100	969,959
Philippine Long Distance Telephone Co.	1,645	98,813
Reliance Communications Ltd.	20,483	43,082
Rogers Communications Inc.	14,390	651,037
Sistema JSFC GDR	7,023	225,579
SK Telecom Company Ltd.	353	76,932
Softbank Corp.	37,300	3,264,926
StarHub Ltd.	26,000	88,342
Taiwan Mobile Company Ltd.	62,000	200,332
Tele2 AB	11,746	133,232
Tim Participacoes S.A.	31,600	165,149
Turkcell Iletisim Hizmetleri AS	31,681	167,363	(a)
Vodacom Group Ltd.	15,462	196,343
Vodafone Group PLC	1,896,885	7,445,861	(a)
		23,238,577

Total Common Stock
(Cost $640,954,519)		718,699,185

Preferred Stocks—0.4%

Automobile Manufacturers—0.1%
Bayerische Motoren Werke AG	1,658	141,853
Hyundai Motor Co.	666	78,884	(††)
Hyundai Motor Co.	1,448	179,054	(††)
Porsche Automobil Holding SE	6,290	655,768
Volkswagen AG	5,762	1,620,899
		2,676,458

Commodity Chemicals—0.0%*
Braskem S.A.	6,100	54,297	(a)
Fuchs Petrolub AG	1,223	119,719
LG Chem Ltd.	274	39,593
		213,609

Construction & Farm Machinery—0.0%*
Marcopolo S.A.	15,200	32,858

Construction Materials—0.0%*
Grupo Argos S.A.	3,447	34,791

Diversified Financial Services—0.1%
Banco Bradesco S.A.	94,420	1,164,216
Banco Davivienda S.A.	2,995	36,678
Banco do Estado do Rio Grande do Sul S.A.	6,900	36,851
Bancolombia S.A.	12,485	151,474
Grupo Aval Acciones y Valores	57,961	38,251
Itau Unibanco Holding S.A.	102,370	1,360,305
Itausa—Investimentos Itau S.A.	125,453	473,257
		3,261,032

Electric Utilities—0.0%*
Centrais Eletricas Brasileiras S.A.	8,100	34,093
Cia Energetica de Minas Gerais	28,508	169,290
Cia Paranaense de Energia	3,900	50,468
		253,851

Fertilizers & Agricultural Chemicals—0.0%*
Sociedad Quimica y Minera de Chile S.A.	3,310	84,286

General Merchandise Stores—0.0%*
Lojas Americanas S.A.	15,700	104,678

Household Products—0.0%*
Henkel AG & Company KGaA	7,473	868,175

Hypermarkets & Super Centers—0.0%*
Cia Brasileira de Distribuicao Grupo Pao de Acucar	4,800	213,444

Independent Power Producers & Energy Traders—0.0%*
AES Tiete S.A.	3,800	30,748
Cia Energetica de Sao Paulo	5,900	56,068
		86,816

Integrated Oil & Gas—0.1%
Petroleo Brasileiro S.A.	171,500	1,241,590

Integrated Telecommunication Services—0.0%*
Oi S.A.	31,700	48,237
Telefonica Brasil S.A.	11,900	226,121
		274,358

Multi-Sector Holdings—0.0%*
Grupo de Inversiones Suramericana S.A.	3,025	54,769

Paper Packaging—0.0%*
Klabin S.A.	19,600	101,853

Paper Products—0.0%*
Suzano Papel e Celulose S.A.	9,200	36,032

Semiconductors—0.0%*
Samsung Electronics Company Ltd.	819	786,134

Soft Drinks—0.0%*
Embotelladora Andina S.A.	7,865	36,073

Steel—0.1%
Bradespar S.A.	8,400	89,296
Gerdau S.A.	34,600	268,968
Metalurgica Gerdau S.A.	10,200	101,168
Usinas Siderurgicas de Minas Gerais S.A.	14,200	85,528	(a)
Vale S.A.	89,000	1,234,702
		1,779,662

Total Preferred Stock
(Cost $13,737,287)		12,140,469

Rights—0.0%*

Computer & Electronics Retail—0.0%*
Groupe Fnac	1	—	(a)

Diversified Metals & Mining—0.0%*
Turquoise Hill Resources Ltd.	14,556	13,700	(a)

Integrated Oil & Gas—0.0%*
Repsol S.A.	33,939	23,196	(a)

Total Rights
(Cost $49,232)		36,896

Total Foreign Equity
(Cost $654,741,038)		730,876,550

		Principal Amount	Fair Value
Bonds and Notes—31.2%
U.S. Treasuries—11.1%
U.S. Treasury Bonds
2.75%	11/15/23 - 11/15/42	$2,150,000	$1,981,327
3.00%	05/15/42	11,700,000	9,811,550	(d)
3.75%	11/15/43	1,000,000	966,562
4.38%	11/15/39	11,000,000	11,953,909
4.50%	02/15/36	6,700,000	7,454,795
5.38%	02/15/31	1,850,000	2,267,118
5.50%	08/15/28	4,500,000	5,546,952
6.38%	08/15/27	2,000,000	2,655,624
7.63%	02/15/25	2,000,000	2,857,188
7.88%	02/15/21	5,000,000	6,803,125
8.75%	05/15/20	5,000,000	6,976,560
9.00%	11/15/18	3,000,000	4,036,875
U.S. Treasury Notes
0.25%	01/31/15 - 12/31/15	26,250,000	26,227,229
0.38%	03/15/15 - 06/30/15	30,000,000	30,062,100
0.63%	10/15/16 - 04/30/18	12,000,000	11,725,002
0.75%	12/31/17 - 03/31/18	10,000,000	9,765,620
0.88%	12/31/16 - 01/31/18	8,000,000	7,911,254
0.88%	02/28/17	12,000,000	11,999,064	(d)
1.13%	12/31/19 - 03/31/20	24,800,000	23,386,809
1.25%	10/31/15 - 02/29/20	25,500,000	24,996,050
1.38%	07/31/18	1,000,000	991,016
1.50%	07/31/16	18,000,000	18,410,616
1.63%	11/15/22	4,000,000	3,610,624
1.75%	07/31/15 - 05/15/22	14,700,000	14,236,736
2.00%	07/31/20 - 02/15/23	7,250,000	7,053,206
2.13%	05/31/15 - 08/31/20	24,500,000	25,185,904

2.38%	03/31/16	13,500,000	14,082,187
2.50%	08/15/23	500,000	480,156
3.13%	05/15/19	7,000,000	7,459,375
3.25%	12/31/16	12,000,000	12,870,936
4.50%	05/15/17	15,000,000	16,739,070
			330,504,539

U.S. Government Sponsored Agencies—0.2%
Federal Home Loan Banks
0.50%	11/20/15	5,000,000	5,006,300
Tennessee Valley Authority
3.50%	12/15/42	1,000,000	788,363
			5,794,663

Agency Mortgage Backed—10.3%
Federal Home Loan Mortgage Corp.
0.85%	11/28/16	700,000	697,938
0.88%	10/14/16 - 03/07/18	7,000,000	6,895,929
1.25%	10/02/19	1,500,000	1,421,005
1.38%	05/01/20	1,500,000	1,406,271
1.79%	06/01/43	521,254	524,975	(e)
2.38%	01/13/22	2,100,000	2,007,526	(d)
2.48%	05/01/43	1,095,944	1,072,846	(e)
2.51%	08/01/43	399,125	390,990	(e)
3.00%	05/01/33 - 06/01/43	10,646,659	10,117,246
3.50%	10/01/42 - 07/01/43	1,296,717	1,288,597
5.00%	12/01/22 - 06/01/41	6,226,786	6,733,791
5.50%	01/01/38 - 04/01/39	1,154,640	1,267,661
6.00%	06/01/37 - 11/01/37	1,101,069	1,229,539	(d)
2.50%	TBA	7,400,000	7,289,061	(f)
3.00%	TBA	3,000,000	3,034,148	(f)
3.50%	TBA	9,950,000	9,922,578	(f)
4.00%	TBA	10,617,000	10,960,505	(f)
4.50%	TBA	3,000,000	3,174,258	(f)
Federal National Mortgage Assoc.
0.50%	09/28/15	6,000,000	6,010,602
0.75%	11/25/16	1,900,000	1,892,957
0.88%	12/20/17 - 05/21/18	6,900,000	6,745,133
1.94%	04/01/43	877,845	890,654	(e)
2.50%	02/01/28 - 09/01/28	6,824,060	6,761,551
3.00%	01/01/28 - 08/01/43	25,184,911	24,591,805
3.50%	10/01/42	14,781,124	14,698,379
4.00%	01/01/41 - 10/01/41	9,534,234	9,823,412
4.50%	10/01/39 - 11/01/43	17,901,179	18,970,768
4.50%	11/01/40	5,211,800	5,523,738	(d)
5.00%	07/01/35 - 08/01/35	606,605	658,504	(d)
5.00%	12/01/39 - 06/01/41	15,016,430	16,395,115
5.50%	12/01/35 - 04/01/38	5,536,396	6,094,489
5.50%	08/01/37	2,541,135	2,793,803	(d)
6.00%	03/01/34 - 08/01/37	5,980,727	6,639,175
6.00%	03/01/35 - 06/01/35	609,916	684,332	(d)
6.63%	11/15/30	1,200,000	1,560,934
2.50%	TBA	2,934,000	2,864,158	(f)
3.00%	TBA	6,300,000	6,016,176	(f)
3.50%	TBA	15,900,000	16,391,578	(f)
4.00%	TBA	13,667,000	14,205,551	(f)

4.50%	TBA	6,900,000	7,335,972	(f)
5.00%	TBA	3,700,000	4,018,258	(f)
5.50%	TBA	700,000	769,973	(f)
6.00%	TBA	333,000	369,344	(f)
Government National Mortgage Assoc.
3.00%	10/15/42	6,626,300	6,411,885
3.50%	10/20/42	17,619,282	17,802,287
4.00%	12/20/40 - 08/15/41	10,721,849	11,173,359
4.50%	05/20/40	6,330,572	6,786,826
5.00%	08/15/41	6,566,263	7,196,024
3.00%	TBA	5,400,000	5,217,328	(f)
4.50%	TBA	1,000,000	1,069,141	(f)
			307,798,075

Asset Backed—0.1%
AmeriCredit Automobile Receivables Trust 2012-2
3.38%	04/09/18	1,000,000	1,035,762
Chase Issuance Trust 2012-A8
0.54%	10/16/17	1,000,000	998,638
Citibank Credit Card Issuance Trust 2007-A8
5.65%	09/20/19	1,000,000	1,145,345
			3,179,745

Corporate Notes—8.2%
21st Century Fox America Inc.
6.65%	11/15/37	579,000	675,845
ABB Finance USA Inc.
1.63%	05/08/17	869,000	867,272	(d)
Abbey National Treasury Services PLC
3.05%	08/23/18	250,000	256,883
AbbVie Inc.
1.75%	11/06/17	875,000	873,501
4.40%	11/06/42	250,000	233,169
ACE INA Holdings Inc.
2.70%	03/13/23	250,000	229,081
Actavis Inc.
3.25%	10/01/22	1,000,000	932,719
Aetna Inc.
1.50%	11/15/17	713,000	702,513
2.75%	11/15/22	500,000	460,576
Aflac Inc.
2.65%	02/15/17	250,000	257,977
Agilent Technologies Inc.
5.50%	09/14/15	909,000	980,000	(d)
Agrium Inc.
6.75%	01/15/19	1,000,000	1,179,798
Alcoa Inc.
5.55%	02/01/17	750,000	807,270
Altria Group Inc.
4.25%	08/09/42	663,000	565,817
5.38%	01/31/44	70,000	70,290
Amazon.com Inc.
1.20%	11/29/17	873,000	854,748
America Movil SAB de C.V.
2.38%	09/08/16	1,000,000	1,029,170	(d)
3.13%	07/16/22	750,000	692,361

American Express Co.
7.00%	03/19/18	1,000,000	1,194,843
American Express Credit Corp.
1.75%	06/12/15	610,000	619,844	(d)
American International Group Inc.
4.88%	06/01/22	1,000,000	1,074,823
8.18%	05/15/68	250,000	302,500	(e)
American Tower Corp. (REIT)
3.50%	01/31/23	500,000	455,873
Amgen Inc.
5.38%	05/15/43	817,000	838,827	(d)
Anadarko Petroleum Corp.
6.20%	03/15/40	442,000	488,912
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	892,000	825,071
7.75%	01/15/19	500,000	624,329
Aon PLC
4.25%	12/12/42	250,000	214,495
Apache Corp.
5.10%	09/01/40	750,000	761,496
Apple Inc.
1.00%	05/03/18	250,000	241,737
Archer-Daniels-Midland Co.
4.02%	04/16/43	620,000	527,106
Arizona Public Service Co.
6.25%	08/01/16	273,000	306,297	(d)
Arrow Electronics Inc.
3.00%	03/01/18	250,000	250,129
Asian Development Bank
2.63%	02/09/15	1,500,000	1,538,565
AstraZeneca PLC
6.45%	09/15/37	250,000	298,525
AT&T Inc.
0.88%	02/13/15	899,000	900,898	(d)
2.95%	05/15/16	844,000	880,078	(d)
4.35%	06/15/45	750,000	634,944
5.55%	08/15/41	954,000	968,176	(d)
Australia & New Zealand Banking Group Ltd.
0.90%	02/12/16	500,000	499,441
Autodesk Inc.
1.95%	12/15/17	888,000	878,442
Avon Products Inc.
4.60%	03/15/20	250,000	247,910
AXA S.A.
8.60%	12/15/30	100,000	123,125
Baidu Inc.
3.25%	08/06/18	205,000	207,214
Bank of America Corp.
1.50%	10/09/15	1,000,000	1,010,069
5.42%	03/15/17	800,000	879,510
5.70%	01/24/22	1,321,000	1,495,180	(d)
5.75%	12/01/17	1,360,000	1,547,834	(d)
Bank of Montreal
1.45%	04/09/18	500,000	486,875

Bank of Nova Scotia
0.75%	10/09/15	500,000	501,633
2.05%	10/30/18	250,000	247,654
Barclays Bank PLC
5.00%	09/22/16	1,000,000	1,100,944
Barrick Gold Corp.
6.95%	04/01/19	750,000	865,709
Baxter International Inc.
1.85%	06/15/18	500,000	493,746
BB&T Corp.
2.05%	06/19/18	350,000	346,513
2.15%	03/22/17	500,000	505,522
Berkshire Hathaway Finance Corp.
1.60%	05/15/17	944,000	953,104	(d)
3.00%	05/15/22	500,000	479,328	(d)
BHP Billiton Finance USA Ltd.
2.05%	09/30/18	325,000	324,960
BNP Paribas S.A.
2.38%	09/14/17	750,000	765,724
2.40%	12/12/18	250,000	250,159
Boeing Capital Corp.
4.70%	10/27/19	250,000	280,514
Boston Properties LP (REIT)
3.85%	02/01/23	250,000	244,262
Boston Scientific Corp.
2.65%	10/01/18	500,000	503,401
4.13%	10/01/23	100,000	99,191
BP Capital Markets PLC
2.25%	11/01/16	1,425,000	1,474,677	(d)
2.50%	11/06/22	500,000	455,242
Bristol-Myers Squibb Co.
2.00%	08/01/22	500,000	442,575
British Telecommunications PLC
9.63%	12/15/30	250,000	373,061
Buckeye Partners LP
4.15%	07/01/23	250,000	240,385
Burlington Northern Santa Fe LLC
5.75%	05/01/40	750,000	823,045
Capital One Financial Corp.
1.00%	11/06/15	1,000,000	999,564
Cardinal Health Inc.
3.20%	03/15/23	500,000	468,130
CareFusion Corp.
3.30%	03/01/23	250,000	228,450	(g)
Caterpillar Financial Services Corp.
1.25%	11/06/17	611,000	602,247
Caterpillar Inc.
1.50%	06/26/17	1,073,000	1,067,799
Catholic Health Initiatives
1.60%	11/01/17	175,000	169,618
CBS Corp.
3.38%	03/01/22	250,000	238,601
Celgene Corp.
5.25%	08/15/43	220,000	221,808
Cenovus Energy Inc.
3.80%	09/15/23	250,000	243,721

CF Industries Inc.
3.45%	06/01/23	250,000	228,307
Chevron Corp.
1.72%	06/24/18	750,000	747,169
2.43%	06/24/20	75,000	72,980
Cigna Corp.
2.75%	11/15/16	250,000	260,206	(d)
5.38%	02/15/42	250,000	259,925	(d)
Cisco Systems Inc.
5.90%	02/15/39	500,000	555,888
Citigroup Inc.
1.30%	11/15/16	500,000	498,255
1.70%	07/25/16	500,000	504,711
3.88%	10/25/23	500,000	491,529
5.38%	08/09/20	1,500,000	1,706,463
5.88%	01/30/42	272,000	305,694
6.13%	08/25/36	347,000	369,961
Cliffs Natural Resources Inc.
3.95%	01/15/18	250,000	252,449
CNA Financial Corp.
5.88%	08/15/20	781,000	890,364	(d)
Comcast Corp.
4.25%	01/15/33	1,000,000	928,919
5.15%	03/01/20	500,000	557,784
Commonwealth Edison Co.
4.60%	08/15/43	250,000	242,325
ConAgra Foods Inc.
1.30%	01/25/16	750,000	751,300
ConocoPhillips
6.50%	02/01/39	750,000	940,513
Consolidated Edison Company of New York Inc.
3.95%	03/01/43	250,000	220,572
Continental Resources Inc.
4.50%	04/15/23	250,000	253,438
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.95%	11/09/22	500,000	484,495
4.63%	12/01/23	250,000	251,755
Corp Andina de Fomento
4.38%	06/15/22	250,000	247,545
Covidien International Finance S.A.
1.35%	05/29/15	708,000	713,194
COX Communications Inc.
4.70%	12/15/42	218,000	183,082	(g)
Credit Suisse
5.30%	08/13/19	1,000,000	1,122,538
Crown Castle Towers LLC
6.11%	01/15/40	326,000	365,554	(g,d)
CSX Corp.
4.10%	03/15/44	568,000	481,324
CVS Caremark Corp.
2.75%	12/01/22	500,000	461,487
DCP Midstream Operating LP
2.50%	12/01/17	873,000	869,244
DDR Corp. (REIT)
4.63%	07/15/22	626,000	638,506

Deere & Co.
3.90%	06/09/42	471,000	413,228
Delhaize Group S.A.
4.13%	04/10/19	500,000	514,020
DENTSPLY International Inc.
2.75%	08/15/16	725,000	746,003	(d)
4.13%	08/15/21	250,000	250,303	(d)
Deutsche Bank AG
3.25%	01/11/16	500,000	522,932
Deutsche Telekom International Finance BV
8.75%	06/15/30	250,000	352,696
Devon Energy Corp.
2.25%	12/15/18	500,000	494,761
3.25%	05/15/22	500,000	476,774
Diageo Capital PLC
1.50%	05/11/17	500,000	498,920	(d)
Diageo Investment Corp.
2.88%	05/11/22	500,000	476,615	(d)
DIRECTV Holdings LLC
5.15%	03/15/42	500,000	449,051	(d)
Discover Bank
4.20%	08/08/23	350,000	345,209
Discovery Communications LLC
3.25%	04/01/23	325,000	301,870
Dominion Resources Inc.
1.95%	08/15/16	667,000	678,037	(d)
DTE Energy Co.
3.85%	12/01/23	250,000	246,831
Duke Energy Corp.
1.63%	08/15/17	884,000	878,413
3.05%	08/15/22	2,639,000	2,506,649
Eastman Chemical Co.
2.40%	06/01/17	1,000,000	1,010,716	(d)
Eaton Corp.
1.50%	11/02/17	1,310,000	1,284,235
eBay Inc.
1.35%	07/15/17	619,000	615,474
Ecolab Inc.
1.45%	12/08/17	750,000	732,916
Ecopetrol S.A.
7.63%	07/23/19	345,000	408,825	(d)
EMC Corp.
1.88%	06/01/18	500,000	494,320
Emerson Electric Co.
2.63%	02/15/23	500,000	466,996
Encana Corp.
3.90%	11/15/21	500,000	496,443
Energy Transfer Partners LP
6.50%	02/01/42	500,000	537,377	(d)
6.70%	07/01/18	701,000	813,899	(d)
Entergy Louisiana LLC
4.05%	09/01/23	250,000	253,874
Enterprise Products Operating LLC
4.45%	02/15/43	442,000	390,426

ERP Operating LP (REIT)
3.00%	04/15/23	250,000	228,285
European Bank for Reconstruction & Development
1.00%	02/16/17	1,000,000	1,002,360
European Investment Bank
1.00%	07/15/15	2,000,000	2,019,480
4.88%	01/17/17	2,040,000	2,276,232	(d)
Exelon Corp.
4.90%	06/15/15	1,393,000	1,468,644	(d)
Express Scripts Holding Co.
3.13%	05/15/16	1,421,000	1,483,116	(d)
4.75%	11/15/21	474,000	500,859
FedEx Corp.
2.70%	04/15/23	200,000	179,768
Fifth Third BanCorp
4.50%	06/01/18	500,000	533,186
Florida Power & Light Co.
4.13%	02/01/42	500,000	460,174
Ford Motor Co.
4.75%	01/15/43	800,000	721,499
Ford Motor Credit Company LLC
2.75%	05/15/15	1,000,000	1,025,842
France Telecom S.A.
8.75%	03/01/31	250,000	345,169
Freeport-McMoRan Copper & Gold Inc.
3.10%	03/15/20	500,000	485,766
General Electric Capital Corp.
2.15%	01/09/15	1,000,000	1,018,315	(c)
5.00%	01/08/16	750,000	810,533	(c)
5.50%	01/08/20	1,000,000	1,145,163	(c)
6.75%	03/15/32	1,250,000	1,547,881	(c)
General Electric Co.
5.25%	12/06/17	1,000,000	1,131,942	(c)
Genworth Holdings Inc.
6.52%	05/22/18	250,000	284,353
Georgia Power Co.
4.30%	03/15/42	472,000	424,616
GlaxoSmithKline Capital PLC
1.50%	05/08/17	1,000,000	1,000,446
Goldman Sachs Capital I
6.35%	02/15/34	503,000	507,529
Great Plains Energy Inc.
4.85%	06/01/21	1,004,000	1,057,855	(d)
Halliburton Co.
3.50%	08/01/23	900,000	872,436
Hartford Financial Services Group Inc.
4.00%	10/15/17	500,000	531,810
HCP Inc. (REIT)
2.63%	02/01/20	500,000	476,594
Healthcare REIT Inc.
2.25%	03/15/18	500,000	494,326
5.13%	03/15/43	250,000	231,486
Hess Corp.
8.13%	02/15/19	500,000	621,057

Hewlett-Packard Co.
2.13%	09/13/15	750,000	763,706
6.00%	09/15/41	262,000	262,505
Honeywell International Inc.
3.35%	12/01/23	450,000	440,464
HSBC Bank USA NA
5.88%	11/01/34	500,000	549,669
HSBC Finance Corp.
6.68%	01/15/21	250,000	287,259
HSBC Holdings PLC
5.10%	04/05/21	1,000,000	1,111,449
Indiana Michigan Power Co.
3.20%	03/15/23	750,000	701,096
ING US Inc.
2.90%	02/15/18	250,000	255,697
Ingersoll-Rand Global Holding Company Ltd.
4.25%	06/15/23	200,000	195,342	(g)
Intel Corp.
1.35%	12/15/17	872,000	861,832
4.25%	12/15/42	186,000	164,389
Inter-American Development Bank
1.38%	10/18/16	1,500,000	1,523,806
International Bank for Reconstruction & Development
2.38%	05/26/15	1,500,000	1,543,242
International Business Machines Corp.
4.00%	06/20/42	750,000	669,691
International Finance Corp.
2.75%	04/20/15	1,000,000	1,031,008
International Paper Co.
7.95%	06/15/18	1,000,000	1,214,692
Intesa Sanpaolo S.p.A.
3.88%	01/15/19	200,000	198,843
Invesco Finance PLC
3.13%	11/30/22	500,000	462,648
Jabil Circuit Inc.
4.70%	09/15/22	223,000	214,080
Jefferies Group Inc.
5.13%	01/20/23	250,000	252,867
John Deere Capital Corp.
1.95%	12/13/18	500,000	496,816
Johnson & Johnson
4.38%	12/05/33	250,000	251,628
JPMorgan Chase & Co.
1.10%	10/15/15	2,000,000	2,007,628
3.25%	09/23/22	436,000	417,828
3.38%	05/01/23	250,000	233,000
4.50%	01/24/22	703,000	743,585
6.30%	04/23/19	1,000,000	1,180,254
6.40%	05/15/38	500,000	596,752
KeyCorp
2.30%	12/13/18	170,000	168,767
KFW
2.00%	10/04/22	1,500,000	1,373,748
4.50%	07/16/18	1,567,000	1,754,727	(d)

Kinder Morgan Energy Partners LP
2.65%	02/01/19	740,000	731,793
3.50%	09/01/23	300,000	275,455
5.00%	08/15/42	442,000	408,214
Kinross Gold Corp.
6.88%	09/01/41	250,000	224,020
Koninklijke Philips N.V.
3.75%	03/15/22	500,000	500,270
Kraft Foods Group Inc.
1.63%	06/04/15	579,000	586,354
2.25%	06/05/17	443,000	448,570
5.00%	06/04/42	500,000	492,896
L-3 Communications Corp.
5.20%	10/15/19	500,000	540,425
Laboratory Corp. of America Holdings
4.00%	11/01/23	200,000	192,183
Landwirtschaftliche Rentenbank
0.88%	09/12/17	500,000	493,350
Lincoln National Corp.
4.00%	09/01/23	200,000	197,374
4.20%	03/15/22	317,000	323,029
Lockheed Martin Corp.
4.25%	11/15/19	1,000,000	1,075,331
Loews Corp.
2.63%	05/15/23	400,000	358,370
Lorillard Tobacco Co.
3.75%	05/20/23	500,000	455,185
Lowe’s Companies Inc.
3.12%	04/15/22	750,000	727,228
LyondellBasell Industries N.V.
6.00%	11/15/21	250,000	287,528
Macy’s Retail Holdings Inc.
3.88%	01/15/22	500,000	492,839
Marsh & McLennan Companies Inc.
4.05%	10/15/23	250,000	246,293
McDonald’s Corp.
1.88%	05/29/19	500,000	487,853	(d)
3.70%	02/15/42	250,000	211,728
Medtronic Inc.
4.50%	03/15/42	250,000	236,801
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	395,000	324,946
Merck & Company Inc.
2.40%	09/15/22	878,000	801,994
Merrill Lynch & Company Inc.
6.11%	01/29/37	250,000	269,618
MetLife Inc.
1.76%	12/15/17	500,000	494,696
4.13%	08/13/42	250,000	217,406
6.50%	12/15/32	250,000	297,458
Microsoft Corp.
0.88%	11/15/17	1,000,000	984,538
3.75%	05/01/43	300,000	255,939
MidAmerican Energy Holdings Co.
6.13%	04/01/36	1,000,000	1,136,064	(d)

Mondelez International Inc.
5.38%	02/10/20	1,000,000	1,129,390
Moody’s Corp.
4.88%	02/15/24	250,000	249,774
Morgan Stanley
4.10%	05/22/23	250,000	241,938
4.75%	03/22/17	639,000	697,352
4.88%	11/01/22	250,000	255,915
5.50%	07/28/21	898,000	1,003,477
5.75%	01/25/21	473,000	535,088
6.63%	04/01/18	433,000	506,651
Murphy Oil Corp.
2.50%	12/01/17	500,000	503,040
3.70%	12/01/22	500,000	462,003
Mylan Inc.
1.80%	06/24/16	250,000	254,864	(g)
National Australia Bank Ltd.
2.30%	07/25/18	500,000	503,277
NBCUniversal Media LLC
5.15%	04/30/20	750,000	838,309
Newell Rubbermaid Inc.
2.05%	12/01/17	500,000	495,417
Newmont Mining Corp.
3.50%	03/15/22	250,000	212,796
Nexen Energy ULC
6.40%	05/15/37	500,000	569,157
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	1,706,000	1,751,306	(d)
Nisource Finance Corp.
3.85%	02/15/23	1,074,000	1,033,448
Noble Energy Inc.
8.25%	03/01/19	500,000	621,473
Nomura Holdings Inc.
2.00%	09/13/16	500,000	504,133
Norfolk Southern Corp.
2.90%	02/15/23	500,000	461,840
4.80%	08/15/43	250,000	242,120
Northeast Utilities
1.45%	05/01/18	250,000	242,135
Northrop Grumman Corp.
1.75%	06/01/18	750,000	731,671
Novartis Capital Corp.
2.40%	09/21/22	552,000	506,090
NYSE Euronext
2.00%	10/05/17	500,000	500,650
Occidental Petroleum Corp.
1.50%	02/15/18	500,000	488,687
Oglethorpe Power Corp.
5.38%	11/01/40	491,000	503,685
Omnicom Group Inc.
3.63%	05/01/22	500,000	484,198
ONEOK Partners LP
3.38%	10/01/22	233,000	217,811
6.13%	02/01/41	562,000	595,136	(d)

Oracle Corp.
1.20%	10/15/17	2,185,000	2,150,167
3.63%	07/15/23	125,000	123,996
Owens Corning
4.20%	12/15/22	250,000	238,733
Pacific Gas & Electric Co.
6.05%	03/01/34	1,111,000	1,272,645	(d)
PacifiCorp
6.25%	10/15/37	153,000	182,417
Pentair Finance S.A.
3.15%	09/15/22	500,000	451,633
PepsiCo Inc.
2.75%	03/01/23	250,000	231,391
7.90%	11/01/18	1,000,000	1,249,980
Petrobras Global Finance BV
4.38%	05/20/23	500,000	445,446
Petrobras International Finance Co.
3.50%	02/06/17	1,183,000	1,193,826	(d)
3.88%	01/27/16	420,000	432,374
Petrobras International Finance Co. - Pifco
6.75%	01/27/41	250,000	232,608
Petroleos Mexicanos
3.50%	07/18/18	500,000	513,125
5.50%	01/21/21 - 06/27/44	1,179,000	1,238,338
6.50%	06/02/41	167,000	174,515
Pfizer Inc.
4.30%	06/15/43	350,000	329,123
6.20%	03/15/19	1,000,000	1,185,430
Philip Morris International Inc.
2.50%	05/16/16	1,004,000	1,041,943	(d)
3.88%	08/21/42	442,000	374,150
Plains All American Pipeline LP
3.85%	10/15/23	500,000	487,751
Plains Exploration & Production Co.
6.63%	05/01/21	425,000	466,032
PNC Funding Corp.
2.70%	09/19/16	1,000,000	1,043,063
PPL Capital Funding Inc.
3.40%	06/01/23	500,000	465,246
Praxair Inc.
0.75%	02/21/16	500,000	498,792
Pride International Inc.
6.88%	08/15/20	950,000	1,137,508	(d)
Principal Financial Group Inc.
1.85%	11/15/17	250,000	247,739
ProLogis LP (REIT)
4.25%	08/15/23	250,000	246,964
Prudential Financial Inc.
5.63%	05/12/41	475,000	511,911	(d)
7.38%	06/15/19	350,000	429,690
Public Service Company of Colorado
3.95%	03/15/43	250,000	222,372
Public Service Electric & Gas Co.
2.38%	05/15/23	500,000	449,584
Qwest Corp.
6.75%	12/01/21	500,000	547,482

Realty Income Corp. (REIT)
4.65%	08/01/23	500,000	503,549
Republic Services Inc.
5.50%	09/15/19	500,000	562,618
Reynolds American Inc.
3.25%	11/01/22	500,000	460,858
Rio Tinto Finance USA Ltd.
5.20%	11/02/40	750,000	772,549
Rogers Communications Inc.
3.00%	03/15/23	250,000	230,619
Rowan Companies Inc.
5.40%	12/01/42	250,000	231,284
Royal Bank of Canada
0.80%	10/30/15	500,000	501,232
1.20%	09/19/18	500,000	495,416
Royal Bank of Scotland Group PLC
6.40%	10/21/19	500,000	576,162
San Diego Gas & Electric Co.
3.60%	09/01/23	500,000	499,751
Sanofi
1.25%	04/10/18	500,000	486,807
Santander Holdings USA Inc.
3.00%	09/24/15	438,000	452,300
Seagate HDD Cayman
3.75%	11/15/18	125,000	126,406	(g)
4.75%	06/01/23	250,000	233,750	(g)
Sempra Energy
4.05%	12/01/23	250,000	246,859
Shell International Finance BV
2.00%	11/15/18	225,000	225,142
4.38%	03/25/20	1,000,000	1,096,246
Simon Property Group LP (REIT)
2.75%	02/01/23	621,000	567,469
Spectra Energy Capital LLC
3.30%	03/15/23	250,000	221,404
Stanley Black & Decker Inc.
2.90%	11/01/22	250,000	232,257
State Street Corp.
3.70%	11/20/23	275,000	272,838
Statoil ASA
2.45%	01/17/23	750,000	683,635
Sumitomo Mitsui Banking Corp.
2.50%	07/19/18	500,000	502,221
Suncor Energy Inc.
6.85%	06/01/39	250,000	300,769
SunTrust Banks Inc.
2.35%	11/01/18	350,000	348,146
Svensk Exportkredit AB
0.63%	05/31/16	500,000	497,850
Talisman Energy Inc.
5.50%	05/15/42	250,000	235,474
Target Corp.
4.00%	07/01/42	500,000	433,705
Teck Resources Ltd.
2.50%	02/01/18	1,000,000	1,006,038

Telefonica Emisiones SAU
5.88%	07/15/19	1,000,000	1,115,101
Textron Inc.
6.20%	03/15/15	798,000	846,529	(d)
The Allstate Corp.
5.75%	08/15/53	250,000	251,875	(e)
The Bank of New York Mellon Corp.
1.20%	02/20/15	1,000,000	1,007,681
The Boeing Co.
0.95%	05/15/18	325,000	311,641
The Charles Schwab Corp.
2.20%	07/25/18	200,000	200,713
The Chubb Corp.
6.38%	03/29/67	250,000	270,625	(e)
The Coca-Cola Co.
1.15%	04/01/18	250,000	242,873
2.45%	11/01/20	500,000	485,657
3.30%	09/01/21	326,000	326,522
The Dow Chemical Co.
3.00%	11/15/22	437,000	407,564
4.38%	11/15/42	437,000	383,700
The Goldman Sachs Group Inc.
1.60%	11/23/15	2,000,000	2,021,496
5.75%	01/24/22	1,000,000	1,125,688	(d)
6.75%	10/01/37	700,000	778,781
The Home Depot Inc.
4.20%	04/01/43	250,000	227,825
4.40%	04/01/21	500,000	539,987
The Korea Development Bank
3.25%	03/09/16	897,000	931,686	(d)
4.00%	09/09/16	518,000	550,744	(d)
The Kroger Co.
3.85%	08/01/23	500,000	492,278
The Procter & Gamble Co.
4.70%	02/15/19	1,000,000	1,116,937
The Sherwin-Williams Co.
1.35%	12/15/17	436,000	424,538
The Toronto-Dominion Bank
2.63%	09/10/18	250,000	254,970
The Travelers Companies Inc.
5.35%	11/01/40	250,000	269,619
The Western Union Co.
2.88%	12/10/17	500,000	507,619
Thermo Fisher Scientific Inc.
4.15%	02/01/24	25,000	24,762
Thomson Reuters Corp.
4.50%	05/23/43	150,000	126,973
Time Warner Cable Inc.
4.50%	09/15/42	500,000	378,783
6.75%	07/01/18	1,288,000	1,444,412	(d)
Time Warner Inc.
6.10%	07/15/40	1,000,000	1,091,367
Total Capital International S.A.
1.55%	06/28/17	1,000,000	1,000,215

Toyota Motor Credit Corp.
1.38%	01/10/18	1,000,000	980,684
TransAlta Corp.
4.50%	11/15/22	873,000	838,625
TransCanada PipeLines Ltd.
7.63%	01/15/39	350,000	467,163
Transocean Inc.
3.80%	10/15/22	438,000	415,148
Tyco Electronics Group S.A.
2.38%	12/17/18	80,000	78,887
U.S. Bancorp
3.44%	02/01/16	1,525,000	1,590,708
UBS AG
5.75%	04/25/18	1,000,000	1,148,050
Unilever Capital Corp.
2.20%	03/06/19	400,000	399,486
Union Pacific Corp.
4.75%	12/15/43	250,000	243,530
United Airlines 2013-1 Class A Pass Through Trust
4.30%	02/15/27	250,000	254,375	(h)
United Parcel Service Inc.
2.45%	10/01/22	875,000	804,050
United Technologies Corp.
1.80%	06/01/17	472,000	479,275	(d)
4.50%	06/01/42	708,000	687,530	(d)
UnitedHealth Group Inc.
0.85%	10/15/15	437,000	438,749
1.40%	10/15/17	437,000	431,482
6.88%	02/15/38	250,000	311,369
Vale Overseas Ltd.
6.88%	11/10/39	750,000	775,817
Valero Energy Corp.
6.63%	06/15/37	500,000	570,367
Ventas Realty LP (REIT)
2.00%	02/15/18	500,000	491,502
Verizon Communications Inc.
2.00%	11/01/16	1,350,000	1,377,487
2.45%	11/01/22	436,000	385,967
3.85%	11/01/42	686,000	560,328
5.15%	09/15/23	1,250,000	1,342,115
6.40%	09/15/33	500,000	575,060
6.55%	09/15/43	500,000	584,979
Verizon New York Inc.
7.38%	04/01/32	250,000	283,423
Viacom Inc.
2.50%	12/15/16	1,159,000	1,198,625	(d)
3.25%	03/15/23	200,000	185,243
5.85%	09/01/43	100,000	105,122
Virginia Electric and Power Co.
4.65%	08/15/43	500,000	497,992
Vodafone Group PLC
2.50%	09/26/22	376,000	332,063
4.38%	02/19/43	250,000	216,032
Wal-Mart Stores Inc.
6.50%	08/15/37	1,250,000	1,563,662

Waste Management Inc.
2.90%	09/15/22	500,000	463,192
Weatherford International Ltd.
4.50%	04/15/22	250,000	251,575	(d)
5.95%	04/15/42	250,000	250,485	(d)
WellPoint Inc.
1.88%	01/15/18	602,000	595,264
3.30%	01/15/23	500,000	466,607
3.70%	08/15/21	237,000	236,124
Wells Fargo & Co.
1.50%	07/01/15 - 01/16/18	2,500,000	2,514,633
4.13%	08/15/23	250,000	246,462
5.38%	11/02/43	150,000	153,601
5.61%	01/15/44	569,000	591,013	(g)
Wells Fargo Bank NA
0.75%	07/20/15	500,000	501,509
Westpac Banking Corp.
1.13%	09/25/15	1,000,000	1,010,844
Weyerhaeuser Co. (REIT)
7.38%	03/15/32	100,000	122,366
Williams Partners LP
5.80%	11/15/43	250,000	255,183
WPP Finance 2010
5.13%	09/07/42	441,000	401,606
Wyndham Worldwide Corp.
4.25%	03/01/22	250,000	243,993
Xerox Corp.
4.25%	02/15/15	500,000	518,714
Xstrata Finance Canada Ltd.
5.80%	11/15/16	751,275	827,729	(d,g)
Zoetis Inc.
4.70%	02/01/43	500,000	467,330
			245,164,567

Non-Agency Collateralized Mortgage Obligations—0.6%
Banc of America Commercial Mortgage Trust 2006-4
5.63%	07/10/46	400,000	433,606	(d)
5.68%	07/10/46	440,000	479,793
Banc of America Commercial Mortgage Trust 2007-4
5.75%	02/10/51	277,000	305,922	(d,e)
Banc of America Commercial Mortgage Trust 2008-1
6.21%	02/10/51	792,000	903,337	(d,e)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-6
5.18%	09/10/47	980,000	1,043,245	(d,e)
Bear Stearns Commercial Mortgage Securities Trust 2005-T18
4.93%	02/13/42	957,369	991,738	(d,e)
Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.58%	04/12/38	1,050,000	1,137,685	(d,e)
COMM 2005-LP5 Mortgage Trust
4.98%	05/10/43	500,000	521,102	(d,e)
COMM 2013-CR11 Mortgage Trust
4.72%	10/10/46	1,000,000	1,036,971	(e)
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	950,000	988,077
JP Morgan Chase Commercial Mortgage Securities Trust 2005-CB11
5.34%	08/12/37	385,480	400,821	(e)

JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1
5.04%	03/15/46	710,000	732,299	(e)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	1,420,000	1,560,539
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LD11
5.81%	06/15/49	870,000	967,717	(e)
LB-UBS Commercial Mortgage Trust 2005-C5
4.95%	09/15/30	626,501	654,399
LB-UBS Commercial Mortgage Trust 2006-C1
5.16%	02/15/31	860,000	918,511
LB-UBS Commercial Mortgage Trust 2006-C4
5.86%	06/15/38	434,423	472,502	(e)
Morgan Stanley Capital I Trust 2006-T23
5.81%	08/12/41	1,055,000	1,159,995	(e)
Morgan Stanley Capital I Trust 2008-T29
6.28%	01/11/43	470,000	531,856	(e)
Wachovia Bank Commercial Mortgage Trust 2006-C23
5.47%	01/15/45	810,000	872,665	(e)
Wells Fargo Commercial Mortgage Trust 2012-LC5
4.69%	10/15/45	220,000	215,923	(e)
WF-RBS Commercial Mortgage Trust
2.88%	12/15/45	1,200,000	1,120,656
			17,449,359

Sovereign Bonds—0.4%
Government of Brazil
2.63%	01/05/23	750,000	645,000
5.88%	01/15/19	1,000,000	1,120,000
7.13%	01/20/37	500,000	572,500
Government of Chile
3.63%	10/30/42	350,000	274,925
Government of Colombia
4.38%	07/12/21	300,000	309,000	(d)
6.13%	01/18/41	250,000	267,500
Government of Italy
3.13%	01/26/15	1,000,000	1,023,569
5.38%	06/15/33	250,000	260,250
Government of Mexico
4.75%	03/08/44	702,000	632,677	(d)
5.63%	01/15/17	1,000,000	1,117,500
5.75%	10/12/10	172,000	159,100	(d)
6.05%	01/11/40	130,000	141,375	(d)
Government of Panama
6.70%	01/26/36	250,000	279,375
Government of Peru
6.55%	03/14/37	447,000	514,050	(d)
7.35%	07/21/25	100,000	126,000
Government of Philippines
4.00%	01/15/21	500,000	518,750
7.75%	01/14/31	500,000	658,125
Government of Poland
3.00%	03/17/23	147,000	133,844
5.00%	03/23/22	500,000	534,375
6.38%	07/15/19	74,000	86,488
Government of South Africa
6.25%	03/08/41	100,000	103,630	(d)

Government of Turkey
3.25%	03/23/23	500,000	411,250
4.88%	04/16/43	500,000	382,750
6.75%	04/03/18	500,000	543,000
7.38%	02/05/25	500,000	539,750
Government of Uruguay
4.50%	08/14/24	500,000	500,000
			11,854,783

Municipal Bonds and Notes—0.3%
American Municipal Power Inc.
6.27%	02/15/50	300,000	315,591	(d)
Bay Area Toll Authority
6.26%	04/01/49	250,000	299,827
Chicago Transit Authority
6.90%	12/01/40	250,000	280,545
City of New York
5.97%	03/01/36	250,000	277,755
City Public Service Board of San Antonio
5.72%	02/01/41	200,000	226,074
Commonwealth of Massachusetts
4.50%	08/01/31	200,000	196,828
Dallas Area Rapid Transit
5.02%	12/01/48	250,000	253,998
East Bay Municipal Utility District
5.87%	06/01/40	100,000	113,738
Los Angeles Department of Water & Power
6.57%	07/01/45	250,000	306,847
6.60%	07/01/50	90,000	112,411
Los Angeles Unified School District
5.76%	07/01/29	160,000	177,634
Metropolitan Transportation Authority
6.81%	11/15/40	250,000	296,780
Municipal Electric Authority of Georgia
6.64%	04/01/57	250,000	262,785
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	620,000	668,707	(d)
New York City Water & Sewer System
6.01%	06/15/42	250,000	289,245
North Texas Tollway Authority
6.72%	01/01/49	100,000	119,203
Port Authority of New York & New Jersey
4.46%	10/01/62	500,000	425,940
San Diego County Water Authority
6.14%	05/01/49	200,000	229,998
South Carolina State Public Service Authority
6.45%	01/01/50	150,000	160,314	(d)
State Board of Administration Finance Corp.
3.00%	07/01/20	100,000	94,647
State of California
5.70%	11/01/21	705,000	790,665
7.55%	04/01/39	600,000	776,082
State of Illinois
5.10%	06/01/33	800,000	743,152

State of Texas
5.52%	04/01/39	200,000	223,716
Texas Transportation Commission
5.03%	04/01/26	100,000	107,464
University of California
4.60%	05/15/31	100,000	99,714
6.58%	05/15/49	100,000	116,460
University of Texas System
4.79%	08/15/46	125,000	124,336
			8,090,456

FNMA—0.0%*
Lehman TBA
5.50%	TBA	620,251	—	**(h,i)

Total Bonds and Notes
(Cost $953,254,669)			929,836,187

Total Investments in Securities
(Cost $2,540,881,808)			2,859,213,862

Short-Term Investments—7.1%
GE Institutional Money Market Fund - Investment Class 0.00%
(Cost $212,407,850)			212,407,850	(j,k)

Total Investments
(Cost $2,753,289,658)			3,071,621,712

Liabilities in Excess of Other Assets, net—(2.9)%			(87,323,951)

NET ASSETS—100.0%			$2,984,297,761

Other Information:

The Fund had the following long futures contracts open at December 31, 2013:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
MSCI EAFE Mini Index Futures	March 2014	23	$2,205,470	$94,478
MSCI Emerging Market Mini Futures	March 2014	14	711,760	21,430
Russell 2000 Mini Index Futures	March 2014	8	929,120	46,772
S&P 500 Emini Index Futures	March 2014	250	23,013,750	527,748
S&P Mid 400 Emini Index Futures	March 2014	3	401,820	10,314

				$700,742

The Fund held the following TBA sale commitments as of December 31, 2013:

		Principal Amount	Fair Value
Agency Mortgage Backed
Government National Mortgage Assoc. TBA 3.50%
(Cost $1,010,859)	TBA	$(1,000,000)	$(1,008,789	) (f)

The	Fund was invested in the following countries at December 31, 2013 (Unaudited):

Country	Percentage (based on Fair Value)
United States	73.84%
United Kingdom	3.96%
Japan	3.64%
Canada	1.99%
Switzerland	1.82%
France	1.81%
Germany	1.76%
Australia	1.37%
China	0.99%
South Korea	0.84%
Brazil	0.70%
Spain	0.60%
Taiwan	0.57%
Sweden	0.57%
Netherlands	0.56%
Hong Kong	0.53%
Mexico	0.45%
Italy	0.42%
South Africa	0.37%
Supranational	0.36%
India	0.31%
Russian Federation	0.30%
Singapore	0.25%
Belgium	0.22%
Denmark	0.20%
Malaysia	0.19%
Norway	0.16%

Finland	0.16%
Turkey	0.13%
Thailand	0.11%
Poland	0.11%
Indonesia	0.11%
Chile	0.08%
Colombia	0.08%
Israel	0.08%
Philippines	0.08%
Ireland	0.05%
Austria	0.05%
Peru	0.04%
Portugal	0.03%
Greece	0.02%
Uruguay	0.02%
New Zealand	0.02%
Czech Republic	0.01%
Hungary	0.01%
Panama	0.01%
Egypt	0.01%
Luxembourg	0.01%
Cayman Islands	0.00	%***
Puerto Rico	0.00	%***
Bermuda	0.00	%***

	100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2013 (Unaudited):

Equity Securities

Industry	Domestic	Foreign	Total
Diversified Financial Services	1.82%	3.65%	5.47%
Pharmaceuticals	2.11%	1.56%	3.67%
Integrated Oil & Gas	1.69%	1.38%	3.07%
Integrated Telecommunication Services	0.76%	0.62%	1.38%
Internet Software & Services	1.15%	0.19%	1.34%
Oil & Gas Exploration & Production	0.93%	0.39%	1.32%
Industrial Conglomerates	0.90%	0.39%	1.29%
Packaged Foods & Meats	0.51%	0.78%	1.29%
Computer Hardware	1.23%	0.05%	1.28%
Aerospace & Defense	0.99%	0.28%	1.27%
Semiconductors	0.64%	0.54%	1.18%
Automobile Manufacturers	0.23%	0.82%	1.05%
Biotechnology	0.91%	0.13%	1.04%
Systems Software	0.99%	0.03%	1.02%
Electric Utilities	0.60%	0.36%	0.96%
Life & Health Insurance	0.40%	0.55%	0.95%
Household Products	0.74%	0.16%	0.90%
Healthcare Equipment	0.75%	0.11%	0.86%
Wireless Telecommunication Services	0.05%	0.77%	0.82%
Tobacco	0.54%	0.27%	0.81%
Data Processing & Outsourced Services	0.71%	0.09%	0.80%
Industrial Machinery	0.37%	0.42%	0.79%
Communications Equipment	0.63%	0.16%	0.79%

IT Consulting & Other Services	0.63%	0.13%	0.76%
Soft Drinks	0.67%	0.07%	0.74%
Oil & Gas Equipment & Services	0.57%	0.11%	0.68%
Diversified Metals & Mining	0.08%	0.60%	0.68%
Regional Banks	0.41%	0.25%	0.66%
Multi-Utilities	0.43%	0.22%	0.65%
Multi-Line Insurance	0.26%	0.39%	0.65%
Movies & Entertainment	0.64%	0.01%	0.65%
Asset Management & Custody Banks	0.50%	0.11%	0.61%
Restaurants	0.48%	0.11%	0.59%
Multi-Sector Holdings	0.48%	0.11%	0.59%
Electrical Components & Equipment	0.40%	0.18%	0.58%
Cable & Satellite	0.45%	0.13%	0.58%
Railroads	0.32%	0.25%	0.57%
Internet Retail	0.54%	0.01%	0.55%
Hypermarkets & Super Centers	0.38%	0.17%	0.55%
Property & Casualty Insurance	0.33%	0.21%	0.54%
Diversified Chemicals	0.31%	0.20%	0.51%
Construction & Farm Machinery	0.33%	0.17%	0.50%
Apparel, Accessories & Luxury Goods	0.15%	0.34%	0.49%
Application Software	0.30%	0.18%	0.48%
Investment Banking & Brokerage	0.34%	0.13%	0.47%
Food Retail	0.12%	0.33%	0.45%
Apparel Retail	0.21%	0.19%	0.40%
Specialty Chemicals	0.24%	0.15%	0.39%
Consumer Finance	0.36%	0.03%	0.39%
Home Improvement Retail	0.36%	0.03%	0.39%
Specialized REITs	0.39%	0.00%	0.39%
Managed Healthcare	0.36%	0.02%	0.38%
Air Freight & Logistics	0.29%	0.08%	0.37%
Oil & Gas Refining & Marketing	0.25%	0.12%	0.37%
Steel	0.09%	0.28%	0.37%
Fertilizers & Agricultural Chemicals	0.19%	0.15%	0.34%
Auto Parts & Equipment	0.15%	0.19%	0.34%
Retail REITs	0.18%	0.15%	0.33%
Brewers	0.02%	0.30%	0.32%
Trading Companies & Distributors	0.08%	0.24%	0.32%
Drug Retail	0.29%	0.02%	0.31%
Diversified Real Estate Activities	0.00%	0.30%	0.30%
Oil & Gas Storage & Transportation	0.16%	0.13%	0.29%
Specialized Finance	0.21%	0.08%	0.29%
Computer Storage & Peripherals	0.25%	0.04%	0.29%
Healthcare Services	0.20%	0.08%	0.28%
Construction & Engineering	0.06%	0.21%	0.27%
Industrial Gases	0.15%	0.11%	0.26%
Commodity Chemicals	0.08%	0.18%	0.26%
Distillers & Vintners	0.08%	0.15%	0.23%
Life Sciences Tools & Services	0.20%	0.03%	0.23%
Diversified Capital Markets	0.00%	0.22%	0.22%
Broadcasting	0.14%	0.07%	0.21%
Healthcare Distributors	0.19%	0.02%	0.21%
Construction Materials	0.02%	0.18%	0.20%
General Merchandise Stores	0.17%	0.03%	0.20%
Gas Utilities	0.05%	0.15%	0.20%
Oil & Gas Drilling	0.08%	0.11%	0.19%
Casinos & Gaming	0.04%	0.15%	0.19%

Personal Products	0.06%	0.13%	0.19%
Semiconductor Equipment	0.10%	0.08%	0.18%
Department Stores	0.08%	0.10%	0.18%
Building Products	0.03%	0.14%	0.17%
Hotels, Resorts & Cruise Lines	0.11%	0.05%	0.16%
Publishing	0.03%	0.13%	0.16%
Footwear	0.13%	0.02%	0.15%
Diversified REITs	0.03%	0.12%	0.15%
Electronic Equipment & Instruments	0.01%	0.14%	0.15%
Airlines	0.09%	0.06%	0.15%
Advertising	0.06%	0.09%	0.15%
Gold	0.02%	0.12%	0.14%
Research & Consulting Services	0.07%	0.07%	0.14%
Reinsurance	0.03%	0.10%	0.13%
Automotive Retail	0.11%	0.02%	0.13%
Electronic Components	0.00%	0.13%	0.13%
Heavy Electrical Equipment	0.00%	0.12%	0.12%
Insurance Brokers	0.12%	0.00%	0.12%
Electronic Manufacturing Services	0.02%	0.10%	0.12%
Residential REITs	0.10%	0.01%	0.11%
Environmental & Facilities Services	0.09%	0.02%	0.11%
Specialty Stores	0.10%	0.01%	0.11%
Agricultural Products	0.07%	0.03%	0.10%
Tires & Rubber	0.01%	0.09%	0.10%
Leisure Products	0.06%	0.04%	0.10%
Office REITs	0.05%	0.05%	0.10%
Home Building	0.05%	0.05%	0.10%
Office Electronics	0.03%	0.07%	0.10%
Paper Products	0.05%	0.05%	0.10%
Consumer Electronics	0.02%	0.08%	0.10%
Independent Power Producers & Energy Traders	0.04%	0.06%	0.10%
Security & Alarm Services	0.06%	0.04%	0.10%
Real Estate Development	0.00%	0.10%	0.10%
Thrifts & Mortgage Finance	0.03%	0.06%	0.09%
Healthcare Supplies	0.03%	0.06%	0.09%
Diversified Support Services	0.02%	0.06%	0.08%
Human Resource & Employment Services	0.03%	0.05%	0.08%
Coal & Consumable Fuels	0.03%	0.05%	0.08%
Paper Packaging	0.05%	0.03%	0.08%
Real Estate Operating Companies	0.00%	0.07%	0.07%
Industrial REITs	0.04%	0.03%	0.07%
Healthcare Facilities	0.02%	0.05%	0.07%
Marine	0.01%	0.06%	0.07%
Food Distributors	0.06%	0.01%	0.07%
Healthcare Technology	0.05%	0.01%	0.06%
Highways & Railtracks	0.00%	0.06%	0.06%
Home Furnishing Retail	0.05%	0.01%	0.06%
Trucking	0.02%	0.04%	0.06%
Metal & Glass Containers	0.03%	0.02%	0.05%
Household Appliances	0.03%	0.02%	0.05%
Distributors	0.04%	0.01%	0.05%
Computer & Electronics Retail	0.03%	0.02%	0.05%
Home Entertainment Software	0.02%	0.03%	0.05%
Office Services & Supplies	0.02%	0.03%	0.05%
Motorcycle Manufacturers	0.03%	0.01%	0.04%
Aluminum	0.02%	0.02%	0.04%

Home Furnishings	0.03%	0.01%	0.04%
Water Utilities	0.00%	0.04%	0.04%
Specialized Consumer Services	0.04%	0.00%	0.04%
Precious Metals & Minerals	0.00%	0.04%	0.04%
Education Services	0.01%	0.02%	0.03%
Alternative Carriers	0.00%	0.03%	0.03%
Housewares & Specialties	0.03%	0.00%	0.03%
Technology Distributors	0.02%	0.01%	0.03%
Mortgage REITs	0.03%	0.00%	0.03%
Airport Services	0.00%	0.03%	0.03%
Commercial Printing	0.01%	0.02%	0.03%
Marine Ports & Services	0.00%	0.03%	0.03%
Real Estate Services	0.02%	0.00%	0.02%
Leisure Facilities	0.00%	0.02%	0.02%
Forest Products	0.01%	0.00%	0.01%
Photographic Products	0.00%	0.01%	0.01%
Textiles	0.00%	0.01%	0.01%
Catalog Retail	0.01%	0.00%	0.01%

			62.81%

Bonds and Notes

Sector	Percentage (based on Fair Value)
U.S. Treasuries	10.76%
Agency Mortgage Backed	10.02%
Corporate Notes	7.98%
Non-Agency Collateralized Mortgage Obligations	0.57%
Sovereign Bonds	0.39%
Municipal Bonds and Notes	0.26%
U.S. Government Sponsored Agencies	0.19%
Asset Backed	0.10%

30.27%

Short-Term Investments
Short-Term Investments	6.92%

6.92%

100.00%

Notes to Schedules of Investments December 31, 2013

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(c)	General Electric Co. is the parent company of GEAM, the Fund’s investment adviser.

(d)	At December 31, 2013, all or a portion of this security was pledged to cover collateral requirements for futures and/or TBA’s.

(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013.

(f)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(g)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to $3,006,190 or 0.10% of the net assets of the GE Investment Total Return Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Trustees.

(h)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Fund’s Board of Director’s.

(i)	Security is in default.

(j)	Coupon amount represents effective yield.

(k)	GE Asset Management Incorporated (“GEAM”), the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.

*	Less than 0.05%
**	Amount is less than $0.50.
***	Less than 0.005%.
†	Percentages are based on net assets as of December 31, 2013.
††	Security traded on different exchanges.

Abbreviations:

ADR	American Depository Receipt

GDR	Global Depository Receipt

REIT	Real Estate Investment Trust

TBA	To Be Announced

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report included in Item 1 of this Form N-CSR, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE Investments Funds, Inc.

By:	/s/ Michael J. Cosgrove
Michael J. Cosgrove
Chairman, GE Investments Funds, Inc.

Date:	February 12, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael J. Cosgrove
Michael J. Cosgrove
Chairman, GE Investments Funds, Inc.

Date:	February 12, 2014

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, GE Investments Funds, Inc.

Date:	February 12, 2014